UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036
______________________________________________

UBS Relationship Funds
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 215-564

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders.

UBS Relationship Funds
Annual Report
December 31, 2006

UBS Global Securities Relationship Fund

For the fiscal year ended December 31, 2006, UBS Global Securities Relationship Fund (the “Fund”) returned 14.96%, outperforming the 14.84% return of its benchmark, the Global Securities Relationship Fund Index (the “Index”). For comparison purposes, the MSCI World Free Index (net US) returned 20.42%, and the Citigroup World Government Bond Index returned 6.12%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund generated solid results during the reporting period. This was primarily due to security selection in the equity portion of the portfolio, and positioning in the asset-backed and commercial mortgage-backed securities sectors in the bond portion.

Equities: Uncovering opportunities in overvalued markets
Global stocks generated mixed results in the first half of the fiscal year before experiencing a sharp rally that helped most major indices generate strong results in 2006 as a whole. Investors demonstrated continued risk tolerance in this environment, favoring high volatility sectors and stocks. Our intrinsic value analysis concluded that most equity markets were slightly overvalued at these prices, leading us to capture greater opportunities by taking more risk in security level decisions.

Our bottom-up research led us to overweight financials, telecommunications and healthcare. In financials, we focused on banks and the insurance subsectors, a strategy that detracted from relative performance. Our telecommunications position added to performance, as did strong stock selection within the sector. We identified what we viewed as being attractive companies in this area, especially in Europe, where companies we considered undervalued have begun to report sound earnings. Two examples of such Fund holdings were Vodafone and France Telecom.

The Fund’s healthcare holdings were primarily in US pharmaceutical stocks. These companies were hurt by the prospects of increased price competition and the potential for healthcare reform under the newly elected Democrat-led Congress. We continue to believe in the long-term potential of these holdings.

Our largest underweights for the period were in materials and utilities, two of the top-performing sectors in 2006. We underweighted materials because our research indicated that increased demand from China would soon be met by increased supply, and would thus drive down prices. In utilities, stocks, in our view, performed well by association with energy, rather than due to attractive fundamentals. In our opinion, these high utility prices are not sustainable.

At the country level, we favored opportunities in the US over other developed countries. Our research found that Japan was constrained by a tightening labor market, weakening consumer spending and expectations of a stronger yen. In the Eurozone, we saw strong growth from exports to emerging markets and new European Union entrants from the East. However, we believe these advantages may be compromised by the potential for tax increases, restrained central government consumption and a tight monetary policy. Emerging markets offered some structural advantages over these developed markets, and stand to benefit from continued strong growth in Asia.

Fixed income: A defensive posture reflected our top-down assessment
The global bond markets surpassed most expectations over the reporting period, supported by a change in policy from the US Federal Reserve (the “Fed”). After 17 consecutive increases, the Fed left the federal funds rate (the rate that banks charge one another for funds they borrow on an overnight basis) unchanged in August, sending ripples through bond markets around the world. Investors reacted quickly, pushing yields down and prices up (bond prices and yields move in the opposite direction).

In our view, the fixed income market was driven more by sentiment than any fundamental change to the global economy. We navigated this environment by relying on our research team’s top-down and bottom-up analysis. We still believe that the global economy is more resilient than the market anticipates and that yields are below fair value. During the reporting period, however, active duration and country decisions added value.

From a bottom-up perspective, our research led us to overweight commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) at the expense of credit and non-government sectors. These overweights benefited performance, as did issue selection within these sectors.

UBS Global Securities Relationship Fund

At the country level, we held a neutral weight to US bonds and an underweight to international bonds. In particular, we were underweight to Japanese bonds, which we considered among the most expensive, despite recent poor performance; this position helped Fund performance. We held no exposure to emerging markets bonds, where our research showed the markets were significantly overvalued.

The Fund’s currency positions added modest value to relative performance. Our strategy reflects our preference for lower-yielding currencies and Asian currencies. We held underweights to the US dollar, Canadian dollar, British pound and euro. We held overweights to the Singapore dollar, Japanese yen, Swiss franc and Swedish krona. There were few changes to these positions over the reporting period, as volatility in the currency markets remained unusually low.

The global economy remains on track
We believe the global economy is moving from above-average growth to more historical or average levels. Along the way, there will be ups and downs that impact the financial markets. We will closely monitor these movements to identify value discrepancies that could create opportunities or risks for the portfolio.

UBS Global Securities Relationship Fund

Average annual total return (unaudited)
	1 year	5 years	10 years
	ended	ended	ended
	12/31/06	12/31/06	12/31/06

UBS Global Securities Relationship Fund	14.96%	12.57%	9.62%

MSCI World Free Index (net US)*	20.42	10.30	7.89

Citigroup World Government Bond Index	6.12	8.41	5.24

Global Securities Relationship Fund Index**	14.84	9.88	8.02

*	This benchmark has been calculated net of withholding tax from a US perspective.

**	An unmanaged index compiled by the Advisor, constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup BIG Bond Index; 9% Citigroup Non-US World Government Bond Index (Unhedged); 2% JP Morgan EMBI Global Index; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS Global Securities Relationship Fund and the MSCI World Free Index (net US), the Citigroup World Government Bond Index and the Global Securities Relationship Fund Index

The graph depicts the performance of UBS Global Securities Relationship Fund versus the MSCI World Free Index (net US), the Citigroup World Government Bond Index and the Global Securities Relationship Fund Index over the 10 years ended December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited) As of December 31, 2006		Top ten fixed income holdings (unaudited) As of December 31, 2006

	Percentage of net assets		Percentage of net assets

Citigroup, Inc.	2.0%	US Treasury note
Morgan Stanley	1.8	4.875%, due 08/31/08	0.7%
Microsoft Corp.	1.6	US Treasury note
Wells Fargo & Co.	1.4	4.875%, due 10/31/08	0.7
Exelon Corp.	1.2	US Treasury bond
American International Group, Inc.	1.1	6.250%, due 08/15/23	0.7
Allergan, Inc.	1.0	US Treasury note
Wyeth	1.0	5.125%, due 06/30/11	0.7
Johnson Controls, Inc.	0.9	US Treasury inflation indexed bond
Sprint Nextel Corp.	0.9	2.000%, due 01/15/16	0.5
		Government of Japan
Total	12.9%	0.500%, due 06/20/07	0.5
		Deutsche Bundesrepublik
		4.500%, due 07/04/09	0.4
		US Treasury note
		4.875%, due 05/15/09	0.4
		US Treasury note
		4.625%, due 10/31/11	0.3
		Republic of Austria
		5.000%, due 01/15/08	0.3

		Total	5.2%

UBS Global Securities Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets
As of December 31, 2006

Equities		Food products	0.25%
US equities		Gas utilities	0.08
Aerospace & defense	0.37%	Health care equipment & supplies	0.08
Air Freight & logistics	0.74	Hotels, restaurants & leisure	0.82
Auto components	1.32	Household durables	0.32
Automobiles	0.35	Household products	0.06
Beverages	0.65	Industrial conglomerates	0.09
Biotechnology	0.98	Insurance	1.92
Building products	0.90	IT services	0.39
Capital markets	2.68	Machinery	0.45
Commercial banks	3.03	Media	0.32
Computers & peripherals	0.32	Metals & mining	0.09
Diversified consumer services	0.20	Multiline retail	0.03
Diversified financial services	2.91	Office electronics	0.22
Diversified telecommunication services	0.79	Oil & gas	1.28
Electric utilities	1.90	Paper & forest products	0.17
Energy equipment & services	0.81	Pharmaceuticals	1.10
Food & staples retailing	1.25	Real estate	0.18
Health care equipment & supplies	0.50	Road & rail	0.28
Health care providers & services	1.34	Semiconductors & semiconductor equipment	0.30
Hotels, restaurants & leisure	0.11	Specialty retail	0.33
Household durables	0.17	Textiles, apparel & luxury goods	0.05
Insurance	2.01	Tobacco	0.40
Internet & catalog retail	0.29	Trading companies & distributors	0.32
Internet software & services	0.28	Wireless telecommunication services	0.74
Life sciences tools & services	0.33
Machinery	1.29	Total international equities	19.83
Media	1.67
Multi-utilities & unregulated power	0.77	Total equities	60.69
Oil & gas	1.10
Pharmaceuticals	3.94	US bonds
Real estate	0.12	US corporate bonds
Road & rail	0.81	Aerospace & defense	0.01
Semiconductors & semiconductor equipment	1.72	Automobiles	0.06
Software	2.62	Beverages	0.01
Specialty retail	0.93	Capital markets	0.12
Textiles, apparel & luxury goods	0.23	Chemicals	0.01
Thrifts & mortgage finance	0.53	Commercial banks	0.17
Wireless telecommunication services	0.90	Commercial services & supplies	0.01
		Consumer finance	0.36
Total US equities	40.86	Diversified financial services	0.33
International equities		Diversified telecommunication services	0.08
Air freight & logistics	0.13	Electric utilities	0.02
Airlines	0.21	Food products	0.02
Auto components	0.23	Insurance	0.01
Automobiles	0.69	IT services	0.01
Beverages	0.46	Media	0.04
Capital markets	0.65	Multi-utilities & unregulated power	0.03
Chemicals	0.39	Oil & gas	0.04
Commercial banks	3.88	Pharmaceuticals	0.01
Commercial services & supplies	0.05	Real estate	0.02
Communications equipment	0.22	Road & rail	0.04
Construction & engineering	0.05	Thrifts & mortgage finance	0.04
Construction materials	0.32	Wireless telecommunication services	0.01
Consumer finance	0.11
Diversified financial services	0.23	Total US corporate bonds	1.45
Diversified telecommunication services	0.74	Asset-backed securities	1.05
Electric utilities	0.25	Collateralized debt obligations	0.29
Energy equipment & services	0.47	Commercial mortgage-backed securities	1.30
Food & staples retailing	0.48	Mortgage & agency debt securities	5.15
		US government obligations	4.78

		Total US bonds	14.02

UBS Global Securities Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets
As of December 31, 2006

International bonds
International corporate bonds
Aerospace & defense	0.01%
Commercial banks	0.23
Diversified telecommunication services	0.02

Total international corporate bonds	0.26
International asset-backed security	0.02
Foreign government bonds	6.15
Sovereign/supranational bond	0.18

Total international bonds	6.61
Total bonds	20.63
Investment companies	14.20
Short-term investments	5.08

Total investments	100.60
Liabilities, in excess of cash and other assets	(0.60)

Net assets	100.00%

UBS Global Securities Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Equities — 60.69%			R.H. Donnelley Corp.	179,427	$11,255,456
US equities — 40.86%			Realogy Corp.[1]	117,875	3,573,970
Allergan, Inc.	255,300	$30,569,622	Red Hat, Inc.[1]	372,900	8,576,700
Allstate Corp.	214,000	13,933,540	Sempra Energy	259,100	14,519,964
Amazon.Com, Inc.[1]	212,900	8,401,034	Sprint Nextel Corp.	1,402,126	26,486,160
American Electric Power Co., Inc.	273,050	11,626,469	Symantec Corp.[1]	742,376	15,478,540
American International Group, Inc.	432,100	30,964,286	Sysco Corp.	507,900	18,670,404
Analog Devices, Inc.	460,800	15,146,496	UnitedHealth Group, Inc.	465,600	25,016,688
Anheuser-Busch Cos., Inc.	191,500	9,421,800	Univision Communications, Inc., Class A1	59,800	2,118,116
AT&T, Inc.	543,400	19,426,550	Viacom, Inc., Class B1	45,500	1,866,865
Borg-Warner, Inc.	202,100	11,927,942	Waters Corp.[1]	194,300	9,514,871
Bristol-Myers Squibb Co.	609,400	16,039,408	Wells Fargo & Co.	1,112,700	39,567,612
Burlington Northern Santa Fe Corp.	321,200	23,707,772	Wyeth	568,600	28,953,112
Cephalon, Inc.[1]	92,000	6,477,720	Wyndham Worldwide Corp.[1]	96,140	3,078,403
Chevron Corp.	110,500	8,125,065	Xilinx, Inc.	524,800	12,495,488
Chico’s FAS, Inc.[1]	343,800	7,113,222	Yahoo!, Inc.	322,600	8,239,204
Citigroup, Inc.	1,074,575	59,853,827
City National Corp.	86,400	6,151,680	Total US equities (Cost $1,028,815,248)		1,194,432,652
Coach, Inc.[1]	153,500	6,594,360
Constellation Brands, Inc., Class A1	332,900	9,660,758
Costco Wholesale Corp.	338,800	17,912,356	International equities — 19.83%
Dell, Inc.[1]	374,100	9,386,169	Australia — 0.58%
Embarq Corp.	69,901	3,673,997	National Australia Bank Ltd.	141,522	4,513,100
ENSCO International, Inc.	241,600	12,094,496	Qantas Airways Ltd.	1,466,842	6,043,986
EOG Resources, Inc.	164,300	10,260,535	QBE Insurance Group Ltd.	277,669	6,323,286
Exelon Corp.	554,000	34,287,060
ExxonMobil Corp.	179,800	13,778,074			16,880,372
FedEx Corp.	198,000	21,506,760
Fifth Third Bancorp.	582,500	23,841,725
Fortune Brands, Inc.	57,500	4,909,925	Austria — 0.10%
Freddie Mac	229,900	15,610,210	Telekom Austria AG	113,108	3,030,957
Genzyme Corp.[1]	288,500	17,765,830
H & R Block, Inc.	259,200	5,971,968
Halliburton Co.	373,800	11,606,490	Belgium — 0.31%
Harley-Davidson, Inc.	144,200	10,161,774	KBC Groep NV S.A.	53,496	6,560,356
Hartford Financial Services Group, Inc.	147,600	13,772,556	Solvay S.A.[2]	15,709	2,409,601
Home Depot, Inc.	498,300	20,011,728
Illinois Tool Works, Inc.	511,500	23,626,185			8,969,957
Intel Corp.	1,122,000	22,720,500
Johnson & Johnson	334,224	22,065,468
Johnson Controls, Inc.	310,400	26,669,568	Bermuda — 0.39%
JPMorgan Chase & Co.	522,700	25,246,410	Accenture Ltd., Class A	312,300	11,533,239
Masco Corp.	884,600	26,423,002
McAfee, Inc.[1]	204,500	5,803,710
Medco Health Solutions, Inc.[1]	263,000	14,054,720	Canada — 0.70%
Medtronic, Inc.	276,200	14,779,462	Alcan, Inc.	55,630	2,708,632
Mellon Financial Corp.	612,900	25,833,735	Canadian Pacific Railway Ltd.[2]	93,300	4,912,421
Merck & Co., Inc.	402,100	17,531,560	Cott Corp.[1]	112,300	1,607,244
Microsoft Corp.	1,563,100	46,674,166	Magna International, Inc., Class A2	24,300	1,956,044
Millennium Pharmaceuticals, Inc.[1]	410,400	4,473,360	Manulife Financial Corp.[2]	80,700	2,723,102
Morgan Stanley	645,550	52,567,136	Toronto-Dominion Bank[2]	107,500	6,427,046
News Corp., Inc., Class A	470,800	10,112,784
NiSource, Inc.	325,600	7,846,960			20,334,489
Northeast Utilities	141,500	3,984,640
Northrop Grumman Corp.	159,100	10,771,070
Omnicom Group, Inc.	224,500	23,469,230	Cayman Islands — 0.47%
PACCAR, Inc.	216,200	14,031,380	GlobalSantaFe Corp.	235,200	13,825,056
Pepco Holdings, Inc.	213,300	5,547,933
PNC Financial Services Group, Inc.	257,900	19,094,916
			Finland — 0.27%
			Nokia Oyj	149,660	3,058,208
			UPM-Kymmene Oyj	196,760	4,966,096

					8,024,304

			France — 1.49%
			AXA S.A.	244,794	9,910,714
			France Telecom S.A.	406,701	11,247,335
			Sanofi-Aventis S.A.	69,382	6,406,560
			Total S.A.	211,388	15,249,685
			Unibail REIT	2,736	668,518

					43,482,812

UBS Global Securities Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Germany — 1.22%			Sompo Japan Insurance, Inc.	183,000	$2,237,427
Allianz AG	60,480	$12,355,516	Sumitomo Mitsui Financial Group, Inc.	580	5,945,969
Bayerische Motoren Werke AG	45,995	2,641,740	Sumitomo Trust & Banking Co. Ltd.	256,000	2,684,660
Deutsche Postbank AG	70,863	5,983,927	Takefuji Corp.	44,870	1,775,872
E.ON AG	27,633	3,750,924	Tanabe Seiyaku Co., Ltd.	113,000	1,476,535
Hannover Rueckversicherung AG1,2	6,185	286,411	Tokyo Gas Co., Ltd.	447,000	2,377,640
IKB Deutsche Industriebank AG	49,721	1,938,178	Toyota Motor Corp.	110,600	7,397,807
MAN AG	25,662	2,319,091
Metro AG	45,025	2,871,317			99,545,600
Premiere AG1,2	42,607	714,291
Siemens AG	27,740	2,751,490	Netherlands — 1.53%
			ABN AMRO Holding NV	333,135	10,708,031
		35,612,885	Aegon NV	371,699	7,085,148
			ASML Holding NV1	173,480	4,314,403
Greece — 0.06%			ING Groep NV	91,194	4,043,586
National Bank of Greece S.A.	39,004	1,796,904	Koninklijke Philips Electronics NV	139,064	5,244,636
			Reed Elsevier NV	314,483	5,363,522
Hong Kong — 0.30%			Koninklijke KPN NV	304,238	4,325,333
Esprit Holdings Ltd.	289,500	3,232,464	TNT NV	87,265	3,753,026
Hutchison Telecommunications International Ltd.[1]	683,000	1,721,044
Sun Hung Kai Properties Ltd.	213,000	2,446,749			44,837,685
Yue Yuen Industrial Holdings	435,500	1,382,931
			Norway — 0.16%
		8,783,188	Statoil ASA	84,800	2,247,434
			Telenor ASA	135,200	2,542,372
Ireland — 0.56%
Bank of Ireland	389,819	9,005,160			4,789,806
CRH PLC	97,808	4,072,175
Depfa Bank PLC	176,567	3,160,528	Panama — 0.75%
			Carnival Corp.	446,700	21,910,635
		16,237,863
			Singapore — 0.02%
Italy — 0.54%			Singapore Telecommunications Ltd.	274,000	585,963
ENI SpA	127,502	4,288,514
Intesa Sanpaolo SpA	296,564	2,290,154	Spain — 0.51%
SanPaolo IMI SpA	186,934	4,343,015	Banco Santander Central Hispano S.A.	709,610	13,245,230
UniCredito Italiano SpA	542,743	4,757,214	Repsol YPF S.A.[2]	43,588	1,507,505

		15,678,897			14,752,735

Japan — 3.41%			Sweden — 0.39%
Aeon Co. Ltd.	125,800	2,722,028	Electrolux AB, B Shares[1]	115,300	2,307,364
Aiful Corp.[2]	54,600	1,536,994	Husqvarna AB, B Shares[1]	115,300	1,802,102
Asahi Breweries Ltd.	226,400	3,624,150	Sandvik AB	269,700	3,919,858
Bank of Yokohama Ltd.	367,000	2,874,199	Telefonaktiebolaget LM Ericsson, B Shares	846,000	3,416,896
Bridgestone Corp.	146,300	3,263,951
Canon, Inc.	107,800	6,069,157			11,446,220
East Japan Railway Co.	476	3,179,866
Funai Electric Co. Ltd.[2]	18,500	1,497,038	Switzerland — 1.72%
Honda Motor Co. Ltd.	168,300	6,646,864	Clariant AG1	109,034	1,633,049
Japan Tobacco, Inc.	560	2,705,769	Credit Suisse Group	237,274	16,600,417
KDDI Corp.	294	1,993,681	Holcim Ltd.	56,802	5,207,044
Kubota Corp.	301,000	2,787,295	Nestle S.A.	14,486	5,147,672
Mitsubishi Corp.	217,900	4,101,475	Novartis AG	131,556	7,584,579
Mitsui Fudosan Co. Ltd.	86,000	2,099,323	Roche Holding AG	59,907	10,742,453
Mitsui Sumitomo Insurance Co. Ltd.	345,000	3,774,547	Straumann Holding AG	9,190	2,224,908
Nissan Motor Co. Ltd.	292,800	3,525,754	Swiss Reinsurance Co.	14,466	1,229,937
Nitto Denko Corp.[2]	81,200	4,066,653
NOK Corp.	78,900	1,551,414			50,370,059
Nomura Holdings, Inc.	134,100	2,529,763
NTN Corp.	220,000	1,972,522	United Kingdom — 4.35%
NTT DoCoMo, Inc.	1,984	3,134,255	AstraZeneca PLC	32,964	1,771,074
Rohm Co. Ltd.	43,900	4,371,371	Balfour Beatty PLC	171,061	1,483,773
Shin-Etsu Chemical Co. Ltd.	50,900	3,408,874	Barclays PLC	964,666	13,788,357
SMC Corp.	15,600	2,212,747	BP PLC	1,263,789	14,042,781
			Cadbury Schweppes PLC	193,793	2,073,676
			Carnival PLC	43,220	2,190,089
			Diageo PLC	424,245	8,327,484

UBS Global Securities Relationship Fund—Schedule of investments

December 31, 2006

					Face
		Shares	Value		amount	Value

Experian Group Ltd.		237,895	$2,792,461	Coors Brewing Co.
Gallaher Group PLC		396,144	8,892,827	6.375%, due 05/15/12	$225,000	$232,833
GlaxoSmithKline PLC		152,662	4,017,380	DaimlerChrysler N.A. Holding Corp.
Home Retail Group		121,791	977,714	4.050%, due 06/04/08	1,825,000	1,786,013
ITV PLC		163,064	340,032	Devon Financing Corp. ULC
Kesa Electricals PLC		381,770	2,535,913	6.875%, due 09/30/11	575,000	608,015
Kingfisher PLC		826,422	3,859,250	Dominion Resources, Inc., Series B
Prudential PLC		753,910	10,325,710	5.950%, due 06/15/35	325,000	319,517
Rentokil Initial PLC		413,110	1,340,701	EOP Operating LP REIT
Royal Bank of Scotland Group PLC		341,168	13,313,378	7.250%, due 06/15/28	300,000	328,767
Scottish & Southern Energy PLC		120,781	3,675,042	Erac USA Finance Co., 144A
Taylor Nelson Sofres PLC		142,268	559,907	8.000%, due 01/15/11	425,000	463,468
Tesco PLC		1,068,106	8,459,517	Exelon Generation Co. LLC
Vodafone Group PLC		5,298,590	14,680,115	5.350%, due 01/15/14	495,000	484,848
Wolseley PLC		220,924	5,333,578	Ford Motor Credit Co.
WPP Group PLC		181,026	2,447,470	5.800%, due 01/12/09	6,500,000	6,381,980
				General Electric Capital Corp.
			127,228,229	6.000%, due 06/15/12	2,625,000	2,717,324
				6.750%, due 03/15/32	650,000	744,431
Total international equities				General Motors Acceptance Corp. LLC
(Cost $461,263,543)			579,657,855	6.875%, due 09/15/11	1,095,000	1,123,139
				Goldman Sachs Group, Inc.
Total equities (Cost $1,490,078,791)			1,774,090,507	6.875%, due 01/15/11	1,700,000	1,799,571
				Harrah’s Operating Co., Inc.
				7.125%, due 06/01/07	5,000	5,023
		Face		HSBC Bank USA N.A.
		amount		5.625%, due 08/15/35	695,000	669,620
				HSBC Finance Corp.
Bonds — 20.63%				6.750%, due 05/15/11	975,000	1,031,882
US bonds — 14.02%				ICI Wilmington, Inc.
US corporate bonds — 1.45%				4.375%, due 12/01/08	260,000	255,109
American General Finance Corp.				International Lease Finance Corp.
5.375%, due 10/01/12		$160,000	159,556	3.500%, due 04/01/09	900,000	865,731
AT&T Corp.				John Deere Capital Corp.
8.000%, due 11/15/31		575,000	713,390	7.000%, due 03/15/12	300,000	321,041
AvalonBay Communities, Inc. REIT				JPMorgan Chase & Co.
7.500%, due 08/01/09		105,000	110,498	6.750%, due 02/01/11	1,100,000	1,156,441
Avon Products, Inc.				Kinder Morgan Energy Partners LP
7.150%, due 11/15/09		100,000	104,687	5.800%, due 03/15/35	260,000	236,272
Bank of America Corp., 144A				Kraft Foods, Inc.
5.420%, due 03/15/17		1,500,000	1,488,383	5.625%, due 11/01/11	400,000	404,252
BellSouth Corp.				Lockheed Martin Corp., Series B
6.550%, due 06/15/34		300,000	307,537	6.150%, due 09/01/36	175,000	183,862
Boeing Capital Corp.				MBNA Corp.
7.375%, due 09/27/10		425,000	455,643	7.500%, due 03/15/12	320,000	350,526
Burlington Northern Santa Fe Corp.				Metlife, Inc.
7.082%, due 05/13/29		490,000	554,093	5.000%, due 11/24/13	270,000	264,193
C.S. First Boston USA, Inc.				Morgan Stanley
6.500%, due 01/15/12		320,000	336,298	6.750%, due 04/15/11	1,725,000	1,823,277
Capital One Financial Corp.				New Cingular Wireless Services, Inc.
5.500%, due 06/01/15		310,000	309,786	8.750%, due 03/01/31	210,000	272,909
Citigroup, Inc.				News America, Inc.
5.000%, due 09/15/14		575,000	561,428	6.200%, due 12/15/34	225,000	217,173
5.500%, due 11/18/15	GBP	1,000,000	1,967,142	PPL Energy Supply LLC
5.625%, due 08/27/12		$1,875,000	1,902,129	6.400%, due 11/01/11	235,000	243,287
Comcast Cable Communications, Inc.				Sprint Capital Corp.
6.750%, due 01/30/11		975,000	1,021,594	8.750%, due 03/15/32	700,000	842,528
Computer Sciences Corp.				TXU Energy Co. LLC
3.500%, due 04/15/08		350,000	340,171	7.000%, due 03/15/13	310,000	324,371
ConAgra Foods, Inc.
6.750%, due 09/15/11		47,000	49,497
ConAgra Foods, Inc., 144A
5.819%, due 06/15/17		73,000	72,207

UBS Global Securities Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

U.S. Bank N.A.			Structured Asset Securities Corp., 03-AL2,
6.375%, due 08/01/11	$420,000	$438,434	Class A, 144A
Valero Energy Corp.			3.357%, due 01/25/31	$130,317	$119,496
7.500%, due 04/15/32	335,000	382,202	Structured Asset Securities Corp., 05-S7,
Verizon New York, Inc.			Class M5, 144A4
6.875%, due 04/01/12	300,000	311,015	6.000%, due 12/25/35	2,500,000	2,510,120
Verizon New York, Inc., Series B			Washington Mutual Master Note Trust,
7.375%, due 04/01/32	200,000	206,502	06-C3A, Class C3A, 144A
Wachovia Bank N.A.			5.730%, due 10/15/13	5,000,000	4,999,950
7.800%, due 08/18/10	750,000	806,739	WFS Financial Owner Trust, 05-2, Class D
Washington Mutual, Inc.			4.840%, due 11/17/12	2,250,000	2,224,254
5.625%, due 01/15/07	1,175,000	1,175,070
Waste Management, Inc.			Total asset-backed securities
7.375%, due 08/01/10	325,000	345,705	(Cost $30,646,174)		30,701,184
Wells Fargo Bank N.A.
6.450%, due 02/01/11	1,400,000	1,462,042	Collateralized debt obligations[5] — 0.29%
Wyeth			Abacus Ltd., 06-13A, Class H3
5.500%, due 03/15/13	400,000	402,588	6.650%, due 09/28/46	3,400,000	3,400,000
			G-Force CDO, Ltd., 06-1A, Class A3
Total US corporate bonds			5.600%, due 09/27/46	5,000,000	5,028,906
(Cost $42,561,126)		42,441,739
			Total collateralized debt obligations
Asset-backed securities — 1.05%			(Cost $8,328,637)		8,428,906
Banc of America Securities Auto
Trust, 06-G1, Class C			Commercial mortgage-backed securities — 1.30%
5.510%, due 02/19/13	4,400,000	4,408,250	Asset Securitization Corp., 95-MD4, Class A3[3]
Compucredit Acquired Portfolio			7.384%, due 08/13/29	2,000,000	2,022,374
Voltage Master Trust, 06-1A, Class A1, 144A3			Asset Securitization Corp., 95-MD4, Class A5[3]
5.520%, due 09/15/18	4,680,764	4,681,861	7.384%, due 08/13/29	5,000,000	5,082,285
Conseco Finance Securitizations			Banc of America Large Loan, 05-ESHA,
Corp., 00-2, Class A4			Class D, 144A3
8.480%, due 12/01/30	19,608	19,619	5.850%, due 07/14/20	2,000,000	2,002,330
Countrywide Asset-Backed Certificates,			Bear Stearns Commercial Mortgage Securities,
03-SD3, Class A1, 144A4			00-WF1, Class A2
5.770%, due 12/25/32	10,636	10,670	7.780%, due 02/15/32	695,000	736,154
Countrywide Asset-Backed Certificates,			Bear Stearns Commercial Mortgage Securities,
04-SD1, Class A1, 144A4			05-LXR1, Class H, 144A3
5.690%, due 06/25/33	117,465	117,967	6.550%, due 09/15/18	2,540,000	2,541,673
Green Tree Financial Corp., 99-1, Class A5			DLJ Commercial Mortgage Corp.,
6.110%, due 09/01/23	705,984	710,147	00-CKP1, Class A1B
GSAMP Trust, 06-S5, Class A2[4]			7.180%, due 11/10/33	188,920	199,246
5.658%, due 09/25/36	2,000,000	2,003,938	DLJ Commercial Mortgage Corp.,
Home Equity Mortgage Trust, 06-4, Class A2[4]			99-CG1, Class A1A
5.730%, due 11/25/36	2,000,000	2,011,934	6.080%, due 03/10/32	38,466	38,446
Hyundai Auto Receivables Trust, 05-A, Class B			First Union Commercial Mortgage Securities,
4.200%, due 02/15/12	2,000,000	1,964,994	Inc., 97-C2, Class A3
Irwin Home Equity, 06-1, Class 2A3, 144A4			6.650%, due 11/18/29	384,309	385,781
5.770%, due 12/25/35	3,000,000	2,988,697	Greenwich Capital Commercial Funding Corp.,
Massachusetts RRB Special Purpose Trust,			06-RR1, Class A1, 144A3
99-1, Class A5			5.781%, due 03/18/49	8,000,000	8,197,500
7.030%, due 03/15/12	275,000	285,846	GS Mortgage Securities Corp., II,
Providian Gateway Master Trust, 04-AA,			06-RR2, Class A1, 144A3
Class C, 144A3			5.689%, due 06/23/46	5,975,000	6,036,873
6.250%, due 03/15/11	250,000	250,391	GS Mortgage Securities Corp., II,
Providian Gateway Master Trust, 04-AA,			97-GL, Class A2D
Class D, 144A3			6.940%, due 07/13/30	3,000,000	3,005,211
7.200%, due 03/15/11	280,000	280,919	GS Mortgage Securities Corp., II,
Rutland Rated Investments, DRYD-1A,			98-GLII, Class A1
Class A6F1, 144A			6.312%, due 04/13/31	412,957	413,576
6.966%, due 06/20/13	1,070,000	1,112,131	Host Marriott Pool Trust,
			99-HMTA, Class A, 144A
			6.980%, due 08/03/15	156,059	159,248

UBS Global Securities Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Host Marriott Pool Trust,			Countrywide Home Loan Mortgage Pass
99-HMTA, Class C, 144A			Through Trust, 06-HYB1, Class 1A1[3]
7.730%, due 08/03/15	$450,000	$474,475	5.385%, due 03/20/36	$3,171,538	$3,160,275
Host Marriott Pool Trust,			Federal Home Loan Bank
99-HMTA, Class D, 144A			5.000%, due 10/02/09	4,380,000	4,381,888
7.970%, due 08/03/15	320,000	338,664	Federal Home Loan Bank of Chicago
Host Marriott Pool Trust,			5.625%, due 06/13/16	1,525,000	1,569,504
99-HMTA, Class E, 144A			Federal Home Loan Mortgage Corp.
8.070%, due 08/03/15	280,000	296,697	5.600%, due 10/17/13	1,935,000	1,937,005
JPMorgan Commercial Mortgage			5.750%, due 06/27/16	1,525,000	1,587,193
Finance Corp., 99-C8, Class A2			Federal Home Loan Mortgage Corp.,
7.400%, due 07/15/31	1,118,308	1,158,105	1595, Class D
Mach One Trust Commercial			7.000%, due 10/15/13	84,670	85,584
Mortgage-Backed, 04-1A, Class A1, 144A			Federal Home Loan Mortgage Corp.,
3.890%, due 05/28/40	1,329,285	1,313,033	2297, Class NB
Morgan Stanley Capital I, 03-T11, Class A4			6.000%, due 03/15/16	477,213	483,413
5.150%, due 06/13/41	950,000	943,217	Federal Home Loan Mortgage Corp.,
Morgan Stanley Dean Witter Capital I,			2426, Class GH
00-LIF2, Class A1			6.000%, due 08/15/30	244,301	244,782
6.960%, due 10/15/33	41,487	41,652	Federal Home Loan Mortgage Corp.,
Morgan Stanley Dean Witter Capital I,			2532, Class PD
01-TOP1, Class A4			5.500%, due 06/15/26	455,333	454,628
6.660%, due 02/15/33	50,000	52,238	Federal Home Loan Mortgage Corp.,
PNC Mortgage Acceptance Corp.,			2978, Class JD
00-C1, Class A2			5.500%, due 08/15/31	4,000,000	3,986,751
7.610%, due 02/15/10	1,197,024	1,256,896	Federal Home Loan Mortgage Corp.,
Salomon Brothers Mortgage Securities VII,			3149, Class PC
00-C1, Class A2			6.000%, due 10/15/31	6,500,000	6,592,250
7.520%, due 12/18/09	1,340,000	1,409,552	Federal Home Loan Mortgage Corp.,
			3164, Class NC
Total commercial mortgage-backed securities			6.000%, due 12/15/32	5,225,000	5,285,441
(Cost $38,773,794)		38,105,226	Federal Home Loan Mortgage Corp.,
			3178, Class MC
Mortgage & agency debt securities — 5.15%			6.000%, due 04/15/32	4,000,000	4,036,030
Bear Stearns Alt-A Trust, 06-4, Class 3B2[3]			Federal Home Loan Mortgage Corp., Gold
6.326%, due 07/25/36	2,498,665	2,491,247	4.500%, due 05/01/34	2,842,105	2,666,270
C.S. First Boston Mortgage Securities Corp.,			5.500%, due 01/01/18	10,110	10,127
02-10, Class 2A1			5.500%, due 04/01/18	239,610	239,913
7.500%, due 05/25/32	86,398	87,229	5.500%, due 11/01/18	3,897,744	3,904,368
C.S. First Boston Mortgage Securities Corp.,			6.000%, due 12/01/17	245,826	249,439
03-8, Class 5A1			6.000%, due 03/01/29	778,328	787,229
6.500%, due 04/25/33	184,574	184,769	6.500%, due 09/01/19	1,468,277	1,503,410
C.S. First Boston Mortgage Securities Corp.,			6.500%, due 04/01/29	2,842	2,914
05-10, Class 10A3			6.500%, due 05/01/29	250,783	257,292
6.000%, due 11/25/35	768,078	773,292	6.500%, due 06/01/29	112,609	115,462
C.S. First Boston Mortgage Securities Corp.,			6.500%, due 03/01/32	9,164	9,379
05-11, Class 1A1			6.500%, due 11/01/32	984,584	1,006,704
6.500%, due 12/25/35	2,277,899	2,304,239	7.000%, due 07/01/32	807,457	831,077
C.S. First Boston Mortgage Securities Corp.,			8.000%, due 09/01/25	868	914
05-12, Class 1A1			Federal National Mortgage Association
6.500%, due 01/25/36	3,413,765	3,453,603	3.875%, due 07/15/08	4,005,000	3,934,204
C.S. First Boston Mortgage Securities Corp.,			4.125%, due 05/15/10	3,815,000	3,720,544
05-9, Class 3A1			4.250%, due 08/15/10	5,340,000	5,221,997
6.000%, due 10/25/35	2,176,830	2,175,657	4.375%, due 03/15/13[2]	8,250,000	7,985,909
Citicorp Mortgage Securities, Inc.,			4.913%, due 03/01/35[3]	2,860,191	2,849,776
94-3, Class A13			5.000%, due 02/01/19	1,278,100	1,259,292
6.500%, due 02/25/24	164,673	164,106	5.002%, due 06/01/35[3]	1,921,905	1,914,578
Countrywide Alternative Loan Trust,			5.200%, due 11/08/10	2,880,000	2,867,129
04-J11, Class 3A1			5.222%, due 12/01/35[3]	3,285,384	3,283,545
7.250%, due 08/25/32	795,435	805,529

UBS Global Securities Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

5.500%, due 01/01/09	$106,447	$106,300	6.500%, due 01/20/34	$476,992	$487,092
5.500%, due 10/01/17	2,611,554	2,617,786	7.000%, due 07/15/25	4,093	4,231
5.500%, due 12/01/23	2,401,912	2,390,408	7.000%, due 03/15/26	43,641	45,137
5.500%, due 03/01/33	405,289	401,241	8.000%, due 12/15/22	23,179	24,574
5.500%, due 05/01/33	1,894,568	1,875,256	8.500%, due 12/15/17	91,587	97,886
5.500%, due 06/01/33	3,007,892	2,981,667	GSMPS Mortgage Loan Trust,
5.500%, due 07/01/33	1,831,175	1,812,509	01-2, Class A, 144A
6.000%, due 06/01/14	562,521	571,225	7.500%, due 06/19/32	77,423	80,405
6.000%, due 11/01/17	1,640,041	1,664,451	Indymac Index Mortgage Loan Trust,
6.000%, due 03/01/20	1,746,673	1,769,811	05-AR3, Class B1[3]
6.000%, due 06/01/23	24,987	25,301	5.431%, due 04/25/35	2,744,090	2,756,684
6.000%, due 11/01/28	228,581	231,459	JPMorgan Alternative Loan Trust,
6.000%, due 05/01/29	4,291	4,340	06-A4, Class A7[3]
6.000%, due 07/01/29	577,875	585,128	6.300%, due 09/25/36	5,000,000	5,079,339
6.000%, due 07/01/29	826,657	837,068	MLCC Mortgage Investors, Inc.,
6.000%, due 12/01/29	924,911	935,449	03-D, Class XA1[6,7]
6.000%, due 06/01/33	115,790	116,767	1.000%, due 08/25/28	4,341,125	18,823
6.070%, due 05/12/16	3,830,000	3,855,121	Residential Asset Securitization Trust,
6.194%, due 04/01/36[3]	920,001	936,814	04-IP2, Class B1[3]
6.250%, due 02/01/11	2,560,000	2,667,873	5.432%, due 12/25/34	2,217,468	2,174,504
6.500%, due 02/01/09	855,209	860,728	Structured Adjustable Rate Mortgage
6.500%, due 01/01/29	135,667	139,288	Loan Trust, 06-5, Class 5A3[3]
6.500%, due 04/01/29	102,958	105,601	5.582%, due 06/25/36	5,000,000	4,945,375
6.500%, due 08/01/29	177,796	182,360	Structured Asset Securities Corp.,
6.500%, due 10/01/29	904,617	928,515	04-20, Class 4A1
6.500%, due 12/01/29	961,906	987,599	6.000%, due 11/25/34	3,097,561	3,098,908
6.500%, due 11/01/31	173,076	177,187	Wamu Alternative Mortgage Pass-Through
7.500%, due 02/01/33	200,795	209,564	Certificates, 06-5, Class 1A3
9.500%, due 11/01/09	14,683	15,213	6.000%, due 07/25/36	1,409,213	1,408,712
Federal National Mortgage Association			Washington Mutual, Inc.,
Grantor Trust, 00-T6, Class A1			06-AR16, Class 2A1[3]
7.500%, due 06/25/30	299,712	310,103	5.668%, due 12/25/36	1,959,454	1,951,876
Federal National Mortgage Association			Washington Mutual MSC Mortgage,
Grantor Trust, 01-T4, Class A1			Pass-Through Certificates, 02-MS6, Class 3A1
7.500%, due 07/25/41	765,034	792,761	6.500%, due 09/25/32	549,897	546,492
Federal National Mortgage Association
Grantor Trust, 01-T5, Class A3[3]			Total mortgage & agency debt securities
7.500%, due 06/19/30	207,894	215,713	(Cost $150,825,756)		150,516,602
Federal National Mortgage Association
Grantor Trust, 01-T10, Class A2			US government obligations — 4.78%
7.500%, due 12/25/41	25,492	26,476	US treasury bonds
Federal National Mortgage Association			4.500%, due 02/15/36[2]	3,045,000	2,895,606
Whole Loan, 95-W3, Class A			6.250%, due 08/15/23[2]	17,330,000	19,947,107
9.000%, due 04/25/25	39,762	43,103	8.125%, due 08/15/21[2]	3,100,000	4,137,288
Federal National Mortgage Association			US treasury inflation indexed bonds (TIPS)
Whole Loan, 03-W6, Class 6A3			2.000%, due 07/15/14[2]	8,413,805	8,166,321
5.826%, due 08/25/42	121,757	124,751	2.000%, due 01/15/16	14,653,918	14,149,047
First Horizon Alternative Mortgage			US treasury notes
Securities, 04-AA3, Class A1[3]			3.500%, due 05/31/07[2]	4,130,000	4,104,671
5.312%, due 09/25/34	655,427	655,496	3.875%, due 02/15/13[2]	200,000	191,414
Government National Mortgage Association			4.500%, due 02/15/16[2]	4,930,000	4,851,426
5.125%, due 10/20/29[3]	137,821	139,809	4.625%, due 10/31/11[2]	8,830,000	8,797,921
6.000%, due 11/20/28	4,900	4,968	4.875%, due 08/31/08	21,450,000	21,448,327
6.000%, due 01/15/29	24,134	24,527	4.875%, due 10/31/08[2]	21,030,000	21,039,863
6.000%, due 02/20/29	191,592	194,227	4.875%, due 05/15/09[2]	10,805,000	10,828,641
6.000%, due 07/15/29	1,113,992	1,132,098	5.125%, due 06/30/11	18,885,000	19,203,684
6.000%, due 08/20/29	109,806	111,317
6.000%, due 09/20/29	9,444	9,573	Total US government obligations
6.500%, due 06/15/29	1,238,117	1,273,406	(Cost $140,504,635)		139,761,316
6.500%, due 04/15/31	1,829,659	1,880,320
			Total US bonds (Cost $411,640,122)		409,954,973

UBS Global Securities Relationship Fund—Schedule of investments

December 31, 2006

		Face				Face
		amount	Value			amount	Value

International bonds — 6.61%				France — 1.05%
International corporate bonds — 0.26%				French Treasury Note
Canada — 0.01%				3.500%, due 07/12/09	EUR	4,545,000	$5,942,631
Bombardier, Inc., 144A				Government of France
6.300%, due 05/01/14		$450,000	$423,000	3.750%, due 04/25/21		985,000	1,255,365
				4.750%, due 04/25/35		2,785,000	4,054,524
Cayman Islands — 0.00%				5.500%, due 04/25/07		4,445,000	5,898,075
Santander Central Hispano Issuances Ltd.				5.500%, due 04/25/10		4,705,000	6,508,334
7.625%, due 09/14/10		100,000	108,037	5.500%, due 04/25/29		4,390,000	6,939,246

Germany — 0.08%							30,598,175
Landwirtschaftliche Rentenbank
6.000%, due 09/15/09	AUD	2,800,000	2,184,064	Germany — 2.03%
				Bundesobligation
Luxembourg — 0.01%				3.500%, due 10/10/08		2,720,000	3,566,839
Telecom Italia Capital S.A.				Bundesschatzanweisungen
5.250%, due 11/15/13		$140,000	133,488	2.250%, due 09/14/07		5,340,000	6,974,347
6.375%, due 11/15/33		170,000	160,621	2.500%, due 03/23/07		3,940,000	5,187,365
				Deutsche Bundesrepublik
			294,109	3.750%, due 01/04/09		1,685,000	2,218,724
				4.500%, due 07/04/09		9,180,000	12,284,077
United Kingdom — 0.16%				4.750%, due 07/04/34		4,720,000	6,887,968
Abbey National PLC				5.000%, due 07/04/12		3,595,000	4,987,130
7.950%, due 10/26/29		165,000	208,923	5.250%, due 07/04/10		4,230,000	5,820,565
Lloyds TSB Bank PLC				6.250%, due 01/04/24		2,645,000	4,414,344
6.625%, due 03/30/15	GBP	950,000	2,001,562	6.500%, due 07/04/27		3,975,000	6,964,082
Royal Bank of Scotland Group PLC[8]
9.118%, due 03/31/10		$300,000	332,351				59,305,441
Royal Bank of Scotland PLC
9.625%, due 06/22/15	GBP	800,000	1,998,481	Italy — 0.46%
				Republic of Italy
			4,541,317	4.500%, due 05/01/09		4,490,000	6,001,824
				5.250%, due 08/01/11		5,425,000	7,532,798
Total international corporate bonds
(Cost $7,362,901)			7,550,527				13,534,622

International asset-backed security — 0.02%				Japan —1.14%
United Kingdom — 0.02%				Government of Japan
Paragon Mortgages PLC, 7A,				0.500%, due 06/20/07	JPY	1,635,000,000	13,730,813
Class B1A, 144A3				1.300%, due 06/20/11		445,000,000	3,762,623
6.124%, due 05/15/43				1.500%, due 03/20/14		230,000,000	1,935,429
(Cost $600,000)		$600,000	600,787	1.900%, due 06/20/25		200,000,000	1,647,932
				2.300%, due 06/20/35		125,000,000	1,053,794
Foreign government bonds — 6.15%				2.600%, due 03/20/19		16,600,000	151,844
Austria — 0.39%				Government of Japan CPI Linked Bond
Republic of Austria				0.500%, due 12/10/14		725,000,000	5,802,315
3.800%, due 10/20/13, 144A	EUR	1,680,000	2,197,703	1.000%, due 06/10/16		655,000,000	5,408,091
5.000%, due 01/15/08		6,250,000	8,342,551
5.250%, due 01/04/11		760,000	1,051,724				33,492,841

			11,591,978	Netherlands — 0.16%
				Government of Netherlands
Belgium — 0.16%				4.000%, due 01/15/37	EUR	1,575,000	2,044,441
Government of Belgium				5.000%, due 07/15/11		1,840,000	2,534,355
5.750%, due 03/28/08		3,420,000	4,611,883
							4,578,796
Canada — 0.20%
Government of Canada				Sweden — 0.08%
5.750%, due 06/01/29	CAD	100	105	Government of Sweden
6.000%, due 06/01/08		300	264	6.750%, due 05/05/14	SEK	11,330,000	1,960,339
6.000%, due 06/01/11		6,290,200	5,828,583	8.000%, due 08/15/07		2,190,000	328,663
8.000%, due 06/01/23		200	249
							2,289,002
			5,829,201

UBS Global Securities Relationship Fund—Schedule of investments

December 31, 2006

		Face
		amount	Value		Shares	Value

United Kingdom — 0.48%				Short-term investments — 3.86%
UK Gilts				Other* — 3.81%
4.750%, due 09/07/15	GBP	2,410,000	$4,704,402	UBS Supplementary Trust —
4.750%, due 03/07/20		1,995,000	3,946,616	U.S. Cash Management Prime Fund,
5.000%, due 03/07/12		460,000	901,941	yield of 5.35%[9] (Cost $111,361,263)	111,361,263	$111,361,263
8.000%, due 06/07/21		1,700,000	4,486,952
					Face
			14,039,911		amount

Total foreign government bonds				US government obligation — 0.05%
(Cost $175,557,037)			179,871,850	US Treasury Bills,[9,10]
				yield of 5.09%, due 01/04/07
Sovereign/supranational bonds— 0.18%				(Cost $1,499,365)	$1,500,000	1,499,208
European Investment Bank
4.250%, due 12/07/10	GBP	1,310,000	2,465,002	Total short-term investments
5.750%, due 09/15/09	AUD	3,500,000	2,719,933	(Cost $112,860,628)		112,860,471

Total Sovereign/supranational bonds				Investment of cash collateral for
(Cost $4,863,174)			5,184,935	securities loaned* — 1.22%
				UBS Supplementary Trust —
Total international bonds (Cost $188,383,112)			193,208,099	U.S. Cash Management Prime Fund,
				yield of 5.35%[9] (Cost $35,625,975)	35,625,975	35,625,975
Total bonds (Cost $600,023,234)			603,163,072
				Total investments — 100.60%
				(Cost $2,568,438,298)		2,940,910,972
				Liabilities, in excess of cash and
		Shares		other assets — (0.60)%		(17,355,480)
				Net assets —100.00%
Investment companies — 14.20%						$2,923,555,492
iShares MSCI EAFE Index Fund		80,000	5,857,600
iShares Russell 2000 Value Index Fund[2]		146,300	11,706,926
UBS Corporate Bond Relationship Fund*		4,579,443	53,858,371
UBS Emerging Markets Equity
Relationship Fund*		4,562,691	129,156,543
UBS High Yield Relationship Fund*		1,245,107	26,337,372
UBS Small-Cap Equity Relationship Fund*		1,788,064	83,961,743
UBS U.S. Securitized Mortgage
Relationship Fund*		8,274,285	104,292,392

Total investment companies
(Cost $329,849,670)			415,170,947

UBS Global Securities Relationship Fund—Schedule of investments

December 31, 2006

Notes to schedule of investments

Aggregate cost for federal income tax purposes was $2,568,438,298; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$393,024,284
Gross unrealized depreciation	(20,551,610)

Net unrealized appreciation	$372,472,674

1	Non-income producing security.
2	Securities, or portion thereof, were on loan at December 31, 2006.
3	Floating rate securities — The interest rates shown are the current rates as of December 31, 2006.
4	Step Bonds — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, that represent $8,428,906 or 0.29% of net assets as of December 31, 2006 are considered illiquid and restricted.
6	Security is illiquid. This security amounted to $18,823 or 0.00% of net assets.
7	Interest only security — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
8	Perpetual bond security. The maturity date reflects the next call date.
9	Interest rate reflects yield at December 31, 2006.
10	This security was pledged to cover margin requirements for futures contracts.
*	Investments in affiliated mutual funds.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $43,758,648 or 1.50% of net assets.
AUD	Australian Dollar
CAD	Canadian Dollar
CDO	Collateralized Debt Obligation
CPI	Consumer Price Index
EUR	Euro
GSAMP	Goldman Sachs Mortgage Securities Corp.
GSMPS	Goldman Sachs Mortgage Pass-Through Securities Corp.
GBP	Great Britain Pound
JPY	Japanese Yen
MLCC	Merrill Lynch Credit Corp.
SEK	Swedish Krona
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Restricted securities
			Acquisition		Market
			cost as a	Market	value as a
	Acquisition	Acquisition	percentage of	value as of	percentage of
Securities	dates	cost	net assets	12/31/06	net assets

Abacus Ltd., 06-13A, Class H 6.650%, due 09/28/46	08/09/06	$3,400,000	0.12%	$3,400,000	0.12%
G-Force CDO, Ltd., 06-1A, Class A3 5.600%, due 09/27/46	08/03/06	4,928,638	0.17	5,028,906	0.17

		$8,328,638	0.29%	$8,428,906	0.29%

UBS Global Securities Relationship Fund—Schedule of investments

December 31, 2006

Forward foreign currency contracts

UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of December 31, 2006:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Canadian Dollar	21,475,000	USD	18,988,041	05/18/07	$500,345
Euro	146,605,000	USD	189,399,733	05/18/07	(5,218,568)
Great Britain Pound	68,885,000	USD	131,123,975	05/18/07	(3,777,194)
Singapore Dollar	48,300,000	USD	31,629,198	05/18/07	(79,913)
United States Dollar	13,164,421	AUD	17,345,000	05/18/07	474,395
United States Dollar	101,958,139	CHF	124,705,000	05/18/07	1,584,488
United States Dollar	206,239,105	JPY	23,780,400,000	05/18/07	(2,882,655)
United States Dollar	148,985,020	SEK	1,044,750,000	05/18/07	4,770,098
United States Dollar	94,603,874	SGD	146,040,000	05/18/07	1,271,875

Total net unrealized depreciation on forward foreign currency contracts					$(3,357,129)

Currency Type Abbreviations:
AUD	Australian Dollar
CHF	Swiss Franc
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

Futures contracts
UBS Global Securities Relationship Fund had the following open futures contracts as of December 31, 2006:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	proceeds	Value	(depreciation)

US treasury futures buy contracts:
5 Year US Treasury Notes, 105 contracts	March 2007	$11,103,324	$11,031,563	$(71,761)
10 Year US Treasury Notes, 69 contracts	March 2007	7,484,603	7,415,344	(69,259)

Index futures buy contracts:
Amsterdam Exchanges Index, 345 contracts (EUR)	January 2007	44,948,268	45,236,596	288,328
FTSE 100 Index, 605 contracts (GBP)	March 2007	73,784,715	73,634,114	(150,601)

Index futures sale contracts:
DAX Index, 137 contracts (EUR)	March 2007	29,543,343	30,077,092	(533,749)
Nikkei 225 Index, 206 contracts (JPY)	March 2007	28,320,139	29,894,710	(1,574,571)
S&P Toronto Stock Exchange 60 Index, 223 contracts (CAD)	March 2007	28,508,522	28,561,746	(53,224)
S&P 500 Index, 54 contracts (USD)	March 2007	19,256,805	19,283,400	(26,595)
SPI 200 Index, 269 contracts (AUD)	March 2007	29,638,824	29,971,106	(332,282)

Total net unrealized depreciation on futures contracts				$(2,523,714)

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2006 was $1,499,208.

Currency Type Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
USD	United States Dollar

See accompanying notes to financial statements.	17

UBS Emerging Markets Equity Completion Relationship Fund

Since inception on May 25, 2006 through December 31, 2006, UBS Emerging Markets Equity Completion Relationship Fund (the “Fund”) returned 14.60%. For comparison purposes, the MSCI Emerging Markets Index (net US) (in USD) (the “Index”) gained 22.98% over the same period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

A globally integrated investment process
Despite a sharp sell-off in May and June, emerging markets stocks reached record highs in 2006. Our price to intrinsic value analysis showed that the so-called BRIC markets (Brazil, Russia, India, China) were overvalued during the period, while other Asian markets appeared to be more reasonably priced. Part of the reason for this valuation gap is that the latter markets have underperformed. 2006 saw a deceleration of leading indicators of GDP growth, and investors grew increasingly worried about a slowdown in global demand. Asian markets, which are viewed as being more highly geared to global demand, experienced weaker momentum over the period as a result.

Given this environment, we combined our bottom-up analysis with macroeconomic views, including detailed analysis of markets, sectors and currencies. This disciplined and time-tested investment process guided our portfolio construction during the reporting period.

Identifying opportunities through extensive research
During the period, our strategy geared away from stocks with the greatest sensitivity to commodity and oil prices, in favor of domestically driven opportunities (that is, companies that have the potential to benefit from domestic demand, versus demand driven by foreign countries). This resulted in a significant overweight in the financials sector, which was dominated by holdings in commercial banks. This position enhanced results over the period when these stocks performed well. In addition, stock selection in the energy and industrials sectors benefited performance over the period.

Elsewhere, we also found that persistent underperformance in the information technology sector resulted in some compelling valuations. However, our overweight to information technology has not yet been rewarded, as stock selection in the sector detracted from results over the period. Additionally, an overweight in healthcare, as well as stock selection in consumer discretionary companies were a drag on relative results, and somewhat mitigated the performance boost derived from the Fund’s overweight in the financials sector.

Mixed results in country positioning
From a country perspective, the Fund held an overweight in Indonesia, and underweights in India, Russia and South Africa. This positioning, coupled with strong stock selection in India, enhanced results over the period. Less successful were the Fund’s overweights in Israel and Korea, as well as an underweight in Mexico. Stock selection in Taiwan and Korea was also a drag on relative results.

Potential opportunities going forward
Looking ahead, we are closely watching several areas of concern. In addition to the global economic slowdown, which is being led by weakness in the US and Japan, rising interest rates, decelerating earnings in the energy/commodity markets and increasing political issues persist. However, for each of these worries, there is a potential antidote. We believe the impact of higher interest rates is being mitigated by the lack of evidence of inflationary pressures. In turn, we believe this implies that the tightening cycle is nearing its end. While corporate earnings are decelerating, there remains ample free cash flow, which is helping to drive corporate spending. Given our emphasis on thorough research, we feel the Fund is well-positioned in the current environment.

UBS Emerging Markets Equity Completion Relationship Fund

Total return (unaudited)
Inception
05/25/06*
to 12/31/06

UBS Emerging Markets Equity Completion Relationship Fund	14.60%

MSCI Emerging Markets Index (net US) (in USD)**	22.98

*	Performance inception date of UBS Emerging Markets Equity Completion Relationship Fund. For illustration purposes, the since inception return for the Index is calculated as of 05/31/06, which is the closest month end to the inception date of the Fund.

**	This benchmark has been calculated net of withholding tax from a US perspective.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $1,000,000 investment in the UBS Emerging Markets Equity Completion Relationship Fund and the MSCI Emerging Markets Index (net US) (in USD)

The graph depicts the performance of UBS Emerging Markets Equity Completion Relationship Fund versus the MSCI Emerging Markets Index (net US) (in USD) from the closest month end after the inception of the Fund, May 31, 2006 through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS Emerging Markets Equity Completion Relationship Fund

Top ten equity holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		International equities
Cia Vale do Rio Doce, ADR	5.7%	Auto components	1.95%
China Petroleum & Chemical Corp.	5.2	Automobiles	2.51
Petroleo Brasileiro S.A., Preferred	4.8	Capital markets	1.05
ICICI Bank Ltd., ADR	4.4	Commercial banks	24.76
Kookmin Bank	3.8	Computers & peripherals	1.43
Cemex SAB de CV, ADR	3.8	Construction materials	3.79
Edgars Consolidated Stores Ltd.	3.7	Diversified telecommunication services	3.27
Bank Hapoalim BM	3.6	Electronic equipment & instruments	7.99
Standard Bank Group Ltd.	3.5	Food products	0.61
Bank Rakyat Indonesia PT	3.5	Household durables	2.24
		Independent power producers & energy traders	0.48
Total	42.0%	Insurance	1.99
		IT services	2.20
		Leisure equipment & products	0.56
		Machinery	2.53
		Marine	1.44
		Metals & mining	5.72
		Multiline retail	1.32
		Oil & gas	16.01
		Pharmaceuticals	3.44
		Semiconductors & semiconductor equipment	4.14
		Specialty retail	3.70
		Textiles, apparel & luxury goods	2.07
		Wireless telecommunication services	3.59

		Total international equities	98.79
		Short-term investment	1.02

		Total investments	99.81
		Cash and other assets, less liabilities	0.19

		Net assets	100.00%

UBS Emerging Markets Equity Completion Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

International equities — 98.79%			Taiwan — 15.59%
Brazil — 10.53%			AU Optronics Corp.	1,521,510	$2,115,219
Cia Vale do Rio Doce, ADR	119,300	$3,547,982	Chi Mei Optoelectronics Corp.	1,359,312	1,376,624
Petroleo Brasileiro S.A., Preferred	127,830	2,979,609	Delta Electronics, Inc	302,650	975,242
			Far EasTone Telecommunications Co. Ltd.	341,000	386,680
		6,527,591	Giant Manufacturing Co. Ltd.	212,000	348,074
			King Yuan Electronics Co. Ltd.	637,762	532,365
China — 7.15%			Lite-On It Corp.	925,160	887,256
China Petroleum & Chemical Corp.	3,474,000	3,215,715	Pou Chen Corp.	318,142	361,248
Datang International Power Generation Co., Ltd.	222,000	231,182	Taiwan Semiconductor Manufacturing Co. Ltd.	981,007	2,032,161
Huadian Power International Corp., Ltd.	168,000	66,092	Yuanta Core Pacific Securities Co	788,000	654,148
Weiqiao Textile Co.	682,500	919,558
					9,669,017
		4,432,547
			Thailand — 1.64%
India — 8.54%			Kasikornbank PCL	290,000	511,283
ICICI Bank Ltd., ADR	65,000	2,713,100	Thai Oil PCL	343,600	508,858
Infosys Technology Ltd., ADR	25,000	1,364,000
Reliance Industries Ltd., GDR, 144A	21,343	1,220,820			1,020,141

		5,297,920	Turkey — 2.92%
			Turkiye Garanti Bankasi AS	547,216	1,809,234
Indonesia — 8.51%
Bank Danamon Indonesia Tbk PT	966,500	725,399	Total international equities (Cost $52,193,161)		61,269,620
Bank Rakyat Indonesia PT	3,747,000	2,145,666
Indofood Sukses Makmur Tbk PT	2,526,000	379,174	Short-term investment — 1.02%
Indosat Tbk PT	2,704,500	2,029,841	Investment company* — 1.02%
			UBS U.S. Cash Management Prime
		5,280,080	Relationship Fund, yield of 5.34%[2]
			(Cost $631,566)	631,566	631,566
Israel — 6.98%
Bank Hapoalim BM	466,991	2,199,234	Total investments — 99.81%
Teva Pharmaceutical Industries Ltd., ADR	68,600	2,132,088	(Cost $52,824,727)		61,901,186
			Cash and other assets, less liabilities — 0.19%		115,782
		4,331,322
			Net assets — 100.00%		$62,016,968
Korea — 24.07%
Daewoo Shipbuilding & Marine
Engineering Co., Ltd.[1]	49,940	1,568,009
Hyundai Department Store Co. Ltd.[1]	9,043	816,787
Hyundai Mobis[1]	13,106	1,210,543
Hyundai Motor Co.[1]	12,928	936,933
Hyundai Motor Co., Preferred[1]	15,150	617,403
Kookmin Bank[1]	29,491	2,375,135
Korean Reinsurance Co.	90,430	1,234,904
LG Electronics, Inc.[1]	23,503	1,389,962
LG. Philips LCD Co. Ltd.[1]	16,330	489,022
SK Corp. [1]	25,569	2,007,029
SK Telecom Co. Ltd.	5,788	1,384,764
STX Pan Ocean Co. Ltd.[1]	1,333,000	895,185

		14,925,676

Malaysia — 1.17%
Bumiputra-Commerce Holdings Bhd	330,300	725,574

Mexico — 3.79%
Cemex SAB de CV, ADR[1]	69,400	2,351,272

Philippines — 0.73%
Globe Telecom, Inc	18,000	453,211

South Africa — 7.17%
Edgars Consolidated Stores Ltd.	412,780	2,296,018
Standard Bank Group Ltd.	159,562	2,150,017

		4,446,035

UBS Emerging Markets Equity Completion Relationship Fund—Schedule of investments

December 31, 2006

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $52,824,727; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$10,197,478
Gross unrealized depreciation	(1,121,019)

Net unrealized appreciation	$9,076,459

1	Non-income producing security.
2	Interest rate reflects yield at December 31, 2006.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of this security amounted to $1,220,820 or 1.97% of net assets.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
*	Investment in affiliated mutual fund.

22	See accompanying notes to financial statements.

UBS Emerging Markets Equity Relationship Fund

For the fiscal year ended December 31, 2006, UBS Emerging Markets Equity Relationship Fund (the “Fund”) returned 29.91%, compared to the 32.06% return of the MSCI Emerging Markets Index (net US) (in USD) (the “Index”). (Fund return based on NAV; it does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions. Additionally, please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund delivered strong absolute returns over the reporting period. However, it trailed the Index primarily due to stock selection.

Research leads us to security level opportunities
Despite a sharp sell-off in May and June, emerging markets stocks reached record-highs in 2006. Our price to intrinsic value analysis showed most markets to be expensive at these prices, leaving us to identify opportunities at the security level. We combined this bottom-up information with macroeconomic views, including detailed analysis of markets, sectors and currencies. This disciplined and time-tested investment process guided our portfolio construction during the fiscal year.

Stock selection overshadowed contributions from country and sector allocation
Stock selection in the consumer discretionary sector detracted from relative performance, as did our underweight to materials and utilities.

In the consumer discretionary sector, the positions in LG Electronics (which was effectively a bet on LCD panel margins) did not work out, while currency strength and political noise impacted short-term earnings at Hyundai Motors and its subsidiaries.

Materials and utilities were two of the best performing sectors over the reporting period, both returning more than 40%. However, we underweighted materials because our research led us to believe that increased demand from China would be met by increased supply, driving down prices. In utilities, which we also underweighted, stocks performed well by association with energy, rather than due to attractive fundamentals. In our opinion, these utility stock prices are not sustainable.

The Fund’s overweight to energy and consumer staples helped returns. The Fund also benefited from strong stock selection within energy, including holdings such as Lukoil Oil Company and Petro Brasileiros. Our overweight to financials also added to returns, but these gains were offset by stock selection in the sector. Our holdings in financials were dominated by commercial banks, including China Construction Bank and Sberbank.

Country allocation produced positive results
Relative performance was helped by the Fund’s country allocation. Specifically, performance was helped by our overweight to Indonesia and Hungary. In Indonesia, strong export and economic growth helped the country generate the world’s third-best stock market performance in 2006. In Hungary, despite rollercoaster swings in its stock market, stocks posted their fifth consecutive year of positive returns.

In contrast, underweights to China and India detracted from results. China and India are part of the so-called BRIC markets: Brazil, Russia, India and China, with Brazil and Russia providing the raw commodities for India and China’s growth. Our research found valuations in these markets stretched and less attractive on a relative basis, leading us to underweight them. However, these markets were among the top-performing over the period.

Potential opportunities going forward
Looking ahead, we are closely watching several areas of concern. In addition to the global economic slowdown—led by weakness in the US and Japan—rising interest rates, decelerating earnings in the energy/commodity markets and increasing political issues persist. However, for each of these worries, we believe there is a potential antidote. The impact of higher interest rates is mitigated by the lack of evidence of inflationary pressure, which implies that the tightening cycle is nearing its end. The deceleration of earnings still leaves free cash flow at close to record levels, and is not constraining corporate investment rates. And while political issues—for example, the snags in Turkey’s European Union accession negotiations and increasing state interference in the Russian and Thai economies — are matters for long-term concern, investors collectively have difficulty in assigning a higher risk premium when overall market volatilities are so low.

Currently, the portfolio is geared away from stocks with the greatest sensitivity to commodity and oil prices, in favor of domestically driven names (that is,

UBS Emerging Markets Equity Relationship Fund

companies that have the potential to benefit from domestic demand, versus demand driven by foreign countries). This results in a significant overweight in the financials sector, which is dominated by holdings in commercial banks and, therefore, geared to domestic credit cycles rather than to financial market conditions. Persistent underperformance in the information technology sector has yielded what we believe are some compelling valuations there, and this, along with the consumer staples sector, is where the portfolio’s other principal overweights exist. All in all, we feel the Fund is well-positioned in the current market environment.

UBS Emerging Markets Equity Relationship Fund

Average annual total return (unaudited)
	1 year	5 years	10 years
	ended	ended	ended
	12/31/06	12/31/06	12/31/06

UBS Emerging Markets Equity Relationship Fund*	29.91%	27.92%	10.76%

UBS Emerging Markets Equity Relationship Fund**	28.94	27.73	10.68

MSCI Emerging Markets Index (net US) (in USD)***	32.06	26.50	N/A

MSCI EM Emerging Markets Index (Gross)	32.59	26.97	9.40

*	Return based on NAV - does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

**	Standardized total return - Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

***	This benchmark has been calculated net of withholding tax from a US perspective.

Effective May 1, 2006, the Fund’s index was changed from MSCI EM Emerging Markets Index (Gross) to MSCI Emerging Markets Index (net US) (in USD) because the new benchmark is more reflective of the type of return investors receive when they hold units of a Fund (that is net of dividend tax). Inception date of the MSCI Emerging Markets Index (net US) (in USD) was June 30, 1998.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS Emerging Markets Equity Relationship Fund, the MSCI Emerging Markets Index (net US) (in USD) and the MSCI EM Emerging Markets Index (Gross)

The graph depicts the performance of UBS Emerging Markets Equity Relationship Fund (excluding transaction cost) versus the MSCI EM Emerging Markets Index (net US) (in USD) and the MSCI Emerging Markets Index (Gross) over the 10 years ended December 31, 2006. Inception date of the MSCI Emerging Markets Index (net US) (in USD) was June 30, 1998. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		International equities
Petroleo Brasileiro S.A., Preferred	4.6%	Air freight & logistics	0.30%
OAO Gazprom Registered, ADR	4.1	Auto components	0.67
Kookmin Bank	3.2	Automobiles	2.27
Taiwan Semiconductor Manufacturing Co. Ltd.	3.0	Beverages	2.70
Cemex S.A. de C.V. CPO	2.5	Capital markets	0.48
Samsung Electronics Co. Ltd.	2.5	Commercial banks	17.28
OTP Bank Rt.	2.0	Communications equipment	0.06
Cia Vale do Rio Doce, Preferred	1.9	Computers & peripherals	2.08
HON HAI Precision Industry Co. Ltd.	1.8	Construction & engineering	1.24
Mobile Telesystems OJSC, ADR	1.8	Construction materials	2.51
		Diversified financial services	1.10
Total	27.4%	Diversified telecommunication services	3.98
		Electric utilities	1.62
		Electronic equipment	0.91
		Electronic equipment & instruments	3.40
		Energy equipment & services	0.83
		Food & staples retailing	0.34
		Food products	0.62
		Hotels, restaurants & leisure	0.81
		Household durables	1.11
		Independent power producers & energy traders	0.23
		Industrial conglomerates	0.42
		Insurance	3.50
		IT services	1.55
		Leisure equipment & products	0.16
		Machinery	0.82
		Marine	0.94
		Media	0.44
		Metals & mining	7.28
		Multiline retail	0.74
		Oil & gas	17.57
		Pharmaceuticals	1.57
		Semiconductors & semiconductor equipment	8.16
		Specialty retail	0.58
		Textiles, apparel & luxury goods	0.34
		Tobacco	1.85
		Transportation infrastructure	0.67
		Wireless telecommunication services	7.41

		Total international equities	98.54
		Short-term investment	1.17

		Total investments	99.71
		Cash and other assets, less liabilities	0.29

		Net assets	100.00%

UBS Emerging Markets Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

International equities — 98.54%			ICICI Bank Ltd. Participation Certificates -
Argentina — 0.83%			Citigroup Global Markets
Tenaris S.A., ADR	151,900	$7,578,291	Holdings, Inc.[1,3]	500,000	$10,071,170
			Infosys Technology Ltd., ADR	158,000	8,620,480
Brazil — 12.31%			ITC Ltd.	1,635,802	6,508,467
Banco Itau Holding Financeira S.A., Preferred	338,900	12,277,491	NTPC Ltd. Participation Certificates -
Cia de Bebidas das Americas, ADR	197,260	9,587,774	ABN AMRO Bank NV1,3	1,587,100	4,891,107
Cia Energetica de Minas Gerais, Preferred	92,458,802	4,543,529	Reliance Industries Ltd. Participation
Cia Vale do Rio Doce, Preferred	679,226	17,199,217	Certificates - Citigroup Global
Cia Vale do Rio Doce, Preferred Series A1,2,3	23,646	0	Markets Holdings, Inc. 144A1,3	333,778	9,578,584
Petroleo Brasileiro S.A., Preferred	1,817,441	42,363,006	Tata Consultancy Services Ltd. Participation
Tele Norte Leste Participacoes S.A.	128,000	3,337,047	Certificate - Citigroup Global Markets
Tele Norte Leste Participacoes S.A., ADR	302,035	4,506,362	Holdings, Inc., 144A1,3	201,800	5,556,111
Unibanco-Uniao de Bancos Brasileiros S.A., ADR	140,600	13,070,176	Union Bank of India	798,392	2,213,346
Usinas Siderurgicas de Minas
Gerais S.A. Preferred	154,937	5,837,785			53,661,415

		112,722,387	Indonesia — 3.45%
			Astra Agro Lestari Tbk PT	1,004,000	1,406,616
Cayman Islands — 0.15%			Astra International Tbk PT	3,674,076	6,413,854
FU JI Food and Catering Services Holdings Ltd.	529,000	1,366,995	Bank Rakyat PT	18,916,500	10,832,265
			Indosat Tbk PT	8,130,500	6,102,282
China — 5.88%			Telekomunikasi Tbk PT	6,110,900	6,862,744
China Life Insurance Co. Ltd.	1,662,000	5,672,975
China Petroleum & Chemical Corp.	10,764,000	9,963,719			31,617,761
China Telecom Corp. Ltd.	13,102,000	7,175,671
Cosco Holdings	6,559,000	4,275,244	Israel — 1.49%
Datang International Power			Teva Pharmaceutical Industries Ltd., ADR	440,320	13,685,146
Generation Co., Ltd.	1,990,000	2,072,304
Dongfeng Motor Group Co., Ltd.[1]	12,577,500	6,096,085	Korea — 16.42%
Industrial & Commercial Bank of China[1]	9,957,000	6,182,882	Binggrae Co. Ltd.[1]	32,960	1,509,781
Ping An Insurance Group Co. of China Ltd.	812,000	4,494,118	Daewoo Shipbuilding & Marine
Shanghai Electric Group Corp. Ltd.	11,302,800	4,751,701	Engineering Co., Ltd.[1]	139,190	4,370,267
Weiqiao Textile Co	2,332,000	3,141,992	GS Engineering & Construction Co.[1]	48,479	4,331,833
			Hyundai Department Store Co. Ltd.[1]	74,910	6,766,064
		53,826,691	Hyundai Development Co.[1]	115,833	7,074,532
			Hyundai Heavy Industries	23,074	3,126,155
Egypt — 1.06%			Hyundai Mobis[1]	66,469	6,139,448
Orascom Telecom Holding SAE, GDR	146,753	9,685,698	Hyundai Motor Co., Preferred[1]	204,130	8,318,846
			Kookmin Bank[1]	366,515	29,518,251
Hong Kong — 2.96%			Korean Reinsurance Co	575,304	7,856,302
China Merchants Holdings			KT & G Corp.[1]	98,269	5,970,106
International Co. Ltd.	1,486,000	6,094,314	LG Electronics, Inc.[1]	97,392	5,759,742
China Mobile Hong Kong Ltd.	405,000	3,498,965	LG. Philips LCD Co. Ltd. ADR[1]	216,700	3,265,669
China Unicom Ltd.	4,278,000	6,269,905	POSCO	31,929	10,608,668
CNOOC Ltd.	11,841,000	11,249,886	Samsung Electronics Co. Ltd.	34,252	22,576,856
			Samsung Electronics Co. Ltd., Preferred	13,382	6,906,839
		27,113,070	Sejong Securities Co. Ltd.[2,3]	726,000,000	0
			Shinhan Financial Group Co. Ltd.[1]	135,100	6,900,269
Hungary — 3.09%			SK Corp. [1]	64,369	5,052,620
Mol Hungarian Oil and Gas NyRt	88,221	10,005,777	STX Pan Ocean Co. Ltd.[1]	6,432,000	4,319,452
OTP Bank Rt.	398,546	18,310,979
					150,371,700
		28,316,756
			Malaysia — 2.89%
India — 5.86%			British American Tobacco Malaysia Bhd	361,500	4,431,654
Astra Microwave Products Ltd.	143,700	507,463	Bumiputra-Commerce Holdings Bhd	2,357,500	5,178,749
Aurobindo Pharmaceuticals Ltd.	45,897	732,060	Genting Bhd	796,000	7,445,578
Balrampur Chini Mills	734,760	1,400,294	Malayan Banking Bhd	791,700	2,647,976
Bharat Heavy Electricals Ltd. Participation			Telekom Malaysia Bhd	1,944,700	5,374,384
Certificates - Citigroup Global Markets			Tenaga Nasional Bhd	449,700	1,389,379
Holdings, Inc.[1,3]	68,495	3,558,382
EIH Limited	90	213			26,467,720
Hindustan Lever Ltd.	4,855	23,738

UBS Emerging Markets Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Mexico — 6.34%			Thailand — 2.44%
America Movil S.A. de C.V., Series L	6,012,000	$13,556,634	Bangkok Bank PCL	893,900	$2,899,817
Cemex S.A. de C.V. CPO[1]	6,771,718	22,948,496	Banpu PCL	836,600	4,413,094
Consorcio ARA S.A. de C.V.	307,881	2,094,719	Kasikornbank PCL	1,542,600	2,719,676
Fomento Economico Mexicano S.A. de C.V.	1,048,100	12,161,375	Kasikornbank PCL NVDR	1,269,100	2,201,683
Grupo Financiero Banorte S.A. de C.V.	1,870,900	7,315,266	Land & House PCL NVDR	12,595,200	2,291,651
			PTT PCL	314,800	1,864,824
		58,076,490	TelecomAsia Corp. PCL[2,3]	216,818	0
			Thai Beverage PCL	16,911,000	2,976,997
Russia — 13.67%			Thai Oil PCL	1,998,800	2,960,141
AFK Sistema GDR,144A	260,840	8,333,838
LUKOIL, ADR	79,491	6,963,412			22,327,883
MMC Norilsk Nickel, ADR	42,414	6,616,584
Mobile Telesystems OJSC, ADR	322,200	16,171,218	Turkey — 2.31%
NovaTek OAO GDR	135,181	8,516,403	Turkiye Garanti Bankasi AS1	2,880,287	9,522,955
Novolipetsk Steel GDR,144A	180,151	4,233,548	Turkiye Is Bankasi	2,544,070	11,682,413
OAO Gazprom, ADR	63,718	2,961,613
OAO Gazprom Registered, ADR	815,170	37,497,820			21,205,368
Polyus Gold Co. ZAO ADR[1,2,3]	45,480	2,242,164
Sberbank	1,818	6,272,100	Total international equities (Cost $657,507,112)		902,496,599
Surgutneftegaz, Preferred	2,292,263	2,567,335
Surgutneftgaz OJSC	3,267,267	4,998,918	Short-term investment — 1.17%
TMK OAO GDR,144A1	99,700	3,489,500	Other* — 1.17%
Unified Energy System, GDR	37,000	3,996,000	UBS Supplementary Trust —
Vimpel-Communications OAO, ADR[1]	130,700	10,318,765	U.S. Cash Management Prime Fund,
			yield of 5.35%[4] (Cost $10,746,576)	10,746,576	10,746,576
		125,179,218
			Total investments — 99.71%
South Africa — 4.99%			(Cost $668,253,688)		913,243,175
Anglo Platinum Ltd.	41,782	5,099,867	Cash and other assets, less liabilities — 0.29%		2,638,321
Bidvest Group Ltd.	202,841	3,869,836
Edgars Consolidated Stores Ltd.	535,006	2,975,879	Net assets — 100.00%		$915,881,496
Gold Fields Ltd.	427,729	8,096,250
Imperial Holdings Ltd.[1]	116,697	2,728,712
JD Group Ltd.	208,972	2,370,331
Massmart Holdings Ltd.	308,352	3,086,488
Naspers Ltd.	170,260	4,029,966
Standard Bank Group Ltd.	764,432	10,300,335
Telkom S.A. Ltd.	155,565	3,138,472

		45,696,136

Taiwan — 12.40%
Advanced Semiconductor Engineering, Inc.[1]	5,837,000	6,627,866
Asustek Computer, Inc.	2,251,000	6,162,013
AU Optronics Corp., ADR	409,229	5,651,452
Cathay Financial Holding Co., Ltd.	5,720,967	12,992,222
Cathay Financial Holding Co., Ltd. Participation
Certificates - Citigroup Global Markets
Holdings, Inc.[1,3]	462,433	1,050,178
China Steel Corp.	3,102,000	3,293,822
Delta Electronics, Inc.	1,741,325	5,611,144
Foxconn Technology Co. Ltd.	676,200	8,103,609
Giant Manufacturing Co. Ltd.	907,000	1,489,167
High Tech Computer Corp.	240,000	4,750,652
HON HAI Precision Industry Co. Ltd.	2,324,570	16,586,237
King Yuan Electronics Co. Ltd.	2,611,449	2,179,881
MediaTek, Inc.	906,924	9,379,573
Taiwan Semiconductor Manufacturing Co. Ltd.	13,067,117	27,068,602
Yuanta Core Pacific Securities Co.	3,194,000	2,651,456

		113,597,874

UBS Emerging Markets Equity Relationship Fund—Schedule of investments

December 31, 2006

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $668,253,688; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$251,331,684
Gross unrealized depreciation	(6,342,197)

Net unrealized appreciation	$244,989,487

1	Non-income producing security.
2	Security is illiquid. These securities amounted to $2,242,164 or 0.24% of net assets.
3	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2006, the value of these securities amounted to $36,947,696 or 4.03% of net assets.
4	Interest rate reflects yield at December 31, 2006.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933.These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $31,191,581 or 3.41% of net assets.
ADR	American Depositary Receipt.
COP	Certificate of Participation.
GDR	Global Depository Receipt.
NVDR	Non Voting Depository Receipt.
*	Investment in affiliated mutual fund.

See accompanying notes to financial statements.	29

UBS International Equity Relationship Fund

For the fiscal year ended December 31, 2006, UBS International Equity Relationship Fund (the “Fund”) returned 24.19% compared to the 25.76% return of the MSCI World Free ex USA Index (net US) (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund delivered strong absolute returns, but trailed the Index during the fiscal year, primarily due to sector allocations in the first half of the year. Stock selection contributed positively to performance throughout the period.

Consistency rewarded
The international stock markets as a group outperformed the US in 2006. During the period, 22 of the 24 countries tracked by the Morgan Stanley Capital International Index returned more than the S&P 500 Index’s 15.80% gain.

We maintained our bottom-up research process in this environment, letting stock selection guide country positions and sector allocations. Over the last year, this led us to overweight financials and telecommunications and to underweight materials and utilities. This positioning detracted from relative performance in the first half of the year, but came back to support returns in the second half. In fact, since mid-year, the Fund has outperformed the Index.

Security selection drove portfolio performance
During the period, our bottom-up research led us to underweight materials and utilities, which hurt Fund performance. Alternately, an overweight to telecommunications, as well as strong stock selection in the sector, benefited performance.

Our underweight to materials was the largest hindrance to relative performance. This sector generated strong results during the fiscal year, driven by demand from China as it builds its infrastructure. Our research suggests this intensity will moderate as major metal producers increase supply.

Relative performance was also hurt by our underweight to utilities. In our view, stocks in this sector performed well by association with energy, driving prices up beyond what we consider their intrinsic value. At the stock level, we found few opportunities among utilities across the international markets. However, our positioning and stock selection in energy added to relative performance. We believe energy prices are likely to stabilize and decline once the geopolitical situation clears. Until then, we find valuations in energy generally either at or above intrinsic value, offering few opportunities.

The Fund’s strong stock selection and overweight in the telecommunications sector contributed to performance. Telecommunications was our largest overweight, especially in Europe. While spending in the late 1990s by many telecommunications companies left investors suspicious of this sector, recently, many of these companies have begun reporting sound earnings. During the reporting period, we added to holdings that we believed to be attractive, including Vodafone and France Telecom.

Fund performance was also positively affected by increased mergers and acquisition activity in the market. We expect this trend to continue, but intend to continue to approach this area cautiously, maintaining a preference for small- and mid-sized acquisitions rather than large-scale transformations that could be slow to deliver shareholder value.

Research key in current market environment
We are confident the portfolio is well-positioned heading into 2007. We will continue to use our research-intensive process to seek out high quality companies with solid fundamental and leadership positions that are likely to generate excess cash and to deploy it prudently. For example, we are drawn to companies that return excess cash to shareholders via dividends or buybacks, and that use their cash wisely by investing in their business or engaging in strategic acquisitions.

UBS International Equity Relationship Fund

Average annual total return (unaudited)
	1 year	5 years	Inception
	ended	ended	06/25/98* to
	12/31/06	12/31/06	12/31/06

UBS International Equity Relationship Fund	24.19%	13.86%	7.99%

MSCI World Free ex USA Index (net US)**	25.76	15.28	7.28

*	Performance inception date of UBS International Equity Relationship Fund. For illustration purposes, the since inception return for the Index is calculated as of 06/30/98, which is the closest month end to the inception date of the Fund.

**	This benchmark has been calculated net of withholding tax from a US perspective.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS International Equity Relationship Fund and the MSCI World Free ex USA Index (net US)

The graph depicts the performance of UBS International Equity Relationship Fund versus the MSCI World Free ex USA Index (net US) from the closest month end after the inception of the Fund, June 30, 1998 through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		International equities
Credit Suisse Group	3.1%	Air freight & logistics	0.79%
Total S.A.	2.8	Airlines	1.26
Vodafone Group PLC	2.7	Auto components	1.26
BP PLC	2.6	Automobiles	3.86
Barclays PLC	2.5	Beverages	2.51
Royal Bank of Scotland Group PLC	2.4	Capital markets	3.51
Banco Santander Central Hispano S.A.	2.4	Chemicals	2.24
Allianz AG	2.3	Commercial banks	20.92
France Telecom S.A.	2.1	Commercial services & supplies	0.24
Roche Holding AG	2.0	Communications equipment	1.23
		Construction & engineering	0.29
Total	24.9%	Construction materials	1.72
		Consumer finance	0.61
		Diversified financial services	1.30
		Diversified telecommunication services	4.05
		Electric utilities	1.38
		Food & staples retailing	2.60
		Food products	1.33
		Gas utilities	0.44
		Health care equipment & supplies	0.41
		Hotels, restaurants & leisure	0.42
		Household durables	1.68
		Household products	0.33
		Industrial conglomerates	0.51
		Insurance	10.36
		Machinery	2.47
		Media	1.64
		Metals & mining	0.50
		Multiline retail	0.19
		Office electronics	1.11
		Oil & gas	6.88
		Paper & forest products	0.92
		Pharmaceuticals	5.93
		Real estate	0.98
		Road & rail	1.49
		Semiconductors & semiconductor equipment	1.61
		Specialty retail	1.78
		Textiles, apparel & luxury goods	0.27
		Tobacco	2.23
		Trading companies & distributors	1.75
		Wireless telecommunication services	3.98

		Total international equities	98.98
		Short-term investment	0.80

		Total investments	99.78
		Cash and other assets, less liabilities	0.22

		Net assets	100.00%

UBS International Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

International equities — 98.98%			Ireland — 2.99%
Australia — 3.28%			Bank of Ireland	655,726	$15,147,844
National Australia Bank Ltd.	240,450	$7,667,889	CRH PLC	166,218	6,920,383
Qantas Airways Ltd.	2,814,141	11,595,406	Depfa Bank PLC	302,093	5,407,428
QBE Insurance Group Ltd.	474,776	10,811,954
					27,475,655
		30,075,249
			Italy — 2.97%
Austria — 0.56%			ENI SpA	216,646	7,286,861
Telekom Austria AG	192,318	5,153,548	Intesa Sanpaolo SpA	528,410	4,080,537
			SanPaolo IMI SpA	333,074	7,738,268
Belgium — 1.65%			UniCredito Italiano SpA	925,742	8,114,251
KBC Groep NV	89,951	11,030,929
Solvay S.A., Class A	26,728	4,099,803			27,219,917

		15,130,732	Japan — 18.74%
			Aeon Co. Ltd.	214,100	4,632,642
Canada — 3.74%			Aiful Corp.	93,100	2,620,772
Alcan, Inc.	94,560	4,604,139	Asahi Breweries Ltd.	385,000	6,162,976
Canadian Pacific Railway Ltd.	156,600	8,245,286	Bank of Yokohama Ltd.	625,000	4,894,752
Cott Corp.[1]	191,500	2,740,758	Bridgestone Corp.	249,600	5,568,573
Magna International, Inc., Class A	41,400	3,332,520	Canon, Inc.	181,200	10,201,588
Manulife Financial Corp.	137,300	4,632,985	East Japan Railway Co.	810	5,411,117
Toronto-Dominion Bank	180,700	10,803,416	Funai Electric Co. Ltd.	31,600	2,557,103
			Honda Motor Co. Ltd.	298,500	11,789,001
		34,359,104	Japan Tobacco, Inc.	1,011	4,884,879
			KDDI Corp.	501	3,397,395
Finland — 1.49%			Kubota Corp.	531,000	4,917,121
Nokia Oyj	254,507	5,200,691	Mitsubishi Corp.	370,300	6,970,060
UPM-Kymmene Oyj	334,230	8,435,750	Mitsui Fudosan Co. Ltd.	162,000	3,954,540
			Mitsui Sumitomo Insurance Co. Ltd.	586,000	6,411,260
		13,636,441	Nissan Motor Co. Ltd.	499,300	6,012,326
			Nitto Denko Corp.	144,000	7,211,798
France — 8.01%			NOK Corp.	134,500	2,644,679
AXA S.A.	413,149	16,726,723	Nomura Holdings, Inc.	228,200	4,304,937
France Telecom S.A.	689,979	19,081,402	NTN Corp.	375,000	3,362,254
Sanofi-Aventis S.A.	119,150	11,002,013	NTT DoCoMo, Inc.	3,406	5,380,682
Total S.A.	359,095	25,905,376	Rohm Co. Ltd.	74,600	7,428,343
Unibail REIT	3,537	864,235	Shin-Etsu Chemical Co. Ltd.	97,200	6,509,676
			SMC Corp.	26,500	3,758,834
		73,579,749	Sompo Japan Insurance, Inc.	311,000	3,802,403
			Sumitomo Mitsui Financial Group, Inc.	975	9,995,378
Germany — 6.53%			Sumitomo Trust & Banking Co. Ltd.	435,000	4,561,825
Allianz AG	101,813	20,799,473	Takefuji Corp.	76,480	3,026,938
Bayerische Motoren Werke AG	78,241	4,493,801	Tanabe Seiyaku Co. Ltd.	193,000	2,521,869
Deutsche Postbank AG	119,095	10,056,811	Tokyo Gas Co. Ltd.	761,000	4,047,838
E.ON AG	47,442	6,439,812	Toyota Motor Corp.	196,000	13,110,037
Hannover Rueckversicherung AG1	10,303	477,105
IKB Deutsche Industriebank AG	83,961	3,272,890			172,053,596
MAN AG	43,937	3,970,614
Metro AG	76,566	4,882,738	Netherlands — 8.37%
Premiere AG1	53,525	897,327	ABN AMRO Holding NV	566,337	18,203,893
Siemens AG	47,183	4,680,014	Aegon NV	625,167	11,916,635
			ASML Holding NV1	294,737	7,330,033
		59,970,585	ING Groep NV	155,861	6,910,951
			Koninklijke Philips Electronics NV	236,205	8,908,195
Greece — 0.35%			Reed Elsevier NV	528,374	9,011,443
National Bank of Greece S.A.	68,943	3,176,186	Koninklijke KPN NV	516,904	7,348,792
			TNT NV	167,871	7,219,667
Hong Kong — 1.65%
Esprit Holdings Ltd.	492,000	5,493,514			76,849,609
Hutchison Telecommunications
International Ltd.[1]	1,207,000	3,041,436
Sun Hung Kai Properties Ltd.	362,000	4,158,325
Yue Yuen Industrial Holdings	771,000	2,448,311

		15,141,586

UBS International Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Norway — 0.91%			BP PLC	2,129,072	$23,657,503
Statoil ASA	144,050	$3,817,723	Cadbury Schweppes PLC	331,382	3,545,943
Telenor ASA	240,700	4,526,250	Carnival PLC	76,574	3,880,237
			Diageo PLC	720,211	14,136,986
		8,343,973	Experian Group Ltd.	426,648	5,008,084
			Gallaher Group PLC	693,251	15,562,424
Singapore — 0.11%			GlaxoSmithKline PLC	256,382	6,746,826
Singapore Telecommunications Ltd.	487,000	1,041,474	Home Retail Group	219,777	1,764,326
			Kesa Electricals PLC	649,285	4,312,885
Spain — 2.70%			Kingfisher PLC	1,404,481	6,558,688
Banco Santander Central Hispano S.A.	1,194,748	22,300,577	Prudential PLC	1,268,515	17,373,848
Repsol YPF S.A.	72,569	2,509,822	Rentokil Initial PLC	686,171	2,226,889
			Royal Bank of Scotland Group PLC	574,458	22,417,040
		24,810,399	Scottish & Southern Energy PLC	205,258	6,245,451
			Taylor Nelson Sofres PLC	243,012	956,393
Sweden — 2.16%			Tesco PLC	1,807,672	14,316,961
Electrolux AB, B Shares[1]	196,100	3,924,320	Vodafone Group PLC	8,920,302	24,714,321
Husqvarna AB, B Shares[1]	196,500	3,071,232	Wolseley PLC	375,230	9,058,855
Sandvik AB	458,300	6,660,997	WPP Group PLC	308,009	4,164,279
Telefonaktiebolaget LM Ericsson, B Shares	1,517,000	6,126,987
					215,638,198
		19,783,536
			Total international equities
Switzerland — 9.28%			(Cost $763,366,139)		908,633,947
Clariant AG	185,848	2,783,526
Credit Suisse Group	399,609	27,957,872	Short-term investment — 0.80%
Holcim Ltd.	96,481	8,844,421	Other* — 0.80%
Nestle S.A.	24,334	8,647,207	UBS Supplementary Trust —
Novartis AG	221,338	12,760,767	U.S. Cash Management Prime Fund,
Roche Holding AG	101,680	18,233,139	yield of 5.35%[2] (Cost $7,368,914)	7,368,914	7,368,914
Straumann Holding AG	15,645	3,787,669
Swiss Reinsurance Co.	25,638	2,179,809	Total investments — 99.78%
			(Cost $770,735,053)		916,002,861
		85,194,410	Cash and other assets, less
			liabilities — 0.22%		2,062,489
United Kingdom — 23.49%
AstraZeneca PLC	58,539	3,145,155	Net assets — 100.00%		$918,065,350
Balfour Beatty PLC	302,763	2,626,148
Barclays PLC	1,624,453	23,218,956

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $770,735,053; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$157,152,666
Gross unrealized depreciation	(11,884,858)

Net unrealized appreciation	$145,267,808

1	Non-income producing security.
2	Interest rate reflects yield at December 31, 2006.
REIT	Real Estate Investment Trust.
*	Investment in affiliated mutual fund.

UBS International Equity Relationship Fund—Schedule of investments

December 31, 2006

Forward foreign currency contracts
UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of December 31, 2006:
					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		date	(depreciation)

Canadian Dollar	15,970,000	USD	14,120,560	05/18/07	$372,084
Euro	89,155,000	USD	115,179,790	05/18/07	(3,173,571)
Great Britain Pound	31,285,000	USD	59,551,623	05/18/07	(1,715,461)
Great Britain Pound	4,525,000	USD	8,864,362	05/18/07	2,813
Japanese Yen	595,900,000	USD	5,167,853	05/18/07	72,056
United States Dollar	8,433,489	CHF	10,315,000	05/18/07	131,061
United States Dollar	5,067,454	DKK	29,280,000	05/18/07	143,131
United States Dollar	4,236,876	EUR	3,220,000	05/18/07	37,678
United States Dollar	65,513,318	JPY	7,545,300,000	05/18/07	(990,205)
United States Dollar	48,219,952	SEK	338,140,000	05/18/07	1,543,873
United States Dollar	25,944,160	SGD	40,050,000	05/18/07	348,799

Total net unrealized depreciation on forward foreign currency contracts					$(3,227,742)

Currency Type Abbreviations:
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See accompanying notes to financial statements.	35

UBS Large-Cap Select Equity Relationship Fund

For the fiscal year ended December 31, 2006, UBS Large-Cap Select Equity Relationship Fund (the “Fund”) returned 15.32% compared to the 15.80% return of the S&P 500 Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund generated strong absolute returns during the reporting period and performed largely in line with its benchmark. Strong stock selection, guided by our intrinsic value analysis, aided the Fund during the fiscal year, while avoidance of some of the higher risk sectors created a slight drag on performance.

Long-term focus in large cap revival
Overcoming a slow start, large-caps ended 2006 on a high note, outperforming their mid- and small-cap counterparts during the last six months of the year. The second half rally was led by high beta (more volatile) sectors such as technology and telecommunications. Energy and materials also fared well in this environment. We navigated this changing market by focusing on stock-specific opportunities.

Stock selection guides portfolio construction
Our bottom-up research led us to overweight the financials sector, one of the best performing areas of the market in 2006. Relative performance was helped by our holdings in the securities and asset management area, including Mellon Financial and JP Morgan Chase. We continue to see interesting opportunities in banks, with the exception of regional firms with limited exposure to capital markets.

Relative performance was also helped by our positioning in the energy sector. In our view, many energy stocks were pushed beyond their intrinsic values due to high oil prices. While being underweight the energy sector detracted from performance, security selection within energy added value, with one of our holdings in the sector, Marathon Oil, ranking among the Fund’s top performers.

An overweight exposure to software had a slightly negative impact on relative performance. However, the industry held some of our best performers for the year, including Microsoft and Oracle. We continue to find attractive opportunities in this area and are confident about its long-term potential.

Relative performance was hindered by our underweight to several higher risk sectors, including equity real estate investment trusts (REITs), mining and metals, and tobacco.

Optimistic about large-cap potential
We continue to believe the US economy is moving along its expected course, slowing from above-average growth to a more historical level. We currently view the US equity market as near fair value, implying normal equity returns going forward. We will maintain the Fund’s focus on bottom-up research to guide the portfolio, seeking out companies selling for less than their intrinsic value.

UBS Large-Cap Select Equity Relationship Fund

Average annual total return (unaudited)
	1 year	5 years	Inception
	ended	ended	04/30/99* to
	12/31/06	12/31/06	12/31/06

UBS Large-Cap Select Equity Relationship Fund	15.32%	9.15%	3.61%

S&P 500 Index	15.80	6.19	2.41

*	Performance inception date of UBS Large-Cap Select Equity Relationship Fund.
Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS Large-Cap Select Equity Relationship Fund and the S&P 500 Index

The graph depicts the performance of UBS Large-Cap Select Equity Relationship Fund versus the S&P 500 Index from April 30, 1999 which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS Large-Cap Select Equity Relationship Fund

Top ten equity holdings		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of Decelmber 31, 2006
	net assets
		Equities
Citigroup, Inc.	4.7%	Aerospace & defense	1.78%
Morgan Stanley	4.4	Air freight & logistics	1.93
Microsoft Corp.	4.0	Automobiles	0.87
Wells Fargo & Co.	3.2	Beverages	2.02
JPMorgan Chase & Co.	2.8	Biotechnology	1.43
Masco Corp.	2.8	Building products	2.81
Allergan, Inc.	2.8	Capital markets	6.95
American International Group, Inc.	2.7	Commercial banks	6.81
Mellon Financial Corp.	2.6	Computers & peripherals	0.81
Illinois Tool Works, Inc.	2.4	Diversified consumer services	0.57
		Diversified financial services	7.53
Total	32.4%	Diversified telecommunication services	2.06
		Electric utilities	1.75
		Energy equipment & services	1.18
		Food & staples retailing	2.25
		Health care equipment & supplies	1.24
		Health care providers & services	3.15
		Hotels, restaurants & leisure	2.09
		Household durables	0.79
		Insurance	5.14
		Internet & catalog retail	0.85
		Internet software & services	0.99
		Machinery	3.53
		Media	2.95
		Multi-utilities & unregulated power	2.26
		Oil & gas	4.52
		Pharmaceuticals	9.68
		Real estate	0.37
		Road & rail	2.17
		Semiconductors & semiconductor equipment	4.28
		Software	5.16
		Specialty retail	2.05
		Textiles, apparel & luxury goods	0.76
		Thrifts & mortgage finance	1.37
		Wireless telecommunication services	2.28

		Total equities	96.38
		Short-term investment	3.92

		Total investments	100.30
		Liabilities, in excess of cash and other assets	(0.30)

		Net assets	100.00%

UBS Large-Cap Select Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Equities — 96.38%			Health care providers & services — 3.15%
Aerospace & defense — 1.78%			Medco Health Solutions, Inc.[1]	3,100	$165,664
Lockheed Martin Corp.	1,100	$101,277	UnitedHealth Group, Inc.	4,500	241,785
Northrop Grumman Corp.	1,900	128,630
					407,449
		229,907
			Hotels, restaurants & leisure — 2.09%
Air Freight & logistics — 1.93%			Carnival Corp.	4,700	230,535
FedEx Corp.	2,300	249,826	Wyndham Worldwide Corp.[1]	1,260	40,345

Automobiles — 0.87%					270,880
Harley-Davidson, Inc.	1,600	112,752
			Household durables — 0.79%
Beverages — 2.02%			Fortune Brands, Inc.	1,200	102,468
Anheuser-Busch Cos., Inc.	2,600	127,920
Constellation Brands, Inc., Class A1	4,600	133,492	Insurance — 5.14%
			Allstate Corp.	2,100	136,731
		261,412	American International Group, Inc.	4,900	351,134
			Hartford Financial Services Group, Inc.	1,900	177,289
Biotechnology — 1.43%
Genzyme Corp.[1]	3,000	184,740			665,154

Building products — 2.80%			Internet & catalog retail — 0.85%
Masco Corp.	12,100	361,427	Amazon. Com, Inc.[1]	2,800	110,488

Capital markets — 6.95%			Internet software & services — 0.99%
Mellon Financial Corp.	7,800	328,770	Yahoo!, Inc.[1]	5,000	127,700
Morgan Stanley	7,000	570,010
			Machinery — 3.53%
		898,780	Illinois Tool Works, Inc.	6,800	314,092
			PACCAR, Inc.	2,200	142,780
Commercial banks — 6.81%
Fifth Third BanCorp.	6,200	253,766			456,872
PNC Financial Services Group, Inc.	2,800	207,312
Wells Fargo & Co.	11,800	419,608
			Media — 2.95%
		880,686	News Corp., Inc., Class A	4,800	103,104
			Omnicom Group, Inc.	2,300	240,442
Computers & peripherals — 0.82%			Univision Communications, Inc., Class A1	500	17,710
Dell, Inc.[1]	4,200	105,378	Viacom, Inc. Class B1	500	20,515

Diversified consumer services — 0.57%					381,771
H & R Block, Inc.	3,200	73,728
			Multi-utilities & unregulated power — 2.26%
Diversified financial services — 7.53%			NiSource, Inc.	7,000	168,700
Citigroup, Inc.	10,900	607,130	Sempra Energy	2,200	123,288
JPMorgan Chase & Co.	7,600	367,080
					291,988
		974,210
			Oil & gas — 4.52%
Diversified telecommunication services —2.06%			Chevron Corp.	3,900	286,767
AT&T, Inc.	6,300	225,225	EOG Resources, Inc.	1,700	106,165
Embarq Corp.	778	40,892	ExxonMobil Corp.	2,500	191,575

		266,117			584,507

Electric utilities — 1.75%			Pharmaceuticals —9.68%
American Electric Power Co., Inc.	5,300	225,674	Allergan, Inc.	3,000	359,220
			Bristol-Myers Squibb Co.	5,800	152,656
Energy equipment & services — 1.18%			Johnson & Johnson	3,500	231,070
GlobalSantaFe Corp.	2,600	152,828	Merck & Co., Inc.	4,900	213,640
			Wyeth	5,800	295,336
Food & staples retailing — 2.25%
Costco Wholesale Corp.	3,900	206,193			1,251,922
Kroger Co.	3,700	85,359
			Real estate — 0.37%
		291,552	Realogy Corp.[1]	1,575	47,754

Health care equipment & supplies — 1.24%			Road & rail — 2.17%
Medtronic, Inc.	3,000	160,530	Burlington Northern Santa Fe Corp.	3,800	280,478

UBS Large-Cap Select Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Semiconductors & semiconductor equipment — 4.28%			Short-term investment — 3.92%
Analog Devices, Inc.	5,500	$180,785	Other* — 3.92%
Intel Corp.	11,600	234,900	UBS Supplementary Trust —
Xilinx, Inc.	5,800	138,098	U.S. Cash Management Prime Fund,
			yield of 5.35%[2] (Cost $507,141)	507,141	$507,141
		553,783
			Total investments — 100.30%
Software — 5.16%			(Cost $10,408,835)		12,971,555
Microsoft Corp.	17,100	510,606	Liabilities, in excess of cash and
Symantec Corp.[1]	7,500	156,375	other assets — (0.30)%		(38,403)

		666,981	Net assets — 100.00%		$12,933,152

Specialty retail — 2.05%
Home Depot, Inc.	6,600	265,056

Textiles, apparel & luxury goods — 0.76%
Coach, Inc.[1]	2,300	98,808

Thrifts & mortgage finance — 1.37%
Freddie Mac	2,600	176,540

Wireless telecommunication services — 2.28%
Sprint Nextel Corp.	15,578	294,268

Total equities (Cost $9,901,694)		12,464,414

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $10,408,835; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,721,084
Gross unrealized depreciation	(158,364)

Net unrealized appreciation	$2,562,720

1	Non-income producing security.
2	Interest rate reflects yield at December 31, 2006.
*	Investment in affiliated mutual fund.

40	See accompanying notes to financial statements.

UBS Small-Cap Equity Relationship Fund

For the fiscal year ended December 31, 2006, UBS Small-Cap Equity Relationship Fund (the “Fund”) returned 14.36%, compared to the 18.37% return of the Russell 2000 Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

While the Fund generated solid absolute performance during the reporting period, it lagged its benchmark on a relative basis, primarily due to stock selection. Broadly speaking, the portfolio’s underexposure to the smallest stocks in the market, overweights to companies that have had higher levels of trading activity, and underweights to companies with variable earnings contributed negatively to results.

Quality focus hindered short-term performance
US stocks delivered solid returns during the fiscal year, with the S&P 500 Index returning 15.80%. Small-caps, as measured by the Russell 2000 Index, rose 18.37%, making 2006 the seventh year out of the last eight that small-caps outperformed the broader market. Small caps proved especially strong in the fourth quarter, returning 8.90%. These gains were due, in part, to greater risk tolerance among investors and the increased level of mergers and acquisition (M&A) activity in the small cap market.

For the past couple of years, overall US equity market risk has been low by historical standards. As is often the case in this type of situation, higher risk assets outperformed as investors felt comfortable taking on elevated levels of prospective risk in the face of reduced market volatility. While a high return/low volatility environment is usually short-lived, if investors overpay for companies with poor fundamentals as a result, our investment process can lead to underperformance during the period. We favor companies with what we believe are strong fundamentals, including solid earnings, profits and liquidity. This higher quality focus put our strategy out of sync with the market for much of the first half of the year, hurting our relative performance.

Sector strategy benefits relative performance
As has been the case since the Fund’s inception, we seek to identify individual small-cap companies with attractive business models, strong management teams, prospects for earnings growth and conservative balance sheets. Once identified, we assign valuations to these companies based on normalized earnings and a normalized earnings multiple. We continuously update these valuations, and invest when we observe meaningful price to intrinsic value discrepancies. On average, the Fund tends to hold larger and higher-quality stocks than the Index. During the fiscal year, this process led to underweights in real estate and materials, and overweights in finance and leisure.

Relative performance was hindered by our underweight to materials, especially metals. Metals and other commodities saw substantial gains in 2006, due in large part to increased demand from China as it builds its infrastructure. Our research indicated these prices were not sustainable. We expect that manufacturers will ramp up to meet this demand with increased supply, driving prices down. As a result, we maintained a significant underweight to the sector.

Our overweight to financials benefited relative performance. We saw particular strength from our investments in securities and asset management companies, including GFI Group Inc. and Ocwen Financial Corp. Our underweight to banks, and an overweight to electronic equipment also contributed to results.

Finally, the Fund’s underweight to semiconductors and software contributed to performance. We did see strong stock selection in this area, as our only software holding, Reynolds & Reynolds, was one of the top-performing stocks in the portfolio.

Proactively positioning the Fund to capitalize on shifting opportunities
At the end of the reporting period, the Fund was overweight to health care stocks, as the group is inexpensive by historical standards. Here, we are emphasizing companies selling cost containment or aesthetic medical products. The Fund was also overweight to non-bank financial services companies, including a consolidator of financial planners, an M&A specialist, and an underwriter of credit default swaps. In contrast, many smaller banks appear to be expensive in the face of deteriorating fundamentals. In light of this, we increased the size of the Fund’s underweight to smaller banks. Elsewhere, the Fund is now overweight consumer durables. We felt that

41

UBS Small-Cap Equity Relationship Fund

some stocks in the sector were overly punished by investors who expected too strong a relationship between housing prices and home improvement sales.

The Fund’s consumer discretionary position was reduced to an underweight exposure, having been modestly overweight earlier in the fiscal year. The headwinds facing consumers, including low savings rates and a softening housing market, are well documented. However, we continue to find what we believe are some individual opportunities. Another area where the Fund is now modestly underweight is software stocks. Due to weakness in recent months, we have found what we believe to be some opportunities and have added to the Fund’s software exposure. However, this has not been enough to provide a greater representation than that in the Index.

Cautiously optimistic on small-cap stocks
Unlike most of the past decade, we no longer anticipate a meaningful discrepancy between the returns of US small- and large-cap stocks. However, increased M&A activity in small caps, which began in the third quarter of 2006, has had positive effects on this area of the market. We continue to find what we believe are significant opportunities via active stock selection and industry selection.

42

UBS Small-Cap Equity Relationship Fund

Average annual total return (unaudited)
	1 year	5 years	10 years
	ended	ended	ended
	12/31/06	12/31/06	12/31/06

UBS Small-Cap Equity Relationship Fund	14.36%	13.47%	11.90%

Russell 2000 Index	18.37	11.39	9.44

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS Small-Cap Equity Relationship Fund and the Russell 2000 Index

The graph depicts the performance of UBS Small-Cap Equity Relationship Fund versus the Russell 2000 Index over the 10 years ended December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

43

UBS Small-Cap Equity Relationship Fund

Top ten equity holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
		As of December 31, 2006
	Percentage of
	net assets	Equities
		Aerospace & defense	2.63%
Felcor Lodging Trust, Inc. REIT	2.1%	Air freight & logistics	0.26
RAIT Investment Trust REIT	2.0	Airlines	0.47
United Rentals, Inc.	2.0	Apparel retail	0.78
Equitable Resources, Inc.	1.9	Biotechnology	0.98
Tempur-Pedic International, Inc.	1.8	Building products	3.47
Harris Corp.	1.8	Capital markets	3.11
Apollo Investment Corp.	1.8	Commercial banks	4.61
Heidrick & Struggles International, Inc.	1.7	Commercial services & supplies	3.38
Lazard Ltd., Class A	1.6	Communications equipment	3.95
Quanex Corp.	1.6	Construction materials	0.25
		Consumer finance	0.89
Total	18.3%	Containers & packaging	0.67
		Distributors	1.52
		Diversified consumer services	1.01
		Diversified financial services	2.97
		Diversified telecommunication services	1.12
		Electric utilities	1.06
		Electrical equipment	1.64
		Electronic equipment & instruments	2.02
		Energy equipment & services	2.44
		Food & staples retailing	0.43
		Health care equipment & supplies	1.71
		Health care providers & services	5.31
		Hotel, restaurants & leisure	1.95
		Household durables	4.20
		Industrial conglomerates	0.61
		Insurance	1.52
		Internet software & services	4.07
		IT services	0.69
		Leisure equipment & products	0.16
		Machinery	1.74
		Media	1.65
		Metals & mining	3.44
		Multi-utilities & unregulated power	1.89
		Oil & gas	1.25
		Pharmaceuticals	0.72
		Real estate	9.02
		Road & rail	1.77
		Semiconductors & semiconductor equipment	2.31
		Software	2.45
		Specialty retail	0.43
		Textiles, apparel & luxury goods	1.32
		Thrifts & mortgage finance	0.73
		Trading companies & distributors	3.86
		Wireless telecommunication services	1.31

		Total equities	93.77
		Short-Term investments	5.39

		Total investments	99.16
		Cash and other assets, less liabilities	0.84

		Net assets	100.00%

44

UBS Small-Cap Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Equities — 93.77%			Distributors — 1.52%
Aerospace & defense — 2.63%			Keystone Automotive Industries, Inc.[1]	142,000	$4,826,580
Esterline Technologies Corp.[1]	156,400	$6,291,972	Source Interlink Cos., Inc.[1]	421,800	3,441,888
Triumph Group, Inc.	152,700	8,006,061
					8,268,468
		14,298,033
			Diversified consumer services — 1.01%
Air freight & logistics — 0.26%			Regis Corp.	138,900	5,492,106
ABX Air, Inc.[1]	202,585	1,403,914
			Diversified financial services — 2.97%
Airlines — 0.47%			Lazard Ltd., Class A	186,500	8,828,910
AMR Corp.[1]	84,100	2,542,343	Primus Guaranty Ltd.[1]	631,300	7,291,515

Apparel retail — 0.78%					16,120,425
True Religion Apparel, Inc.[1]	277,800	4,253,118
			Diversified telecommunication services — 1.12%
Biotechnology — 0.98%			Acme Packet, Inc.[1]	23,100	476,784
Alkermes, Inc.[1]	218,100	2,915,997	Allot Communications Ltd.[1]	104,400	1,222,524
Keryx Biopharmaceuticals, Inc.[1]	179,300	2,384,690	NeuStar, Inc.[1]	134,700	4,369,668

		5,300,687			6,068,976

Building products — 3.47%			Electric utilities — 1.06%
Insteel Industries, Inc.	163,000	2,899,770	Hawaiian Electric Industries, Inc.	212,000	5,755,800
Interline Brands, Inc.[1]	264,700	5,947,809
Hexcel Corp.[1]	368,500	6,415,585	Electrical equipment — 1.64%
Trex Co., Inc.[1]	156,900	3,591,441	AO Smith Corp.	27,600	1,036,656
			Regal-Beloit Corp.	149,200	7,834,492
		18,854,605
					8,871,148
Capital markets — 3.11%
Apollo Investment Corp.	425,000	9,520,000	Electronic equipment & instruments — 2.02%
GFI Group, Inc.[1]	59,300	3,692,018	Dionex Corp.[1]	68,635	3,892,291
optionsXpress Holdings, Inc.	160,900	3,650,821	Newport Corp.[1]	337,200	7,064,340

		16,862,839			10,956,631

Commercial banks — 4.61%			Energy equipment & services — 2.44%
Boston Private Financial Holdings, Inc.	138,200	3,898,622	Bristow Group, Inc.[1]	96,100	3,468,249
Colonial BancGroup, Inc.	283,500	7,297,290	Dawson Geophysical Co.[1]	96,100	3,500,923
Cullen/Frost Bankers, Inc.	98,500	5,498,270	Oil States International, Inc.[1]	194,600	6,271,958
Placer Sierra Bancshares	250,000	5,942,500
South Financial Group, Inc.	89,500	2,379,805			13,241,130

		25,016,487	Food & staples retailing — 0.43%
			Nash Finch Co.	85,300	2,328,690
Commercial services & supplies — 3.38%
Coinstar, Inc.[1]	147,300	4,502,961	Health care equipment & supplies — 1.71%
Heidrick & Struggles International, Inc.[1]	211,300	8,950,668	Cooper Cos., Inc.	59,388	2,642,766
Innerworkings, Inc.[1]	130,600	2,084,376	I-Flow Corp.[1]	195,600	2,924,220
McGrath Rentcorp.	92,365	2,829,140	Syneron Medical Ltd.[1]	136,400	3,700,532

		18,367,145			9,267,518

Communications equipment — 3.95%			Health care providers & services — 5.31%
Black Box Corp.	128,600	5,399,914	Amedisys, Inc.[1]	165,600	5,443,272
F5 Networks, Inc.[1]	47,700	3,539,817	Centene Corp.[1]	152,800	3,754,296
Harris Corp.	208,000	9,538,880	LifePoint Hospitals, Inc.[1]	220,000	7,414,000
Powerwave Technologies, Inc.[1]	454,400	2,930,880	Matria Healthcare, Inc.[1]	272,310	7,823,467
			Option Care, Inc.	308,000	4,389,000
		21,409,491
					28,824,035
Construction materials — 0.25%
US Concrete, Inc.[1]	192,477	1,370,436	Hotels, restaurants & leisure — 1.95%
			CBRL Group, Inc.	79,800	3,571,848
Consumer finance — 0.89%			Vail Resorts, Inc.[1]	156,500	7,014,330
Dollar Financial Corp.[1]	173,800	4,842,068
					10,586,178
Containers & packaging — 0.67%
Caraustar Industries, Inc.[1]	447,200	3,617,848	Household durables — 4.20%
			Ethan Allen Interiors, Inc.	170,700	6,163,977
			Jarden Corp.[1]	131,500	4,574,885

UBS Small-Cap Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Stanley Furniture Co., Inc.	117,900	$2,528,955	Road & rail — 1.77%
Tempur-Pedic International, Inc.[1]	466,400	9,542,544	Genesee & Wyoming, Inc.[1]	233,545	$6,128,221
			Kansas City Southern[1]	120,800	3,500,784
		22,810,361
					9,629,005
Industrial conglomerates — 0.61%
Walter Industries, Inc.	122,419	3,311,434	Semiconductors & semiconductor equipment — 2.31%
			Omnivision Technologies, Inc.[1]	295,500	4,033,575
Insurance — 1.52%			ON Semiconductor Corp.[1]	498,600	3,774,402
National Financial Partners Corp.	188,100	8,270,757	Sirf Technology Holdings, Inc.[1]	184,100	4,698,232

Internet software & services — 4.07%					12,506,209
Openwave Systems, Inc.[1]	292,300	2,697,929
Tumbleweed Communications Corp.[1]	1,214,300	3,193,609	Software — 2.45%
ValueClick, Inc.[1]	229,800	5,430,174	Commvault Systems, Inc.[1]	43,900	878,439
WebEx Communications, Inc.[1]	141,000	4,919,490	Double-Take Software, Inc.[1]	6,700	86,296
Websense, Inc.[1]	255,300	5,828,499	Quest Software, Inc.[1]	172,400	2,525,660
			Secure Computing Corp.[1]	404,100	2,650,896
		22,069,701	Smith Micro Software, Inc.[1]	16,617	235,795
			Vasco Data Security International[1]	232,355	2,753,407
IT services — 0.69%			Witness Systems, Inc.[1]	238,800	4,186,164
RightNow Technologies, Inc.[1]	218,800	3,767,736
					13,316,657
Leisure equipment & products — 0.16%
Nautilus, Inc.	61,400	859,600	Specialty retail — 0.43%
			Susser Holdings Corp.[1]	128,500	2,313,000
Machinery — 1.74%
Briggs & Stratton	135,800	3,659,810	Textiles, apparel & luxury goods — 1.32%
ESCO Technologies, Inc.[1]	127,600	5,798,144	Movado Group, Inc.	246,570	7,150,530

		9,457,954	Thrifts & mortgage finance — 0.73%
			BankUnited Financial Corp., Class A	142,276	3,978,037
Media — 1.65%
Scholastic Corp.[1]	113,200	4,057,088	Trading companies & distributors — 3.86%
Valassis Communications, Inc.[1]	336,000	4,872,000	Rush Enterprises, Inc.[1]	304,500	5,152,140
			United Rentals, Inc.[1]	420,700	10,698,401
		8,929,088	Watsco, Inc.	108,300	5,107,428

Metals & mining — 3.44%					20,957,969
Foundation Coal Holdings, Inc.	216,200	6,866,512
Mueller Water Products, Inc.[1]	202,290	3,014,121	Wireless telecommunication services — 1.31%
Quanex Corp.	254,000	8,785,860	@Road, Inc.[1]	410,200	2,994,460
			InPhonic, Inc.[1]	369,100	4,093,319
		18,666,493
					7,087,779
Multi-utilities & unregulated power — 1.89%
Equitable Resources, Inc.	245,400	10,245,450	Total Equities (Cost $456,332,708)		508,898,938

Oil & gas — 1.25%			Short-term investments — 5.39%
Alpha Natural Resources, Inc.[1]	475,900	6,772,057	Other* — 5.24%
			UBS Supplementary Trust —
Pharmaceuticals — 0.72%			U.S. Cash Management Prime Fund,
KV Pharmaceutical Co., Class A1	164,750	3,917,755	yield of 5.35%[2] (Cost $28,460,460)	28,460,460	28,460,460

Real estate — 9.02%				Face
American Financial Realty Trust REIT	255,300	2,920,632		amount
Capital Lease Funding, Inc. REIT	580,600	6,734,960
Felcor Lodging Trust, Inc. REIT	526,100	11,490,024	US government obligation — 0.15%
Highland Hospitality Corp. REIT	95,700	1,363,725	US Treasury Bills,[2,3]
HomeBanc Corp. REIT	865,743	3,662,093	yield of 5.08%, due 01/04/07
LaSalle Hotel Properties REIT	110,500	5,066,425	(Cost $779,671)	$780,000	779,588
MFA Mortgage Investments, Inc. REIT	874,234	6,722,859
RAIT Investment Trust REIT	319,041	11,000,529	Total short-term investments
			(Cost $29,240,131)		29,240,048
		48,961,247
			Total investments — 99.16%
			(Cost $485,572,839)		538,138,986
			Cash and other assets, less liabilities — 0.84%		4,554,528

			Net assets — 100.00%		$542,693,514

UBS Small-Cap Equity Relationship Fund—Schedule of investments

December 31, 2006

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $485,572,839; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$66,593,654
Gross unrealized depreciation	(14,027,507)

Net unrealized appreciation	$52,566,147

1	Non-income producing security.
2	Interest rate reflects yield at December 31, 2006.
3	This security was pledged to cover margin requirements for future contracts.
REIT	Real Estate Investment Trust.
*	Investment in affiliated mutual fund.

Futures contracts
UBS Small-Cap Equity Relationship Fund had the following open futures contracts as of December 31, 2006:

	Expiration			Unrealized
Index futures buy contracts:	date	Cost	Value	(depreciation)

Russell 2000, 235 contracts	March 2007	$18,832,430	$18,680,150	$(152,280)

The segregated aggregate market value of investments pledged to cover margin requirements for open futures contracts at December 31, 2006 was $779,588.

See accompanying notes to financial statements.	47

UBS U.S. Equity Alpha Relationship Fund

For the fiscal year ended December 31, 2006, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 18.26% compared to the 15.46% return of the Russell 1000 Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund outperformed its benchmark over the reporting period. These results were driven by strong stock selection within the portfolio, and the Fund’s flexibility to purchase undervalued securities and to potentially capitalize on overpriced securities through short positions. (Shorting involves selling, or taking short positions in securities our research indicates are overpriced in hopes of making a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.)

Judging each stock on its merits
The Fund’s sector allocations and stock selection are driven by fundamental research. We analyze each potential investment to determine its intrinsic value, and then compare that to its current market price. Through this research, we seek to differentiate between undervalued and overvalued stocks. We then seek to capitalize on these opportunities by purchasing undervalued stocks, and not owning or shorting fairly valued or overvalued stocks.

During the period, this strategy led to overweights in financials, defense and aerospace and telecommunications, and underweights to energy, materials and IT hardware.

The Fund’s holdings in the financial sector offered mixed results during the period. Our overweight to securities and asset management companies contributed to relative performance, while our overweight to banks detracted from performance. Most of our holdings in the bank area delivered solid returns, including Mellon Financial Corp. and JP Morgan Chase. However, we were underweight some of the very strong performing higher-beta (more volatile) brokers and exchanges, which detracted somewhat from results.

Relative performance was hindered by underweights to some of the more volatile sectors that led the year’s returns, including real estate, metals and energy. In energy, we held an underweight to energy reserve companies, which we felt would suffer when oil prices receded. Instead, we looked for energy-related exposure through oil service companies. Stock selection was strong within the energy sector, with highlights including one of the Fund’s top performers, Marathon Oil.

The Fund’s stock-specific focus is well illustrated in its approach to information technology. We found several attractive opportunities in this sector. In fact, our long positions in IT software companies Mercury Interactive and Oracle delivered some of the Fund’s best returns over the fiscal year. We also identified and shorted several companies we felt were overvalued. Some positive contributors to results on the short side included Novell Inc., Advanced Micro Devices and BEA Systems.

Committed to process
We remain committed to our disciplined investment process, evaluating each opportunity on its individual merits. We also have the freedom to structure the portfolio to reflect our findings, whether that means buying a stock, selling a stock short, or simply not owning it. We believe this strategy has the potential to serve our clients well going forward.

UBS U.S. Equity Alpha Relationship Fund

Average annual total return (unaudited)
	1 year	Inception
	ended	09/20/05* to
	12/31/06	12/31/06

UBS U.S. Equity Alpha Relationship Fund	18.26%	18.76%

Russell 1000 Index**	15.46	14.47

*	Performance inception date of UBS U.S.Equity Alpha Relationship Fund.

**	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index,and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Equity Alpha Relationship Fund and the Russell 1000 Index

The graph depicts the performance of UBS U.S Equity Alpha Relationship Fund versus the Russell 1000 Index from September 20, 2005, which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		Equities
Citigroup, Inc.	5.0%	Aerospace & defense	1.50%
Morgan Stanley	4.8	Air freight & logistics	3.00
Wells Fargo & Co.	4.6	Auto components	4.31
JPMorgan Chase & Co.	4.0	Automobiles	0.96
Microsoft Corp.	3.7	Beverages	1.64
Carnival Corp.	3.1	Biotechnology	2.29
FedEx Corp.	3.0	Building products	2.21
American International Group, Inc.	2.8	Capital markets	7.36
Johnson Controls, Inc.	2.8	Commercial banks	10.31
Fifth Third Bancorp	2.8	Computers & peripherals	0.50
		Construction materials	1.42
Total	36.6%	Diversified consumer services	0.63
		Diversified financial services	9.00
		Diversified telecommunication services	2.45
		Electric utilities	3.27
		Energy equipment & services	1.87
		Food & staples retailing	3.67
		Health care equipment & supplies	0.97
		Health care providers & services	3.97
		Hotels, restaurants & leisure	3.51
		Household durables	0.51
		Insurance	4.78
		Internet & catalog retail	0.74
		Internet software & services	0.72
		IT services	0.88
		Life sciences tools & services	0.75
		Machinery	3.38
		Media	4.00
		Multi-utilities & unregulated power	1.66
		Oil & gas	2.74
		Pharmaceuticals	9.62
		Real estate	0.47
		Road & rail	2.21
		Semiconductors & semiconductor equipment	4.13
		Software	6.99
		Specialty retail	2.54
		Textiles, apparel & luxury goods	0.68
		Thrifts & mortgage finance	1.73
		Wireless telecommunication services	2.38

		Total equities	115.75
		Investment company	1.94
		Short-term investment	1.38

		Total investments before investments sold short	119.07
		Investments sold short
		Equities sold short
		Air freight & logistics	(1.73)
		Automobiles	(0.75)
		Capital markets	(1.48)
		Commercial banks	(2.12)
		Communications equipment	(0.55)
		Computers & peripherals	(0.61)
		Construction materials	(0.36)
		Diversified financial services	(0.44)
		Food products	(0.83)
		Health care equipment & supplies	(0.66)
		Health care providers & services	(0.68)
		Hotels, restaurants & leisure	(0.59)

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets
As of December 31, 2006

Household durables	(1.61)%
IT services	(0.69)
Machinery	(0.59)
Media	(1.03)
Metals & mining	(1.43)
Multiline retail	(0.85)
Oil & gas	(0.79)
Pharmaceuticals	(0.67)
Software	(1.40)
Specialty retail	(0.43)

Total investments sold short	(20.29)

Total investments, net of investments sold short	98.78
Cash and other assets, less liabilities	1.22

Net assets	100.00%

UBS U.S. Equity Alpha Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Equities — 115.75%			Electric utilities — 3.27%
Aerospace & defense — 1.50%			American Electric Power Co., Inc.[1]	155,600	$6,625,448
Lockheed Martin Corp.[1]	42,500	$3,912,975	Northeast Utilities[1]	162,400	4,573,184
Northrop Grumman Corp.[1]	105,300	7,128,810	Pepco Holdings, Inc.[1]	496,900	12,924,369

		11,041,785			24,123,001

Air freight & logistics — 3.00%			Energy equipment & services — 1.87%
FedEx Corp.[1]	203,400	22,093,308	ENSCO International, Inc.[1]	133,100	6,662,986
			Halliburton Co.[1]	228,800	7,104,240
Auto components — 4.31%
Borg-Warner, Inc.[1]	188,800	11,142,976			13,767,226
Johnson Controls, Inc.[1]	239,900	20,612,208
			Food & staples retailing — 3.67%
		31,755,184	Costco Wholesale Corp.[1]	205,400	10,859,498
			Kroger Co.[1]	158,000	3,645,060
Automobiles — 0.96%			Sysco Corp.[1]	341,500	12,553,540
Harley-Davidson, Inc.[1]	100,100	7,054,047
					27,058,098
Beverages — 1.64%
Anheuser-Busch Cos., Inc.[1]	106,800	5,254,560	Health care equipment & supplies — 0.97%
Constellation Brands, Inc., Class A1,2	234,200	6,796,484	Medtronic, Inc.[1]	133,800	7,159,638

		12,051,044	Health care providers & services — 3.97%
			Medco Health Solutions, Inc.[1,2]	193,500	10,340,640
Biotechnology — 2.29%			UnitedHealth Group, Inc.[1]	352,300	18,929,079
Cephalon, Inc.[1,2]	47,600	3,351,516
Genzyme Corp.[1,2]	171,400	10,554,812			29,269,719
Millennium Pharmaceuticals, Inc.[1,2]	273,200	2,977,880
			Hotels, restaurants & leisure — 3.51%
		16,884,208	Carnival Corp.[1]	468,500	22,979,925
			Wyndham Worldwide Corp.[1,2]	91,280	2,922,786
Building products — 2.21%
Masco Corp.[1]	544,300	16,258,241			25,902,711

Capital markets — 7.36%			Household durables — 0.51%
Mellon Financial Corp.[1]	302,200	12,737,730	Fortune Brands, Inc.[1]	43,800	3,740,082
Morgan Stanley[1]	437,500	35,625,625
Northern Trust Corp.[1]	96,500	5,856,585	Insurance — 4.78%
			American International Group, Inc.[1]	291,100	20,860,226
		54,219,940	Hartford Financial Services Group, Inc.[1]	153,800	14,351,078

Commercial banks — 10.31%					35,211,304
City National Corp.[1]	68,000	4,841,600
Fifth Third Bancorp[1]	496,600	20,325,838	Internet & catalog retail — 0.74%
PNC Financial Services Group, Inc.[1]	230,700	17,081,028	Amazon.Com, Inc.[1,2]	138,200	5,453,372
Wells Fargo & Co.[1]	949,600	33,767,776
			Internet software & services — 0.72%
		76,016,242	Yahoo!, Inc.[1,2]	208,000	5,312,320

Computers & peripherals — 0.50%			IT services — 0.88%
Dell, Inc.[1,2]	146,600	3,678,194	Accenture Ltd., Class A1	174,900	6,459,057

Construction materials — 1.42%			Life sciences tools & services — 0.75%
Martin Marietta Materials, Inc.[1]	100,500	10,442,955	Waters Corp.[1,2]	113,500	5,558,095

Diversified consumer services — 0.63%			Machinery — 3.38%
H&R Block, Inc.[1]	200,900	4,628,736	Illinois Tool Works, Inc.[1]	325,200	15,020,988
			PACCAR, Inc.[1]	152,200	9,877,780
Diversified financial services — 9.00%
Citigroup, Inc.[1]	659,300	36,723,010			24,898,768
JPMorgan Chase & Co.[1]	613,000	29,607,900
			Media — 4.00%
		66,330,910	McGraw-Hill Cos., Inc.[1]	70,700	4,809,014
			News Corp., Inc., Class A1	446,500	9,590,820
Diversified telecommunication services — 2.45%			Omnicom Group, Inc.[1]	132,000	13,799,280
AT&T, Inc.[1]	437,700	15,647,775	Viacom, Inc., Class B2	31,400	1,288,342
Embarq Corp.[1]	46,395	2,438,521
					29,487,456
		18,086,296

UBS U.S. Equity Alpha Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Multi-utilities & unregulated power — 1.66%			Investments sold short — (20.29)%
Sempra Energy[1]	218,600	$12,250,344	Equities — (20.29)%
			Air freight & logistics — (1.73)%
Oil & gas — 2.74%			C.H.Robinson Worldwide, Inc.	(147,000)	$(6,010,830)
EOG Resources, Inc.[1]	73,200	4,571,340	Expeditors International Washington, Inc.	(166,100)	(6,727,050)
Marathon Oil Corp.[1]	168,800	15,614,000
					(12,737,880)
		20,185,340
			Automobiles — (0.75)%
Pharmaceuticals — 9.62%			Ford Motor Co.	(305,600)	(2,295,056)
Allergan, Inc.[1]	142,500	17,062,950	General Motors Corp.	(104,400)	(3,207,168)
Bristol-Myers Squibb Co.[1]	322,800	8,496,096
Johnson & Johnson[1]	220,500	14,557,410			(5,502,224)
Merck & Co., Inc.[1]	265,100	11,558,360
Wyeth[1]	377,900	19,242,668	Capital markets — (1.48)%
			Bear Stearns Cos., Inc.	(45,100)	(7,341,378)
		70,917,484	Goldman Sachs Group, Inc.	(17,900)	(3,568,365)

Real estate — 0.47%					(10,909,743)
Realogy Corp.[1,2]	115,450	3,500,444
			Commercial banks — (2.12)%
Road & rail — 2.21%			BB&T Corp.	(89,100)	(3,914,163)
Burlington Northern Santa Fe Corp.[1]	220,700	16,289,867	Comerica, Inc.	(61,500)	(3,608,820)
			Keycorp.	(107,200)	(4,076,816)
Semiconductors & semiconductor equipment — 4.13%			Regions Financial Corp.	(107,200)	(4,009,280)
Analog Devices, Inc.[1]	313,100	10,291,597
Intel Corp.[1]	618,300	12,520,575			(15,609,079)
Xilinx, Inc.[1]	320,400	7,628,724
			Communications equipment — (0.55)%
		30,440,896	QUALCOMM, Inc.	(107,200)	(4,051,088)

Software — 6.99%			Computers & peripherals — (0.61)%
McAfee, Inc.[1,2]	125,700	3,567,366	Apple Computer, Inc.	(53,300)	(4,521,972)
Microsoft Corp.[1]	916,900	27,378,634
Red Hat, Inc.[1,2]	293,700	6,755,100	Construction materials — (0.36)%
Symantec Corp.[1,2]	664,000	13,844,400	Vulcan Materials Co.	(29,600)	(2,660,152)

		51,545,500	Diversified financial services — (0.44)%
			Chicago Mercantile Exchange Holdings, Inc.	(6,400)	(3,262,400)
Specialty retail — 2.54%
Chico’s FAS, Inc.[1,2]	179,100	3,705,579	Food products — (0.83)%
Home Depot, Inc.[1]	373,800	15,011,808	Hershey Co.	(54,000)	(2,689,200)
			Kellogg Co.	(67,900)	(3,399,074)
		18,717,387
					(6,088,274)
Textiles, apparel & luxury goods — 0.68%
Coach, Inc.[1,2]	117,300	5,039,208	Health care equipment & supplies — (0.66)%
			Bausch & Lomb, Inc.	(44,400)	(2,311,464)
Thrifts & mortgage finance — 1.73%			Zimmer Holdings, Inc.	(33,000)	(2,586,540)
Freddie Mac[1]	187,500	12,731,250
					(4,898,004)
Wireless telecommunication services — 2.38%
Sprint Nextel Corp.[1]	929,200	17,552,588	Health care providers & services — (0.68)%
			Cardinal Health, Inc.	(78,200)	(5,038,426)
Total Equities (Cost $774,232,698)		853,112,245
			Hotels, restaurants & leisure — (0.59)%
Investment company — 1.94%			Darden Restaurants, Inc.	(107,600)	(4,322,292)
SPDR Trust, Series 1
(Cost $14,292,840)	101,000	14,310,690	Household durables — (1.61)%
			KB Home	(39,100)	(2,005,048)
Short-term investment — 1.38%			Lennar Corp., Class A	(47,600)	(2,497,096)
Investment company* — 1.38%			Pulte Homes, Inc.	(82,400)	(2,729,088)
UBS U.S.Cash Management Prime Relationship			Stanley Works	(92,500)	(4,651,825)
Fund, yield of 5.34%[3] (Cost $10,157,478)	10,157,478	10,157,478
					(11,883,057)
Total investments before investments
sold short — 119.07% (Cost $798,683,016)		877,580,413	IT services — (0.69)%
			Cognizant Technology Solutions Corp.,
			Class A	(66,200)	(5,107,992)

UBS U.S. Equity Alpha Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Machinery — (0.59)%			Pharmaceuticals — (0.67)%
Caterpillar, Inc.	(71,300)	$(4,372,829)	Abbott Laboratories	(64,700)	$(3,151,537)
			Medicis Pharmaceutical Corp., Class A	(51,500)	(1,809,195)
Media — (1.03)%
Gannett Co., Inc.	(35,900)	(2,170,514)			(4,960,732)
New York Times Co., Class A	(144,800)	(3,527,328)
Tribune Co.	(62,300)	(1,917,594)	Software — (1.40)%
			BMC Software, Inc.	(177,100)	(5,702,620)
		(7,615,436)	Novell, Inc.	(750,300)	(4,651,860)

Metals & mining — (1.43)%					(10,354,480)
Freeport-McMoRan Copper & Gold, Inc.,
Class B	(61,300)	(3,416,249)	Specialty retail — (0.43)%
Nucor Corp.	(130,100)	(7,111,266)	Best Buy Co., Inc.	(64,400)	(3,167,836)

		(10,527,515)	Total investments sold short
			(Proceeds $141,859,695)		(149,693,235)
Multiline retail — (0.85)%
Sears Holdings Corp.	(37,200)	(6,246,996)	Total investments, net of investments
			sold short — 98.78%		727,887,178
Oil & gas — (0.79)%			Cash and other assets, less liabilities — 1.22%		9,158,721
Devon Energy Corp.	(53,800)	(3,608,904)
Valero Energy Corp.	(43,900)	(2,245,924)	Net assets — 100.00%		$737,045,899

		(5,854,828)

Notes to schedule of investments
Aggregate cost of investments before investments sold short for federal income tax purposes was $798,683,016; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$84,459,550
Gross unrealized depreciation	(5,562,153)

Net unrealized appreciation	$78,897,397

1	All or a portion of these securities have been pledged to cover open short positions.
2	Non-income producing security.
3	Interest rate reflects yield at December 31, 2006.
*	Investment in affiliated mutual fund.

54	See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Relationship Fund

For the fiscal year ended December 31, 2006, UBS U.S. Large Cap Equity Relationship Fund (the “Fund”) returned 15.35% compared to the 15.46% return of the Russell 1000 Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund delivered strong absolute returns while generating returns comparable to the Index for the period. Strong stock selection was offset by sector allocations that did not benefit Fund performance. In particular, an overweight to banks, and underweights to Real Estate Investment Trusts (“REITs”) and tobacco, detracted from performance.

Intrinsic value strategy keeps focus on quality
After a lackluster start, large-cap stocks came on strong in the second half of 2006. Investors spent the first six months of the year on the sidelines, waiting for a clear indication as to where the economy was heading. This arrived in the summer, when the economy weakened on the back of a cooling housing market and the Federal Reserve Board (the “Fed”) paused from raising short-term interest rates. Investors moved back into stocks, favoring large-caps over small-caps for the first time in years.

The market’s rally favored more speculative sectors, led by high-beta (more volatile) sectors such as technology and telecom. Energy and materials also fared well in this environment. We held limited exposure to some of the year’s top performing industries, which hurt relative returns.

Stock selection guides portfolio construction
We relied on our bottom-up research to identify pockets of opportunities, including companies within the financial and utility sectors. Financials delivered one of the best sector returns in 2006, but offered mixed results to the Fund. Our holdings in securities and asset management firms, including Morgan Stanley, contributed to relative performance. These gains were overshadowed, however, by the Fund’s overweight to banks. Our bank holdings included top performer Mellon Financial; as a group, however, banks did not keep pace with other areas in the sector.

Relative performance was also hurt by the Fund’s underweight to REITs and overweight to healthcare. Healthcare struggled over the reporting period and we saw disappointing returns from our holdings in medical services, such as UnitedHealth Group. We remain confident in our analysis of this area, and continue to find what we believe are attractive price to intrinsic value opportunities.

The Fund’s overweight to utilities helped relative performance. In utilities, we concentrated on electric deregulated nuclear power plants, as they are the low cost providers in a high rate environment. Also, regulated coal plants, which are the low cost coal providers, are providing attractive opportunities, in our opinion.

On the security level, the Fund’s top-performing stock in 2006 was Mercury Interactive. This producer of business technology software saw its stock rise on an announced acquisition by Hewlett Packard. The second best performer for the year was another software company, Oracle Corp., the world’s leading supplier of software for information management.

Bottom-up research will guide portfolio construction
We continue to believe the US economy is moving along its expected course, slowing from above-average growth to a more normal level. We currently view the US equity market as near fair value, implying normal equity returns going forward. We intend to maintain the Fund’s focus on bottom-up research to guide the portfolio, seeking out companies selling for less than their intrinsic value.

UBS U.S. Large Cap Equity Relationship Fund

Average annual total return (unaudited)
	1 year	5 years	Inception
	ended	ended	08/31/97* to
	12/31/06	12/31/06	12/31/06

UBS U.S. Large Cap Equity Relationship Fund	15.35%	10.01%	8.10%

Russell 1000 Index**	15.46	6.83	6.96

*	Performance inception date of UBS U.S. Large Cap Equity Relationship Fund.

**	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Large Cap Equity Relationship Fund and the Russell 1000 Index

The graph depicts the performance of UBS U.S. Large Cap Equity Relationship Fund versus the Russell 1000 Index from August 31, 1997, which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS U.S. Large Cap Equity Relationship Fund

Top ten equity holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		Equities
Citigroup, Inc.	4.6%	Aerospace & defense	0.83%
Morgan Stanley	4.1	Air freight & logistics	1.69
Microsoft Corp.	3.7	Auto components	3.03
Wells Fargo & Co.	3.0	Automobiles	0.80
Exelon Corp.	2.7	Beverages	1.49
American International Group, Inc.	2.4	Biotechnology	2.22
Allergan, Inc.	2.4	Building products	2.04
Wyeth	2.3	Capital markets	6.28
Mellon Financial Corp.	2.2	Commercial banks	6.62
Johnson Controls, Inc.	2.1	Computers & peripherals	0.74
		Diversified consumer services	0.46
Total	29.5%	Diversified financial services	6.57
		Diversified telecommunication services	1.78
		Electrical utilities	4.28
		Energy equipment & services	2.93
		Food & staples retailing	2.87
		Health care equipment & supplies	1.16
		Health care providers & services	3.05
		Hotels, restaurants & leisure	1.93
		Household durables	0.38
		Insurance	4.53
		Internet & catalog retail	0.66
		Internet software & services	0.65
		IT services	0.89
		Life sciences tools & services	0.75
		Machinery	2.93
		Media	3.80
		Multi-utilities & unregulated power	1.73
		Oil & gas	2.49
		Pharmaceuticals	8.98
		Real estate	0.28
		Road & rail	1.86
		Semiconductors & semiconductor equipment	3.95
		Software	6.03
		Speciality retail	2.13
		Textiles, apparel & luxury goods	0.54
		Thrifts & mortgage finance	1.22
		Wireless telecommunication services	2.04

		Total equities	96.61
		Short-term investments	3.35

		Total investments	99.96
		Cash and other assets, less liabilities	0.04

		Net assets	100.00%

UBS U.S. Large Cap Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Equities — 96.61%			Energy equipment & services — 2.93%
Aerospace & defense — 0.83%			ENSCO International, Inc.	85,900	$4,300,154
Northrop Grumman Corp.	55,700	$3,770,890	GlobalSantaFe Corp.	82,300	4,837,594
			Halliburton Co.	133,300	4,138,965
Air freight & logistics — 1.69%
FedEx Corp.	70,500	7,657,710			13,276,713

Auto components — 3.03%			Food & staples retailing — 2.87%
Borg-Warner, Inc.	72,100	4,255,342	Costco Wholesale Corp.	120,500	6,370,835
Johnson Controls, Inc.	110,400	9,485,568	Sysco Corp.	181,000	6,653,560

		13,740,910			13,024,395

Automobiles — 0.80%			Health care equipment & supplies — 1.16%
Harley-Davidson, Inc.	51,400	3,622,158	Medtronic, Inc.	98,300	5,260,033

Beverages — 1.49%			Health care providers & services — 3.05%
Anheuser-Busch Cos., Inc.	67,000	3,296,400	Medco Health Solutions, Inc.[1]	92,100	4,921,824
Constellation Brands, Inc., Class A1	118,800	3,447,576	UnitedHealth Group, Inc.	165,900	8,913,807

		6,743,976			13,835,631

Biotechnology — 2.22%			Hotels, restaurants & leisure — 1.93%
Cephalon, Inc.[1]	32,400	2,281,284	Carnival Corp.	156,300	7,666,515
Genzyme Corp.[1]	101,000	6,219,580	Wyndham Worldwide Corp.[1]	33,700	1,079,074
Millennium Pharmaceuticals, Inc.[1]	142,700	1,555,430
					8,745,589
		10,056,294
			Household durables — 0.38%
Building products — 2.04%			Fortune Brands, Inc.	20,400	1,741,956
Masco Corp.	309,500	9,244,765
			Insurance — 4.53%
Capital markets — 6.28%			Allstate Corp.	74,900	4,876,739
Mellon Financial Corp.	239,600	10,099,140	American International Group, Inc.	151,200	10,834,992
Morgan Stanley	225,800	18,386,894	Hartford Financial Services Group, Inc.	51,700	4,824,127

		28,486,034			20,535,858

Commercial banks — 6.62%			Internet & catalog retail — 0.66%
City National Corp.	30,800	2,192,960	Amazon.Com, Inc.[1]	75,800	2,991,068
Fifth Third Bancorp	190,800	7,809,444
PNC Financial Services Group, Inc.	83,200	6,160,128	Internet software & services — 0.65%
Wells Fargo & Co.	389,200	13,839,952	Yahoo!, Inc.[1]	115,000	2,937,100

		30,002,484	IT services — 0.89%
			Accenture Ltd., Class A	109,300	4,036,449
Computers & peripherals — 0.74%
Dell, Inc.[1]	133,500	3,349,515	Life sciences tools & services — 0.75%
			Waters Corp.[1]	69,200	3,388,724
Diversified consumer services — 0.46%
H & R Block, Inc.	90,800	2,092,032	Machinery — 2.93%
			Illinois Tool Works, Inc.	179,000	8,268,010
Diversified financial services — 6.57%			PACCAR, Inc.	77,100	5,003,790
Citigroup, Inc.	375,913	20,938,354
JPMorgan Chase & Co.	182,900	8,834,070			13,271,800

		29,772,424	Media — 3.80%
			News Corp., Inc., Class A	164,800	3,539,904
Diversified telecommunication services — 1.78%			Omnicom Group, Inc.	80,000	8,363,200
AT&T, Inc.	190,100	6,796,075	R.H. Donnelley Corp.	62,792	3,938,942
Embarq Corp.	24,509	1,288,193	Univision Communications, Inc., Class A1	20,900	740,278
			Viacom, Inc. Class B1	16,200	664,686
		8,084,268
					17,247,010
Electric utilities — 4.28%
American Electric Power Co., Inc.	95,600	4,070,648	Multi-utilities & unregulated power — 1.73%
Exelon Corp.	193,800	11,994,282	NiSource, Inc.	114,000	2,747,400
Northeast Utilities	49,700	1,399,552	Sempra Energy	90,700	5,082,828
Pepco Holdings, Inc.	74,700	1,942,947
					7,830,228
		19,407,429

UBS U.S. Large Cap Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Oil & gas — 2.49%			Textiles, apparel & luxury goods — 0.54%
Chevron Corp.	39,400	$2,897,082	Coach, Inc.[1]	56,600	$2,431,536
EOG Resources, Inc.	57,500	3,590,875
ExxonMobil Corp.	62,900	4,820,027	Thrifts & mortgage finance — 1.22%
			Freddie Mac	81,800	5,554,220
		11,307,984
			Wireless telecommunication services — 2.04%
Pharmaceuticals — 8.98%			Sprint Nextel Corp.	490,586	9,267,170
Allergan, Inc.	89,300	10,692,782
Bristol-Myers Squibb Co.	213,300	5,614,056	Total Equities (Cost $399,412,385)		438,051,017
Johnson & Johnson	118,974	7,854,664
Merck & Co., Inc.	143,300	6,247,880	Short-term investments — 3.35%
Wyeth	202,400	10,306,208	Other* — 3.21%
			UBS Supplementary Trust —
		40,715,590	U.S. Cash Management Prime Fund,
			yield of 5.35%[2] (Cost $14,538,298)	14,538,298	14,538,298
Real estate — 0.28%
Realogy Corp.[1]	42,125	1,277,230		Face
				amount
Road & rail — 1.86%
Burlington Northern Santa Fe Corp.	114,300	8,436,483	US government obligation — 0.14%
			US Treasury Bills,[2,3] yield of 4.90%,
Semiconductors & semiconductor equipment — 3.95%			due 01/04/07 (Cost $644,737)	$645,000	644,659
Analog Devices, Inc.	162,900	5,354,523
Intel Corp.	398,900	8,077,725	Total short-term investments
Xilinx, Inc.	187,100	4,454,851	(Cost $15,183,035)		15,182,957

		17,887,099	Total investments — 99.96%
			(Cost $414,595,420)		453,233,974
Software — 6.03%			Cash and other assets, less liabilities — 0.04%		189,018
McAfee, Inc.[1]	76,400	2,168,232
Microsoft Corp.	556,700	16,623,062	Net assets — 100.00%		$453,422,992
Red Hat, Inc.[1]	132,800	3,054,400
Symantec Corp.[1]	264,540	5,515,659

		27,361,353

Specialty retail — 2.13%
Chico’s FAS, Inc.[1]	122,500	2,534,525
Home Depot, Inc.	177,400	7,124,384

		9,658,909

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $414,595,420; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$43,663,396
Gross unrealized depreciation	(5,024,842)

Net unrealized appreciation	$38,638,554

1	Non-income producing security.
2	Interest rate reflects yield at December 31, 2006.
3	This security was pledged to cover margin requirements for futures contracts.
*	Investment in affiliated mutual fund.

Futures contracts
UBS U.S. Large Cap Equity Relationship Fund had the following open futures contracts as of December 31, 2006:

	Expiration			Unrealized
	date	Cost	Value	appreciation

Index futures buy contracts:
S&P 500 Index, 19 contracts	March 2007	$6,775,733	$6,784,900	$9,167

The segregated aggregate market value of investments pledged to cover margin requirements for open futures contracts at December 31, 2006 was $644,659.

See accompanying notes to financial statements.	59

UBS U.S. Large Cap Growth Equity Relationship Fund

For the fiscal year ended December 31, 2006, UBS U.S. Large Cap Growth Equity Relationship Fund (the “Fund”) returned 5.61%, compared to the 9.07% return of the Russell 1000 Growth Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Stock selection in healthcare and information technology detracted from relative performance, overshadowing the strong returns generated by our energy holdings and our position in the financials sector.

Cyclical sectors led large growth rally
Large-cap growth stocks may not have led 2006’s year-end growth stock rally, but they certainly finished on a high note. In the first six months of the year, the Index fell 0.93%. In the last six months, it rose 10.10%, outperforming both small- and mid-cap growth stocks. It is worth noting that this growth stock rally started just after the Federal Reserve Board (the “Fed”) paused its tightening cycle, giving rise to speculation that rate cuts were not far behind. With this expectation in mind, investors showed a willingness to take on additional risk, as evidenced by the strong returns from more cyclical sectors such as energy, finance and metals.

After bumpy start, strategy yielded results
After a difficult start, the Fund made up lost ground in the second half of the year. Our overweight to healthcare detracted significantly from relative performance in the first half of the year when holdings such as United Healthcare Group, St. Jude Medical, and Zimmer, all sold off sharply. As the market continued to sell off in July and August, we used the opportunity to buy into what we considered to be more attractive sectors and securities, adding to our holdings in the consumer discretionary and technology sectors. These included some of our favorite growth companies such as Monster, Cisco, Apple and E-Bay.

This strategy paid off nicely, and the Fund gained 11.7% in the second half of the year, handily outperforming the Index. Additionally, after a difficult start, the Fund’s position in information technology delivered as Apple Computer, Akamai Technologies and Google all placed among the Fund’s top performers for the period.

The Fund also generated positive results from its overweight to the financial and consumer discretionary sectors. In finance, capital markets companies, including Goldman Sachs and Merrill Lynch, enhanced performance. In the consumer discretionary sector, the Fund focused on hotels, including Wynn Resorts.

Energy produced mixed results
At the sector level, relative performance for the year was hurt most by an overweight to energy reserves, although our holdings in this space performed very well. It’s worth noting that, in the first half of the year, energy stocks were leading performers from an industry standpoint. The Fund was significantly overweight to energy sector companies at this time, particularly energy reserve companies, and the position was a primary driver of performance. In the second half of the year, however, fluctuations in the prices of underlying commodities impacted market sentiment for energy stocks as a whole, which created a drag on the portfolio from an industry perspective. However, the names we owned were among the best performers in the space, resulting in a net neutral contribution.

Relative performance was helped most by our overweight to oil services, securities and asset management firms and hotels.

Maintaining our disciplined approach
We believe the recent favorable performance of growth stocks will continue in 2007. We enter the year with sector weightings relatively close to the Index and a focus on identifying companies that we believe have highly sustainable earnings growth. We remain committed to our investment discipline and are confident that the current portfolio is well positioned for the year ahead.

UBS U.S. Large Cap Growth Equity Relationship Fund

Average annual total return (unaudited)
	1 year	Inception
	ended	11/07/05* to
	12/31/06	12/31/06

UBS U.S. Large Cap Growth Equity Relationship Fund	5.61%	8.10%

Russell 1000 Growth Index**	9.07	9.88

*	Performance inception date of UBS U.S. Large Cap Growth Equity Relationship Fund.

**	The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Large Cap Growth Relationship Fund and the Russell 1000 Growth Index

The graph depicts the performance of UBS U.S. Large Cap Growth Relationship Fund versus the Russell 1000 Index from November 7, 2005, which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS U.S. Large Cap Growth Equity Relationship Fund

Top ten equity holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		Equities
Google, Inc., Class A	4.7%	Aerospace & defense	4.66%
Microsoft Corp.	4.1	Air freight & logistics	2.03
Allergan, Inc.	3.5	Beverages	2.63
Apple Computer, Inc.	3.1	Biotechnology	4.91
General Electric Co.	2.9	Capital markets	5.92
eBay, Inc.	2.8	Chemicals	2.25
Cisco Systems, Inc.	2.8	Commercial services & supplies	3.09
United Technologies Corp.	2.8	Communications equipment	4.80
PepsiCo, Inc.	2.6	Computers & peripherals	3.91
Merrill Lynch & Co., Inc.	2.6	Consumer finance	0.39
		Diversified financial services	4.19
Total	31.9%	Electrical equipment	1.61
		Energy equipment & services	2.61
		Health care equipment & supplies	5.71
		Health care providers & services	4.72
		Hotels, restaurants & leisure	5.16
		Household products	1.59
		Industrial conglomerates	2.93
		Insurance	1.45
		Internet software & services	8.79
		Media	2.23
		Multi-utilities & unregulated power	1.31
		Multiline retail	2.03
		Oil & gas	3.24
		Pharmaceuticals	3.54
		Road & rail	1.44
		Semiconductors & semiconductor equipment	1.61
		Software	6.60
		Specialty retail	2.42
		Wireless telecommunication services	2.11

		Total equities	99.88
		Short-term investment	0.48

		Total investments	100.36
		Liabilities, in excess of cash and other assets	(0.36)%

		Net assets	100.00

UBS U.S. Large Cap Growth Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Equities — 99.88%			Health care equipment & supplies — 5.71%
Aerospace & defense — 4.66%			Alcon, Inc.	12,400	$1,385,948
General Dynamics Corp.	49,400	$3,672,890	Baxter International, Inc.	79,100	3,669,449
United Technologies Corp.	87,200	5,451,744	C.R. Bard, Inc.	48,400	4,015,748
			St. Jude Medical, Inc.[1]	57,600	2,105,856
		9,124,634
					11,177,001
Air freight & logistics — 2.03%
Expeditors International Washington, Inc.	48,400	1,960,200	Health care providers & services — 4.72%
UTI Worldwide, Inc.	67,700	2,024,230	Express Scripts, Inc.[1]	29,900	2,140,840
			Quest Diagnostics, Inc.	68,000	3,604,000
		3,984,430	UnitedHealth Group, Inc.	65,300	3,508,569

Beverages — 2.63%					9,253,409
PepsiCo, Inc.	82,400	5,154,120
			Hotels, restaurants & leisure — 5.16%
Biotechnology — 4.91%			Hilton Hotels Corp.	114,100	3,982,090
Genentech, Inc.[1]	23,900	1,939,007	Starwood Hotels & Resorts Worldwide, Inc.	31,100	1,943,750
Genzyme Corp.[1]	46,400	2,857,312	Wynn Resorts Ltd.[1]	44,600	4,185,710
Medimmune, Inc.[1]	149,300	4,832,841
					10,111,550
		9,629,160
			Household products — 1.59%
Capital markets — 5.92%			Procter & Gamble Co.	48,400	3,110,668
Goldman Sachs Group, Inc.	17,400	3,468,690
Merrill Lynch & Co., Inc.	54,100	5,036,710	Industrial conglomerates — 2.93%
Morgan Stanley	37,900	3,086,197	General Electric Co.	154,100	5,734,061

		11,591,597	Insurance — 1.45%
			American International Group, Inc.	39,700	2,844,902
Chemicals — 2.25%
Praxair, Inc.	74,300	4,408,219	Internet software & services — 8.79%
			Akamai Technologies, Inc.[1]	47,400	2,517,888
Commercial services & supplies — 3.09%			eBay, Inc.[1]	184,300	5,541,901
Dun & Bradstreet Corp.[1]	18,100	1,498,499	Google, Inc., Class A1	19,900	9,163,552
Monster Worldwide, Inc.[1]	97,800	4,561,392
					17,223,341
		6,059,891
			Media — 2.23%
Communications equipment — 4.80%			McGraw-Hill Cos., Inc.	64,300	4,373,686
Cisco Systems, Inc.[1]	200,500	5,479,665
QUALCOMM, Inc.	104,100	3,933,939	Multi-utilities & unregulated power — 1.31%
			Dominion Resources, Inc./VA	30,700	2,573,888
		9,413,604
			Multiline retail — 2.03%
Computers & peripherals — 3.91%			Target Corp.	69,600	3,970,680
Apple Computer, Inc.[1]	72,200	6,125,448
Network Appliance, Inc.[1]	39,300	1,543,704	Oil & gas — 3.24%
			Apache Corp.	35,800	2,381,058
		7,669,152	Peabody Energy Corp.	23,700	957,717
			XTO Energy, Inc.	64,100	3,015,905
Consumer finance — 0.39%
SLM Corp.	15,800	770,566			6,354,680

Diversified financial services — 4.19%			Pharmaceuticals — 3.54%
Chicago Mercantile Exchange Holdings, Inc.	4,400	2,242,900	Allergan, Inc.	57,900	6,932,946
Citigroup, Inc.	52,400	2,918,680
Moody’s Corp.	41,700	2,879,802	Road & rail — 1.44%
Nymex Holdings, Inc.[1]	1,300	161,213	Burlington Northern Santa Fe Corp.	38,100	2,812,161

		8,202,595	Semiconductors & semiconductor equipment — 1.61%
			Broadcom Corp., Class A1	97,950	3,164,764
Electrical equipment — 1.61%
Rockwell Automation, Inc.	51,500	3,145,620	Software — 6.60%
			Adobe Systems, Inc.[1]	120,200	4,942,624
Energy equipment & services — 2.61%			Microsoft Corp.	267,300	7,981,578
Schlumberger Ltd.	49,100	3,101,156
Weatherford International Ltd.[1]	48,100	2,010,099			12,924,202

		5,111,255

UBS U.S. Large Cap Growth Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Specialty retail — 2.42%			Short-term investment — 0.48%
Abercrombie & Fitch Co.	40,100	$2,792,163	Investment company* — 0.48
Best Buy Co., Inc.	39,500	1,943,005	UBS U.S. Cash Management Prime
			Relationship Fund, yield of 5.34%[2]
		4,735,168	(Cost $952,254)	952,254	$952,254

Wireless telecommunication services — 2.11%			Total investments — 100.36%
Sprint Nextel Corp.	219,000	4,136,910	(Cost $179,916,206)		196,651,114
			Liabilities, in excess of cash and
Total Equities (Cost $178,963,952)		195,698,860	other assets — (0.36)%		(706,254)

			Net assets — 100.00%		$195,944,860

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $179,916,206; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$19,547,760
Gross unrealized depreciation	(2,812,852)

Net unrealized appreciation	$16,734,908

1	Non-income producing security.
2	Interest rate reflects yield as of December 31, 2006.
*	Investment in affiliated mutual fund.

64	See accompanying notes to financial statements.

UBS U.S. Large-Cap Value Equity Relationship Fund

For the fiscal year ended December 31, 2006, UBS U.S. Large-Cap Value Equity Relationship Fund (the “Fund”) returned 19.47%, compared to the 22.25% return of the Russell 1000 Value Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund delivered strong absolute returns for the reporting period, but underperformed its benchmark primarily due to sector allocation.

Maintaining stock-specific focus in rising market
The overall stock market, as measured by the S&P 500 Index, returned 15.80% in 2006, its best performance since 2003. Value stocks outperformed growth stocks in every market capitalization. This was led by value-oriented sectors energy, utilities and financials, which were among the top-performing sectors in 2006. Small-cap value stocks, as measured by the Russell 2000 Value Index, delivered the year’s best results with a 23.48% return. Large-cap value stocks also produced strong results, with the Russell 1000 Value Index gaining 22.25%.

The long, steady rise in the stock market has left it trading at close to what we believe to be fair value. As usual, portfolio construction is primarily driven by stock selection, rather than sector allocation. We review every potential investment to determine its intrinsic value and then compare that to its current market price. This strict value discipline has led the Fund to avoid some of the more overpriced sectors, including energy and materials.

Knowing where not to invest
Relative performance benefited from the Fund’s underweight to energy but was hurt by underweights to real estate and materials. In the energy sector, we were guided by research showing that record high energy prices were unsustainable. As a result, we limited our exposure to energy reserve companies. The Fund was also underweighted in oil refining companies, but did benefit from its position in Marathon Oil Corp.

Our weighting in financials offered mixed results. This was one of the better performing sectors in the large-cap value market, but not every area of the industry participated to the same extent. The Fund’s underweight to financial services contributed to relative performance, but these gains were overshadowed by our overweight to banks. Many of the Fund’s bank holdings posted positive results. In fact, Mellon Financial Corp. and PNC Financial Services Group were among our best performers. But the group as a whole did not keep pace with other areas of the financial sector.

Relative performance was also hurt by the Fund’s overweight to transportation, particularly to railroads. The rails continue to provide us with what we believe is an attractive opportunity; pricing power is still strong. This is sustainable due to the fact that the excess capacity that has been in rail space for decades is gone. We continue to believe Burlington Northern is a very attractive opportunity.

Economy supports large-cap value
We continue to believe the US economy is moving along its expected course, slowing from above-average growth to a more normal level. We currently view the US equity market as near fair value, implying normal equity returns going forward. We intend to maintain the Fund’s focus on bottom-up research to guide the portfolio, seeking out companies selling for less than their intrinsic value.

UBS U.S. Large-Cap Value Equity Relationship Fund

Average annual total return (unaudited)
	1 year	5 years	Inception
	ended	ended	06/25/98* to
	12/31/06	12/31/06	12/31/06

UBS U.S. Large-Cap Value Equity Relationship Fund	19.47%	11.21%	9.45%

Russell 1000 Value Index	22.25	10.87	7.69

*	Performance inception date of UBS U.S. Large-Cap Value Equity Relationship Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Large-Cap Value Equity Relationship Fund and the Russell 1000 Value Index

The graph depicts the performance of UBS U.S. Large-Cap Value Equity Relationship Fund versus the Russell 1000 Value Index from June 25, 1998, which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS U.S. Large-Cap Value Equity Relationship Fund

Top ten equity holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		Aerospace & defense	1.91%
Citigroup, Inc.	6.1%	Air freight & logistics	1.59
Morgan Stanley	4.8	Auto components	3.47
Wells Fargo & Co.	4.3	Automobiles	0.68
ExxonMobil Corp.	3.7	Beverages	1.94
JPMorgan Chase & Co.	3.6	Biotechnology	0.62
Chevron Corp.	3.2	Building products	1.73
American International Group, Inc.	3.1	Capital markets	8.59
Mellon Financial Corp.	2.5	Commercial banks	11.05
Exelon Corp.	2.5	Diversified financial services	9.64
Fifth Third Bancorp	2.4	Diversified telecommunication services	2.60
		Electric utilities	6.54
Total	36.2%	Energy equipment & services	3.42
		Food & staples retailing	1.66
		Health care providers & services	2.74
		Hotels, restaurants & leisure	0.30
		Household durables	0.38
		Insurance	6.32
		IT services	1.30
		Machinery	3.06
		Media	3.67
		Multi-utilities & unregulated power	1.87
		Oil & gas	6.90
		Pharmaceuticals	5.99
		Real estate	0.36
		Road & rail	1.89
		Software	3.39
		Specialty retail	1.09
		Thrifts & mortgage finance	1.21
		Wireless telecommunication services	2.06

		Total US equities	97.97
		Short-term investment	2.51

		Total investments	100.48
		Libilities, In excess of cash and other assets	(0.48)

		Net assets	100.00%

UBS U.S. Large-Cap Value Equity Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value		Shares	Value

Equities — 97.97%			Energy equipment & services — 3.42%
Aerospace & defense — 1.91%			ENSCO International, Inc.	27,000	$1,351,620
Lockheed Martin Corp.	9,200	$847,044	GlobalSantaFe Corp.	24,600	1,445,988
Northrop Grumman Corp.	22,000	1,489,400	Halliburton Co.	44,400	1,378,620

		2,336,444			4,176,228

Air freight & logistics — 1.59%			Food & staples retailing — 1.66%
FedEx Corp.	17,900	1,944,298	Costco Wholesale Corp.	38,300	2,024,921

Auto components — 3.47%			Health care providers & services — 2.74%
Borg-Warner, Inc.	22,900	1,351,558	Medco Health Solutions, Inc.[1]	27,600	1,474,944
Johnson Controls, Inc.	33,700	2,895,504	UnitedHealth Group, Inc.	34,800	1,869,804

		4,247,062			3,344,748

Automobiles — 0.68%			Hotels, restaurants & leisure — 0.30%
Harley-Davidson, Inc.	11,800	831,546	Wyndham Worldwide Corp.[1]	11,420	365,668

Beverages — 1.94%			Household durables — 0.38%
Anheuser-Busch Cos., Inc.	29,100	1,431,720	Fortune Brands, Inc.	5,500	469,645
Constellation Brands, Inc., Class A1	32,200	934,444
			Insurance — 6.32%
		2,366,164	Allstate Corp.	28,700	1,868,657
			American International Group, Inc.	52,400	3,754,984
Biotechnology — 0.62%			Hartford Financial Services Group, Inc.	22,500	2,099,475
Cephalon, Inc.[1]	10,800	760,428
					7,723,116
Building products — 1.73%
Masco Corp.	70,700	2,111,809	IT services — 1.30%
			Accenture Ltd., Class A	43,100	1,591,683
Capital markets — 8.59%
Mellon Financial Corp.	72,400	3,051,660	Machinery — 3.06%
Morgan Stanley	72,100	5,871,103	Illinois Tool Works, Inc.	51,700	2,388,023
Northern Trust Corp.	26,000	1,577,940	PACCAR, Inc.	20,900	1,356,410

		10,500,703			3,744,433

Commercial banks — 11.05%			Media — 3.67%
Bank of America Corp.	39,932	2,131,970	News Corp., Inc., Class A	65,200	1,400,496
City National Corp.	10,100	719,120	Omnicom Group, Inc.	20,700	2,163,978
Fifth Third Bancorp	71,900	2,942,867	R.H. Donnelley Corp.	11,400	715,122
PNC Financial Services Group, Inc.	32,600	2,413,704	Univision Communications, Inc., Class A1	5,900	208,978
Wells Fargo & Co.	149,000	5,298,440
					4,488,574
		13,506,101
			Multi-utilities & unregulated power — 1.87%
Diversified financial services — 9.64%			NiSource, Inc.	41,100	990,510
Citigroup, Inc.	132,759	7,394,676	Sempra Energy	23,200	1,300,128
JPMorgan Chase & Co.	90,800	4,385,640
					2,290,638
		11,780,316
			Oil & gas — 6.90%
Diversified telecommunication services — 2.60%			Chevron Corp.	53,100	3,904,443
AT&T, Inc.	79,000	2,824,250	ExxonMobil Corp.	59,100	4,528,833
Embarq Corp.	6,684	351,311
					8,433,276
		3,175,561
			Pharmaceuticals — 5.99%
Electric utilities — 6.54%			Bristol-Myers Squibb Co.	68,100	1,792,392
American Electric Power Co., Inc.	54,100	2,303,578	Johnson & Johnson	13,900	917,678
Exelon Corp.	49,100	3,038,799	Merck & Co., Inc.	45,400	1,979,440
Northeast Utilities	54,600	1,537,536	Wyeth	51,700	2,632,564
Pepco Holdings, Inc.	43,000	1,118,430
					7,322,074
		7,998,343
			Real estate — 0.36%
			Realogy Corp.[1]	14,325	434,334

UBS U.S. Large-Cap Value Equity Relationship Fund—Schedule of investments

December 31, 2006

				Face
	Shares	Value		amount	Value

Road & rail — 1.89%			U.S. government obligations — 0.08%
Burlington Northern Santa Fe Corp.	31,300	$2,310,253	US Treasury Bills,[2,3]
			yield of 4.10%, due 01/04/07 (Cost $99,957)	$100,000	$99,947
Software — 3.39%
McAfee, Inc.[1]	1,500	42,570	Total short-term investments (Cost $3,068,885)		3,068,875
Microsoft Corp.	79,400	2,370,884
Symantec Corp.[1]	83,000	1,730,550	Total investments — 100.48%
			(Cost $91,029,858)		122,819,443
		4,144,004	Liabilities, In excess of cash and
			other assets — (0.48)%		(580,774)
Specialty retail — 1.09%			Net assets — 100.00%
Home Depot, Inc.	33,200	1,333,312			$122,238,669

Thrifts & mortgage finance — 1.21%
Freddie Mac	21,700	1,473,430

Wireless telecommunication services — 2.06%
Sprint Nextel Corp.	133,481	2,521,456

Total U.S. Equities (Cost $87,960,973)		119,750,568

Short-term investments — 2.51%
Other* — 2.43%
UBS Supplementary Trust —
U.S. Cash Management Prime Fund yield of 5.35%[2] (Cost $2,968,928)	2,968,928	2,968,928

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $91,029,858; and net unrealized appreciation consisted of:

Gross unrealized appreciation					$32,129,671
Gross unrealized deppreciation					(340,086)

Net unrealized appreciation					$31,789,585

1	Non-Income producing security.
2	Interest rate reflects yield at December 31, 2006.
3	This security was pledged to cover margin requirements for futures contacts.
*	Investment in affiliated mutual fund.

Futures contracts
UBS U.S. Large-Cap Value Equity Relationship Fund has the following open futures contracts as of December 31, 2006:

		Expiration		Current	Unrealized
		date	Cost	value	appreciation

Index futures buy contracts:
S&P 500 Index, 2 contracts		March 2007	$713,235	$714,200	$965

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2006 was $99,947.

See accompanying notes to financial statements.	69

UBS Absolute Return Investment Grade Bond Relationship Fund

For the fiscal year ended December 31, 2006, UBS Absolute Return Investment Grade Bond Relationship Fund (the “Fund”) returned 6.34%, compared to the 4.81% return of the Merrill Lynch US Treasury Notes and Bonds 0–3 Month Index and the 5.36% return of the US LIBOR 3-Month Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund seeks to achieve consistent absolute positive returns over time regardless of the market environment. The Fund invests primarily in investment grade securities and other investments to gain exposure to global fixed income markets, fully hedged to US dollars, in pursuit of positive returns under a variety of market cycles. Over the year, the Fund benefited from strong sector and security selection, with duration management contributing to positive returns as well.

Duration stance benefits performance
The global bond markets delivered positive results in 2006. US monetary policy continued to exert a strong influence on investors and the markets around the world. The US Federal Reserve Board (the “Fed”) raised short-term interest rates four times in the first half of the year, citing concerns over inflation. These persistent increases put upward pressure on yields, driving down bond prices (bond prices and yields move in opposite directions). The Fed then changed course in August, leaving interest rates unchanged for the remainder of the year. Investors took this as a sign that US economic growth was moderating; yields subsequently fell and the bond market rallied.

We actively managed duration between a range of 0.25 years and -0.50 years over this period, adjusting duration as necessary in response to our market views.

Ultimately, nimbly managing duration in this way produced positive results for the Fund.

Sector and security selection generated positive results
Sector and security selection were the biggest drivers behind the Fund’s positive performance. We found securitized sectors of the market to offer the most attractive valuations, including asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). Security selection in corporate issues also generated positive results during the year. Within these sectors, we emphasized floating rate securities and generally hedged longer dated paper back to our duration target. (A hedge is an investment that is used specifically to reduce or cancel out the risk in another investment.)

Cautiously optimistic on US economy
We continue to believe the economy will recover to trend-like growth. The employment picture is healthy and we don’t believe the cooling housing market will cause the economy to go into a recession. While the economy appears to remain healthy, we will still continue to monitor concerns regarding inflation and all other economic indicators. Spread sectors continue to remain tight and opportunities are limited, although spreads are supported by healthy corporate balance sheets and consumer credit statistics. We expect to continue to favor the securitized sectors, in particular high quality asset-backed securities. Going forward, we will continue to utilize the flexibility of our investment approach as we pursue positive returns.

UBS Absolute Return Investment Grade Bond Relationship Fund

Average annual total return (unaudited)
	1 year	Inception
	ended	12/06/05* to
	12/31/06	12/31/06

UBS Absolute Return Investment Grade Bond Relationship Fund	6.34%	6.16%

US LIBOR 3-Month Index	5.36	5.31

Merrill Lynch US Treasury Notes & Bonds 0-3 Month Index	4.81	4.76

*	Performance inception date of UBS Absolute Return Investment Grade Bond Relationship Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS Absolute Return Investment Grade Bond Relationship Fund and the US LIBOR 3-Month Index and the Merrill Lynch US Treasury Notes & Bonds 0-3 Months Index

The graph depicts the performance of UBS Absolute Return Investment Grade Bond Relationship Fund versus the US LIBOR 3-Month Index and the Merrill Lynch US Treasury Notes & Bonds 0-3 Months Index from December 6, 2005, which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS Absolute Return Investment Grade Bond Relationship Fund

Top ten fixed income holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		Bonds
General Electric Capital Corp.		Us bonds
5.570%, due 01/08/16	2.9%	US corporate bonds
Merrill Lynch & Co., Inc.		Capital markets	6.81%
5.834%, due 01/15/15	2.4	Commercial banks	6.36
Morgan Stanley		Construction materials	0.98
5.854%, due 10/15/15	2.4	Consumer finance	1.85
Bank of America Corp.		Diversified financial services	10.12
5.704%, due 08/15/16	2.4	Household durables	0.69
Credit Suisse USA, Inc.		Multi-utilities	1.24
5.622%, due 04/12/13	2.4	Oil & gas	3.23
Goldman Sachs Group, Inc.		Thrifts & mortgage finance	1.45
5.964%, due 09/29/14	2.2
Citigroup, Inc.		Total US corporate bonds	32.73
5.623%, due 06/09/16	2.2	Asset-backed securities	30.32
Wachovia Bank NA		Collateralized debt obligations	5.70
5.690%, due 03/15/16	2.0	Commercial mortgage-backed securities	6.72
Saco I Trust, 05-8, Class M5		Mortgage & agency debt securities	16.77
6.100%, due 11/25/35	2.0
Wells Fargo & Co.		Total US bonds	92.24
5.576%, due 10/28/15	1.9	International bonds
		International corporate bonds	3.38
Total	22.8%	International collateralized debt obligation	0.42
		International commercial mortgage-backed securities	1.46

		Total international bonds	5.26

		Total bonds	97.50
		Short-term investments	2.69
		Options purchased	0.21

		Total investments	100.40
		Liabilities, In excess of cash and other assets	(0.40)

		Net assets	100.00%

UBS Absolute Return Investment Grade Bond Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Bonds — 97.50%			Carmax Auto Owner Trust, 04-1, Class D
US bonds — 92.24%			3.520%, due 11/15/10	$753,731	$744,746
US corporate bonds — 32.73%			Countrywide Asset-Backed Certificates,
Bank of America Corp.[1]			06-S9, Class A5
5.704%, due 08/15/16	$2,500,000	$2,508,942	5.871%, due 08/25/36	500,000	493,722
Bear Stearns Cos., Inc.[1]			First Auto Receivables Group Trust,
5.765%, due 11/21/16	2,000,000	2,003,608	03-2, Class A4, 144A
Citigroup, Inc.[1]			3.314%, due 09/15/10	959,680	951,192
5.623%, due 06/09/16	2,250,000	2,254,662	First Franklin Mortgage Loan Asset
Credit Suisse USA, Inc.[1]			Backed Certificates, 03-FFB, Class M2[2]
5.622%, due 04/12/13	2,500,000	2,505,438	8.350%, due 02/25/33	434,752	435,545
CRH America, Inc.			First Franklin Mortgage Loan Asset
6.000%, due 09/30/16	1,000,000	1,009,395	Backed Certificates, 05-FFA, Class M2[2]
DTE Energy Co.			5.475%, due 03/25/25	960,000	942,502
6.350%, due 06/01/16	750,000	779,090	Franklin Auto Trust, 05-1, Class C
Duke Capital LLC			5.440%, due 05/20/13	600,000	603,470
5.668%, due 08/15/14	500,000	498,647	GSAMP Trust, 06-S1, Class M3[2]
Enterprise Products Operating LP			6.100%, due 11/25/35	1,000,000	1,005,657
7.500%, due 02/01/11	750,000	799,830	GSAMP Trust, 06-S4, Class M7[2]
Fortune Brands, Inc.			7.520%, due 05/25/36	200,000	198,585
5.375%, due 01/15/16	750,000	711,157	GSAMP Trust, 06-S6, Class M5[2]
General Electric Capital Corp.[1]			7.000%, due 10/25/36	1,260,000	1,244,401
5.570%, due 01/08/16	3,000,000	3,001,653	Home Equity Mortgage Trust,
Goldman Sachs Group, Inc.[1]			06-4, Class M9[2]
5.964%, due 09/29/14	2,250,000	2,287,091	7.620%, due 11/25/36	700,000	692,285
HSBC Finance Corp.[1]			Home Equity Mortgage Trust,
5.724%, due 07/19/12	1,900,000	1,915,616	06-5, Class M7[2]
Kinder Morgan Energy Partners LP			6.420%, due 01/25/37	1,200,000	1,194,522
5.125%, due 11/15/14	1,000,000	952,398	Irwin Home Equity, 06-1, Class 2A2, 144A2
Merrill Lynch & Co., Inc.[1]			5.390%, due 09/25/35	1,500,000	1,488,501
5.834%, due 01/15/15	2,500,000	2,528,362	M&I Auto Loan Trust, 05-1, Class B
Morgan Stanley[1]			5.020%, due 07/20/12	1,630,000	1,621,545
5.854%, due 10/15/15	2,500,000	2,522,365	Merrill Lynch Mortgage Investors, Inc.,
Residential Capital LLC			05-SL2, Class B3[2]
5.850%, due 06/09/08[1]	400,000	399,159	7.350%, due 12/25/35	1,000,000	982,347
6.125%, due 11/21/08	1,500,000	1,507,431	Morgan Stanley Mortgage Loan Trust,
Valero Energy Corp.			06-10SL, Class M2[2]
6.875%, due 04/15/12	1,500,000	1,585,965	5.850%, due 08/25/36	800,000	800,296
Wachovia Bank NA1			Navistar Financial Corp.Owner Trust,
5.690%, due 03/15/16	2,050,000	2,058,678	04-B, Class C
Wells Fargo & Co.[1]			3.930%, due 10/15/12	544,649	527,699
5.576%, due 10/28/15	2,000,000	2,004,890	Nomura Asset Acceptance Corp.,
			06-S2, Class B1, 144A2
Total US corporate bonds (Cost $33,783,554)		33,834,377	6.520%, due 04/25/36	762,000	759,128
			Nomura Asset Acceptance Corp.,
Asset-backed securities — 30.32%			06-S5, Class M6, 144A2
Abacus Ltd., 06-13A, Class G 144A1			6.190%, due 10/25/36	1,945,000	1,945,000
6.150%, due 09/28/46	1,000,000	1,000,000	Pinnacle Capital Asset Trust,
ACE Securities Corp.,06-SL1, Class M5[2]			06-A, Class C, 144A
6.020%, due 09/25/35	1,000,000	992,360	5.770%, due 05/25/10	520,000	520,000
Banc of America Securities Auto Trust,			Saco I Trust, 05-WM2, Class B1[2]
06-G1, Class C			6.500%, due 07/25/35	1,500,000	1,484,581
5.510%, due 02/19/13	1,000,000	1,001,875	Saco I Trust, 06-4, Class B1[2]
Capital Auto Receivables Asset Trust,			6.550%, due 03/25/36	600,000	599,491
03-3, Class A4A			Saco I, Inc., 05-8, Class M5[2]
3.400%, due 08/15/08	1,250,000	1,239,251	6.100%, due 11/25/35	2,000,000	2,020,491
Capital Auto Receivables Asset Trust,			Structured Asset Securities Corp.,
04-2, Class C			05-S7, Class M9, 144A2
4.160%, due 01/15/10	1,000,000	984,285	7.850%, due 12/25/35	1,000,000	986,630

UBS Absolute Return Investment Grade Bond Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Superior Wholesale Inventory Financing,			Mortgage & agency debt securities — 16.77%
04-A9, Class CTFS, 144A1			Adjustable Rate Mortgage Trust,
5.600%, due 05/15/09	$800,000	$800,720	05-12, Class 2A1[1]
Terwin Mortgage Trust,			5.706%, due 03/25/36	$1,193,370	$1,197,081
06-1, Class 2M2, 144A2			Credit Suisse Mortgage Capital Certificates,
4.250%, due 01/25/37	1,250,000	1,189,125	06-TF2A, Class SVE, 144A1
Terwin Mortgage Trust,			5.900%, due 10/15/21	2,000,000	2,000,000
06-2HGS, Class A2, 144A1			First Horizon Alternative Mortgage Securities, Inc.,
4.500%, due 03/25/37	400,000	389,316	05-AA7, Class 2A1[1]
Washington Mutual Master Note Trust,			5.423%, due 09/25/35	1,116,647	1,113,908
06-C3A, Class C3A, 144A1			First Horizon Asset Securities, Inc.,
5.730%, due 10/15/13	1,500,000	1,499,985	06-AR1, Class 2A1[1]
			5.883%, due 05/25/36	1,768,456	1,785,336
Total asset-backed securities (Cost $31,248,769)		31,339,253	Holmes Master Issuer PLC,
			06-1A, Class 2C, 144A2
Collateralized debt obligations[3] — 5.70%			5.734%, due 07/15/40	1,300,000	1,300,000
Abacus Ltd., 06-17A, Class J1			Indymac Index Mortgage Loan Trust,
6.900%, due 12/28/47	1,500,000	1,500,000	06-AR3, Class 1A2[1]
Ansonia CDO Ltd., 06-1A, Class F			5.397%, due 12/25/36	1,419,350	1,406,931
6.755%, due 07/28/46	700,000	707,355	Merrill Lynch Floating Trust,
Black Diamond CLO Ltd.			06-1, ClassTM 144A1
6.053%, due 02/25/19	600,000	600,000	5.850%, due 06/15/22	1,200,000	1,200,000
Credit-Based Asset Servicing and Securitization			MLCC Mortgage Investors, Inc.,
CBO Ltd., 15A, Class B1			06-3, Class 2A2[1]
5.845%, due 02/16/41	1,500,000	1,491,094	6.127%, due 10/25/36	1,630,676	1,641,084
Duke Funding Ltd., 06-HG5A, Class C1			RAAC Series, 04-SP1, Class AI4[1]
6.620%, due 07/03/50	212,000	212,000	5.285%, due 08/25/27	1,500,000	1,480,634
Greywolf CLO Ltd., 07-1A, Class C1			RAAC Series, 06-RP1, Class M4, 144A2
6.060%, due 02/18/21	600,000	600,000	7.225%, due 10/25/45	418,287	415,934
LNR CDO Ltd., 06-1A, Class FFX			Residential Accredit Loans, Inc.,
7.592%, due 05/28/43	600,000	620,100	05-QS13, Class 1A6
Taberna Preferred Funding Ltd.,			5.500%, due 09/25/35	1,144,823	1,133,154
06-5A, Class A3[1]			Wells Fargo Mortgage Backed Securities Trust,
6.818%, due 08/05/36	160,000	160,000	05-AR2, Class 3A1[1]
			4.939%, due 03/25/35	1,329,145	1,291,347
Total collateralized debt obligations			Wells Fargo Mortgage Backed Securities Trust,
(Cost $5,878,324)		5,890,549	06-AR1, Class 2A2[1]
			5.561%, due 03/25/36	1,384,057	1,369,351
Commercial mortgage-backed securities — 6.72%
Banc of America Large Loan,			Total mortgage & agency debt securities
06-LAQ, Class H 144A1			(Cost $17,372,867)		17,334,760
6.030%, due 02/09/21	500,000	500,613
Bear Stearns Commercial Mortgage Securities,			Total US bonds (Cost $95,261,378)		95,344,910
02-FL1A, Class B, 144A1
5.672%, due 08/03/14	627,780	627,780	International bonds — 5.26%
Bear Stearns Commercial Mortgage Securities,			International corporate bonds — 3.38%
05-LXR1, Class G, 144A1			Cayman Islands — 2.42%
6.300%, due 09/15/18	1,300,000	1,300,628	Preferred Term Securities XXIV Ltd., 144A1
Commercial Mortgage Pass-Through Certificates,			6.400%, due 03/22/37	1,000,000	998,750
06-CN2A, Class G, 144A1			Transocean, Inc.[1]
5.570%, due 02/05/19	1,500,000	1,500,000	5.566%, due 09/05/08	1,500,000	1,500,905
Host Marriott Pool Trust,
99-HMTA, Class C, 144A					2,499,655
7.730%, due 08/03/15	1,440,000	1,518,320
TW Hotel Funding 2005 LLC,			Kazakstan — 0.50%
05-LUX, Class K, 144A1			Kazkommerts International BV, 144A
6.550%, due 01/15/21	1,500,000	1,498,630	8.000%, due 11/03/15	500,000	520,000

Total commercial mortgage-backed securities			Luxembourg — 0.46%
(Cost $6,977,864)		6,945,971	Telecom Italia Capital S.A.
			5.250%, due 11/15/13	500,000	476,744

			Total international corporate bonds (Cost $3,493,416)		3,496,399

UBS Absolute Return Investment Grade Bond Relationship Fund—Schedule of investments

December 31, 2006

	Face			Number
	amount	Value		of contracts	Value

International asset-backed security — 1.46%			Options purchased — 0.21%[6]
United Kingdom — 1.46%			Call options — 0.02%
Arkle Master Issuer PLC,			5 Year US Treasury Note Futures,
06-1A, Class 4C, 144A2			expiration February 2007 strike @ 105.5	85	$25,234
5.847%, due 02/17/52 (Cost $1,500,000)	$1,500,000	$1,499,766
			Put options — 0.19%
International collateralized debt obligation — 0.42%			90 Day Euro Futures, strike @ 94.25, expiration
Cayman Islands — 0.42%			June 2007	369	9,225
MM Community Funding II Ltd.[1,3]			90 Day Euro Futures, strike @ 94.75, expiration
7.554%, due 12/15/31 (Cost $440,505)	431,610	437,566	June 2007	369	119,925
			5 Year US Treasury Note Futures,
Total international bonds (Cost $5,433,921)		5,433,731	expiration February 2007 strike @ 105.5	85	62,422

Total bonds ($100,695,299)		100,778,641			191,572

	Shares		Total options purchased (Cost $217,401)		216,806

Short-term investments — 2.69%			Total investments — 100.40%
Investment company* — 2.55%			(Cost $103,697,870)		103,780,599
UBS U.S. Cash Management Prime			Liabilities, In excess of cash and other assets		(409,354)
Relationship Fund, yield of 5.34%[4]
(Cost $2,640,230)	2,640,230	2,640,230	Net assets — 100.00%		$103,371,245

	Face
	amount

US government obligation — 0.14%
US Treasury Bills,[4,5]
yield of 5.01%, due 01/04/07
(Cost $144,940)	$145,000	144,922

Total short-term investments
(Cost $2,785,170)		2,785,152

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $103,697,870; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$279,769
Gross unrealized depreciation	(197,040)

Net unrealized appreciation	$82,729

1	Floating rate securities — The interest rates shown are the current rates as of December 31, 2006.
2	Step Bonds — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, that represent $6,328,115 or 6.12% of net assets as of December 31, 2006 are considered illiquid and restricted.
4	Interest rate reflects yield at December 31, 2006.
5	This security was pledged to cover margin requirements for futures contracts.
6	Non-income producing securities.
*	Investment in affiliated mutual fund.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $26,410,018 or 25.55% of net assets.
CBO	Collateralized Bond Obligations
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
GSAMP	Goldman Sachs Mortgage Securities Corp.
MLCC	Merrill Lynch Credit Corp.
RAAC	Redevelopment Authority of Allegheny County.

UBS Absolute Return Investment Grade Bond Relationship Fund—Schedule of investments

December 31, 2006

Restricted securities
			Acquisition
			cost as a	Market	Market
	Acquisition	Acquisition	percentage of	value as of	value as a
Securities	dates	cost	net assets	12/31/06	percentage

Abacus Ltd., 06-17A, Class J
6.900%, due 12/28/47	12/07/06	$1,500,000	1.45%	$1,500,000	1.45%
Ansonia CDO Ltd., 06-1A, Class F
6.755%, due 07/28/46	10/25/06	699,978	0.68	707,355	0.68
Black Diamond CLO Ltd.,
6.053%, 02/25/19	12/22/06	600,000	0.58	600,000	0.58
Credit-Based Asset Servicing and
Securitization CBO Ltd., 15 A, Class B
5.845%, due 02/16/41	01/25/06	1,500,000	1.45	1,491,094	1.44
Duke Funding Ltd., 06-HG5A, Class C
6.620%, due 07/03/50	05/26/06	212,000	0.21	212,000	0.21
Greywolf CLO Ltd., 07-1A, Class C
6.060%, due 02/18/21	12/12/06	600,000	0.58	600,000	0.58
LNR CDO Ltd., 06-1A, Class FFX
7.592%, due 05/28/43	11/03/06	610,346	0.59	620,100	0.60
MM Community Funding II Ltd.
7.554%, due 12/15/31	01/25/06	440,505	0.43	437,566	0.42
Taberna Preferred Funding Ltd., 06-5A, Class A3
6.818%, due 08/05/36	05/26/06	156,000	0.15	160,000	0.16

		$6,318,829	6.12%	$6,328,115	6.12%

Future contracts
UBS Absolute Return Investment Grade Bond Relationship Fund had the following open futures contracts as of December 31, 2006:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	proceeds	Value	(depreciation)

US treasury note futures buy contracts:
2 Year US Treasury Notes, 50 contracts	March 2007	$10,236,126	$10,201,563	$(34,563)
5 Year US Treasury Notes, 20 contracts	March 2007	2,102,575	2,101,250	(1,325)

US treasury note futures sale contracts:
10 Year US Treasury Notes, 5 contracts	March 2007	541,622	537,344	4,278
Currency futures sale contracts:
Eurodollar, 2 contracts	March 2007	473,580	473,400	180
Eurodollar, 2 contracts	June 2007	474,292	473,850	442
Eurodollar, 2 contracts	December 2007	476,393	475,250	1,143
Eurodollar, 2 contracts	September 2007	475,768	474,575	1,193

Total net unrealized depreciation on futures contracts				$(28,652)

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2006 was $144,922.

Put options written

	Expiration	Premiums
	date	received	Value

90 Day Euro Futures, 739 contracts, strike @ 94.50,	June 2007	$52,944	$64,663

76	See accompanying notes to financial statements.

UBS Corporate Bond Relationship Fund

For the fiscal year ended December 31, 2006, UBS Corporate Bond Relationship Fund (the “Fund”) returned 5.88%. For purposes of comparison, the Lehman Brothers US Credit Index (the “Index”) returned 4.26% during the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The key driver of the Fund’s performance during the reporting period was issue selection.

Bottom-up research continues to add value
2006 was a challenging year for the fixed income market, as investors sought to interpret conflicting economic data, robust employment figures, vacillating consumer confidence, a weakening housing market and slower but still positive growth in gross domestic product (or GDP—the market value of all goods and services produced within a country in a given period of time). While the broad market, as measured by the Lehman Brothers Aggregate Bond Index, ended the first six months relatively flat, it came back and finished the year up 4.33%.

Corporate bonds kept pace with the broad market. Most of the corporate market’s gains were realized in the second half of the year, with the Index returning 5.91% for the six months ended December 31, 2006. Financials and industrials were among the best performing sectors over the reporting period and lower quality issues outperformed their higher quality counterparts. This trend provides further evidence of investors’ increasing risk tolerance in pursuit of incremental returns given the relatively low interest rate environment.

Capitalizing on individual security selection
In our view, corporate bonds were generally overvalued during the fiscal year. As spreads—the difference in yield between similarly dated bonds—tightened, we did not feel that investors were being adequately compensated for taking on additional risk. Our strategy in this environment was to focus on issue selection. Specifically, we relied on our in-depth research to identify what we considered to be attractive issues that we believed were selling for less than their intrinsic value.

Together, long-term holdings GMAC and Ford Motor Credit made a significant contribution to the Fund’s performance during the fiscal year.

In terms of duration, we focused our exposure in the three- to seven-year area of the yield curve. While portfolio construction is primarily a result of issue selection, our analysis indicated that securities in this area of the curve were more attractively valued than those in the longer portion of the yield curve.

With respect to credit quality, the Fund invests in investment grade issues. During the period, which, as we’ve already mentioned, was characterized by an environment in which spreads were relatively tight, we looked to pick up yield by selectively trading out of lower-rated credit issues and into higher-rated ones.

Positive outlook for the economy
Throughout 2006, the yield curve moved between very flat and inverted (when short-term interest rates are higher than long-term rates). At the end of the fiscal year, the yield available from two- and 10-year Treasuries was 4.82% and 4.71%, respectively. Historically, an inverted yield curve has often been a precursor to a recession. We do not think this is the case today. In our view, the US economy has slowed, but will continue to grow near its historical average in 2007. As a result, we expect to maintain our disciplined investment strategy and to continue to pursue opportunities at the issue level.

UBS Corporate Bond Relationship Fund

Average annual total return (unaudited)
	1 year	Inception
	ended	09/15/03* to
	12/31/06	12/31/06

UBS Corporate Bond Relationship Fund	5.88%	5.05%

Lehman Brothers US Credit Index	4.26	4.23

*	Inception date of UBS Corporate Bond Relationship Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS Corporate Bond Relationship Fund and the Lehman Brothers US Credit Index

The graph depicts the performance of UBS Corporate Bond Relationship Fund versus the Lehman Brothers US Credit Index from September 15, 2003, which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS Corporate Bond Relationship Fund

Top ten fixed income holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		Bonds
Ford Motor Credit Co.		US bonds
5.800%, due 01/12/09	8.3%	US corporate bonds
General Electric Capital Corp.		Aerospace & defense	0.39%
6.000%, due 06/15/12	4.2	Auto components	0.68
DaimlerChrysler N.A. Holding Corp.		Automobiles	3.78
4.050%, due 06/04/08	3.8	Beverages	0.61
Goldman Sachs Group, Inc.		Capital markets	7.79
6.875%, due 01/15/11	3.5	Chemicals	0.83
International Lease Finance Corp.		Commercial banks	10.84
3.500%, due 04/01/09	3.1	Commercial services & supplies	0.55
Morgan Stanley		Construction materials	0.57
6.750%, due 04/15/11	3.1	Consumer finance	16.89
Citigroup, Inc.		Diversified financial services	11.82
5.000%, due 09/15/14	2.9	Diversified telecommunication services	4.35
Comcast Cable Communications, Inc.		Electric utilities	1.71
6.750%, due 01/30/11	2.4	Food & staples retailing	0.41
Wells Fargo Bank N.A.		Food products	0.88
6.450%, due 02/01/11	2.3	Health care providers & services	0.88
Bank One Corp.		Household durables	1.69
7.875%, due 08/01/10	2.2	Insurance	1.14
		Media	3.44
Total	35.8%	Multi-utilities & unregulated power	4.39
		Oil & gas	5.07
		Personal products	0.46
		Pharmaceuticals	3.60
		Real estate	1.59
		Road & rail	0.75
		Thrifts & mortgage finance	5.82
		Wireless telecommunication services	0.55

		Total US corporate bonds	91.48
		US government obligations	0.16

		Total US bonds	91.64
		International bonds
		International corporate bonds
		Aerospace & defense	0.30
		Beverages	0.66
		Commercial banks	1.45
		Diversified telecommunication services	1.79
		Energy equipment & services	0.57
		Oil & gas	0.60

		Total international corporate bonds	5.37
		Sovereign/supranational bond	0.80

		Total international bonds	6.17
		Total bonds	97.81
		Short-term investment	0.63

		Total investments	98.44
		Cash and other assets, less liabilities	1.56

		Net assets	100.00%

UBS Corporate Bond Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Bonds — 97.81%			Ford Motor Credit Co.
US bonds — 91.64%			5.800%, due 01/12/09	$37,945,000	$37,256,033
US corporate bonds — 91.48%			Fortune Brands, Inc.
Abbott Laboratories, Inc.			5.375%, due 01/15/16	7,995,000	7,580,931
5.600%, due 05/15/11	$2,325,000	$2,357,108	General Electric Capital Corp.
Allergan, Inc.			6.000%, due 06/15/12	18,025,000	18,658,957
5.750%, due 04/01/16	6,765,000	6,841,634	6.750%, due 03/15/32	4,600,000	5,268,279
American General Finance Corp.			General Motors Acceptance Corp.
5.375%, due 10/01/12	2,385,000	2,378,389	6.875%, due 09/15/11	6,365,000	6,528,568
AT&T Corp.			Goldman Sachs Group, Inc.
8.000%, due 11/15/31	4,025,000	4,993,729	6.875%, due 01/15/11	14,700,000	15,560,994
AvalonBay Communities, Inc. REIT			HSBC Bank USA N.A.
7.500%, due 08/01/09	1,295,000	1,362,807	5.625%, due 08/15/35	5,525,000	5,323,238
Avon Products, Inc.			HSBC Finance Corp.
7.150%, due 11/15/09	1,955,000	2,046,635	6.750%, due 05/15/11	6,825,000	7,223,170
Bank of America Corp., 144A			ICI Wilmington, Inc.
5.420%, due 03/15/17	9,600,000	9,525,648	4.375%, due 12/01/08	3,790,000	3,718,703
Bank One Corp.			International Lease Finance Corp.
7.875%, due 08/01/10	9,125,000	9,897,988	3.500%, due 04/01/09	14,575,000	14,020,028
BellSouth Corp.			John Deere Capital Corp.
6.550%, due 06/15/34	2,500,000	2,562,807	7.000%, due 03/15/12	1,900,000	2,033,258
Bristol-Myers Squibb Co.			Johnson Controls, Inc.
5.875%, due 11/15/36	2,740,000	2,696,237	5.500%, due 01/15/16	3,100,000	3,039,525
Burlington Northern Santa Fe Corp.			JPMorgan Chase & Co.
7.082%, due 05/13/29	1,375,000	1,554,853	5.150%, due 10/01/15	3,150,000	3,091,133
C.S. First Boston USA, Inc.			Kinder Morgan Energy Partners LP
6.500%, due 01/15/12	4,925,000	5,175,830	5.125%, due 11/15/14	5,125,000	4,881,040
Capital One Financial Corp.			5.800%, due 03/15/35	6,925,000	6,293,018
5.500%, due 06/01/15	6,210,000	6,205,721	Kraft Foods, Inc.
Cisco Systems, Inc.			5.625%, due 11/01/11	3,900,000	3,941,453
5.500%, due 02/22/16	2,280,000	2,281,455	Kroger Co.
Citigroup, Inc.			7.500%, due 04/01/31	860,000	965,253
5.000%, due 09/15/14	13,250,000	12,937,260	Lockheed Martin Corp.
5.625%, due 08/27/12	7,975,000	8,090,390	6.150%, due 09/01/36	1,650,000	1,733,554
Comcast Cable Communications, Inc.			MBNA Corp.
6.750%, due 01/30/11	10,250,000	10,739,837	7.500%, due 03/15/12	2,575,000	2,820,640
Coors Brewing Co.			Metlife, Inc.
6.375%, due 05/15/12	2,625,000	2,716,387	5.000%, due 11/24/13	4,100,000	4,011,821
CRH America, Inc.			6.400%, due 12/15/36[1]	1,095,000	1,100,045
6.000%, due 09/30/16	2,500,000	2,523,488	Morgan Stanley
DaimlerChrysler N.A. Holding Corp.			5.375%, due 10/15/15	2,575,000	2,551,969
4.050%, due 06/04/08	17,300,000	16,930,420	6.750%, due 04/15/11	12,950,000	13,687,787
Devon Financing Corp. ULC			New Cingular Wireless Services, Inc.
6.875%, due 09/30/11	2,570,000	2,717,564	8.750%, due 03/01/31	1,900,000	2,469,174
7.875%, due 09/30/31	1,015,000	1,221,173	News America, Inc.
Dominion Resources, Inc., Series B			6.200%, due 12/15/34	2,700,000	2,606,080
5.950%, due 06/15/35	2,700,000	2,654,451	Pacific Gas & Electric Co.
DTE Energy Co.			6.050%, due 03/01/34	2,450,000	2,471,009
6.350%, due 06/01/16	2,720,000	2,825,498	PPL Energy Supply LLC
Duke Capital LLC			6.000%, due 12/15/36	1,800,000	1,735,785
5.668%, due 08/15/14	2,670,000	2,662,775	6.400%, due 11/01/11	3,325,000	3,442,249
Enterprise Products Operating L.P., Series B			Prologis REIT
6.875%, due 03/01/33	2,500,000	2,610,410	5.625%, due 11/15/15	2,700,000	2,686,692
EOP Operating LP			PSEG Power LLC
7.250%, due 06/15/28	2,810,000	3,079,451	6.950%, due 06/01/12	6,915,000	7,310,476
Erac USA Finance Co.,144A			Residential Capital LLC.
8.000%, due 01/15/11	1,660,000	1,810,253	6.125%, due 11/21/08	7,040,000	7,074,876
Exelon Generation Co. LLC			6.375%, due 06/30/10	3,500,000	3,540,733
5.350%, due 01/15/14	4,295,000	4,206,914	Safeway, Inc.
			7.250%, due 02/01/31	805,000	873,771

UBS Corporate Bond Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Sprint Capital Corp.			Cayman Islands — 0.57%
8.750%, due 03/15/32	$5,000,000	$6,018,055	Transocean, Inc.
Teva Pharmaceutical Finance LLC			7.500%, due 04/15/31	$2,265,000	$2,563,547
5.550%, due 02/01/16	2,095,000	2,048,543
Time Warner, Inc.			Luxembourg — 1.79%
7.625%, due 04/15/31	1,835,000	2,049,990	Telecom Italia Capital S.A.
U.S. Bank N.A.			5.250%, due 11/15/13	4,025,000	3,837,794
6.375%, due 08/01/11	2,400,000	2,505,338	6.375%, due 11/15/33	4,400,000	4,157,243
Valero Energy Corp.
7.500%, due 04/15/32	4,350,000	4,962,924			7,995,037
Verizon New York, Inc., Series B
7.375%, due 04/01/32	3,500,000	3,613,792	Netherlands — 0.40%
Wachovia Bank N.A.			Kazkommerts International BV, 144A
7.800%, due 08/18/10	5,150,000	5,539,608	8.000%, due 11/03/15	1,700,000	1,768,000
Washington Mutual Bank
5.500%, due 01/15/13	5,500,000	5,477,345	United Kingdom — 1.71%
Washington Mutual Preferred			Abbey National PLC
Funding Delaware, 144A1,2			7.950%, due 10/26/29	1,850,000	2,342,472
6.534%, due 03/15/11	4,500,000	4,448,250	Royal Bank of Scotland Group PLC[2]
Washington Mutual, Inc.			9.118%, due 03/31/10	2,165,000	2,398,465
5.625%, due 01/15/07	5,525,000	5,525,330	SABMiller PLC, 144A
Waste Management, Inc.			6.500%, due 07/01/16	2,805,000	2,925,968
7.375%, due 08/01/10	2,325,000	2,473,119
WellPoint, Inc.					7,666,905
5.850%, due 01/15/36	4,055,000	3,939,214
Wells Fargo Bank N.A.			Total international corporate bonds
5.950%, due 08/26/36	5,300,000	5,424,232	(Cost $24,325,309)		24,032,145
6.450%, due 02/01/11	9,900,000	10,338,728
Wyeth
5.500%, due 03/15/13	2,225,000	2,239,396	Sovereign/supranational bond — 0.80%
			Pemex Project Funding Master Trust
Total US corporate bonds (Cost $409,581,112)		409,711,218	8.000%, due 11/15/11
			(Cost $3,509,727)	3,250,000	3,583,125
US government obligations — 0.16%
US Treasury Bond			Total international bonds (Cost $27,835,036)		27,615,270
4.500%, due 02/15/36
(Cost $719,507)	745,000	708,449	Total bonds (Cost $438,135,655)		438,034,937

Total US bonds (Cost $410,300,619)		410,419,667		Shares

International bonds — 6.17%			Short-term investment — 0.63%
International corporate bonds — 5.37%			Other* — 0.63%
Canada — 0.90%			UBS Supplementary Trust —
Anadarko Finance Co., Series B			U.S. Cash Management Prime Fund,
6.750%, due 05/01/11	2,575,000	2,699,156	yield of 5.35%[3] (Cost $2,824,548)	2,824,548	2,824,548
Bombardier, Inc.,144A
6.300%, due 05/01/14	1,425,000	1,339,500	Total investments — 98.44%
			(Cost $440,960,203)		440,859,485
		4,038,656	Cash and other assets, less liabilities — 1.56%		7,001,567

			Net assets 100.00%		$447,861,052

UBS Corporate Bond Relationship Fund—Schedule of investments

December 31, 2006

Notes to schedule of investments

Aggregate cost for federal income tax purposes was $440,960,203; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,509,111
Gross unrealized depreciation	(4,609,829)

Net unrealized depreciation	$(100,718)

1	Floating rate securities — The interest rates shown are the current rates as of December 31, 2006.
2	Perpetual bond security. The maturity date reflects the next call date.
3	Interest rate reflects yield at December 31, 2006.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $21,817,619 or 4.87% of net assets.
REIT	Real Estate Investment Trust.
*	Investment in affiliated mutual fund.

82	See accompanying notes to financial statements.

UBS High Yield Relationship Fund

For the fiscal year ended December 31, 2006, UBS High Yield Relationship Fund (the “Fund”) returned 10.92% compared to the 10.62% return of the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund generated a solid return during the reporting period, outperforming its benchmark index. The primary driver of outperformance was good security selection, especially in the automotive and chemical sectors.

Strategy guided by market valuations
The high yield bond market enjoyed a strong start in 2006, supported by US economic growth, robust corporate earnings, high market liquidity and low default rates. The market took a sudden downturn in May, but recovered quickly when the Federal Reserve Board (the “Fed”) paused its tightening cycle. Two more quarters of steady corporate profit growth followed, and the market ended 2006 with surprisingly good results. All of the industry sectors in the Index posted gains for the year. In terms of credit quality, CCC-rated bonds and the distressed sector reported the highest returns.

Technical aspects were also strong in 2006. Market outflows early in the period were easily forgotten as the market absorbed a record amount of new issuance in the fourth quarter, with 62 deals worth $122 billion. Many of these emanated from leveraged buyouts and merger activities earlier in the year, and may decrease the quality of total issuance.

We took an increasingly cautious approach over the period. In our opinion, the high yield market was overvalued and poised for a slowdown, with a commensurate increase in credit spreads. As a result, we shortened our duration relative to the Index, and increased our position in BB-rated securities at the expense of CCC-rated securities. This defensive stance hurt the Fund’s relative performance.

A risk-managed approach to portfolio construction
In constructing the portfolio, we combine industry views with the relative value of companies, diversifying securities by issuer and industry within a risk-managed framework. This approach led us to significantly overweight autos and suppliers, the best performing area of the market during the fiscal year. The sector benefited from positive investor sentiment toward GMAC’s spin-off from General Motors, as well as restructuring news from Ford. The Fund’s performance was also helped by strong issue selection in this area.

The Fund’s underweight to healthcare also contributed to relative returns. Healthcare was the worst performing industry over the reporting period, with the leveraged buyout of HCA causing spreads in the sector to widen.

Disappointing issue selection in food, beverage and tobacco hindered relative performance, as did issue selection and an underweight in cable television. The Fund’s cash holdings also detracted from returns.

Positioned for changing market conditions
Current spreads have priced in continued economic growth, low default rates and a Fed short-term interest rate cut in 2007. While all this may be plausible, we consider it an optimistic view. Spreads are near their historic low and we expect to see them increase in 2007. We believe the portfolio is well-positioned for this market change.

UBS High Yield Relationship Fund

Average annual total return (unaudited)
	1 year	5 years	10 years
	ended	ended	ended
	12/31/06	12/31/06	12/31/06

UBS High Yield Relationship Fund	10.92%	9.08%	5.56%

Merrill Lynch US High Yield Cash Pay Constrained Index	10.62	9.89	6.85

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS High Yield Relationship Fund and the Merrill Lynch US High Yield Cash Pay Constrained Index

The graph depicts the performance of UBS High Yield Relationship Fund versus the Merrill Lynch US High Yield Cash Pay Constrained Index over the 10 years ended December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS High Yield Relationship Fund

Top ten fixed income holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		Bonds
Ford Motor Credit Co.		US bonds
7.375%, due 10/28/09	2.3%	US corporate bonds
GSC Holdings Corp.		Aerospace/defense	1.20%
8.000%, due 10/01/12	1.5	Auto loans	3.61
General Motors Corp.		Auto parts & equipment	2.21
7.200%, due 01/15/11	1.4	Automotive	1.43
General Motors Acceptance Corp. LLC		Building & construction	0.44
7.250%, due 03/02/11	1.4	Building materials	3.31
AK Steel Corp.		Chemicals	4.17
7.750%, due 06/15/12	1.3	Computers & peripherals	0.45
CSC Holdings, Inc., Series B		Construction & engineering	0.51
8.125%, due 07/15/09	1.2	Consumer-products	3.34
Montell Finance Co. BV		Diversified capital markets	0.19
8.100%, due 03/15/27	1.1	Diversified financial services	0.50
Ingles Markets, Inc.		Electric-generation	2.07
8.875%, due 12/01/11	1.1	Electric-integrated	0.56
Intelsat Subsidiary Holding Co. Ltd.		Electronics	0.49
8.625%, due 01/15/15	1.1	Food & drug retailers	1.50
Deluxe Corp.		Food-wholesale	2.75
5.000%, due 12/15/12	1.1	Gaming	5.83
		Gas distribution	1.73
Total	13.5%	Health services	3.49
		Hotels, restaurants & leisure	1.04
		Independent power producers & energy traders	1.59
		Integrated telecommunication services	3.12
		Media	2.12
		Media-broadcast	3.18
		Media-cable	2.56
		Metals/mining excluding steel	3.13
		Non-food & drug retailers	4.65
		Office equipment	1.42
		Oil refining & marketing	2.04
		Packaging	1.21
		Paper & forest products	3.10
		Personal products	0.23
		Printing & publishing	4.42
		Restaurants	1.99
		Road & rail	0.79
		Semiconductors & semiconductor equipment	0.96
		Software	0.73
		Support-services	1.31
		Telecommunications services	0.60
		Textiles, apparel & luxury goods	1.22
		Tobacco	0.88
		Transportation excluding air/rail	0.80
		Wireless telecommunication services	1.80

		Total US corporate bonds	84.67
		Asset-backed securities	0.47

		Total US bonds	85.14

UBS High Yield Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets
As of December 31, 2006

International bonds
International corporate bonds
Building materials	0.17%
Chemicals	2.42
Electronic equipment & instruments	0.49
Integrated telecommunication	1.06
Media-diversified	0.48
Oil & gas	0.44
Oil field equipment & services	0.90
Paper & forest products	2.16
Printing & publishing	1.01

Total international corporate bonds	9.13
Total bonds	94.27
Equities	0.00	†
Warrants	0.00	†
Short-term investment	3.82

Total investments	98.09
Cash and other assets, less liabilities	1.91

Net assets	100.00%

† Amount represents less than 0.005%

UBS High Yield Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Bonds — 94.27%			Cincinnati Bell, Inc.
Us bonds — 85.14%			8.375%, due 01/15/14	$1,000,000	$1,027,500
US corporate bonds — 84.67%			Circus & Eldorado Joint Venture Corp.
AAC Group Holding Corp.[1]			10.125%, due 03/01/12	500,000	525,000
0.000%, due 10/01/12	$1,000,000	$875,000	Citizens Communications Co.
Activant Solutions, Inc., 144A			9.000%, due 08/15/31	1,100,000	1,193,500
9.500%, due 05/01/16	250,000	232,500	Clarke American Corp.
Advanstar Communications, Inc.			11.750%, due 12/15/13	625,000	668,750
10.750%, due 08/15/10	550,000	591,938	CMP Susquehanna Corp., 144A
Affinion Group, Inc.			9.875%, due 05/15/14	750,000	746,250
10.125%, due 10/15/13	600,000	636,000	Collins & Aikman Floor Cover, Series B
Ahern Rentals, Inc.			9.750%, due 02/15/10	500,000	511,250
9.250%, due 08/15/13	625,000	651,563	Comstock Resources, Inc.
Ainsworth Lumber Co. Ltd.			6.875%, due 03/01/12	750,000	727,500
7.250%, due 10/01/12	1,425,000	1,122,187	Cooper-Standard Automotive, Inc.
AK Steel Corp.			8.375%, due 12/15/14	1,000,000	787,500
7.750%, due 06/15/12	1,575,000	1,586,812	CSC Holdings, Inc., Series B
American Cellular Corp., Series B			8.125%, due 07/15/09	1,500,000	1,554,375
10.000%, due 08/01/11	1,250,000	1,321,875	8.125%, due 08/15/09	200,000	207,250
American Rock Salt Co. LLC			Da-Lite Screen Co., Inc.
9.500%, due 03/15/14	800,000	824,000	9.500%, due 05/15/11	625,000	650,000
Ameripath, Inc.			Deluxe Corp.
10.500%, due 04/01/13	900,000	974,250	5.000%, due 12/15/12	1,550,000	1,344,625
AmeriQual Group LLC, 144A			Dole Food Co., Inc.
9.500%, due 04/01/12	875,000	910,000	8.875%, due 03/15/11	1,075,000	1,058,875
ArvinMeritor, Inc.			Dycom Industries, Inc.
8.125%, due 09/15/15	1,250,000	1,232,812	8.125%, due 10/15/15	700,000	724,500
Ashtead Capital, Inc. 144A			Dynegy Holdings, Inc.
9.000%, due 08/15/16	300,000	321,000	8.375%, due 05/01/16	800,000	840,000
Atlas Pipeline Partners LP			Easton-Bell Sports, Inc.
8.125%, due 12/15/15	1,000,000	1,027,500	8.375%, due 10/01/12	1,250,000	1,221,875
Baker & Taylor, Inc., 144A			Energy Partners Ltd.
11.500%, due 07/01/13	425,000	436,156	8.750%, due 08/01/10	525,000	539,438
BE Aerospace, Inc., Series B			FastenTech, Inc.
8.875%, due 05/01/11	500,000	517,500	11.500%, due 05/01/11	1,100,000	1,157,750
Berry Plastics Holding Corp., 144A			Ford Motor Credit Co.
8.875%, due 09/15/14	425,000	431,375	7.375%, due 10/28/09	2,875,000	2,881,124
Brookstone Co., Inc.			Freescale Semiconductor, Inc., 144A
12.000%, due 10/15/12	300,000	293,250	8.875%, due 12/15/14	1,225,000	1,220,406
Buckeye Technologies, Inc.			General Motors Acceptance Corp. LLC
8.000%, due 10/15/10	1,150,000	1,150,000	7.250%, due 03/02/11	1,650,000	1,715,891
Cadmus Communications Corp.			General Motors Corp.
8.375%, due 06/15/14	1,275,000	1,268,625	7.200%, due 01/15/11	1,875,000	1,818,750
Caesars Entertainment, Inc.			Georgia Gulf Corp., 144A
8.125%, due 05/15/11	650,000	680,063	9.500%, due 10/15/14	275,000	268,125
Carriage Services, Inc.			Giant Industries, Inc.
7.875%, due 01/15/15	1,150,000	1,124,125	11.000%, due 05/15/12	309,000	331,403
Cellu Tissue Holdings, Inc.			Glatfelter
9.750%, due 03/15/10	1,100,000	1,086,250	7.125%, due 05/01/16	225,000	226,125
Century Aluminum Co.			Gregg Appliances, Inc.
7.500%, due 08/15/14	750,000	760,313	9.000%, due 02/01/13	875,000	835,625
Cenveo Corp.			GSC Holdings Corp.
7.875%, due 12/01/13	550,000	528,000	8.000%, due 10/01/12	1,800,000	1,881,000
Chattem, Inc.			Gulfmark Offshore, Inc.
7.000%, due 03/01/14	300,000	295,500	7.750%, due 07/15/14	1,000,000	1,020,000
Chemtura Corp.			HCA, Inc., 144A
6.875%, due 06/01/16	475,000	457,188	9.125%, due 11/15/14	300,000	320,625
Chukchansi Economic Development Authority, 144A			9.250%, due 11/15/16	300,000	321,375
8.000%, due 11/15/13	775,000	805,031

UBS High Yield Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Hercules, Inc.			Petro Stopping Centers LP
6.500%, due 06/30/29	$500,000	$427,500	9.000%, due 02/15/12	$1,175,000	$1,216,125
Inergy LP/ Inergy Finance Corp.			Pinnacle Foods Group, Inc.
8.250%, due 03/01/16	1,125,000	1,181,250	8.250%, due 12/01/13	750,000	767,812
Ingles Markets, Inc.			Pokagon Gaming Authority, 144A
8.875%, due 12/01/11	1,350,000	1,407,375	10.375%, due 06/15/14	700,000	766,500
Insight Communications Co., Inc.[1]			PolyOne Corp.
12.250%, due 02/15/11	550,000	576,125	10.625%, due 05/15/10	850,000	901,000
Interface, Inc.			Poster Financial Group, Inc.
10.375%, due 02/01/10	1,000,000	1,105,000	8.750%, due 12/01/11	750,000	778,125
Jacobs Entertainment, Inc.			Prestige Brands, Inc.
9.750%, due 06/15/14	1,250,000	1,268,750	9.250%, due 04/15/12	1,000,000	1,020,000
Jacuzzi Brands, Inc.			Psychiatric Solutions, Inc.
9.625%, due 07/01/10	809,000	859,562	7.750%, due 07/15/15	900,000	897,750
Jafra Cosmetics International, Inc.			Qwest Communications International, Inc.
10.750%, due 05/15/11	450,000	480,938	7.250%, due 02/15/11	1,000,000	1,022,500
Kansas City Southern Railway Co.			R.H. Donnelley Corp.
7.500%, due 06/15/09	1,000,000	1,008,750	8.875%, due 01/15/16	1,100,000	1,155,000
Land O’ Lakes, Inc.			Rafaella Apparel Group, Inc., 144A
8.750%, due 11/15/11	225,000	234,000	11.250%, due 06/15/11	559,000	570,180
Landry’s Restaurants, Inc., Series B			Restaurant Co.
7.500%, due 12/15/14	1,000,000	977,500	10.000%, due 10/01/13	850,000	800,062
Levi Strauss & Co.			Reynolds American, Inc.
12.250%, due 12/15/12	1,150,000	1,279,375	7.250%, due 06/01/13	1,075,000	1,117,458
LIN Television Corp., Series B			River Rock Entertainment Authority
6.500%, due 05/15/13	900,000	857,250	9.750%, due 11/01/11	1,000,000	1,060,000
Mediacom LLC			Rockwood Specialties Group, Inc.
9.500%, due 01/15/13	1,100,000	1,133,000	10.625%, due 05/15/11	488,000	519,720
Midwest Generation LLC			Sally Holdings LLC, 144A
8.750%, due 05/01/34	725,000	786,625	9.250%, due 11/15/14	300,000	305,625
Mirant Americas Generation LLC			San Pasqual Casino, 144A
9.125%, due 05/01/31	675,000	715,500	8.000%, due 09/15/13	750,000	770,625
Mirant North America LLC			Sanmina-SCI Corp.
7.375%, due 12/31/13	1,250,000	1,268,750	8.125%, due 03/01/16	650,000	628,875
Momentive Performance Materials, Inc., 144A			Sbarro, Inc.
9.750%, due 12/01/14	325,000	325,000	11.000%, due 09/15/09	750,000	761,250
MTR Gaming Group, Inc., Series B			Sensata Technologies BV, 144A1
9.000%, due 06/01/12	625,000	640,625	8.250%, due 05/01/14	250,000	240,000
9.750%, due 04/01/10	1,000,000	1,055,000	Sequa Corp.
Neenah Foundary Co., 144A			9.000%, due 08/01/09	950,000	1,016,500
9.500%, due 01/01/17	810,000	814,050	Sheridan Group, Inc.
Nexstar Finance Holdings LLC[1]			10.250%, due 08/15/11	1,175,000	1,222,000
0.000%, due 04/01/13	550,000	492,938	Sinclair Broadcast Group, Inc.
Nexstar Finance, Inc.			8.000%, due 03/15/12	1,250,000	1,290,625
7.000%, due 01/15/14	700,000	658,000	Solo Cup Co.
NRG Energy, Inc.			8.500%, due 02/15/14	125,000	108,125
7.375%, due 02/01/16	1,000,000	1,005,000	Stanadyne Corp.
7.375%, due 01/15/17	750,000	751,875	10.000%, due 08/15/14	775,000	796,312
Omnova Solutions, Inc.			Technical Olympic USA, Inc.
11.250%, due 06/01/10	1,025,000	1,101,875	7.500%, due 01/15/15	725,000	565,500
Owens-Illinois, Inc.			Terra Capital, Inc.
7.800%, due 05/15/18	1,000,000	996,250	11.500%, due 06/01/10	1,000,000	1,075,000
Pantry, Inc.			12.875%, due 10/15/08	500,000	557,500
7.750%, due 02/15/14	1,250,000	1,257,812	Tunica-Biloxi Gaming Authority, 144A
Pathmark Stores, Inc.			9.000%, due 11/15/15	725,000	750,375
8.750%, due 02/01/12	500,000	500,625	Unisys Corp.
Perry Ellis International, Inc.			8.000%, due 10/15/12	700,000	692,125
8.875%, due 09/15/13	275,000	275,000	Universal Hospital Services, Inc.
			10.125%, due 11/01/11	750,000	800,625

UBS High Yield Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

US Concrete, Inc.			Netherlands — 1.60%
8.375%, due 04/01/14	$600,000	$586,500	Montell Finance Co. BV, 144A
Verso Paper Holdings LLC, 144A			8.100%, due 03/15/27	$1,500,000	$1,425,000
9.125%, due 08/01/14	350,000	364,875	NXP BV/NXP Funding LLC, 144A
Vertis, Inc., Series B			7.875%, due 10/15/14	300,000	310,125
10.875%, due 06/15/09	775,000	778,875	9.500%, due 10/15/15	300,000	307,500
Wheeling Island Gaming, Inc.
10.125%, due 12/15/09	900,000	916,875			2,042,625
Whiting Petroleum Corp.
7.250%, due 05/01/12	1,000,000	1,002,500	United Kingdom — 0.45%
Wind Acquisition Finance S.A., 144A			Ineos Group Holdings PLC, 144A
10.750%, due 12/01/15	850,000	966,875	8.500%, due 02/15/16	600,000	573,000
Windstream Corp.
8.625%, due 08/01/16	700,000	766,500	Total International Corporate Bonds
Wornick Co.			(Cost $11,647,521)		11,625,430
10.875%, due 07/15/11	590,000	528,050
Xerox Capital Trust I			Total bonds (Cost $118,482,487)		120,018,274
8.000%, due 02/01/27	1,000,000	1,021,250
Xerox Corp.				Shares
6.750%, due 02/01/17	750,000	783,750
			Equities — 0.00%
Total US corporate bonds			US equities — 0.00%
(Cost $106,146,696)		107,797,844	Media — 0.00%
			Pegasus Communications Corp., Class A2
Asset-backed securities — 0.47%			(Cost $87,120)	2,323	4,901
GSAMP Trust, 06-S2, Class B2, 144A1
7.000%, due 01/25/36 (Cost $688,270)	850,000	595,000		Number of
				warrants
Total US bonds (Cost $106,834,966)		108,392,844
			Warrants — 0.00%[2,3,4]
International bonds — 9.13%			Dayton Superior Corp., expires 6/15/09[5]	1,500	0
International corporate bonds — 9.13%			HF Holdings, Inc., expires 9/27/09	8,680	0
Bermuda — 1.06%			Pliant Corp., expires 06/01/10[5]	5	0
Intelsat Subsidiary Holding Co. Ltd.
8.625%, due 01/15/15	1,300,000	1,352,000	Total warrants (Cost $4,746,048)		0

Canada — 4.27%				Shares
Abitibi-Consolidated, Inc.
6.950%, due 04/01/08	750,000	742,500	Short-term investment — 3.82%
8.550%, due 08/01/10	1,175,000	1,116,250	Other* — 3.82%
MAAX Corp.			UBS Supplementary Trust — U.S. Cash
9.750%, due 06/15/12	275,000	214,500	Management Prime Fund,
Millar Western Forest Products Ltd.			yield of 5.35%[6] (Cost $4,860,278)	4,860,278	4,860,278
7.750%, due 11/15/13	1,000,000	897,500
OPTI Canada, Inc., 144A			Total investments — 98.09%
8.250%, due 12/15/14	550,000	565,125	(Cost $128,175,933)		124,883,453
Quebecor Media, Inc.			Cash and other assets, less liabilities — 1.91%		2,435,255
7.750%, due 03/15/16	600,000	612,750
Quebecor World Capital Corp., 144A			Net assets — 100.00%		$127,318,708
8.750%, due 03/15/16	1,340,000	1,283,050

		5,431,675

Cayman Islands — 0.91%
Bluewater Finance Ltd.
10.250%, due 02/15/12	1,100,000	1,152,250

France — 0.84%
Rhodia S.A.
10.250%, due 06/01/10	942,000	1,073,880

UBS High Yield Relationship Fund—Schedule of investments

December 31, 2006

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $128,175,933; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$ 2,634,621
Gross unrealized depreciation	(5,927,101)

Net unrealized depreciation	$(3,292,480)

1	Step bonds — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.
2	Non-income producing securities.
3	Security is illiquid. These securities amounted to $0 or 0.00% of net assets.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, that represent $0 or 0.00% of net assets as of December 31, 2006 are considered illiquid and restricted.
5	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2006, the value of these securities amounted to $0 or 0.00% of net assets.
6	Interest rate reflects yield at December 31, 2006.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $16,945,748 or 13.31% of net assets.
*	Investment in affiliated mutual fund.
GSAMP	Goldman Sachs Mortgage Securities Corp.

Restricted securities
			Acquisition		Market
			cost as a		value as a
			percentage	Market	percentage
	Acquisition	Acquisition	of net	value as of	of net
Securities	dates	cost	assets	12/31/06	assets

Dayton Superior Corp., expires 06/15/09	08/17/00	$0	0.00%	$0	0.00%
HF Holdings, Inc., expires 09/27/09	01/08/01	4,746,048	3.73	0	0.00
Pliant Corp., expires 06/01/10	11/27/00	0	0.00	0	0.00

		$4,746,048	3.73%	$0	0.00%

See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

For the period from the Fund’s inception (May 31, 2006) through December 31, 2006, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 9.93%. In comparison, the J.P. Morgan EMBI—Global Index and the Emerging Markets Debt Benchmark Index (the “Index”) returned 10.63% and 11.12%, respectively. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s solid absolute performance during the reporting period was primarily due to strong security selection.

The Fund remains relatively concentrated in terms of portfolio holdings. It is managed to provide opportunistic emerging markets debt exposure to broader portfolios, and therefore is not managed relative to the benchmark. Security selection is the primary source of return generation as overall exposures, including duration, are managed at the broader portfolio level.

Over the period, the Fund continued to seek opportunities in local currency-denominated debt, in addition to external debt securities.

Solid fundamentals support the market
During the first six months of 2006, the J.P. Morgan EMBI–Global Index posted a modest loss, due to concerns regarding continued interest rate hikes in the US, as well as fears of slowing global growth. Emerging markets debt then staged a dramatic comeback, gaining more than 10% in the second half of the year. However, the rebound was not always a smooth ascent. As the global economy showed surprising resilience, investors appeared to take on more risk, including emerging markets exposure. Spreads—the difference in yield between similarly dated bonds—tightened, coming close to their all-time lowest level in June. A bout of volatility at the end of September caused spreads to temporarily widen, but they tightened again during the last three months of the year.

Emerging markets debt fundamentals remained strong over the reporting period, with generally favorable economic growth supporting the asset class. In particular, the major economies of Latin America continued to grow, with some showing strength well above expectations. Eastern Europe and Asia also posted solid growth.

Relative analysis favors Argentina
Our investment strategy for the Fund is based on our analysis of the overall asset class, individual countries and specific debt securities. During the period from the Fund’s inception through the end of December 2006, this strategy led us to maintain a large exposure to Argentina. The Fund’s holdings in this area delivered strong returns due, in part, to favorable external demand that has driven the country’s economic recovery in recent years.

Emerging markets hold structural advantages
Looking ahead, we expect global economic fundamentals will result in more modest earnings growth and, ultimately, market prices that reflect fair value. That said, we believe emerging markets still have several structural advantages over their developed markets counterparts. For example, we expect emerging markets will continue to benefit from strong economic growth in China. In summary, we will continue to rely on our global network of analysts to identify opportunities going forward.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Total return (unaudited)

Inception
05/31/06* to
12/31/06

UBS Opportunistic Emerging Markets Debt Relationship Fund	9.93%

JP Morgan EMBI—Global Index	10.63

Emerging Markets Debt Benchmark Index**	11.12

*	Performance inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund.

**	An unmanaged index compiled by the Advisor, constructed as follows: Inception 12/31/90 - 12/31/95; 100% J.P. Morgan EMBI; 01/01/96 - 06/30/00; 100% J.P. Morgan EMBI+; 07/01/00 - 10/31/05; 100% J.P. Morgan EMBI Global; 11/01/05 - 05/31/06; 70% J.P. Morgan EMBI Global and 30% J.P. Morgan GBI-EM Open; 06/01/06-current; 70% J.P. Morgan EMBI Global and 30% J.P. Morgan GBI-EM Diversified (in USD).

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $1,000,000 investment in the UBS Opportunistic Emerging Markets Debt Relationship Fund and the JP Morgan EMBI — Global Index and the Emerging Markets Debt Benchmark Index

The graph depicts the performance of UBS Opportunistic Emerging Markets Debt Relationship Fund versus the JP Morgan EMBI — Global Index and the Emerging Markets Debt Benchmark Index from May 31, 2006 which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten fixed income holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a Percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		International bonds
Republic of Argentina, DISC		Commercial banks	4.48%
5.830%, due 12/31/33	14.0%	Diversified financial services	9.40
Republic of Argentina		Foreign government bonds	55.95
5.590%, due 08/03/12	13.3
Republic of Turkey Credit-Linked Note		Total international bonds	69.83
0.000%, due 02/11/10	9.4	Short-term investments	29.02
Federal Republic of Brazil
6.000%, due 05/15/45	9.4	Total investments	98.85
Johor Corp.		Cash and other assets, less liabilities	1.15
1.000%, due 07/31/12	7.3
Kazkommerts International BV		Net assets	100.00%
8.000%, due 11/03/15	4.5
Egypt Treasury Bill
9.063%, due 10/04/08	3.7
Republic of Turkey
9.500%, due 01/15/14	3.6
CenterCredit International BV
8.250%, due 09/30/11	2.1
Republic of Turkey
7.000%, due 09/26/16	1.6

Total	68.9%

UBS Opportunistic Emerging Markets Debt Relationship Fund—Schedule of investments

December 31, 2006

		Face				Face
		amount	Value			amount	Value

International bonds — 69.83%				Republic of Turkey Credit-Link Note, 144A2
Argentina — 27.32%				0.830%, due 02/10/10	TRY	1,000,000	$674,673
Republic of Argentina[1]
5.590%, due 08/03/12		$11,900,000	$8,630,475				10,077,483
Republic of Argentina, DISC[1]
5.830%, due 12/31/33	ARS	18,900,000	9,067,527	Total international bonds
				(Cost $42,396,702)			45,230,049
			17,698,002
						Shares
Brazil — 9.35%
Federal Republic of Brazil				Short-term investments — 29.02%
6.000%, due 05/15/45	BRL	9,500,000	6,057,100	Investment company* — 16.99%
				UBS U.S. Cash Management
Egypt — 3.72%				Prime Relationship Fund, yield of 5.34%[3]
Egypt Treasury Bill				(Cost $11,008,208)		11,008,208	11,008,208
9.063%, due 10/04/08	EGP	14,000,000	2,410,611
						Face
Kazakhstan — 6.54%						amount
CenterCredit International BV
8.250%, due 09/30/11	KZT	170,000,000	1,331,003	Egypt — 12.03%
Kazkommerts International BV				Egypt Sovereign Certificate of Deposit
8.000%, due 11/03/15		$2,800,000	2,905,000	yield of 9.60%[3], due 08/01/07	EGP	6,000,000	997,925
				Egypt Treasury Bill Credit-Linked Note
			4,236,003	yield of 8.09%[2], due 06/05/07
				(Cost $7,778,028)		40,450,000	6,793,546
Malaysia — 7.34%
Johor Corp.							7,791,471
1.000%, due 07/31/12	MYR	15,100,000	4,750,850
				Total short-term investments
Turkey — 15.56%				(Cost $18,786,236)			18,799,679
Republic of Turkey
7.000%, due 09/26/16		$1,000,000	1,015,000	Total investments — 98.85%
9.500%, due 01/15/14		2,000,000	2,330,000	(Cost $61,182,938)			64,029,728
Republic of Turkey Credit-Linked Note				Cash and other assets,
0.000%, due 02/11/10		5,800,000	6,057,810	less liabilities — 1.15%			746,007

				Net assets — 100.00%			$64,775,735

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $61,182,938; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,857,558
Gross unrealized depreciation	(10,768)

Net unrealized appreciation	$2,846,790

1	Floating rate securities — The interest rates shown are the current rates as of December 31, 2006.
2	Rates shown reflect annualized yield at December 31, 2006 on zero coupon bonds.
3	Interest rate reflects yield at December 31, 2006.
*	Investment in affiliated mutual fund.
DISC	Discount Bond.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of this security amounted to $674,673 or 1.04% of net assets.
ARS	Argentina Peso
BRL	Brazilian Real
EGP	Egyptian Pound
KZT	Kazakhstan Tenge
MYR	Malaysian Ringgit
TRY	New Turkish Lira

94	See accompanying notes to financial statements.

UBS Opportunistic High Yield Relationship Fund

For the fiscal year ended December 31, 2006, UBS Opportunistic High Yield Relationship Fund (the “Fund”) returned 11.12%. For comparison purposes, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”) returned 10.62% over the same period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

During the reporting period, the Fund generated strong absolute returns, outperforming the Index. This was due to strong security selection.

The high yield market delivered strong results
High yield investors began 2006 with mixed expectations, but the market came through with stronger-than-expected results. A subdued default environment, a surge of liquidity in the capital markets and an accommodative monetary policy contributed to the high yield market’s strength. All industry sectors posted positive returns in this environment, with lower rated CCC-rated securities and the distressed sector generating the largest gains.

From a technical perspective, the market overcame early outflows with a record amount of new issuance in the fourth quarter. A consequence of this increased liquidity was that many of the new deals came with looser terms of agreement, tighter pricing and higher leverage in the issuing company. Private equity funds boosted merger and leveraged buyout activity, adding even more to the new issue activity.

Active management
The Fund remains relatively concentrated in terms of portfolio holdings. It is managed to provide opportunistic high yield exposure to broader portfolios, and therefore is not managed relative to the benchmark. Security selection is the primary source of return generation as overall exposures, including duration, are managed at the broader portfolio level.

Anticipating shifting market conditions
In our view, several factors are likely to temper the returns of the high yield market in 2007. These include higher overall leverage among the largest capitalized high yield companies, and continued merger and buyout activity. We therefore remain vigilant in our research approach and focused on the most attractive high yield issues.

UBS Opportunistic High Yield Relationship Fund

Average annual total return (unaudited)

	1 year	Inception
	ended	04/05/04* to
	12/31/06	12/31/06

UBS Opportunistic High Yield Relationship Fund	11.12%	7.50%

Merrill Lynch US High Yield Cash Pay Constrained Index	10.62	8.07

*	Inception date of UBS Opportunistic High Yield Relationship Fund is 09/04/02. The Fund was inactive from 05/21/03 to 04/04/04. The inception return of the Merrill Lynch US High Yield Cash Pay Index is calculated as of 03/31/04. The inception return of the Fund and other index is calculated as of 04/05/04, which is the date the Fund re-commenced investment operations.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $1,000,000 investment in the UBS Opportunistic High Yield Relationship Fund and the Merrill Lynch US High Yield Cash Pay Constrained Index

The graph depicts the performance of UBS Opportunistic High Yield Relationship Fund versus the Merrill Lynch US High Yield Cash Pay Constrained Index from April 5, 2004 which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS Opportunistic High Yield Relationship Fund

Top ten fixed income holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		Bonds
General Motors Acceptance Corp. LLC		US bonds
7.250%, due 03/02/11	8.6%	US corporate bonds
American Cellular Corp., Series B		Apparel/textiles	2.89%
10.000%, due 08/01/11	5.6	Auto loans	9.61
Cincinnati Bell, Inc.		Auto parts & equipment	4.03
8.375%, due 01/15/14	5.2	Building materials	1.58
Abitibi-Consolidated, Inc.		Chemicals	4.04
8.550%, due 08/01/10	4.6	Electric-generation	2.08
Sinclair Broadcast Group, Inc.		Electric-integrated	1.61
8.000%, due 03/15/12	4.0	Electronics	2.46
Landry’s Restaurants, Inc., Series B		Energy exploration & production	1.48
7.500%, due 12/15/14	3.9	Food & drug retailers	2.91
AK Steel Corp.		Forest/paper	1.12
7.875%, due 02/15/09	3.3	Gaming	3.61
Berry Plastics Holding Corp.,		Health services	0.92
8.875%, due 09/15/14	3.3	Media-broadcast	5.99
Sheridan Group, Inc.		Media-cable	2.54
10.250%, due 08/15/11	3.1	Metals/mining excluding steel	0.50
Ingles Markets, Inc.		Oil refining & marketing	1.26
8.875%, due 12/01/11	2.9	Packaging	6.73
		Printing & publishing	6.72
Total	44.5%	Restaurants	3.87
		Steel producers/products	4.29
		Telecom-integrated/services	5.19
		Telecom-wireless	5.55

		Total US corporate bonds	80.98
		Asset-backed security	2.27

		Total US bonds	83.25
		International bonds
		International corporate bonds Chemicals	2.02
		Forestry/paper	1.55
		Oil field equipment & services	6.76

		Total international bonds	10.33
		Total bonds	93.58
		Short-term investment	4.47

		Total investments	98.05
		Cash and other assets, less liabilities	1.95

		Net assets	100.00%

UBS Opportunistic High Yield Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Bonds — 93.58%			PolyOne Corp.
US bonds — 83.25%			10.625%, due 05/15/10	$2,725,000	$2,888,500
US corporate bonds — 80.98%			River Rock Entertainment Authority
Ainsworth Lumber Co. Ltd.			9.750%, due 11/01/11	4,200,000	4,452,000
7.250%, due 10/01/12	$2,875,000	$2,264,063	Sheridan Group, Inc.
AK Steel Corp.			10.250%, due 08/15/11	6,050,000	6,292,000
7.750%, due 06/15/12	2,000,000	2,015,000	Sinclair Broadcast Group, Inc.
7.875%, due 02/15/09	6,650,000	6,650,000	8.000%, due 03/15/12	7,825,000	8,079,312
American Cellular Corp., Series B			8.750%, due 12/15/11	3,850,000	4,018,437
10.000%, due 08/01/11	10,600,000	11,209,500	Universal Hospital Services, Inc.
ArvinMeritor, Inc.			10.125%, due 11/01/11	1,750,000	1,868,125
8.125%, due 09/15/15	4,250,000	4,191,562	Whiting Petroleum Corp.
Berry Plastics Holding Corp.,144A			7.000%, due 02/01/14	3,000,000	2,992,500
8.875%, due 09/15/14	6,500,000	6,597,500	Total US corporate bonds
Cadmus Communications Corp.			(Cost $161,098,300)		163,650,529
8.375%, due 06/15/14	1,650,000	1,641,750
Century Aluminum Co.			Asset-backed security — 2.27%
7.500%, due 08/15/14	1,000,000	1,013,750	First Franklin Mortgage Loan Asset-Backed
Cincinnati Bell, Inc.			Certificates, 06-FFA, Class B2, REIT, 144A1
8.375%, due 01/15/14	10,200,000	10,480,500	6.000%, due 09/25/26 (Cost $4,591,870)	4,972,253	4,590,788
Cooper-Standard Automotive, Inc.
8.375%, due 12/15/14	5,025,000	3,957,188	Total US bonds (Cost $165,690,170)		168,241,317
Deluxe Corp.
5.000%, due 12/15/12	6,525,000	5,660,437	International bonds — 10.33%
Dynegy Holdings, Inc.			International corporate bonds — 10.33%
8.375%, due 05/01/16	4,000,000	4,200,000	Canada — 6.76%
Ford Motor Credit Co.			Abitibi-Consolidated, Inc.
7.375%, due 10/28/09	2,000,000	2,004,260	6.950%, due 04/01/08	4,518,000	4,472,820
Freescale Semiconductor, Inc.,144A			8.550%, due 08/01/10	9,675,000	9,191,250
8.875%, due 12/15/14	5,000,000	4,981,250
General Motors Acceptance Corp. LLC					13,664,070
7.250%, due 03/02/11	16,750,000	17,418,894
Giant Industries, Inc.			Cayman Islands — 1.55%
8.000%, due 05/15/14	2,350,000	2,540,938	Bluewater Finance Ltd.
Ingles Markets, Inc.			10.250%, due 02/15/12	3,000,000	3,142,500
8.875%, due 12/01/11	5,650,000	5,890,125
Jacobs Entertainment, Inc.			Netherlands — 2.02%
9.750%, due 06/15/14	2,800,000	2,842,000	Montell Finance Co. BV, 144A
Jacuzzi Brands, Inc.			8.100%, due 03/15/27	4,300,000	4,085,000
9.625%, due 07/01/10	3,000,000	3,187,500	Total international corporate bonds
Landry’s Restaurants, Inc., Series B			(Cost $21,212,362)		20,891,570
7.500%, due 12/15/14	8,000,000	7,820,000
Levi Strauss & Co.			Total bonds (Cost $186,902,532)		189,132,887
12.250%, due 12/15/12	5,250,000	5,840,625
Mediacom LLC				Shares
9.500%, due 01/15/13	4,975,000	5,124,250
Mirant North America LLC			Short-term investment — 4.47%
7.375%, due 12/31/13	3,200,000	3,248,000	Other* — 4.47%
Omnova Solutions, Inc.			UBS Supplementary Trust —
11.250%, due 06/01/10	4,900,000	5,267,500	U.S. Cash Management Prime Fund,
Owens-Brockway Glass Container, Inc.			yield of 5.35%[2] (Cost $9,029,678)	9,029,678	9,029,678
6.750%, due 12/01/14	2,000,000	1,940,000
8.250%, due 05/15/13	3,350,000	3,463,063	Total investments — 98.05%
Owens-Illinois, Inc.			(Cost $195,932,210)		198,162,565
7.350%, due 05/15/08	1,600,000	1,610,000	Cash and other assets, less liabilities — 1.95%		3,933,280

			Net assets — 100.00%		$202,095,845

UBS Opportunistic High Yield Relationship Fund—Schedule of investments

December 31, 2006

Notes to schedule of investments

Aggregate cost for federal income tax purposes was $195,932,210; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,110,302
Gross unrealized depreciation	(879,947)

Net unrealized appreciation	$2,230,355

1	Step Bonds — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.
2	Interest rate reflects yield as of December 31, 2006.
*	Investment in affiliated mutual fund.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $20,254,538 or 10.02% of net assets.
REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.	99

UBS Short Duration Relationship Fund

For the fiscal year ended December 31, 2006, UBS Short Duration Relationship Fund (the “Fund”) returned 4.99% compared to the 3.96% return of the Merrill Lynch US Treasury 1-3 Year Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s outperformance compared to the Index over the reporting period was due to allocations to spread sectors, particularly the asset-backed sector (ABS) as well as strong security selection in mortgage-backed securities (MBS).

Fixed income market ends year on a positive note
All eyes were on the economy in 2006, with investors searching for clear direction as to its future direction. Early in the fiscal year, the major concern was that the economy was growing too fast, driving up inflation. This was sparked by first quarter 2006 gross domestic product (or “GDP,“ which is the total market value of all the goods and services produced within a country during a specified period of time) data that showed a robust 5.6% growth rate during the period. The Federal Reserve Board (the “Fed”) responded by raising short-term interest rates during its first four meetings of the year. These hikes pushed bond yields up, and prices down. The situation looked very different as the period progressed, with GDP growth moderating to 2.6% in the second quarter, and 2.0% in the third quarter. Over this time, the major concern was that a housing slowdown could push the economy into a recession. The Fed halted its tightening cycle, holding rates constant from August through December. Yields subsequently fell and the bond market rallied, ending the year in positive territory.

Short duration stance produced mixed results
In our view, the market’s movements were due more to investor sentiment than any changes in economic fundamentals. Our research determined the bond market was generally overvalued at these levels and that yields would likely rise. Accordingly, we generally held a shorter-than-Index duration throughout the year; however we actively managed this stance. This strategy helped the Fund early in the year, then detracted from performance when rates fell during late summer and into the fall, before helping again as the year came to a close.

Bottom-up research finds value in several sectors
Our sector allocation is largely a result of issue selection. This process relies on our uniquely structured and globally integrated credit research. We analyze each security based on its individual merits and its contribution to the overall portfolio. Our research led us to a significant allocation to securitized bonds, including mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). This position benefited the Fund’s absolute and relative performance in 2006.

The Fund’s largest position during the period was in ABS, where our research identified attractive relative valuations. This sector delivered strong results in 2006, outperforming Treasuries for most of the year.

Cautiously optimistic on US economy
We continue to believe the economy will expand in 2007, albeit closer to its historical average. The employment picture is healthy and, in our view, the cooling housing market will not lead the economy into a recession. As a result, we do not expect the Fed to cut interest rates in the near term. While the economy appears to be healthy, we will continue to closely monitor incoming inflation data and all other economic indicators. Faced with a tight spread environment, we will continue to rely on bottom-up research to identify investment opportunities. We expect to continue to favor the securitized sectors, in particular high quality asset-backed securities.

UBS Short Duration Relationship Fund

Average annual total return (unaudited)
	1 year	Inception
	ended	08/23/05* to
	12/31/06	12/31/06

UBS Short Duration Relationship Fund	4.99%	4.35%

Merrill Lynch US Treasury 1-3 year Index	3.96	3.49

*	Performance inception date of UBS Short Duration Relationship Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS Short Duration Relationship Fund and the Merrill Lynch US Treasury 1-3 Year Index

The graph depicts the performance of UBS Short Duration Relationship Fund versus the Merrill Lynch US Treasury 1-3 Year Index from August 23, 2005, which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS Short Duration Relationship Fund

Top ten fixed income holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		Bonds
Federal National Mortgage Association		US bonds
4.500%, due 08/04/08	2.44%	US corporate bonds
Hyundai Auto Receivables Trust,		Capital markets	0.83%
04-A, Class B		Commercial banks	1.53
3.460%, due 08/15/11	2.10	Consumer finance	2.76
US Treasury Note		Diversified financial services	1.77
4.625%, due 11/15/09	1.84	Electric utilities	0.72
Credit-Based Asset Servicing and		Multi-utilities & unregulated power	0.92
Securitization, 05-CB6, Class A2		Oil & gas	0.65
4.842%, due 07/25/35	1.83	Thrifts & mortgage finance	0.93
Morgan Stanley Capital I,
98-XL2, Class A2		Total US corporate bonds	10.11
6.170%, due 10/03/34	1.81	Asset-backed securities	40.68
Long Beach Auto Receivables Trust,		Collateralized debt obligations	2.42
05-B, Class A3		Commercial mortgage-backed securities	9.01
4.406%, due 05/15/10	1.74	Mortgage & agency debt securities	29.98
WFS Financial Owner Trust,		US government obligations	2.52
04-2, Class A4
3.540%, due 11/21/11	1.68	Total US bonds	94.72
Capital One Prime Auto Receivables Trust,		International bonds
06-2, Class A4		International corporate bonds	0.88
4.940%, due 07/15/12	1.66	International collateralized debt obligations	0.94
Federal National Mortgage Association,		Total international bonds	1.82
ARM Pool 841740
4.774%, due 09/01/35	1.59	Total bonds	96.54
Nissan Auto Receivables Owner Trust,		Short-term investments	2.81
05-C, Class A3		Options purchased	0.21
4.190%,07/15/09	1.56
		Total investments	99.56
Total	18.25%	Cash and other assets, less liabilities	0.44

		Net assets	100.00%

UBS Short Duration Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Bonds — 96.54%			GS Mortgage Securities Corp., II,
U.S. bonds — 94.72%			98-GLII, Class B1
U.S. corporate bonds — 10.11%			6.579%, due 04/13/31	$2,000,000	$2,030,233
Bear Stearns Cos., Inc.			GSAMP Trust, 06-S2, Class A3[2]
2.875%, due 07/02/08	$1,400,000	$1,352,578	5.628%, due 01/25/36	1,450,000	1,450,373
Capital One Financial Corp.[1]			GSAMP Trust, 06-S3, Class A2[2]
5.633%, due 09/10/09	1,650,000	1,657,454	5.769%, due 05/25/36	1,450,000	1,449,544
Duke Capital LLC			GSAMP Trust, 06-S4, Class M7[1]
5.668%, due 08/15/14	1,500,000	1,495,942	7.524%, due 05/25/36	750,000	744,693
Emerson Electric Co.			GSAMP Trust, 06-S6, Class A2[2]
5.500%, due 09/15/08	1,170,000	1,173,434	5.552%, due 10/25/36	1,500,000	1,500,110
HBOS Treasury Services PLC, 144A			Hertz Vehicle Financing LLC,
5.000%, due 11/21/11	2,500,000	2,486,425	05-2A, Class A2, 144A
International Lease Finance Corp.			4.930%, due 02/25/10	1,850,000	1,839,127
4.625%, due 06/02/08	1,500,000	1,482,460	Home Equity Mortgage Trust,
5.590%, due 05/24/10[1]	1,320,000	1,324,780	05-4, Class M1[2]
Residential Capital Corp.			5.484%, due 01/25/36	2,000,000	1,985,508
5.850%, due 06/09/08[1]	800,000	798,318	Home Equity Mortgage Trust,
6.125%, due 11/21/08	1,500,000	1,507,431	06-1, Class 1A2[2]
SLM Corp.			5.300%, due 05/25/36	1,300,000	1,311,243
3.625%, due 03/17/08	2,130,000	2,085,956	Home Equity Mortgage Trust,
Valero Energy Corp.			06-2, Class 1A2[2]
6.875%, due 04/15/12	1,000,000	1,057,310	5.410%, due 07/25/36	1,270,000	1,269,970
			Home Equity Mortgage Trust,
Total UScorporatebonds			06-4, Class M9[1]
(Cost $16,377,359)		16,422,088	7.620%, due 11/25/36	1,200,000	1,186,774
			Honda Auto Receivables Owner Trust,
Asset-backed securities — 40.68%			06-3, Class A4
AmeriCredit Automobile Receivables Trust,			5.110%, due 04/15/12
06-AF, Class A3			Household Automotive Trust,	1,700,000	1,694,987
5.560%, due 09/06/11	1,550,000	1,558,284	05-3, Class A3
Capital Auto Receivables Asset Trust,			4.800%, due 10/18/10
04-2, Class B			Hyundai Auto Receivables Trust,	1,055,000	1,050,138
3.920%, due 11/16/09	600,000	590,050	04-A, Class B
Capital Auto Receivables Asset Trust,			3.460%, due 08/15/11
06-1, Class B			Hyundai Auto Receivables Trust,	3,473,859	3,409,367
5.260%, due 10/15/10	900,000	898,119	06-A, Class C
Capital One Master Trust, 01-6, Class C, 144A			5.340%, due 11/15/12
6.700%, due 06/15/11	1,200,000	1,223,676	Long Beach Auto Receivables Trust,	1,150,000	1,150,998
Capital One Prime Auto Receivables Trust,			05-B, Class A3
06-2, Class A4			4.406%, due 05/15/10
4.940%, due 07/15/12	2,710,000	2,698,692	M&I Auto Loan Trust, 03-1, Class A4	2,850,000	2,829,361
Citibank Credit Card Issuance Trust,			2.970%, due 04/20/09
05-B1, Class B1			Merrill Auto Trust Securitization,	1,852,273	1,830,043
4.400%, due 09/15/10	1,450,000	1,429,142	05-1, Class A3
Credit-Based Asset Servicing and			4.100%, due 08/25/09
Securitization, 06-SL1, Class A2, 144A2			Merrill Lynch Mortgage Investors, Inc.,	1,600,000	1,587,618
5.556%, due 09/25/36	1,550,000	1,548,489	05-SL2, Class B3[1]
Drive Auto Receivables Trust,			7.350%, due 12/25/35
05-3, Class A3, 144A			Navistar Financial Corp. Owner Trust,	1,330,000	1,306,521
4.990%, due 10/15/10	1,100,000	1,095,324	04-B, Class C
First Franklin Mortgage Loan Asset Backed			3.930%, due 10/15/12
Certificates, 06-FFB, Class A3[2]			Nissan Auto Receivables Owner Trust,	665,682	644,966
5.555%, due 12/25/26	1,600,000	1,600,000	05-C, Class A3
Ford Credit Auto Owner Trust, 06-B, Class A4			4.190%, due 07/15/09
5.250%, due 09/15/11	1,580,000	1,583,029	Nomura Asset Acceptance Corp.,	2,555,000	2,530,497
GE Equipment Small Ticket LLC,			6-S2, Class A2 144A1
05-1A, Class B, 144A			5.810%, due 04/25/36	1,500,000	1,505,810
4.620%, due 12/22/14	1,740,335	1,721,937

UBS Short Duration Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Pinnacle Capital Asset Trust,			JPMorgan Chase Commercial Mortgage
06-A, Class C, 144A			Securities Corp., 04-C3, Class A1
5.770%, due 05/25/10	$1,070,000	$1,070,000	3.765%, due 01/15/42	$1,286,463	$1,257,080
Providian Gateway Master Trust,			Morgan Stanley Capital I,
04-DA, Class D, 144A			98-XL2, Class A2
4.400%, due 09/15/11	2,100,000	2,084,578	6.170%, due 10/03/34	2,900,000	2,940,278
Providian Gateway Master Trust,			TW Hotel Funding 2005 LLC,
04-EA, Class D, 144A1			05-LUX, Class K, 144A1
6.280%, due 11/15/11	2,500,000	2,516,407	6.550%, due 01/15/21	2,000,000	1,998,173
Superior Wholesale Inventory Financing Trust,
05-A12, Class C			Total commercial mortgage-backed
6.530%, due 06/15/10	1,000,000	1,009,558	securities (Cost $14,825,165)		14,633,717
Terwin Mortgage Trust,
06-2HGS, Class A2, 144A1			Mortgage & agency debt securities — 29.98%
4.500%, due 03/25/37	1,430,000	1,391,805	Ameriquest Mortgage Securities, Inc.,
Volkswagen Auto Lease Trust,			03-5, Class M3
06-A, Class A3			6.009%, due 04/25/33	1,477,698	1,470,461
5.500%, due 09/21/09	1,800,000	1,807,616	Countrywide Alternative Loan Trust,
WFS Financial Owner Trust,			06-4CB, Class 1A1
04-2, Class A4			6.000%, due 04/25/36	1,301,971	1,312,689
3.540%, due 11/21/11	2,758,260	2,722,347	Countrywide Home Loan Mortgage
WFS Financial Owner Trust,			Pass Through Trust, 05-24, Class A6
04-4, Class A4			5.500%, due 11/25/35	1,925,573	1,921,912
3.440%, due 05/17/12	1,400,000	1,368,084	Credit-Based Asset Servicing and
Whole Auto Loan Trust,			Securitization, 05-CB6, Class A2[2]
03-1, Class A4			4.842%, due 07/25/35	3,000,000	2,980,221
2.580%, due 03/15/10	1,870,972	1,868,941	Federal Home Loan Bank System
			4.600%, due 04/11/08	2,000,000	1,986,436
Total asset-backed securities			5.375%, due 07/17/09	1,900,000	1,917,302
(Cost $66,205,093)		66,093,959	Federal Home Loan Mortgage Corp.
			4.625%, due 08/15/08	1,500,000	1,489,793
Collateralized debt obligations[3] — 2.42%			5.458%, due 10/01/36[1]	1,992,625	1,991,736
Ansonia CDO Ltd.,			Federal Home Loan Mortgage Corp.,
06-1A, Class F			2857, Class J
6.755%, due 07/28/46	1,300,000	1,313,660	6.000%, due 09/15/34	363,590	363,638
Duke Funding Ltd.,			Federal Home Loan Mortgage Corp.,
06-HG5A, Class C1			2977, Class PA
6.620%, due 07/03/50	788,000	788,000	5.000%, due 12/15/25	1,954,872	1,944,720
LNR CDO Ltd.,			Federal Home Loan Mortgage Corp.,
06-1A, Class FFX			3018, Class UM
7.592%, due 05/28/43	1,200,000	1,240,200	5.000%, due 09/15/26	2,304,835	2,288,581
Taberna Preferred Funding Ltd.,			Federal Home Loan Mortgage Corp.,
06-5A, Class A3[1]			3133, Class PA
6.820%, due 08/05/36	590,000	590,000	5.500%, due 02/15/25	1,408,220	1,409,568
			Federal Home Loan Mortgage Corp.,
Total collateralized debt obligations			3138, Class PA
(Cost $3,883,902)		3,931,860	5.500%, due 02/15/27	1,389,804	1,393,029
			Federal National Mortgage Association
Commercial mortgage-backed securities — 9.01%			4.500%, due 08/04/08	4,000,000	3,964,957
Asset Securitization Corp.,			5.452%, due 04/01/36[1]	1,454,812	1,463,083
96-MD6, Class A4[1]			5.532%, due 05/01/36[1]	1,344,802	1,344,192
7.307%, due 11/13/29	2,000,000	2,029,712	Federal National Mortgage Association,
Banc of America Large Loan,			05-13, Class PA
05-ESHA, Class F, 144A1			5.000%, due 03/25/27	2,077,638	2,063,036
6.080%, due 07/14/20	2,500,000	2,503,091	Federal National Mortgage Association.,
Bear Stearns Commercial Mortgage Securities,			06-102, Class PA
04-ESA, Class G, 144A			5.000%, due 08/25/26	2,179,961	2,163,704
5.377%, due 05/14/16	2,500,000	2,504,461	Federal National Mortgage Association,
Bear Stearns Commercial Mortgage Securities,			ARM Pool 841740[1]
05-LXR1, Class H, 144A1			4.774%, due 09/01/35	2,613,743	2,586,054
6.550%, due 09/15/18	1,400,000	1,400,922

UBS Short Duration Relationship Fund—Schedule of investments

December 31, 2006

	Face
	amount	Value		Shares	Value

First Horizon Asset Securities, Inc.,			Short-term investments — 2.81%
05-AR4, Class 2A1[1]			Investment company* — 2.77%
5.343%, due 10/25/35	$2,324,582	$2,316,292	UBS U.S. Cash Management
Indymac Index Mortgage Loan Trust,			Prime Relationship Fund,
06-AR19, Class 1A2[1]			yield of 5.34%[4]
6.490%, due 08/25/36	1,395,079	1,421,980	(Cost $4,500,226)	4,500,226	$4,500,226
Indymac Index Mortgage Loan Trust,
06-AR3, Class 1A2[1]
5.397%, due 12/25/36	1,364,201	1,352,264		Face
Merrill Lynch Floating Trust,				amount
06-1, Class TM, 144A1
5.850%, due 06/15/22	1,200,000	1,200,000	US government obligations — 0.05%
RAAC Series,			US Treasury Bills,[4,5]
06-RP1, Class M4, 144A1			yield of 5.10%, due 01/04/07
7.225%, due 10/25/45	758,144	753,879	(Cost $74,969)	$75,000	74,960
Residential Funding Mortgage Securitization
I, 06-SA3, Class 2A1[1]			Total short-term investments
5.992%, due 09/25/36	1,858,200	1,890,065	(Cost $4,575,195)		4,575,186
Wells Fargo Mortgage Backed Securities Trust,
04-F, Class A8[1]				Number of
4.733%, due 06/25/34	1,910,378	1,884,526		contracts
Wells Fargo Mortgage Backed
Securities Trust, 06-AR1, Class 2A2[1]			Options purchased — 0.21%[6]
5.561%, due 03/25/36	1,845,409	1,825,802	Call options purchased — 0.03%
			5 Year US Treasury Note Futures,
Total mortgage & agency debt securities			strike @ 105.50, expiration February 2007	127	37,703
(Cost $48,850,758)		48,699,920
			Put options purchased — 0.18%
US government obligations — 2.52%			90 Day Euro Futures, strike @ 94.25,
US Treasury Note			expiration June 2007	579	14,475
4.625%, due 11/15/09	3,000,000	2,990,625	90 Day Euro Futures, strike @ 94.75,
4.875%, due 05/15/09	1,100,000	1,102,407	expiration June 2007	579	188,175
			5 Year US Treasury Note Futures,
Total US government obligations			strike @ 105.50, expiration February 2007	127	93,266
(Cost $4,114,970)		4,093,032
					295,916
Total US bonds (Cost $154,257,247)		153,874,576
			Total options purchased (Cost $333,916)		333,619
International bonds — 1.82%
International corporate bonds — 0.88%			Total investments — 99.56%
Telecom Italia Capital S.A.			(Cost $162,141,740)		161,745,095
5.250%, due 11/15/13	1,500,000	1,430,233	Cash and other assets, less liabilities — 0.44%		716,302

International collateralized debt obligations — 0.94%			Net assets — 100.00%		$162,461,397
MM Community Funding II Ltd.[1,3]
7.554%, due 12/15/31	1,510,634	1,531,481

Total international bonds (Cost $2,975,382)		2,961,714

Total bonds (Cost $157,232,629)		156,836,290

UBS Short Duration Relationship Fund—Schedule of investments

December 31, 2006

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $162,141,740; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$357,861
Gross unrealized depreciation	(754,506)

Net unrealized depreciation	$(396,645)

1	Floating rate securities — The interest rates shown are the current rates as of December 31, 2006.
2	Step Bonds — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, that represent $5,463,281 or 3.36% of net assets as of December 31, 2006, are considered illiquid and restricted.
4	Interest rate reflects yield at December 31, 2006.
5	This security was pledged to cover margin requirements for futures contracts.
6	Non-income producing securities.
*	Investment in affiliated mutual fund.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $28,844,104 or 17.75% of net assets.
ARM	Adjustable Rate Mortgage.
CDO	Collateralized Debt Obligation
GSAMP	Goldman Sachs Mortgage Securities Corp.

Restricted securities

			Acquisition cost	Market	Market value as
		Acquisition	as a percentage	value as of	a percentage of
Securities	Acquistion dates	cost	of net assets	12/31/06	net assets

Ansonia CDO Ltd.,
06-1A, Class F
6.755%, due 07/28/46	10/25/06	$1,299,960	0.80%	$1,313,600	0.81%
Duke Funding Ltd.,
06-HG5A, Class C
6.620%, due 07/03/50	05/26/06	788,000	0.49	788,000	0.49
LNR CDO Ltd.,
06-1A, Class FFX
7.592%, due 05/28/43	11/03/06	1,220,692	0.75	1,240,200	0.76
MM Community Funding II Ltd.
7.554%, due 12/15/31	01/25/06	1,541,768	0.95	1,531,481	0.94
Taberna Preferred Funding Ltd.,
06-5A, Class A3
6.820%, due 08/05/36	05/26/06	575,250	0.35	590,000	0.36

		$5,425,670	3.34%	$5,463,281	3.36%

Put options written
	Expiration	Premiums
	date	received	Value

90 Day Euro Futures, 1,159 contracts, strike @94.50	June 2007	$83,034	$101,413

Futures contracts
UBS Short Duration Relationship Fund had the following open futures contracts as of December 31, 2006:

				Unrealized
	Expiration	Proceeds/	Current	appreciation
	date	cost	value	(depreciation)

US treasury futures buy contracts:
2 Year US Treasury Notes, 128 contracts	March 2007	$26,251,308	$26,116,000	$(135,308)
5 Year US Treasury Notes, 29 contracts	March 2007	3,048,734	3,046,813	(1,921)
US treasury futures sale contracts:
5 Year US Treasury Notes, 23 contracts	March 2007	2,447,258	2,416,438	30,820
10 Year US Treasury Notes, 40 contracts	March 2007	4,347,350	4,298,750	48,600

				$(57,809)

The segregated aggregate market value of investments pledged to cover margin requirements for open futures contracts at December 31, 2006, was $74,960.

106	See accompanying notes to financial statements.

UBS U.S. Bond Relationship Fund

For the fiscal year ended December 31, 2006, UBS U.S. Bond Relationship Fund (the “Fund”) returned 4.77%, compared to the 4.33% return of the Lehman Brothers US Aggregate Bond Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund generated positive results during the fiscal year, outperforming its benchmark. This was primarily due to the Fund’s overweight position in asset-backed and commercial mortgage-backed securities, and strong issue selection within these sectors.

Long-term focus supports a defensive posture
2006 offered investors two distinct bond markets, the first marked by inflation fears and rising yields, the second by economic pessimism and falling yields. With the economy showing persistent strength in the first six months of 2006 the Federal Reserve Board (the Fed) acted to forestall inflation, raising short-term interest rates four times. These rate hikes pushed bond yields up (and prices down).

Then, mid-way through the third quarter, worse-than-expected economic data planted seeds of doubt among investors. In particular, there was growing concern over the slowdown in housing and the effect it could have on the larger economy. The Fed responded by standing pat during its last four meetings of the year. Yields fell in response, but ended the year higher than where they began. All told, the bond market, as measured by the Lehman Brothers US Aggregate Bond Index, returned 4.33% during the reporting period.

In our view, these market movements were more a function of investor sentiment than changing economic fundamentals. We continued to believe the economy was in the midst of a “soft landing,” slowing from above-average growth to its more historical level. During such a period, stops and starts along the way are to be expected. Acting on our convictions, we adhered to a conservative strategy throughout the reporting period, focusing on high quality sectors and securities and maintaining a short average duration. Duration measures sensitivity to changes in interest rates. Our shorter duration protected the Fund when rates were rising, but did not allow us to fully benefit when rates fell.

Opportunistic buying across market sectors
During the fiscal year we found the US bond market, overall, to be overvalued. In this type of environment, we emphasized security selection over macro economic trends or industry characteristics. Our in-depth, bottom-up research led us to opportunistic buying across bond market sectors. This led to underweights in corporate bonds and Treasuries, and overweights to securitized sectors, including asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

The Fund’s underweight to corporates detracted from relative performance, but this negative was lessened by strong issue selection. In particular, added value came from our GMAC, Ford Motor Credit Company (FMCC) and Bombardier (a manufacturer of recreational vehicles) holdings. Our research continues to caution against large positions in the corporate bond market, as we do not believe investors are being sufficiently compensated for risk.

Our overweight to ABS and CMBS benefited relative performance, as did selection within these sectors. In our view, these sectors offer a more attractive risk-return profile and greater issue-specific opportunities.

The Fund remains underweight to high-quality government-related sectors, including agencies and supranationals. Within the US government market, we maintained a small allocation to Treasury Inflation Protected Securities (TIPS). Although we do not find TIPS undervalued in absolute terms, we believe they are attractive relative to nominal Treasuries.

Maintaining a long-term focus
 The yield curve remained inverted (when short-term interest rates are higher than long-term rates) at the end of the year, with the spread between the 10-year Treasury note and the six-month bill actually widening by four basis points over the quarter. An inverted yield curve has historically been a precursor

UBS U.S. Bond Relationship Fund

to a recession, but the curve has moved between very flat and meaningfully inverted for almost all of 2006. We continue to disagree with the bond bulls/economy bears that a recession—and aggressive Fed rate cuts—is right around the corner. While growth has slowed from its above-trend pace of the past several years, we note that most measures of inflation remain above the Fed’s stated comfort zone of 1.5% to 2.0%, and we see the current level of fed funds as neutral, rather than restrictive.

While the rest of the bond market continues to see signs of economic weakness in every statistic, we also point out that credit spreads remain tight, equity markets are healthy and credit (including mortgages) could hardly be viewed as tight. We think that predictions of early 2007 Fed easing are significantly premature, and as such, remain meaningfully defensive on duration. We continue to favor securitized issues over corporate holdings, focusing on nonbenchmark holdings, such as hybrid adjustable-rate mortgages and non-agency mortgages, as well as commercial mortgages and asset-backed securities. Within corporate bonds, we remain defensive (both in market value and spread duration) and selective, focusing on issue-specific, higher-quality, shorter-duration names, given the overall narrow level of spreads (the difference in yield between similarly-dated bonds).

UBS U.S. Bond Relationship Fund

Average annual total return (unaudited)
	1 year	5 years	Inception
	ended	ended	04/28/00* to
	12/31/06	12/31/06	12/31/06

UBS U.S. Bond Relationship Fund	4.77%	5.37%	6.68%

Lehman Brothers US Aggregate Bond Index	4.33	5.06	6.47

*	Performance inception date of UBS U.S. Bond Relationship Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Bond Relationship Fund and the Lehman Brothers US Aggregate Bond Index

The graph depicts the performance of UBS U.S. Bond Relationship Fund versus the Lehman Brothers US Aggregate Bond Index from April 28, 2000, which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS U.S. Bond Relationship Fund

Top ten US bond holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
	Percentage of	As of December 31, 2006
	net assets
		Bonds
US Treasury Note		US bonds
5.125%, due 06/30/11	5.5%	US corporate bonds
US Treasury Note		Aerospace & defense	0.09%
4.875%, due 08/31/08	3.3	Automobiles	0.63
US Treasury Note		Beverages	0.10
4.625%, due 10/31/11	2.5	Capital markets	1.17
US Treasury Inflation Indexed Bond		Chemicals	0.19
2.000%, due 01/15/16	2.4	Commercial banks	1.33
US Treasury Note		Commercial services & supplies	0.12
4.875%, due 10/31/08	2.3	Construction materials	0.09
MLCC Mortgage Investors, Inc.,		Consumer finance	3.46
06-2, Class 4A		Diversified financial services	2.32
5.800%, due 05/25/36	2.0	Diversified telecommunication services	1.12
Ford Motor Credit Co.		Electric utilities	0.56
5.800%, due 01/12/09	2.0	Food & staples retailing	0.15
US Treasury Note		Food products	0.24
3.500%, due 05/31/07	2.0	Health care providers & services	0.14
US Treasury Note		Household durables	0.27
4.875%, due 05/15/09	1.9	Insurance	0.04
Federal National Mortgage Association		IT services	0.07
4.738%, due 03/01/35	1.7	Media	0.52
		Multi-utilities & unregulated power	0.65
Total	25.6%	Oil & gas	0.87
		Personal products	0.14
		Pharmaceuticals	0.44
		Real estate	0.34
		Road & rail	0.29
		Thrifts & mortgage finance	0.63
		Wireless telecommunication services	0.16

		Total US corporate bonds	16.13
		Asset-backed securities	5.49
		Commercial mortgage-backed securities	7.25
		Mortgage & agency debt securities	42.73
		US government obligations	25.09

		Total US bonds	96.69
		International bonds
		International corporate bonds
		Aerospace & defense	0.16
		Beverages	0.15
		Commercial banks	0.18
		Diversified telecommunication services	0.28
		Energy equipment & services	0.09
		Oil & gas	0.15

		Total international corporate bonds	1.01
		Sovereign/supranational bond	0.08

		Total international bonds	1.09

		Total bonds	97.78
		Short-term investments	1.38
		Options purchased	0.28

		Total investments	99.44
		Cash and other assets, less liabilities	0.56

		Net assets	100.00%

UBS U.S. Bond Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Bonds — 97.78%			EOP Operating LP
US bonds — 96.69%			7.250%, due 06/15/28	$115,000	$126,027
US corporate bonds — 16.13%			Erac USA Finance Co., 144A
Allergan, Inc.			8.000%, due 01/15/11	125,000	136,314
5.750%, due 04/01/16	$215,000	$217,436	Exelon Generation Co. LLC
American General Finance Corp.			5.350%, due 01/15/14	115,000	112,641
5.375%, due 10/01/12	65,000	64,820	FleetBoston Financial Corp.
AT&T Corp.			7.375%, due 12/01/09	55,000	58,057
8.000%, due 11/15/31	135,000	167,492	Ford Motor Credit Co.
AvalonBay Communities, Inc. REIT			5.800%, due 01/12/09	1,725,000	1,693,679
7.500%, due 08/01/09	80,000	84,189	Fortune Brands, Inc.
Avon Products, Inc.			5.375%, due 01/15/16	245,000	232,311
7.150%, due 11/15/09	110,000	115,156	General Electric Capital Corp.
Bank of America Corp., 144A			6.000%, due 06/15/12	780,000	807,433
5.420%, due 03/15/17	200,000	198,451	6.750%, due 03/15/32	95,000	108,801
Bank One Corp.			General Motors Acceptance Corp. LLC
7.875%, due 08/01/10	145,000	157,283	6.875%, due 09/15/11	345,000	353,866
BellSouth Corp.			Goldman Sachs Group, Inc.
6.550%, due 06/15/34	90,000	92,261	6.875%, due 01/15/11	505,000	534,578
Boeing Capital Corp., Ltd.			HSBC Finance Corp.
7.375%, due 09/27/10	115,000	123,292	6.750%, due 05/15/11	225,000	238,126
Bristol-Myers Squibb Co.			ICI Wilmington, Inc.
5.875%, due 11/15/36	85,000	83,642	4.375%, due 12/01/08	165,000	161,896
Burlington Northern Santa Fe Corp.			International Lease Finance Corp.
7.082%, due 05/13/29	60,000	67,848	3.500%, due 04/01/09	190,000	182,765
C.S. First Boston USA, Inc.			John Deere Capital Corp.
6.500%, due 01/15/12	135,000	141,876	7.000%, due 03/15/12	115,000	123,066
Capital One Financial Corp.			JPMorgan Chase & Co.
5.500%, due 06/01/15	155,000	154,893	6.750%, due 02/01/11	185,000	194,492
Cisco Systems, Inc.			Kinder Morgan Energy Partners LP
5.500%, due 02/22/16	70,000	70,045	5.125%, due 11/15/14	140,000	133,336
Citigroup, Inc.			5.800%, due 03/15/35	215,000	195,379
5.000%, due 09/15/14	519,000	506,750	Kraft Foods, Inc.
5.625%, due 08/27/12	210,000	213,038	5.625%, due 11/01/11	165,000	166,754
Comcast Cable Communications, Inc.			Kroger Co.
6.750%, due 01/30/11	295,000	309,098	7.500%, due 04/01/31	35,000	39,284
Computer Sciences Corp.			Lockheed Martin Corp.
3.500%, due 04/15/08	65,000	63,175	6.150%, due 09/01/36	75,000	78,798
ConAgra Foods, Inc.			Metlife, Inc.[1]
6.750%, due 09/15/11	31,000	32,647	6.400%, due 12/15/36	35,000	35,161
ConAgra Foods, Inc., 144A			Morgan Stanley
5.819%, due 06/15/17	49,000	48,468	6.750%, due 04/15/11	435,000	459,783
Coors Brewing Co.			New Cingular Wireless Services, Inc.
6.375%, due 05/15/12	85,000	87,959	8.750%, due 03/01/31	105,000	136,454
Countrywide Home Loans, Inc.			News America, Inc.
3.250%, due 05/21/08	135,000	131,242	6.200%, due 12/15/34	50,000	48,261
CRH America, Inc.			Norfolk Southern Corp.
6.000%, due 09/30/16	75,000	75,705	5.257%, due 09/17/14	45,000	44,593
DaimlerChrysler N.A. Holding Corp.			Pacific Gas & Electric Co.
4.050%, due 06/04/08	545,000	533,357	6.050%, due 03/01/34	75,000	75,643
Devon Financing Corp. ULC			PPL Capital Funding Trust I
6.875%, due 09/30/11	160,000	169,187	4.330%, due 03/01/09	65,000	63,242
7.875%, due 09/30/31	80,000	96,250	PPL Energy Supply LLC
Dominion Resources, Inc., Series B			6.000%, due 12/15/36	60,000	57,860
5.950%, due 06/15/35	85,000	83,566	6.400%, due 11/01/11	100,000	103,526
DTE Energy Co.			Prologis REIT
6.350%, due 06/01/16	75,000	77,909	5.625%, due 11/15/15	80,000	79,606
Duke Capital LLC			PSEG Power LLC
5.668%, due 08/15/14	75,000	74,797	6.950%, due 06/01/12	195,000	206,152

UBS U.S. Bond Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Qwest Capital Funding, Inc.			Massachusetts RRB Special Purpose Trust,
7.900%, due 08/15/10	$180,000	$187,425	99-1, Class A5
Residential Capital LLC.			7.030%, due 03/15/12	$290,000	$301,437
6.125%, due 11/21/08	205,000	206,016	Providian Gateway Master Trust,
Safeway, Inc.			04-AA, Class D, 144A3
7.250%, due 02/01/31	35,000	37,990	7.200%, due 03/15/11	200,000	200,656
Sprint Capital Corp.			Structured Asset Securities Corp.,
8.750%, due 03/15/32	155,000	186,560	03-AL2, Class A, 144A
Time Warner, Inc.			3.357%, due 01/25/31	132,923	121,886
7.625%, due 04/15/31	70,000	78,201	WFS Financial Owner Trust,
TXU Energy Co. LLC			04-3, Class D
7.000%, due 03/15/13	85,000	88,940	4.070%, due 02/17/12	125,738	124,478
U.S. Bank N.A.
6.375%, due 08/01/11	70,000	73,072	Total asset-backed securities
Valero Energy Corp.			(Cost $4,693,645)		4,661,179
7.500%, due 04/15/32	130,000	148,317
Verizon New York, Inc., Series B			Commercial mortgage-backed securities —7.25%
7.375%, due 04/01/32	235,000	242,640	Asset Securitization Corp.,
Wachovia Bank N.A.			95-MD4, Class A3[1]
7.800%, due 08/18/10	245,000	263,535	7.384%, due 08/13/29	850,000	859,509
Washington Mutual Preferred Funding Delaware,			Bear Stearns Commercial Mortgage Securities,
144A1,2			00-WF2, Class A2
6.534%, due 03/15/11	200,000	197,700	7.320%, due 10/15/32	160,000	169,923
Waste Management, Inc.			Bear Stearns Commercial Mortgage Securities,
7.375%, due 08/01/10	85,000	90,415	05-LXR1, Class G, 144A1
WellPoint, Inc.			6.300%, due 09/15/18	500,000	500,242
5.850%, due 01/15/36	125,000	121,431	First Union Commercial Mortgage Securities, Inc.,
Wells Fargo Bank N.A.			97-C2, Class A3
6.450%, due 02/01/11	360,000	375,954	6.650%, due 11/18/29	108,888	109,305
Wyeth			GS Mortgage Securities Corp., II,
5.500%, due 03/15/13	75,000	75,485	06-CC1, Class A, 144A1
Xcel Energy, Inc.			5.396%, due 03/21/46	1,025,000	1,019,373
7.000%, due 12/01/10	85,000	89,652	GS Mortgage Securities Corp., II,
			06-RR2, Class A1, 144A1
Total US corporate bonds (Cost $13,571,613)		13,693,049	5.689%, due 06/23/46	875,000	884,061
			Host Marriott Pool Trust,
Asset-backed securities — 5.49%			99-HMTA, Class A, 144A
Banc of America Securities Auto Trust,			6.980%, due 08/03/15	118,331	120,749
06-G1, Class B			Host Marriott Pool Trust,
5.340%, due 02/18/11	750,000	751,084	99-HMTA, Class C, 144A
Countrywide Asset-Backed Certificates,			7.730%, due 08/03/15	320,000	337,404
03-SD3, Class A1, 144A3			Host Marriott Pool Trust,
5.770%, due 12/25/32	9,268	9,298	99-HMTA, Class D, 144A
Countrywide Asset-Backed Certificates,			7.970%, due 08/03/15	230,000	243,415
04-SD1, Class A1, 144A3			Host Marriott Pool Trust,
5.690%, due 06/25/33	144,829	145,448	99-HMTA, Class E, 144A
Green Tree Financial Corp.,			8.070%, due 08/03/15	200,000	211,927
96-4, Class A6			Mach One Trust Commercial Mortgage-Backed,
7.400%, due 06/15/27	223,287	232,183	04-1A, Class A1, 144A
Greenwich Capital Commercial Funding Corp.,			3.890%, due 05/28/40	344,152	339,944
06-RR1, Class A1, 144A1			Morgan Stanley Capital I,
5.781%, due 07/18/49	1,000,000	1,024,688	03-T11, Class A4
GSAMP Trust,			5.150%, due 06/13/41	820,000	814,145
06-S2, Class A3[3]			Morgan Stanley Dean Witter Capital I,
5.628%, due 01/25/36	1,000,000	1,000,257	00-LIF2, Class A1
GSAMP Trust,			6.960%, due 10/15/33	16,367	16,432
06-S3, Class A2[3]			Salomon Brothers Mortgage Securities VII,
5.769%, due 05/25/36	750,000	749,764	00-C1, Class A2
			7.520%, due 12/18/09	250,000	262,976

UBS U.S. Bond Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

TIAA Retail Commercial Trust,			8.000%, due 09/01/25	$868	$914
01- C1A, Class A2, 144A			8.000%, due 11/01/27	13,408	14,124
6.300%, due 06/19/21	$267,426	$269,600	Federal Home Loan Mortgage Corp.,
			REMIC, 1595, Class D
Total commercial mortgage-backed securities			7.000%, due 10/15/13	38,303	38,717
(Cost $6,323,070)		6,159,005	Federal Home Loan Mortgage Corp.,
			REMIC, 2148, Class ZA
Mortgage & agency debt securities — 42.73%			6.000%, due 04/15/29	370,828	368,515
Adjustable Rate Mortgage Trust,			Federal Home Loan Mortgage Corp.,
06-1, Class 5A1[1]			REMIC, 2532, Class PD
6.102%, due 03/25/36	856,625	862,588	5.500%, due 06/15/26	364,267	363,703
Banc of America Funding Corp.,			Federal Home Loan Mortgage Corp.,
06-G, Class 3A2[1]			REMIC, 3114, Class KC
5.750%, due 07/20/36	1,000,000	999,621	5.000%, due 02/15/30	1,000,000	969,476
Bear Stearns Alt-A Trust,			Federal Home Loan Mortgage Corp.,
06-2, Class 22A1[1]			REMIC, 3149, Class PC
5.988%, due 03/25/36	867,766	873,778	6.000%, due 10/15/31	950,000	963,483
C.S. First Boston Mortgage Securities Corp.,			Federal Home Loan Mortgage Corp.,
01-26, Class 5A1[1]			REMIC, 3164, Class NC
7.343%, due 11/25/31	47,130	46,971	6.000%, due 12/15/32	750,000	758,676
C.S. First Boston Mortgage Securities Corp.,			Federal Home Loan Mortgage Corp.,
02-10, Class 2A1			REMIC, 3178, Class MC
7.500%, due 05/25/32	62,893	63,497	6.000%, due 04/15/32	750,000	756,756
C.S. First Boston Mortgage Securities Corp.,			Federal National Mortgage Association
03-8, Class 5A1			3.875%, due 07/15/08	865,000	849,709
6.500%, due 04/25/33	211,187	211,410	4.125%, due 05/15/10	850,000	828,955
C.S. First Boston Mortgage Securities Corp.,			4.250%, due 08/15/10	770,000	752,985
05-9, Class 3A1			4.375%, due 03/15/13	1,190,000	1,151,907
6.000%, due 10/25/35	744,215	743,814	4.738%, due 03/01/35[1]	1,489,722	1,472,822
Citicorp Mortgage Securities, Inc.,			5.200%, due 11/08/10	965,000	960,687
94-3, Class A13			5.500%, due 01/01/09	9,256	9,244
6.500%, due 02/25/24	147,817	147,308	5.500%, due 12/01/17	635,350	636,866
Countrywide Alternative Loan Trust,			5.500%, due 02/01/18	453,308	454,390
04-J8, Class 2A1			5.500%, due 07/01/18	452,693	453,557
7.000%, due 08/25/34	139,085	140,014	5.500%, due 11/01/23	68,398	67,975
Countrywide Home Loan Mortgage			5.500%, due 12/01/23	731,650	728,146
Pass Through Trust,			5.500%, due 03/01/33	313,424	310,293
06-HYB1, Class 1A1[1]			6.000%, due 06/01/23	9,611	9,731
5.385%, due 03/20/36	709,423	706,904	6.000%, due 03/01/28	19,539	19,762
Federal Home Loan Bank			6.000%, due 03/01/29	25,975	26,271
5.000%, due 10/02/09	795,000	795,343	6.000%, due 05/01/29	11,443	11,574
5.625%, due 06/13/16	505,000	519,737	6.000%, due 06/01/33	109,903	110,830
Federal Home Loan Mortgage Corp.			6.070%, due 05/12/16	555,000	558,640
5.600%, due 10/17/13	670,000	670,694	6.250%, due 02/01/11	845,000	880,607
5.750%, due 06/27/16	505,000	525,595	6.500%, due 08/01/16	257,925	264,226
Federal Home Loan Mortgage Corp., Gold			6.500%, due 08/01/28	11,680	11,988
5.500%, due 09/01/17	449,476	450,240	6.500%, due 09/01/28	5,642	5,791
5.500%, due 01/01/18	64,705	64,814	6.500%, due 06/01/29	227,461	233,300
5.500%, due 12/01/18	740,428	741,687	6.500%, due 12/01/29	1,290,658	1,325,132
5.500%, due 07/01/19	502,918	503,006	6.500%, due 05/01/30	103,288	106,017
5.500%, due 06/01/20	784,343	783,705	6.500%, due 10/01/30	90,289	92,606
5.500%, due 12/01/33	278,318	275,656	6.500%, due 05/01/31	1,036,787	1,062,460
6.500%, due 04/01/29	8,527	8,743	6.500%, due 11/01/31	22,522	23,057
6.500%, due 06/01/29	80,040	82,068	7.000%, due 05/01/26	10,761	11,110
6.500%, due 09/01/29	26,473	27,160	7.000%, due 11/01/31	27,963	28,774
6.500%, due 11/01/29	393,145	403,479	7.000%, due 04/01/32	50,839	52,296
6.500%, due 03/01/32	21,382	21,883	7.000%, due 04/01/32	31,067	31,958
6.500%, due 11/01/32	1,326,453	1,356,254	7.500%, due 05/01/31	17,403	18,107
7.000%, due 07/01/32	355,281	365,674	8.000%, due 11/01/22	2,776	2,930
7.500%, due 05/01/24	8,873	9,262

UBS U.S. Bond Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	Amount	Value		amount	Value

8.000%, due 09/01/27	$6,283	$6,649	US government obligations — 25.09%
9.500%, due 11/01/09	40,259	41,712	US Treasury Bonds
Federal National Mortgage Association Grantor Trust,			4.500%, due 02/15/36	$295,000	$280,527
00-T6, Class A1			6.250%, due 08/15/23	1,135,000	1,306,403
7.500%, due 06/25/30	135,880	140,591	8.125%, due 08/15/21	1,075,000	1,434,705
Federal National Mortgage Association Grantor Trust,			US Treasury Inflation Indexed Bonds (TIPS)
01-T5, Class A3[1]			2.000%, due 07/15/14	1,263,945	1,226,767
7.500%, due 06/19/30	65,691	68,162	2.000%, due 01/15/16	2,146,461	2,072,509
Federal National Mortgage Association Grantor Trust,			US Treasury Notes
REMIC, 01-T10, Class A2			3.500%, due 05/31/07	1,670,000	1,659,758
7.500%, due 12/25/41	125,592	130,436	3.875%, due 02/15/13	20,000	19,141
Federal National Mortgage Association Whole Loan,			4.500%, due 02/15/16	150,000	147,609
95-W3, Class A			4.625%, due 10/31/11	2,125,000	2,117,280
9.000%, due 04/25/25	1,823	1,976	4.875%, due 08/31/08	2,815,000	2,814,781
Federal National Mortgage Association Whole Loan,			4.875%, due 10/31/08	1,955,000	1,955,917
REMIC, 03-W6, Class 6A1			4.875%, due 05/15/09	1,645,000	1,648,599
5.826%, due 08/25/42	124,840	127,910	5.125%, due 06/30/11	4,550,000	4,626,781
Government National Mortgage Association
5.125%, due 12/20/29[1]	112,902	114,535	Total US government obligations
6.000%, due 12/20/28	155,285	157,449	(Cost $21,423,767)		21,310,777
6.000%, due 01/15/29	52,466	53,319
6.000%, due 02/20/29	65,763	66,667	Total US bonds (Cost $82,479,956)		82,113,674
6.000%, due 07/15/29	97,325	98,907
6.000%, due 08/20/29	17,481	17,721	International bonds — 1.09%
6.000%, due 09/20/29	9,444	9,574	International corporate bonds — 1.01%
6.500%, due 08/15/27	1,233	1,269	Canada — 0.31%
6.500%, due 01/15/29	4,192	4,311	Anadarko Finance Co., Series B
6.500%, due 05/15/29	8,383	8,622	6.750%, due 05/01/11	125,000	131,027
6.500%, due 12/15/29	83,972	86,365	Bombardier, Inc., 144A
6.500%, due 04/15/31	246,056	252,869	6.300%, due 05/01/14	145,000	136,300
7.000%, due 07/15/25	8,413	8,698
7.000%, due 04/15/26	19,041	19,694			267,327
7.000%, due 06/15/27	32,822	33,957
8.500%, due 12/15/17	9,922	10,604	Cayman Islands — 0.09%
9.500%, due 09/15/18	81,371	88,632	Transocean, Inc.
GSMPS Mortgage Loan Trust,			7.500%, due 04/15/31	65,000	73,568
01-2, Class A, 144A
7.500%, due 06/19/32	41,826	43,437	Luxembourg — 0.28%
JPMorgan Alternative Loan Trust,			Telecom Italia Capital S.A.
06-A4, Class A7[1]			5.250%, due 11/15/13	120,000	114,418
6.300%, due 09/25/36	750,000	761,901	6.375%, due 11/15/33	135,000	127,552
MLCC Mortgage Investors, Inc.,
03-D, Class XA1[4,5]					241,970
1.000%, due 08/25/28	3,349,580	14,524
MLCC Mortgage Investors, Inc.,			United Kingdom — 0.33%
06-2, Class 4A1			Abbey National PLC
5.800%, due 05/25/36	1,743,043	1,732,986	7.950%, due 10/26/29	55,000	69,641
Morgan Stanley Mortgage Loan Trust,			Royal Bank of Scotland Group PLC[2]
04-4, Class 2A1			9.118%, due 03/31/10	75,000	83,088
6.432%, due 09/25/34	314,728	318,957	SABMiller PLC, 144A
Washington Mutual, Inc.,			6.500%, due 07/01/16	120,000	125,175
02-AR17, Class 1A1
6.027%, due 11/25/42	688,849	691,320			277,904
Washington Mutual, Inc.,
06-AR16, Class 2A1[1]			Total international corporate bonds
5.668%, due 12/25/36	979,727	975,938	(Cost $865,291)		860,769

Total mortgage & agency debt securities			Sovereign/supranational bond — 0.08%
(Cost $36,467,861)		36,289,664	Pemex Project Funding Master Trust
			8.000%, due 11/15/11 (Cost $62,248)	60,000	66,150

			Total international bonds (Cost $927,539)		926,919

			Total bonds (Cost $83,407,495)		83,040,593

UBS U.S. Bond Relationship Fund—Schedule of investments

December 31, 2006

				Number of
	Shares	Value		contracts	Value

Short-term investments — 1.38%			Put options — 0.26%
Other* — 1.06%			90 Day Euro Futures, strike @ 94.25,
UBS Supplementary Trust —			expiration June 2007	303	$7,575
U.S. Cash Management Prime Fund,			90 Day Euro Futures, strike @ 94.75,
yield of 5.35%[6] (Cost $900,629)	900,629	$900,629	expiration June 2007	303	98,475
			90 Day Euro Futures, strike @ 95.00,
	Face		expiration September 2007	52	35,100
	amount		5 Year US Treasury Note Futures,
			strike @ 105.50, expiration February 2007	61	44,797
US government obligation — 0.32%			10 Year US Treasury Note Futures,
US Treasury Bills,[6,7]			strike @ 107.00, expiration February 2007	54	26,156
yield of 5.04%, due 01/04/07			10 Year US Treasury Note Futures,
(Cost $274,884)	$275,000	274,855	strike @ 106.00, expiration February 2007	21	4,266

Total short-term Investments					216,369
(Cost $1,175,513)		1,1751,484
			Total options purchased (Cost $233,153)		234,478
	Number of
	contracts		Total Investments — 99.44%
			(Cost $84,816,161)		84,450,555
Options purchased[8] — 0.28%			Cash and other assets, less liabilities — 0.56%		477,973
Call options — 0.02%
5 Year US Treasury Note Futures,			Net assets — 100.00%		$84,928,528
strike @105.50, expiration February 2007	61	18,109

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $84,816,161; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$545,326
Gross unrealized depreciation	(910,932)

Net unrealized depreciation	$(365,606)

1	Floating rate securities —The interest rates shown are the current rates as of December 31, 2006.
2	Perpetual Bond Security. The maturity date reflects the next call date.
3	Step Bonds — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.
4	Security is illiquid. This security amounted to $14,524 or 0.02% of net assets.
5	Interest only security —This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepaymets would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
6	Interest rate reflects yield at December 31, 2006.
7	This security was pledged to cover margin requirements for futures contracts.
8	Non-income producing securities.
*	Investment in affiliated mutual fund.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $6,314,536 or 7.44% of net assets.
GSAMP	Goldman Sachs Mortgage Securities Corp.
GSMPS	Goldman Sachs Mortgage Pass-through Securities Corp.
MLCC	Merrill Lynch Credit Corp.
REIT	Real Estate Investment Trust.
REMIC	Real Estate Mortgage Investment Conduit.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

UBS U.S. Bond Relationship Fund—Schedule of investments

December 31, 2006

Futures contracts
UBS U.S. Bond Relationship Fund had the following open futures contracts as of December 31, 2006

	Expiration			Unrealized
	date	Cost	Value	(depreciation)

US treasury note futures sale contracts:
5 Year US Treasury note, 14 contracts	March 2007	$1,471,802	$1,470,875	$(927)

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2006 was $274,855.

Put options written

	Expiration date	Premiums received	Value

90 Day Euro Futures, 607 contracts, strike @94.50	June 2007	$41,387	$(53,112)
90 Day Euro Futures, 52 contracts, strike @94.50	September 2007	5,655	(8,450)
10 Year US Treasury Note Futures, 54 contracts, strike @105.00	February 2007	8,235	(4,219)
10 Year US Treasury Note Futures, 21 contracts, strike @104.00	February 2007	3,203	(656)

		$58,480	$(66,437)

116	See accompanying notes to financial statements.

UBS U.S. Cash Management Prime Relationship Fund

For the fiscal year ended December 31, 2006, UBS U.S. Cash Management Prime Relationship Fund (the “Fund”) returned 5.13%, compared to the 4.75% return of the Citigroup 1-Month Treasury Bill Rate (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Moderating economic growth
After a prolonged period of overall solid growth, the US economy weakened during the fiscal year. Gross domestic product (or GDP—the market value of all goods and services produced within a country in a given period of time) increased a sharp 5.6% in the first quarter of 2006—its largest gain in nearly three years. However, second quarter GDP growth was 2.6%, and third quarter GDP was 2.0%. This more moderate expansion was attributed to several factors, including the delayed impact of rising short-term interest rates, high oil prices and the cooling of the once red-hot housing market.

A much anticipated pause
While the leadership at the Federal Reserve Board (the “Fed”) changed from Alan Greenspan to Ben Bernanke in early 2006, there was initially little deviation from its tightening campaign to ward off inflation. The Fed raised interest rates at each of its first four meetings in 2006, bringing the federal funds target rate to 5.25%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) After the June increase, the Fed then held rates steady at its meetings in August, September, October and December. The Fed indicated that future rate movements would be data dependent as it attempts to keep the economy growing at a reasonable pace and ward off inflation.

Proactively adjusting the Fund’s positioning
At the beginning of the reporting period, we generally kept the focus on a “bulleted” strategy by targeting securities with very specific maturities. We looked to hold securities that matured shortly before Fed meetings, allowing us to lock in higher yields after each rate increase. Toward the middle of the period, we de-emphasized this strategy as the future direction of short-term interest rates became less certain by selectively purchasing securities with maturities of three to six months. The shift in strategy allowed us to take advantage of a steeper yield curve and lock in higher yields while protecting the portfolio from a possible decline in short-term interest rates. As the yield curve flattened in September, we responded by purchasing more floating-rate securities. Rather than paying a fixed rate of interest, floating-rate securities offer interest payments which reset periodically, with rates tied to a representative interest rate index. We purchased floating-rate securities tied to the 1-month LIBOR, the prime rate, and the fed funds rate. (The London Interbank Offered Rate Index, or “LIBOR,” is an average of the interest rates that major international banks charge each other to borrow US dollars in the London money market.)

Over the course of the reporting period, we continued to emphasize repurchase agreements. A repurchase agreement is a contract through which a party sells a security (in this case, to the Fund) and agrees to buy back the security at a predetermined time and price, or upon demand. We found this area of the market to be an attractive opportunity, and increased our holdings in it during the fiscal year. We also increased our position in mortgage-backed securities.

Closely monitoring the economic landscape
Looking ahead, we will continue to monitor a number of factors, including inflation and the overall strength of the economy, both of which will likely be primary factors in the Fed’s future decisions on interest rates. We believe that it is likely that the economy will continue to expand, at a pace that is near its historical average. Our strategy is to position the portfolio accordingly, extending the Fund’s weighted average maturity by purchasing longer dated commercial paper and fixed rate notes. Overall, we believe the portfolio remains well diversified, and we anticipate continuing to seek out yield opportunities while maintaining liquidity.

UBS U.S. Cash Management Prime Relationship Fund—Schedule of investments

December 31, 2006

	Shares	Value

Short-term investment — 100.00%
Other*
UBS Supplementary Trust —
U.S. Cash Management Prime Fund,
yield of 5.35%[1]	607,594,929	$607,594,929

Total investments — 100.00%
(Cost $607,594,929)		$607,594,929
Liabilities, in excess of
cash and other assets — (0.00)%		(12,216)

Net assets — 100.00%		$607,582,713

Notes to schedule of investments
1	Interest rate reflects yield at December 31, 2006.
*	Investment in affiliated mutual fund.

118	See accompanying notes to financial statements.

UBS U.S. Securitized Mortgage Relationship Fund

For the fiscal year ended December 31, 2006, UBS U.S. Securitized Mortgage Relationship Fund (the “Fund”) returned 5.38%. For purposes of comparison, the Lehman Brothers MBS Fixed Rate Index returned 5.22% during the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Relative valuations drove sector allocation
After a weak start, the US bond market rallied in the second half of the fiscal year and posted positive results. The market’s turnaround was triggered by a pause in short-term interest rate hikes by the Federal Reserve Board (the “Fed”), weakening economic growth and fewer inflationary pressures. While the broad market, as measured by the Lehman Brothers Aggregate Bond Index, ended the first six months of the year relatively flat, it came back to finish the year up 4.33%. Securitized mortgages delivered solid returns in this period, outperforming the broad market.

Within the Fund we tended to emphasize asset-backed securities (ABS) and commercial asset backed securities (CMBS) at the expense of mortgage-backed securities (MBS). This strategy reflected our continued concern over a slowdown in the housing market.

Within the MBS market, as 30-year mortgages approached what we considered to be extreme valuations and implied volatility hit new lows, our strategy continued to opportunistically invest in sectors in the 15-year area. In particular, we increased the Fund’s exposure to hybrid adjustable rate mortgages (ARMs), as well as subordinated fixed rate and hybrid ARMs.

A continued economic expansion
Throughout 2006, the yield curve—which represents the relationship among yields of similar bonds of differing maturities—moved between very flat and inverted (when short-term interest rates are higher than long-term rates). At the end of the fiscal year, the yield available from two- and 10-year Treasuries was 4.82% and 4.71%, respectively. Historically, an inverted yield curve has been a precursor to a recession. We do not think this is the case today. In our view, the US economy has slowed, but will continue to grow at a reasonable pace in 2007. We will also continue our selective approach to investing in mortgage-backed securities.

UBS U.S. Securitized Mortgage Relationship Fund

Average annual total return (unaudited)

	1 year	Inception
	ended	09/26/01* to
	12/31/06	12/31/06

UBS U.S. Securitized Mortgage Relationship Fund	5.38%	4.50%

Lehman Brothers MBS Fixed Rate Index	5.22	4.64

*	Performance inception date of UBS U.S. Securitized Mortgage Relationship Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Securitized Mortgage Relationship Fund and the Lehman Brothers MBS Fixed Rate Index

The graph depicts the performance of UBS U.S. Securitized Mortgage Relationship Fund versus the Lehman Brothers MBS Fixed Rate Index from September 26, 2001, which is the inception date of the Fund, through December 31, 2006. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The comparison is shown for illustrative purposes only.

UBS U.S. Securitized Mortgage Relationship Fund

Top ten fixed income holdings (unaudited)		Industry diversification (unaudited)
As of December 31, 2006		As a percentage of net assets
		As of December 31, 2006
	Percentage of
	net assets	Bonds
		US bonds
Wells Fargo Mortgage Backed Securities Trust,		Asset-backed securities	10.12%
06-AR19, Class A6		Collateralized debt obligations	4.51
5.690%, due 12/25/36	2.6%	Commercial mortgage-backed securities	6.22
Washington Mutual, Inc.,		Mortgage & agency debt securities	77.26
06-AR16, Class 3A3
5.706%, due 12/25/36	1.8	Total US bonds	98.11
Banc of America Funding Corp.,		International bonds
06-H, Class 4A2		International asset-backed securities	0.68
5.895%, due 09/20/46	1.5
Home Equity Mortgage Trust,		Total bonds	98.79
06-5, Class M1		Short-term investment	1.81
5.640%, due 01/25/37	1.4
Federal Home Loan Mortgage Corp.,		Total investments	100.60
REMIC, 3192, Class GC		Liabilities, in excess of cash and other assets	(0.60)
6.000%, due 01/15/33	1.3
Federal National Mortgage Association		Net assets	100.00%
5.000%, due 04/01/20	1.2
Countrywide Home Loan Mortgage Pass
Through Trust, 06-19, Class M
6.000%, due 01/25/37	1.2
GS Mortgage Securities Corp., II,
06-CC1, Class A
5.396%, due 03/21/46	1.1
Federal Home Loan Mortgage Corp.,
REMIC, 3164, Class NC
6.000%, due 12/15/32	1.1
MLCC Mortgage Investors, Inc.,
06-2, Class 4A
5.800%, due 05/25/36	1.1

Total	14.3%

UBS U.S. Securitized Mortgage Relationship Fund—Schedule of investments

December 31, 2006

Bonds — 98.79%			GSAMP Trust,
US bonds — 97.66%			06-S6, Class M6[2]
Asset-backed securities — 10.12%			7.000%, due 10/25/36	$4,667,000	$4,535,111
Compucredit Acquired Portfolio Voltage			Home Equity Mortgage Trust,
Master Trust, 06-1A, Class A2, 144A1			05-4, Class M1[2]
5.650%, due 09/15/18	$6,084,993	$6,084,993	5.484%, due 01/25/36	5,000,000	4,963,771
Conseco Finance Securitizations Corp.,			Home Equity Mortgage Trust,
00-2, Class A4			06-3, Class A2[1]
8.480%, due 12/01/30	249,527	249,676	5.594%, due 09/25/36	4,000,000	4,007,122
Conseco Finance Securitizations Corp.,			Home Equity Mortgage Trust,
01-C, Class M2[1]			06-5, Class M1[1]
6.500%, due 08/15/33	1,420,306	1,423,872	5.640%, due 01/25/37	24,000,000	24,000,187
Countrywide Asset-Backed Certificates,			Irwin Home Equity,
03-SD3, Class A1, 144A2			05-C, Class 1M3[2]
5.770%, due 12/25/32	36,161	36,276	6.150%, due 04/25/30	5,000,000	4,921,269
Countrywide Asset-Backed Certificates,			Merrill Lynch Mortgage Investors, Inc.,
04-SD1, Class A1, 144A2			06-F1, Class M1
5.690%, due 06/25/33	467,191	469,188	6.000%, due 04/25/36	3,719,921	3,691,466
C.S. First Boston Mortgage Securities Corp.,			Providian Gateway Master Trust,
05-AGE1, Class A2[2]			04-AA, Class C, 144A1
4.640%, due 02/25/32	7,550,000	7,433,787	6.250%, due 03/15/11	2,270,000	2,273,548
First Franklin Mortgage Loan Asset Backed			Providian Gateway Master Trust,
Certificates, 06-FFA, Class M8[2]			04-AA, Class D, 144A1
6.570%, due 09/25/26	8,862,000	8,789,047	7.200%, due 03/15/11	3,510,000	3,521,516
First Franklin Mortgage Loan Asset Backed			Terwin Mortgage Trust,
Certificates, 06-FFA, Class M9[2]			06-1, Class 2M2, 144A2
8.070%, due 09/25/26	6,715,000	6,561,495	4.250%, due 01/25/37	3,500,000	3,329,550
First Franklin Mortgage Loan Asset Backed			Washington Mutual Master Note Trust,
Certificates, 06-FFB, Class A3[2]			06-C3A, Class C3A, 144A1
5.555%, due 12/25/26	10,000,000	10,000,000	5.730%, due 10/15/13	15,000,000	14,999,850
First Franklin Mortgage Loan Asset-Backed			Waverly Community School,
Certificates, 05-FFA, Class M2[2]			06-1, Class A4[2]
5.475%, due 03/25/25	5,559,000	5,457,678	6.166%, due 05/25/36	9,481,000	9,615,156
Green Tree Financial Corp.,			Wells Fargo Home Equity Trust,
94-5, Class A5			05-3, Class M8[1]
8.300%, due 11/15/19	615,273	638,724	6.750%, due 11/25/35	5,260,000	5,145,683
Green Tree Financial Corp.,			WFS Financial Owner Trust,
96-4, Class A6			04-3, Class D
7.400%, due 06/15/27	577,919	600,943	4.070%, due 02/17/12	359,253	355,652
Green Tree Financial Corp.,			WFS Financial Owner Trust,
99-1, Class A5			05-1, Class D
6.110%, due 09/01/23	10,088,313	10,147,804	4.090%, due 08/17/12	933,184	922,212
Green Tree Financial Corp.,
99-3, Class A5			Total asset-backed securities
6.160%, due 02/01/31	2,778,946	2,780,045	(Cost $170,625,997)		169,798,953
Green Tree Financial Corp.,
99-3, Class A6			Collateralized debt obligations[3]— 4.51%
6.500%, due 02/01/31	2,185,000	2,190,042	Abacus Ltd.,
Green Tree Financial Corp.,			06-13A, Class K1
99-4, Class A5			7.250%, due 09/28/46	6,000,000	6,000,000
6.970%, due 05/01/31	3,131,107	3,143,278	Abacus Ltd.,
GSAMP Trust,			06-17A, Class H1
05-S2, Class B2[2]			6.500%, due 12/28/47	6,780,000	6,780,000
6.442%, due 11/25/34	1,527,382	1,505,897	Abacus Ltd.,
GSAMP Trust,			06-17A, Class J1
06-S2, Class A3[2]			6.900%, due 12/28/47	7,260,000	7,260,000
5.628%, due 01/25/36	16,000,000	16,004,115	Ansonia CDO Ltd.,
			06-1A, Class G
			7.149%, due 07/28/46	8,752,000	8,842,255

UBS U.S. Securitized Mortgage Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Ansonia CDO Ltd.,			Morgan Stanley Dean Witter Capital I,
06-1A, Class H			01-TOP1, Class A4
7.445%, due 07/28/46	$6,218,000	$6,287,224	6.660%, due 02/15/33	$5,203,000	$5,435,912
Black Diamond CLO,			TIAA Retail Commercial Trust,
06-1, Class D			01- C1A, Class A2, 144A
6.700%, due 02/25/19	9,000,000	9,000,000	6.300%, due 06/19/21	534,852	539,200
Calculus SCRE Trust,			Wachovia Bank Commercial Mortgage Trust,
06-8, Class Note[1]			02-WHL, Class L, 144A1
7.050%, due 10/01/37	4,200,000	4,200,000	8.350%, due 03/15/15	4,000,000	3,999,441
G-Force CDO Ltd.,
06-1A, Class A3			Total commercial mortgage-backed securities
5.600%, due 09/27/46	12,373,000	12,444,531	(Cost $104,567,393)		104,374,851
Greywolf CLO Ltd.,
07-1A, Class C1			Mortgage & agency debt securities — 76.81%
6.060%, due 02/18/21	8,900,000	8,900,000	Adjustable Rate Mortgage Trust,
LNR CDO Ltd.,			05-11, Class CB2[1]
02-1A, Class EFX			5.443%, due 02/25/36	4,374,642	4,268,246
7.781%, due 07/24/37	5,500,000	5,980,391	Adjustable Rate Mortgage Trust,
			05-12, Class CB2[1]
Total collateralized debt obligations			5.725%, due 03/25/36	4,647,224	4,566,223
(Cost $75,379,353)		75,694,401	Adjustable Rate Mortgage Trust,
			05-3, Class CB1[1]
Commercial mortgage-backed securities — 6.22%			4.806%, due 07/25/35	9,380,318	9,186,674
Banc of America Large Loan,			Adjustable Rate Mortgage Trust,
05-ESHA, Class H, 144A1			06-1, Class 5A1[1]
6.450%, due 07/14/20	5,500,000	5,506,778	6.102%, due 03/25/36	16,061,719	16,173,525
Bear Stearns Commercial Mortgage Securities,			American Home Mortgage Investment Trust,
05-LXR1, Class G, 144A1			06-1, Class 2M1[1]
6.300%, due 09/15/18	7,500,000	7,503,626	5.300%, due 12/25/35	7,855,312	7,691,387
Bear Stearns Commercial Mortgage Securities,			Banc of America Funding Corp.,
05-LXR1, Class H, 144A1			06-R2, Class A2
6.550%, due 09/15/18	7,600,000	7,605,005	6.059%, due 07/28/46	10,000,000	10,029,687
Commercial Mortgage Pass-Through Certificates,			Banc of America Funding Corp.,
06-CN2A, Class K, 144A1			06-7, Class 1B1
5.570%, due 02/05/19	8,500,000	8,457,186	6.250%, due 09/25/36	6,017,390	6,110,707
First Union Commercial Mortgage Trust,			Banc of America Funding Corp.,
99-C1, Class C1			06-7, Class 1B2
6.472%, due 10/15/35	2,500,000	2,629,296	6.250%, due 09/25/36	1,836,373	1,837,879
G-Force LLC,			Banc of America Funding Corp.,
05-RR2, Class A2, 144A			06-7, Class 1B3
5.158%, due 12/25/39	10,250,000	10,109,062	6.250%, due 09/25/36	1,001,567	965,182
GS Mortgage Securities Corp., II,			Banc of America Funding Corp.,
06-CC1, Class A, 144A1			06-H, Class 4A2[1]
5.396%, due 03/21/46	19,299,000	19,193,048	5.895%, due 09/20/46	25,792,000	25,885,697
GS Mortgage Securities Corp., II,			Banc of America Funding Corp.,
06-RR2, Class A1, 144A1			06-I, Class 5A2[1]
5.689%, due 06/23/46	14,455,000	14,604,686	5.750%, due 10/20/46	18,485,000	18,175,954
GS Mortgage Securities Corp., II,			Banc of America Funding Corp.,
98-GLII, Class D1			06-J, Class 5A2[1]
6.971%, due 04/13/31	6,000,000	6,124,100	5.750%, due 01/20/47	5,000,000	5,047,266
Host Marriott Pool Trust,			Banc of America Mortgage Securities,
99-HMTA, Class C, 144A			02-K, Class 1A1[1]
7.730%, due 08/03/15	5,275,000	5,561,900	6.396%, due 10/20/32	2,630,870	2,645,212
Host Marriott Pool Trust,			Bank of America Alternative Loan Trust,
99-HMTA, Class D, 144A			04-10, Class 2CB1
7.970%, due 08/03/15	3,460,000	3,661,808	6.000%, due 11/25/34	3,322,285	3,323,679
Host Marriott Pool Trust,			Bank of America Alternative Loan Trust,
99-HMTA, Class E, 144A			05-10, Class 1CB4
8.070%, due 08/03/15	3,250,000	3,443,803	5.500%, due 11/25/35	2,223,533	2,209,816

UBS U.S. Securitized Mortgage Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Bank of America Alternative Loan Trust,			Countrywide Alternative Loan Trust,
05-8, Class 2CB1			04-J8, Class 2A1
6.000%, due 09/25/35	$11,075,702	$11,085,605	7.000%, due 08/25/34	$2,612,083	$2,629,534
Bear Stearns Adjustable Rate Mortgage Trust,			Countrywide Alternative Loan Trust,
05-1, Class B1[1]			05-J2, Class 2A1
4.913%, due 03/25/35	7,852,099	7,923,259	7.500%, due 12/25/34	2,069,860	2,083,259
Bear Stearns Adjustable Rate Mortgage Trust,			Countrywide Alternative Loan Trust,
05-3, Class B1[1]			06-19CB, Class A24
5.126%, due 06/25/35	7,053,402	7,121,732	6.000%, due 08/25/36	7,017,720	6,965,087
Bear Stearns Alt-A Trust,			Countrywide Alternative Loan Trust,
05-2, Class 2B2[1]			06-5T2, Class A3
5.238%, due 04/25/35	6,174,981	6,067,884	6.000%, due 04/25/36	1,275,221	1,283,505
Bear Stearns Alt-A Trust,			Countrywide Home Loan Mortgage Pass
06-2, Class 22A1[1]			Through Trust, 06-13, Class B1
5.988%, due 03/25/36	14,773,723	14,876,065	6.250%, due 09/25/36	1,128,778	1,122,014
C.S. First Boston Mortgage Securities Corp.,			Countrywide Home Loan Mortgage Pass
01-26, Class 5A1[1]			Through Trust, 06-16, Class M1[1]
7.343%, due 11/25/31	801,818	799,116	6.250%, due 11/25/36	5,989,795	6,078,004
C.S. First Boston Mortgage Securities Corp.,			Countrywide Home Loan Mortgage Pass
02-10, Class 2A1			Through Trust, 06-17, Class M
7.500%, due 05/25/32	3,558,839	3,593,052	6.000%, due 12/25/36	12,228,442	12,173,561
C.S. First Boston Mortgage Securities Corp.,			Countrywide Home Loan Mortgage Pass
03-27, Class 9A1			Through Trust, 06-18, Class M
7.000%, due 11/25/33	1,909,259	1,918,101	6.000%, due 12/25/36	12,206,343	12,145,727
C.S. First Boston Mortgage Securities Corp.,			Countrywide Home Loan Mortgage Pass
03-8, Class 5A1			Through Trust, 06-19, Class B1
6.500%, due 04/25/33	2,547,122	2,549,806	6.000%, due 01/25/37	7,483,745	7,337,946
C.S. First Boston Mortgage Securities Corp.,			Countrywide Home Loan Mortgage Pass
05-10, Class 10A3			Through Trust, 06-19, Class B2
6.000%, due 11/25/35	2,304,235	2,319,877	6.000%, due 01/25/37	3,741,873	3,421,049
C.S. First Boston Mortgage Securities Corp.,			Countrywide Home Loan Mortgage Pass
05-11, Class 1A1			Through Trust, 06-19, Class M
6.500%, due 12/25/35	10,388,356	10,508,477	6.000%, due 01/25/37	19,316,918	19,220,888
C.S. First Boston Mortgage Securities Corp.,			Countrywide Home Loan Mortgage Pass
05-11, Class 4A1			Through Trust, 06-HYB1, Class 1A1[1]
7.000%, due 12/25/35	10,583,088	10,782,644	5.385%, due 03/20/36	12,519,230	12,474,769
C.S. First Boston Mortgage Securities Corp.,			Credit Suisse Mortgage Capital Certificates,
05-12, Class 1A1			06-2, Class 3A1
6.500%, due 01/25/36	11,995,548	12,135,535	6.500%, due 03/25/36	15,505,730	15,708,739
C.S. First Boston Mortgage Securities Corp.,			Credit Suisse Mortgage Capital Certificates,
05-8, Class 8A1			06-2, Class CB3[1]
7.000%, due 09/25/35	11,614,921	11,825,441	5.857%, due 03/25/36	1,106,640	1,031,424
C.S. First Boston Mortgage Securities Corp.,			Credit Suisse Mortgage Capital Certificates,
05-9, Class 3A1			06-4, Class 8A1
6.000%, due 10/25/35	3,125,704	3,124,020	7.000%, due 05/25/36	14,006,900	14,312,084
Citicorp Mortgage Securities, Inc.,			Credit Suisse Mortgage Capital Certificates,
06-5, Class B2[1]			06-TF2A, Class SVE, 144A1
5.915%, due 10/25/36	2,806,592	2,742,128	5.900%, due 10/15/21	15,500,000	15,500,000
Citicorp Mortgage Securities, Inc.,			Federal Home Loan Mortgage Corp.[1]
06-5, Class B3[1]			6.893%, due 03/01/30	982,884	1,010,897
5.915%, due 10/25/36	1,683,756	1,560,368	Federal Home Loan Mortgage Corp. Strip[4,5]
Citicorp Mortgage Securities, Inc.,			4.500%, due 10/01/35	9,883,678	2,532,544
94-3, Class A13			6.500%, due 08/01/28	2,948,214	730,586
6.500%, due 02/25/24	64,184	63,963	6.500%, due 06/01/31	3,492,978	807,049
Countrywide Alternative Loan Trust,			Federal Home Loan Mortgage Corp. Strip[5,6]
04-J10, Class 4CB1			0.000%, due 01/01/32	2,590,875	2,058,072
6.500%, due 10/25/34	4,764,565	4,836,719	0.000%, due 11/01/33	8,643,866	6,186,559
Countrywide Alternative Loan Trust,			0.000%, due 02/01/35	7,806,402	6,159,367
04-J11, Class 3A1
7.250%, due 08/25/32	1,590,870	1,611,057

UBS U.S. Securitized Mortgage Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Federal Home Loan Mortgage Corp.			Federal Home Loan Mortgage Corp., Gold
Structured Pass Through Securities,			5.500%, due 12/01/17	$377,772	$378,414
REMIC, T-42, Class A5			5.500%, due 01/01/18	224,444	224,825
7.500%, due 02/25/42	$3,995,983	$4,149,985	5.500%, due 04/01/18	180,629	180,858
Federal Home Loan Mortgage Corp.,			5.500%, due 06/01/20	392,171	391,852
REMIC, 1595, Class D			6.000%, due 12/01/13	879,930	893,138
7.000%, due 10/15/13	148,173	149,772	6.000%, due 12/01/17	186,159	188,895
Federal Home Loan Mortgage Corp.,			6.000%, due 03/01/29	185,703	187,827
REMIC, 2148, Class ZA			6.000%, due 08/01/29	5,277,693	5,341,606
6.000%, due 04/15/29	7,151,684	7,107,069	6.000%, due 03/01/31	28,562	28,889
Federal Home Loan Mortgage Corp.,			6.000%, due 03/01/32	2,084,654	2,106,410
REMIC, 2178, Class PB			6.500%, due 01/01/29	633,714	650,371
7.000%, due 08/15/29	2,476,456	2,540,185	6.500%, due 02/01/29	9,738,349	9,991,464
Federal Home Loan Mortgage Corp.,			6.500%, due 04/01/29	6,948	7,124
REMIC, 2297, Class NB			6.500%, due 06/01/29	881,686	904,025
6.000%, due 03/15/16	238,606	241,706	6.500%, due 07/01/29	1,131,660	1,161,406
Federal Home Loan Mortgage Corp.,			6.500%, due 09/01/29	2,064,180	2,117,759
REMIC, 2426, Class GH			6.500%, due 11/01/29	308,900	317,020
6.000%, due 08/15/30	1,465,806	1,468,691	6.500%, due 03/01/32	3,843,973	3,934,137
Federal Home Loan Mortgage Corp.,			6.500%, due 10/01/32	5,110,132	5,224,941
REMIC, 2430, Class UC			6.500%, due 11/01/32	292,640	299,215
6.000%, due 09/15/16	1,262,580	1,270,565	7.000%, due 07/01/12	313,968	322,635
Federal Home Loan Mortgage Corp.,			7.000%, due 04/01/32	2,241,653	2,307,227
REMIC, 2773, Class EW4,5			7.000%, due 07/01/32	3,418,234	3,518,225
4.500%, due 05/15/10	2,215,128	17,947	7.000%, due 02/01/36	1,993,822	2,045,329
Federal Home Loan Mortgage Corp.,			7.500%, due 08/01/09	13,674	13,829
REMIC, 2978, Class JD			7.500%, due 07/01/11	381,481	392,484
5.500%, due 08/15/31	11,000,000	10,963,565	7.500%, due 02/01/24	1,103,557	1,151,204
Federal Home Loan Mortgage Corp.,			7.500%, due 05/01/24	940,858	982,112
REMIC, 3005, Class U1[4,5]			8.000%, due 07/01/25	137,622	144,973
0.750%, due 06/15/31	23,296,522	591,380	8.000%, due 11/01/27	135,330	142,559
Federal Home Loan Mortgage Corp.,			8.000%, due 01/01/30	42,729	44,943
REMIC, 3033, Class OI4,5			8.000%, due 02/01/34	2,417,963	2,543,255
5.500%, due 10/15/22	7,053,141	329,841	Federal National Mortgage Association
Federal Home Loan Mortgage Corp.,			4.738%, due 03/01/35[1]	370,339	366,138
REMIC, 3036, Class NC			4.889%, due 05/01/35[1]	521,116	517,744
5.000%, due 03/15/31	10,581,000	10,313,025	5.000%, due 10/01/10	734,184	732,689
Federal Home Loan Mortgage Corp.,			5.000%, due 04/01/20	19,704,547	19,392,482
REMIC, 3062, Class HD			5.002%, due 06/01/35[1]	384,381	382,916
5.000%, due 06/15/31	11,000,000	10,716,221	5.500%, due 01/01/23	3,567,190	3,550,881
Federal Home Loan Mortgage Corp.,			5.500%, due 02/01/23	7,723,963	7,686,968
REMIC, 3067, Class PH			5.500%, due 11/01/23	164,828	163,808
5.500%, due 05/15/29	5,000,000	4,997,271	5.500%, due 04/01/24	4,938,190	4,911,893
Federal Home Loan Mortgage Corp.,			5.500%, due 07/01/33	8,392,966	8,307,411
REMIC, 3081, Class CN			5.500%, due 10/01/33	3,929,825	3,889,766
5.500%, due 09/15/30	9,571,000	9,511,056	5.500%, due 11/01/34	4,148,926	4,104,446
Federal Home Loan Mortgage Corp.,			6.000%, due 03/01/12	979,477	998,445
REMIC, 3114, Class KC			6.000%, due 08/01/17	69,795	70,821
5.000%, due 02/15/30	18,000,000	17,450,566	6.000%, due 04/01/18	1,859,940	1,888,148
Federal Home Loan Mortgage Corp.,			6.000%, due 02/01/19	2,279,010	2,314,383
REMIC, 3149, Class PC			6.000%, due 01/01/20	2,640,398	2,676,546
6.000%, due 10/15/31	13,141,000	13,327,501	6.000%, due 02/01/20	1,676,499	1,699,451
Federal Home Loan Mortgage Corp.,			6.000%, due 02/01/22	1,736,386	1,759,381
REMIC, 3164, Class NC			6.000%, due 06/01/23	1,806,134	1,828,795
6.000%, due 12/15/32	18,270,000	18,481,342	6.000%, due 01/01/24	1,691,074	1,710,697
Federal Home Loan Mortgage Corp.,			6.000%, due 03/01/28	1,294,607	1,309,357
REMIC, 3192, Class GC			6.000%, due 12/01/28	661,241	668,775
6.000%, due 01/15/33	21,331,772	21,569,749	6.000%, due 03/01/29	930,970	941,577
			6.000%, due 04/01/29	1,794,695	1,814,056

UBS U.S. Securitized Mortgage Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

6.000%, due 05/01/29	$882,574	$892,630	5.500%, due 02/01/36	$10,360,949	$2,462,157
6.000%, due 07/01/29	2,734,116	2,768,494	6.000%, due 05/01/29	7,921,322	1,708,786
6.000%, due 12/01/29	4,390,626	4,440,651	6.000%, due 10/01/35	5,551,255	1,130,881
6.000%, due 06/01/33	78,502	79,164	6.000%, due 10/01/35[1]	2,166,256	448,239
6.000%, due 11/01/34	6,472,575	6,521,086	6.500%, due 11/01/31	1,275,628	278,488
6.000%, due 01/01/35	4,117,027	4,147,883	6.500%, due 10/01/35	2,807,282	611,836
6.500%, due 12/01/14	2,087,147	2,137,324	6.500%, due 10/01/35[1]	2,454,013	534,072
6.500%, due 04/01/16	989,481	1,016,234	Federal National Mortgage Association
6.500%, due 08/01/16	128,120	131,250	Principal Strips[5,6]
6.500%, due 06/01/17	2,390,365	2,448,424	0.000%, due 02/01/32	2,565,507	2,028,982
6.500%, due 10/01/18	282,480	284,170	0.000%, due 04/01/32	2,319,622	1,834,548
6.500%, due 10/01/27	2,958,235	3,037,201	0.000%, due 07/01/32	2,727,427	2,160,545
6.500%, due 08/01/28	969,110	994,712	0.000%, due 01/01/33	12,892,330	9,801,601
6.500%, due 09/01/28	57,768	59,294	0.000%, due 09/01/33	16,177,669	11,792,397
6.500%, due 12/01/28	2,686,421	2,757,390	0.000%, due 12/01/33	5,114,196	3,997,001
6.500%, due 01/01/29	499,450	512,782	0.000%, due 03/01/34	6,285,559	4,782,925
6.500%, due 04/01/29	2,819,565	2,893,100	0.000%, due 08/01/34	9,947,133	7,556,252
6.500%, due 06/01/29	2,848,061	2,921,166	Federal National Mortgage Association
6.500%, due 08/01/29	1,335,862	1,370,151	Whole Loan, 95-W3, Class A
6.500%, due 12/01/29	10,623,355	10,907,108	9.000%, due 04/25/25	234,971	254,714
6.500%, due 05/01/30	92,959	95,415	Federal National Mortgage Association
6.500%, due 10/01/30	1,858,493	1,906,197	Whole Loan, 01-W3, Class A
6.500%, due 07/01/31	141,082	144,434	7.000%, due 09/25/41	2,677,770	2,743,828
6.500%, due 11/01/31	65,943	67,510	Federal National Mortgage Association
6.500%, due 04/01/32	5,172,651	5,291,212	Whole Loan, REMIC, 02-W1, Class 2A
7.000%, due 04/01/18	160,549	161,711	7.500%, due 02/25/42	392,789	407,334
7.000%, due 05/01/26	700,185	722,904	Federal National Mortgage Association
7.000%, due 03/01/31	291,729	301,195	Whole Loan, REMIC, 03-W6, Class 6A1
7.000%, due 11/01/31	1,310,703	1,348,740	5.826%, due 08/25/42	1,649,114	1,689,662
7.000%, due 04/01/32	3,519,329	3,620,291	Federal National Mortgage Association
7.000%, due 06/01/32	767,560	787,996	Whole Loan, REMIC, 04-W1, Class 3A1
7.000%, due 10/01/33	1,053,735	1,080,078	5.819%, due 01/25/43	2,354,635	2,440,460
7.000%, due 01/01/34	1,531,234	1,571,429	Federal National Mortgage Association
7.500%, due 03/01/16	386,765	405,063	Whole Loan, REMIC, 04-W8, Class 3A
7.500%, due 02/01/27	526,712	549,997	7.500%, due 06/25/44	3,456,226	3,611,797
7.500%, due 05/01/31	197,236	205,212	Federal National Mortgage Association
8.000%, due 11/01/22	460,027	485,648	Whole Loan, REMIC, 04-W12, Class 1A3
9.500%, due 11/01/09	461,790	478,460	7.000%, due 07/25/44	1,954,170	2,021,807
Federal National Mortgage Association			Federal National Mortgage Association
Grantor Trust, 00-T6, Class A1			Whole Loan, REMIC, 04-W15, Class 1A3
7.500%, due 06/25/30	1,008,617	1,043,586	7.000%, due 08/25/44	2,032,547	2,107,918
Federal National Mortgage Association			Federal National Mortgage Association,
Grantor Trust, 01-T3, Class A1			REMIC, 93-106, Class Z
7.500%, due 11/25/40	304,130	312,004	7.000%, due 06/25/13	94,495	97,417
Federal National Mortgage Association			Federal National Mortgage Association,
Grantor Trust, 01-T4, Class A1			REMIC, 97-M3, Class Z1
7.500%, due 07/25/41	2,375,007	2,461,082	7.011%, due 03/17/20	5,112,279	5,139,089
Federal National Mortgage Association			Federal National Mortgage Association,
Grantor Trust, 01-T5, Class A3[1]			REMIC, 98-73, Class MZ
7.500%, due 06/19/30	1,846,311	1,915,754	6.300%, due 10/17/38	7,932,021	8,280,173
Federal National Mortgage Association			Federal National Mortgage Association,
Grantor Trust, REMIC, 01-T10, Class A2			REMIC, 02-53, Class PD
7.500%, due 12/25/41	3,789,671	3,935,836	6.000%, due 01/25/32	2,854,275	2,894,247
Federal National Mortgage Association			Federal National Mortgage Association,
Grantor Trust, 02-T19, Class A1			REMIC, 03-14, Class BI4,5
6.500%, due 07/25/42	1,238,506	1,264,190	6.000%, due 10/25/14	1,236,869	77,453
Federal National Mortgage Association			Federal National Mortgage Association,
Interest Strips[4,5]			REMIC, 03-22, Class MI4,5
5.000%, due 08/01/35	16,917,012	4,058,183	6.500%, due 04/25/33	3,617,570	781,457
5.500%, due 02/01/33	22,016,882	4,895,513

UBS U.S. Securitized Mortgage Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

Federal National Mortgage Association,			8.000%, due 12/15/23	$262,582	$277,746
REMIC, 03-44, Class IO4,5			8.500%, due 12/15/17	1,318,126	1,408,785
6.500%, due 06/25/33	$5,026,898	$1,161,487	Government National Mortgage Association,
Federal National Mortgage Association,			REMIC, 02-23, Class PD
REMIC, 05-56, Class PO5,6			6.500%, due 06/16/31	821,468	825,945
0.000%, due 07/25/35	2,939,752	2,295,424	Greenwich Capital Commercial Funding Corp.,
Federal National Mortgage Association,			06-RR1, Class A1, 144A1
REMIC, 05-86, Class AI4,5			5.781%, due 03/18/49	10,000,000	10,246,875
6.000%, due 10/25/35	9,429,829	1,991,711	GSMPS Loan Trust,
Federal National Mortgage Association,			04-4, Class 1AF, 144A1
REMIC, 05-109, Class PB			5.750%, due 06/25/34	4,249,237	4,271,438
6.000%, due 01/25/34	12,000,000	12,229,283	GSMPS Loan Trust,
First Horizon Alternative Mortgage Securities,			01-2, Class A, 144A
04-AA3, Class A1[1]			7.500%, due 06/19/32	415,594	431,602
5.312%, due 09/25/34	3,207,361	3,207,703	GSR Mortgage Loan Trust,
First Horizon Asset Securities, Inc.,			05-4F, Class 3A1
04-FL1, Class 1A1[1]			6.500%, due 04/25/20	7,112,252	7,289,137
5.620%, due 02/25/35	565,456	566,066	Homebanc Mortgage Trust,
GMAC Mortgage Corp.[5,7]			04-1, Class 2A1
11.625%, due 10/01/12	13,287	13,287	5.780%, due 08/25/29	1,785,168	1,786,977
GMAC Mortgage Corp. Loan Trust,			Indymac Index Mortgage Loan Trust,
06-AR2, Class 3A1[1]			04-AR4, Class B1[1]
6.072%, due 05/19/36	15,545,997	15,777,763	4.720%, due 08/25/34	9,486,540	9,329,595
Government National Mortgage Association			Indymac Index Mortgage Loan Trust,
5.125%, due 10/20/29[1]	24,368	24,719	05-AR1, Class B1[1]
5.125%, due 12/20/29[1]	52,055	52,808	5.290%, due 03/25/35	7,925,003	7,943,967
6.000%, due 09/20/28	442,741	448,910	Indymac Index Mortgage Loan Trust,
6.000%, due 11/20/28	151,413	153,523	05-AR3, Class B1[1]
6.000%, due 12/20/28	78,128	79,217	5.431%, due 04/25/35	7,483,882	7,518,229
6.000%, due 01/15/29	33,578	34,124	Indymac Index Mortgage Loan Trust,
6.000%, due 02/20/29	2,027,776	2,055,666	06-AR25, Class Class B1[1]
6.000%, due 04/20/29	363,106	368,100	6.308%, due 09/25/36	5,983,232	6,044,934
6.000%, due 05/20/29	2,278,284	2,309,619	JPMorgan Alternative Loan Trust,
6.000%, due 06/20/29	170,414	172,758	05-S1, Class 1A10
6.000%, due 07/15/29	2,482,004	2,522,346	6.500%, due 12/25/35	3,539,050	3,584,428
6.000%, due 08/20/29	136,276	138,150	JPMorgan Alternative Loan Trust,
6.000%, due 09/20/29	403,871	409,426	05-S1, Class 1A5
6.000%, due 08/20/33	2,100,942	2,127,031	6.000%, due 12/25/35	5,140,185	5,142,793
6.000%, due 02/20/34	2,770,710	2,799,923	JPMorgan Alternative Loan Trust,
6.500%, due 10/15/24	769,900	791,488	06-A4, Class A7[1]
6.500%, due 08/15/27	166,199	171,014	6.300%, due 09/25/36	14,000,000	14,222,149
6.500%, due 11/15/27	1,254,114	1,290,451	JPMorgan Alternative Loan Trust,
6.500%, due 03/15/28	52,845	54,377	06-S1, Class 1A19
6.500%, due 10/15/28	813,083	836,656	6.500%, due 03/25/36	12,522,859	12,691,051
6.500%, due 11/15/28	344,680	354,673	Lehman Mortgage Trust,
6.500%, due 01/15/29	37,987	39,070	06-1, Class 3A5
6.500%, due 05/15/29	747,678	768,989	5.500%, due 02/25/36	6,942,000	6,752,390
6.500%, due 12/15/29	55,438	57,018	Lehman XS Trust,
6.500%, due 04/15/31	982,124	1,009,318	05-8, Class 2A3[2]
6.500%, due 09/15/32	361,186	371,081	6.000%, due 12/25/35	16,000,000	15,938,474
7.000%, due 03/15/12	646,036	666,774	Merrill Lynch Floating Trust,
7.000%, due 07/15/25	1,123,359	1,161,416	06-1, Class TM, 144A1
7.000%, due 04/15/26	303,913	314,333	5.850%, due 06/15/22	13,000,000	13,000,000
7.000%, due 06/15/27	60,338	62,424	MLCC Mortgage Investors, Inc.,
7.000%, due 08/20/29	375,404	386,513	03-D, Class XA1[4,5]
7.000%, due 07/15/31	440,684	455,424	1.000%, due 08/25/28	69,486,831	301,291
7.500%, due 06/15/27	90,892	95,040	MLCC Mortgage Investors, Inc.,
8.000%, due 09/15/17	1,335,469	1,407,960	04-E, Class XA4,5
8.000%, due 11/15/20	247,966	262,659	1.269%, due 11/25/29	80,002,205	921,901
8.000%, due 12/15/22	51,584	54,687

UBS U.S. Securitized Mortgage Relationship Fund—Schedule of investments

December 31, 2006

	Face			Face
	amount	Value		amount	Value

MLCC Mortgage Investors, Inc.,			Structured Adjustable Rate Mortgage Loan Trust,
06-2, Class 4A1			06-5, Class B1I1
5.800%, due 05/25/36	$18,579,923	$18,472,717	6.411%, due 06/25/36	$1,506,992	$1,534,392
Morgan Stanley Mortgage Loan Trust,			Structured Adjustable Rate Mortgage Loan Trust,
06-1AR, Class 2A1			06-5, Class B2I1
6.038%, due 02/25/36	12,419,059	12,569,574	6.411%, due 06/25/36	2,647,230	2,667,907
Morgan Stanley Mortgage Loan Trust,			Structured Adjustable Rate Mortgage Loan Trust,
06-7, Class 4A4			06-8, Class 3A5[1]
6.000%, due 06/25/36	6,551,036	6,591,530	5.743%, due 09/25/36	15,000,000	14,933,203
Morgan Stanley Mortgage Loan Trust,			Structured Asset Mortgage Investments, Inc.,
04-4, Class 2A1			04-AR8, Class X1[4,5]
6.432%, due 09/25/34	5,376,597	5,448,848	1.181%, due 05/19/35	49,917,220	889,150
RAAC Series,			Structured Asset Securities Corp.,
04-SP2, Class A1[1]			02-23XS, Class A7[2]
6.011%, due 01/25/17	4,559,368	4,602,837	6.080%, due 11/25/32	17,391,000	17,264,307
Residential Accredit Loans, Inc.,			Structured Asset Securities Corp.,
03-QS17, Class NB2			04-20, Class 4A1
8.000%, due 09/25/33	1,932,129	2,010,888	6.000%, due 11/25/34	5,835,616	5,838,153
Residential Accredit Loans, Inc.,			Structured Asset Securities Corp.,
06-QS5, Class A6			04-5H, Class A3
6.000%, due 05/25/36	6,000,000	6,043,249	5.500%, due 12/25/33	10,000,000	9,943,926
Residential Funding Mortgage Securities I,			TBW Mortgage Backed Pass Through Certificates,
06-S9, Class M1			06-1, Class 6A1
6.250%, due 09/25/36	4,985,433	5,043,856	6.500%, due 04/25/36	12,728,376	12,889,508
Residential Funding Mortgage Securities I,			TBW Mortgage Backed Pass Through Certificates,
06-S9, Class M2			06-2, Class 7A1
6.250%, due 09/25/36	2,646,168	2,630,456	7.000%, due 07/25/36	2,454,552	2,525,761
Residential Funding Mortgage Securities I,			Vendee Mortgage Trust,
06-S9, Class M3			98-2, Class 1G
6.250%, due 09/25/36	1,764,145	1,658,848	6.750%, due 06/15/28	713,267	729,048
Residential Funding Mortgage Securitization I,			Washington Mutual MSC Mortgage,
05-SA2, Class M1[1]			Pass-Through Certificates, 02-MS6, Class 3A1
4.979%, due 06/25/35	6,241,445	6,157,610	6.500%, due 09/25/32	137,474	136,623
Sequoia Mortgage Trust,			Washington Mutual,
04-11, Class XAI[4,5]			06-AR8, Class 1A1[1]
0.940%, due 12/20/34	53,373,770	696,361	5.928%, due 08/25/46	4,147,185	4,146,319
Structured Adjustable Rate Mortgage Loan Trust,			Washington Mutual, Inc.,
05-11, Class B1[1]			02-AR17, Class 1A1
5.424%, due 05/25/35	9,954,050	9,870,887	6.027%, due 11/25/42	14,104,335	14,154,920
Structured Adjustable Rate Mortgage Loan Trust,			Washington Mutual, Inc.,
05-17, Class 4AX4,5			06-AR16, Class 3A3[1]
5.500%, due 08/25/35	5,211,720	751,628	5.706%, due 12/25/36	30,000,000	29,837,109
Structured Adjustable Rate Mortgage Loan Trust,			Wells Fargo Mortgage Backed Securities Trust,
05-7, Class B11[1]			03-18, Class A2
5.433%, due 04/25/35	8,972,079	8,908,267	5.250%, due 12/25/33	3,385,795	3,267,715
Structured Adjustable Rate Mortgage Loan Trust,			Wells Fargo Mortgage Backed Securities Trust,
06-10, Class B1I1			05-AR5, Class B1[1]
6.254%, due 11/25/36	5,768,565	5,832,423	5.048%, due 04/25/35	7,718,982	7,482,588
Structured Adjustable Rate Mortgage Loan Trust,			Wells Fargo Mortgage Backed Securities Trust,
06-10, Class B2I1			06-AR19, Class A6[1]
6.254%, due 11/25/36	2,228,653	2,244,693	5.690%, due 12/25/36	43,979,000	43,910,283
Structured Adjustable Rate Mortgage Loan Trust,
06-10, Class B3I1			Total mortgage & agency debt securities
6.254%, due 11/25/36	1,704,149	1,673,227	(Cost $1,303,610,420)		1,289,190,637
Structured Adjustable Rate Mortgage Loan Trust,
06-5, Class 5A3[1]			Total US bonds (Cost $1,654,183,163)		1,639,058,842
5.582%, due 06/25/36	5,750,000	5,687,181

UBS U.S. Securitized Mortgage Relationship Fund—Schedule of investments

December 31, 2006

	Face
	amount	Value		Shares	Value

International bonds — 1.13%			Short-term investment — 1.81%
International asset-backed securities — 1.13%			Other* — 1.81%
United Kingdom — 1.13%			UBS Supplementary Trust —
Arkle Master Issuer PLC,			U.S. Cash Management Prime Fund,
06-1A, Class 4C, 144A2			yield of 5.35%[8] (Cost $30,455,522)	30,455,522	$30,455,522
5.847%, due 02/17/52	$7,500,000	$7,498,828
Mound Financing PLC,			Total investments — 100.60%
4A, Class 2C, 144A2			(Cost $1,703,548,882)		1,688,454,352
5.955%, due 02/08/42	7,500,000	7,526,032	Liabilities, in excess of
Paragon Mortgages PLC,			cash and other assets — (0.60)%		(10,145,120)
7A, Class B1A, 144A1
6.124%, due 05/15/43	3,910,000	3,915,128	Net assets — 100.00%		$1,678,309,232

Total international bonds
(Cost $18,910,197)		18,939,988

Total bonds (Cost $1,673,093,360)		1,657,998,830

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $1,703,548,882; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,101,562
Gross unrealized depreciation	(25,196,092)

Net unrealized depreciation	$(15,094,530)

1	Floating rate securities — The interest rates shown are the current rates as of December 31, 2006.
2	Step Bonds — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, that represent $75,694,401 or 4.51% of net assets as of December 31, 2006 are considered illiquid and restricted.
4	Interest only security — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepaymets would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
5	Security is illiquid. These securities amounted to $89,376,901 or 5.33% of net assets.
6	Principal only security — This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
7	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2006, the value of this security amounted to $13,287 or 0.00% of net assets.
8	Interest rate reflects yield at December 31, 2006.
*	Investment in affiliated mutual fund.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $183,290,367 or 10.92% of net assets.
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs.
GSAMP	Goldman Sachs Mortgage Securities Corp.
GSMPS	Goldman Sachs Mortgage Pass-through Securities.
GSR	Goldman Sachs Residential.
MLCC	Merrill Lynch Credit Corp.
RAAC	Redevelopment Authority of Allegheny County.
REMIC	Real Estate Mortgage Investment Conduits.
Strips	Bonds that can be subdivided into a series of zero-coupon bonds.

UBS U.S. Securitized Mortgage Relationship Fund—Schedule of investments

December 31, 2006

Restricted securities
			Acquisition		Market
			cost as a	Market	value as a
	Acquisition	Acquisition	percentage of	value as of	percentage
Securities	dates	cost	net assets	12/31/06	of net assets

Abacus Ltd.,
06-13A, Class K
7.250%, due 09/28/46	08/09/06	$6,000,000	0.36%	$6,000,000	0.36%
Abacus Ltd.,
06-17A, Class H
6.500%, due 12/28/47	12/07/06	6,780,000	0.40	6,780,000	0.40
Abacus Ltd.,
06-17A, Class J
6.900%, due 12/28/47	12/07/06	4,260,000	0.25	4,260,000	0.25
Abacus Ltd.,
06-17A, Class J
6.900%, due 12/28/47	12/08/06	3,001,875	0.18	3,000,000	0.18
Ansonia CDO Ltd.,
06-1A, Class G
7.149%, due 07/28/46	10/25/06	4,751,780	0.28	4,801,005	0.29
Ansonia CDO Ltd.,
06-1A, Class G
7.149%, due 07/28/46	12/28/06	3,955,000	0.24	4,041,250	0.24
Ansonia CDO Ltd.,
06-1A, Class H
7.445%, due 07/28/46	10/25/06	6,217,796	0.37	6,287,224	0.37
Black Diamond CLO,
06-1, Class D
6.700%, due 02/25/19	12/22/06	9,000,000	0.54	9,000,000	0.54
Calculus SCRE Trust,
06-8, Class Note
7.050%, due 10/01/37	09/08/06	4,200,000	0.25	4,200,000	0.25
G-Force CDO Ltd.,
06-1A, Class A3
5.600%, due 09/27/46	08/03/06	10,017,949	0.60	10,221,755	0.61
G-Force CDO Ltd.,
06-1A, Class A3
5.600%, due 09/27/46	09/07/06	1,207,211	0.07	1,216,995	0.07
G-Force CDO Ltd.,
06-1A, Class A3
5.600%, due 09/27/46	12/21/06	1,008,905	0.06	1,005,781	0.06
Greywolf CLO Ltd.,
07-1A, Class C
6.060%, due 02/18/21	12/12/06	8,900,000	0.53	8,900,000	0.53
LNR CDO Ltd.,
02-1A, Class EFX
7.781%, due 07/24/37	12/01/06	6,078,836	0.36	5,980,391	0.36

		$75,379,352	4.49%	$75,694,401	4.51%

130	See accompanying notes to financial statements.

UBS Relationship Funds

December 31, 2006 (unaudited)

Explanation of expense disclosure (unaudited)
As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable), and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual expenses
The first line in the table below for each Fund provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each respective Fund under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS Relationship Funds

December 31, 2006 (unaudited)

	Beginning	Ending	Expenses paid	Expense
	account value	account value	during period*	ratio
	July 1, 2006	December 31, 2006	07/01/06 to 12/31/06	during period

UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,105.50	$0.69	0.1267%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.55	0.66	0.1267

UBS Emerging Markets Equity Completion Relationship Fund
Actual	$1,000.00	$1,183.60	$2.75	0.5000%

Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.5000

UBS Emerging Markets Equity Relationship Fund
Actual	$1,000.00	$1,211.30	$1.67	0.2982%

Hypothetical (5% annual return before expenses)	1,000.00	1,023.69	1.53	0.2982

UBS International Equity Relationship Fund
Actual	$1,000.00	$1,151.20	$0.87	0.1607%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.40	0.82	0.1607

UBS Large-Cap Select Equity Relationship Fund
Actual	$1,000.00	$1,130.90	$0.64	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200

UBS Small-Cap Equity Relationship Fund
Actual	$1,000.00	$1,116.60	$0.64	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200

UBS U.S. Equity Alpha Relationship Fund
Actual	$1,000.00	$1,165.60	$2.89	0.5305%

Hypothetical (5% annual return before expenses)	1,000.00	1,022.53	2.70	0.5305

UBS U.S. Large Cap Equity Relationship Fund
Actual	$1,000.00	$1,133.20	$0.75	0.1401%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.50	0.71	0.1401

UBS Large Cap Growth Equity Relationship Fund
Actual	$1,000.00	$1,115.50	$0.70	0.1300%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.55	0.66	0.1300

UBS U.S. Large-Cap Value Equity Relationship Fund
Actual	$1,000.00	$1,140.50	$0.64	0.1200%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200

UBS Absolute Return Investment Grade Bond Relationship Fund
Actual	$1,000.00	$1,031.50	$0.51	0.1000%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.70	0.51	0.1000

UBS Corporate Bond Relationship Fund
Actual	$1,000.00	$1,065.00	$0.52	0.1000%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.70	0.51	0.1000

UBS Relationship Funds

December 31, 2006 (unaudited)

	Beginning	Ending	Expenses paid	Expense
	account value	account value	during period*	ratio
	July 1, 2006	December 31, 2006	07/01/06 to 12/31/06	during period

UBS High Yield Relationship Fund
Actual	$1,000.00	$1,066.60	$0.73	0.1400%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.50	0.71	0.1400

UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	$1,000.00	$1,101.00	$2.65	0.4999%

Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.4999

UBS Opportunistic High Yield Relationship Fund
Actual	$1,000.00	$1,065.80	$0.73	0.1400%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.50	0.71	0.1400

UBS Short Duration Relationship Fund
Actual	$1,000.00	$1,033.60	$0.26	0.0500%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.95	0.26	0.0500

UBS U.S. Bond Relationship Fund
Actual	$1,000.00	$1,046.00	$0.52	0.1000%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.70	0.51	0.1000

UBS U.S. Cash Management Prime Relationship Fund
Actual	$1,000.00	$1,027.00	$0.05	0.0100%

Hypothetical (5% annual return before expenses)	1,000.00	1,025.16	0.05	0.0100

UBS U.S. Securitized Mortgage Relationship Fund
Actual	$1,000.00	$1,042.90	$0.67	0.1311%

Hypothetical (5% annual return before expenses)	1,000.00	1,024.55	0.66	0.1311

*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period)

UBS Relationship Funds—Financial statements

	UBS Relationship Funds
Statements of assets and liabilities
December 31, 2006		Emerging	Emerging		Large-Cap
	Global	Markets Equity	Markets	International	Select Equity
	Securities Fund	Completion Fund	Equity Fund	Equity Fund	Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$2,107,550,937	$52,193,161	$657,507,112	$763,366,139	$9,901,694
Affiliated issuers	425,261,386	631,566	10,746,576	7,368,914	507,141
Foreign currency, at cost	—	131,069	1,713,756	3,721,112	—
Investments of cash collateral in affiliated issuers
received for securities loaned, at cost	35,625,975	—	—	—	—

	$2,568,438,298	$52,955,796	$669,967,444	$774,456,165	$10,408,835

Investments, at value:
Unaffiliated issuers*	$2,396,317,313	$61,269,620	$902,496,599	$908,633,947	$12,464,414
Affiliated issuers	508,967,684	631,566	10,746,576	7,368,914	507,141
Foreign currency, at value	—	131,314	1,718,729	3,730,287	—
Investments of cash collateral in affiliated issuers
received for securities loaned, at value	35,625,975	—	—	—	—
Cash	116,964	—	—	—	—
Receivables:
Investment securities sold	10,632,962	—	246,067	830,136	47,014
Due from Advisor	—	—	—	—	19,684
Dividends	2,067,454	92,645	1,575,690	905,528	15,653
Interest	8,416,833	3,334	102,335	25,171	2,985
Fund shares sold	—	—	—	—	—
Cash collateral, due from broker	13,605,488	—	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	—
Unrealized appreciation on forward foreign
currency contracts	8,601,201	—	—	2,651,495	—

Total assets	2,984,351,874	62,128,479	916,885,996	924,145,478	13,056,891

Liabilities:
Payables:
Cash collateral from securities loaned	35,625,975	—	—	—	—
Investment securities purchased	11,244,626	—	320,191	—	57,030
Due to advisor	—	6,065	—	—	—
Fund administration fees	571,378	—	161,602	8,275	—
Fund shares redeemed	682,553	—	—	—	—
Custody fees	175,266	36,596	316,588	105,323	1,173
Dividends payable on securities sold short	—	—	—	—	—
Trustees’ fees	7,087	2,945	4,042	4,181	2,887
Payable to custodian	4,575	—	90,105	—	—
Variation margin	429,816	—	—	—	—
Accrued expenses	96,776	65,905	111,972	83,112	62,649
Options written[a]	—	—	—	—	—
Securities sold short[b]	—	—	—	—	—
Unrealized depreciation on swap contracts	—	—	—	—	—
Unrealized depreciation on forward foreign
currency contracts	11,958,330	—	—	5,879,237	—

Total liabilities	60,796,382	111,511	1,004,500	6,080,128	123,739

Net assets	$2,923,555,492	$62,016,968	$915,881,496	$918,065,350	$12,933,152

Shares outstanding	86,573,924	5,411,567	32,355,236	47,684,668	985,154

Net asset value, offering and redemption price per share†	$33.7695	$11.4601	$28.3071	$19.2528	$13.1281

*	The market value for securities loaned for UBS Global Securities Relationship Fund as of December 31, 2006 is $122,671,468.
a	Premiums received for UBS Absolute Return Investment Grade Bond Relationship Fund was $52,944.
b	Proceeds from securities sold short for UBS U.S. Equity Alpha Relationship Fund was $141,859,695.
†	Maximum offering price per share for UBS Emerging Markets Equity Relationship Fund is $28.5210 (net asset value, plus 0.75% of offering price).
Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $28.0945 (net asset value, less 0.75% of net asset value).

134	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds

			U.S. Large Cap	U.S. Large-Cap	Absolute Return
Small-Cap	U.S. Equity	U.S. Large Cap	Growth Equity	Value Equity	Investment Grade	Corporate	High Yield
Equity Fund	Alpha Fund	Equity Fund	Fund	Fund	Bond Fund	Bond Fund	Fund

$457,112,379	$788,525,538	$400,057,122	$178,963,952	$88,060,930	$101,057,640	$438,135,655	$123,315,655
28,460,460	10,157,478	14,538,298	952,254	2,968,928	2,640,230	2,824,548	4,860,278
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

$485,572,839	$798,683,016	$414,595,420	$179,916,206	$91,029,858	$103,697,870	$440,960,203	$128,175,933

$509,678,526	$867,422,935	$438,695,676	$195,698,860	$119,850,515	$101,140,369	$438,034,937	$120,023,175
28,460,460	10,157,478	14,538,298	952,254	2,968,928	2,640,230	2,824,548	4,860,278
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
14,342	255,250	3,734	—	461	—	—	—

5,453,834	3,614,917	1,191,541	5,952,605	362,495	36,656	—	—
92	—	—	1,057	7,339	12,130	—	—
927,187	1,830,693	536,221	159,134	168,033	—	—	—
115,960	38,129	71,547	6,287	14,454	588,155	7,161,269	2,544,764
—	5,000,000	—	—	—	—	—	—
—	6,591,571	—	—	—	21,500	—	—
—	—	—	—	—	412,665	—	—

—	—	—	—	—	—	—	—

544,650,401	894,910,973	455,037,017	202,770,197	123,372,225	104,851,705	448,020,754	127,428,217

—	—	—	—	—	—	—	—
1,598,449	7,709,803	1,471,497	6,769,189	295,753	1,200,000	—	—
—	—	—	—	—	—	—	—
89,176	108,951	8,201	—	—	—	38,036	15,160
—	—	—	—	750,000	—	—	—
49,138	72,922	41,859	13,072	12,368	6,760	43,536	12,286
—	219,530	—	—	—	—	—	—
3,600	3,741	3,509	3,142	3,041	2,927	3,509	3,042
—	—	—	—	—	1,618	—	—
143,350	—	25,650	—	1,215	4,356	—	—
73,174	56,892	63,309	39,934	71,179	49,734	74,621	79,021
—	—	—	—	—	64,663	—	—
—	149,693,235	—	—	—	—	—	—
—	—	—	—	—	150,402	—	—

—	—	—	—	—	—	—	—

1,956,887	157,865,074	1,614,025	6,825,337	1,133,556	1,480,460	159,702	109,509

$542,693,514	$737,045,899	$453,422,992	$195,944,860	$122,238,669	$103,371,245	$447,861,052	$127,318,708

11,557,297	59,151,554	21,899,375	17,917,765	5,662,664	9,696,707	38,080,491	6,019,035

$46.9568	$12.4603	$20.7048	$10.9358	$21.5868	$10.6604	$11.7609	$21.1527

UBS Relationship Funds—Fianancial statements

Statements of assets and liabilities	UBS Relationship Funds
December 31, 2006
	Opportunistic	Opportunistic
	Emerging Markets	High Yield	Short Duration	U.S.
	Debt Fund	Fund	Fund	Bond Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$50,174,730	$186,902,532	$157,641,514	$83,915,532
Affiliated issuers	11,008,208	9,029,678	4,500,226	900,629
Foreign currency, at cost	60,099	—	—	—

	$61,243,037	$195,932,210	$162,141,740	$84,816,161

Investments, at value:
Unaffiliated issuers	$53,021,520	$189,132,887	$157,244,869	$83,549,926
Affiliated issuers	11,008,208	9,029,678	4,500,226	900,629
Foreign currency, at value	60,073	—	—	—
Cash	—	—	—	23,652
Receivables:
Investment securities sold	—	—	106,117	872,821
Due from Advisor	—	—	26,918	5,722
Interest	283,559	4,044,558	800,985	851,324
Fund shares sold	526,956	—	—	—
Variation margin	—	—	—	—
Unrealized appreciation on swap contracts	—	—	202,446	224,487

Total assets	64,900,316	202,207,123	162,881,561	86,428,561

Liabilities:
Payables:
Investment securities purchased	—	—	—	1,048,774
Due to advisor	25,585	—	—	—
Fund administration fees	15,622	16,449	—	—
Custody fees	14,096	15,813	15,527	7,706
Dividends payable to shareholders	—	—	—	—
Trustees’ fees	2,931	3,099	3,098	2,980
Payable to custodian	—	—	933	—
Variation margin	—	—	5,484	927
Accrued expenses	66,347	75,917	53,065	68,470
Options written[a]	—	—	101,413	66,437
Unrealized depreciation on swap contracts	—	—	240,644	304,739

Total liabilities	124,581	111,278	420,164	1,500,033

Net assets	$64,775,735	$202,095,845	$162,461,397	$84,928,528

Shares outstanding	5,894,014	15,173,626	15,335,109	5,516,576

Net asset value, offering and redemption price per share	$10.9901	$13.3189	$10.5941	$15.3952

a  Premiums received for UBS Short Duration Relationship Fund and UBS U.S. Bond Relationship Fund were $83,034 and $58,480, respectively.

136	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds

U.S. Cash	U.S. Securitized
Management	Mortgage
Prime Fund	Fund

$—	$1,673,093,360
607,594,929	30,455,522
—	—

$607,594,92	$1,703,548,882

$—	$1,657,998,830
607,594,929	30,455,522
—	—
—	—

—	158,502
92,877	—
2,535,545	8,196,436
—	—
—	—
—	—

610,223,351	1,696,809,290

—	17,900,000
—	—
—	302,612
36,709	172,504
2,529,470	—
5,014	5,169
—	39,200
—	—
69,445	80,573
—	—
—	—

2,640,638	18,500,058

$607,582,713	$1,678,309,232

607,582,713	133,152,619

$1.0000	$12.6044

137

UBS Relationship Funds—Financial statements

Statements of operations	UBS Relationship Funds

for the year ended		Emerging	Emerging		Large-Cap
December 31, 2006	Global	Markets Equity	Markets	International	Select Equity
	Securities Fund	Completion Fund*	Equity Fund	Equity Fund	Fund

Investment income:
Dividends	$32,452,528	$595,211	$15,739,218	$20,804,222	$217,406
Interest	24,310,567	—	29,984	31,662	460
Affiliated interest	7,545,476	17,203	549,351	269,550	14,028
Securities lending-net	619,384	—	—	—	—
Foreign tax withheld	(1,885,415)	(84,123)	(1,254,967)	(2,956,566)	—

Total income	63,042,540	528,291	15,063,586	18,148,868	231,894

Expenses:
Administration	1,732,767	—	549,278	341,216	—
Custodian	977,299	76,105	1,609,901	599,420	4,764
Professional services	80,533	66,799	86,712	62,351	50,982
Trustees	27,646	9,349	16,159	16,522	11,718
Shareholder reports	14,734	4,434	10,186	10,007	8,277
Dividend and interest expense for securities sold short	—	—	—	—	—
Other	177,995	7,819	76,767	42,338	3,123

Total expenses	3,010,974	164,506	2,349,003	1,071,854	78,864

Expenses reimbursed by Advisor	—	(11,883)	—	(4,150)	(66,629)

Net expenses	3,010,974	152,623	2,349,003	1,067,704	12,235

Net investment income	60,031,566	375,668	12,714,583	17,081,164	219,659

Net realized gain (loss) from:
Investments	113,558,935	290,967	121,000,975 †	49,244,141	1,311,817
Investments sold short	—	—	—	—	—
Futures contracts	(3,942,445)	—	—	—	—
Options written	358,103	—	—	—	—
Foreign currency transactions	11,088,088	(83,582)	200,459	(2,444,418)	—
Swap contracts	—	—	—	—	—

Net realized gain (loss)	121,062,681	207,385	121,201,434	46,799,723	1,311,817

Change in net unrealized appreciation (depreciation) on:
Investments	192,664,669	9,076,459	89,068,237	108,150,122	212,682
Investments sold short	—	—	—	—	—
Futures contracts	(2,736,608)	—	—	—	—
Options written	—	—	—	—	—
Forward foreign currency contracts	(6,249,251)	—	—	(3,704,037)	—
Swap contracts	—	—	—	—	—
Translation of other assets and liabilities denominated in
foreign currency	202,843	416	(306,419)	31,300	—

Change in net unrealized appreciation (depreciation)	183,881,653	9,076,875	88,761,818	104,477,385	212,682

Net realized and unrealized gain	304,944,334	9,284,260	209,963,252	151,277,108	1,524,499

Net increase in net assets resulting
from operations	$364,975,900	$9,659,928	$222,677,835	$168,358,272	$1,744,158

*	For the period May 25, 2006 (commencement of operations) to December 31, 2006.
†	Net of $22,175 of taxes related to investment transactions.

138	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds

			U.S. Large Cap	U.S. Large-Cap	Absolute Return
Small-Cap	U.S. Equity	U.S. Large Cap	Growth Equity	Value Equity	Investment Grade	Corporate	High Yield
Equity Fund	Alpha Fund	Equity Fund	Fund	Fund	Bond Fund	Bond Fund	Fund

$6,485,185	$10,160,337	$11,103,429	$1,676,227	$2,470,495	$17,830	$—	$—
58,319	487	39,765	—	18,541	2,729,293	23,940,034	10,016,750
937,644	125,772	582,779	124,246	126,561	221,017	239,196	189,960
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

7,481,148	10,286,596	11,725,973	1,800,473	2,615,597	2,968,140	24,179,230	10,206,710

217,118	328,272	278,363	63,822	3,863	—	134,165	21,217
194,011	190,575	256,602	53,008	46,576	17,445	163,444	45,444
46,817	65,526	40,336	51,444	51,578	70,815	60,172	54,312
14,618	15,891	15,412	14,046	12,344	13,430	14,235	12,217
9,641	5,443	9,824	4,616	8,549	3,362	8,549	10,641
—	2,251,153	—	—	—	—	—	—
46,544	13,763	47,314	3,509	19,323	5,716	35,086	14,037

528,749	2,870,623	647,851	190,445	142,233	110,768	415,651	157,868

(21,601)	—	(6,375)	(1,057)	(22,602)	(57,883)	—	(23,096)

507,148	2,870,623	641,476	189,388	119,631	52,885	415,651	134,772

6,974,000	7,415,973	11,084,497	1,611,085	2,495,966	2,915,255	23,763,579	10,071,938

58,790,447	22,382,212	38,570,119	(4,995,155)	8,833,670	(16,195)	(2,953,380)	(2,461,591)
—	4,765,739	—	—	—	—	—	—
500,482	—	638,985	—	102,648	94,560	—	—
—	—	—	—	—	(81,299)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	33,606	—	—

59,290,929	27,147,951	39,209,104	(4,995,155)	8,936,318	30,672	(2,953,380)	(2,461,591)

3,511,581	70,492,477	4,529,045	14,433,649	9,493,012	85,311	3,369,180	4,403,290
—	(6,800,724)	—	—	—	—	—	—
(11,417)	—	9,167	—	61,765	(12,725)	—	—
—	—	—	—	—	(11,719)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	261,512	—	—

—	—	—	—	—	—	—	—

3,500,164	63,691,753	4,538,212	14,433,649	9,554,777	322,379	3,369,180	4,403,290

62,791,093	90,839,704	43,747,316	9,438,494	18,491,095	353,051	415,800	1,941,699

$69,765,093	$98,255,677	$54,831,813	$11,049,579	$20,987,061	$3,268,306	$24,179,379	$12,013,637

139

UBS Relationship Funds—Financial statements

Statements of operations	UBS Relationship Funds
for the year ended
December 31, 2006	Opportunistic	Opportunistic
	Emerging Markets	High Yield	Short Duration	U.S.
	Debt Fund*	Fund	Fund	Bond Fund

Investment income:
Interest	$1,511,430	$12,475,848	$7,522,508	$3,818,814
Affiliated interest	230,315	222,310	180,684	199,029
Foreign tax withheld	(2,600)	—	—	—

Total income	1,739,145	12,698,158	7,703,192	4,017,843

Expenses:
Professional services	67,237	53,033	60,723	51,801
Administration	15,622	56,391	—	—
Custodian	20,868	59,002	62,817	29,266
Trustees	9,306	12,581	13,467	12,041
Shareholder reports	3,422	8,187	5,476	8,642
Insurance	—	13,138	—	—
Other	3,926	1,762	9,971	9,154

Total expenses	120,381	204,094	152,454	110,904

Expenses reimbursed by Advisor	—	(331)	(77,034)	(42,430)

Net operating expenses	120,381	203,763	75,420	68,474

Net investment income	1,618,764	12,494,395	7,627,772	3,949,369

Net realized gain (loss) from:
Investments	712,633	(1,961,489)	(490,683)	(572,799)
Futures contracts	—	—	277,073	(89,800)
Options written	—	—	(237,173)	41,354
Foreign currency transactions	(653,557)	—	—	—
Swap contracts	—	—	58,150	32,592

Net realized gain (loss)	59,076	(1,961,489)	(392,633)	(588,653)

Change in net unrealized appreciation (depreciation) on:
Investments and foreign currency contracts	2,846,790	5,500,938	402,178	349,093
Futures contracts	—	—	(57,518)	(927)
Options written	—	—	(18,379)	(7,958)
Swap contracts	—	—	(38,198)	(81,525)
Translation of other assets and liabilities
denominated in foreign currency	758	—	—	—

Change in net unrealized appreciation (depreciation)	2,847,548	5,500,938	288,083	258,683

Net realized and unrealized gain (loss)	2,906,624	3,539,449	(104,550)	(329,970)

Net increase in net assets resulting from operations	$4,525,388	$16,033,844	$7,523,222	$3,619,399

*	For the period May 31, 2006 (commencement of operations) to December 31, 2006.

140	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds

U.S. Cash	U.S. Securitized
Management	Mortgage
Prime Fund	Fund

$—	$81,273,141
40,104,873	2,595,984
—	—

40,104,873	83,869,125

40,204	48,833
—	1,138,888
—	625,969
17,191	20,874
13,824	9,734
94,622	—
40,524	122,641

206,365	1,966,939

(125,715)	—

80,650	1,966,939

40,024,223	81,902,186

—	(12,060,766)
—	—
—	—
—	—
—	—

—	(12,060,766)

—	9,861,711
—	—
—	—
—	—

—	—

—	9,861,711

—	(2,199,055)

$40,024,223	$79,703,131

141

UBS Relationship Funds—Financial statements

	UBS		UBS
Statements of changes in net assets	Global Securities		Emerging Markets Equity
	Relationship Fund		Completion Relationship Fund

	Year ended	Year ended	Period ended
	December 31,	December 31,	December 31,
	2006	2005	2006*

Operations:
Net investment income	$60,031,566	$36,545,066	$375,668
Net realized gain	121,062,681	114,699,114	207,385
Change in net unrealized appreciation (depreciation)	183,881,653	(27,004,814)	9,076,875
Net increase from payment by Advisor	—	—	—

Net increase in net assets from operations	364,975,900	124,239,366	9,659,928

Capital share transactions:
Proceeds from shares sold	874,159,719	639,742,630	52,756,389
Redemption fees	—	—	—
Cost of shares redeemed	(181,857,222)	(157,603,492)	(399,359)

Net increase (decrease) in net assets resulting from
capital share transactions	692,302,497	482,139,138	52,357,030

Increase (decrease) in net assets	1,057,278,397	606,378,504	62,016,968
Net assets, beginning of year	1,866,277,095	1,259,898,591	—

Net assets, end of year	$2,923,555,492	$1,866,277,095	$62,016,968

Share transactions:
Shares sold	28,777,406	23,106,360	5,451,323
Shares redeemed	(5,732,924)	(5,668,641)	(39,756)

Net increase (decrease) in shares outstanding	23,044,482	17,437,719	5,411,567

*	For the period May 25, 2006 (commencement of operations) to December 31, 2006.

142	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS		UBS		UBS Large-Cap		UBS
Emerging Markets Equity		International Equity		Select Equity		Small-Cap Equity
Relationship Fund		Relationship Fund		Relationship Fund		Relationship Fund

Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2006	2005	2006	2005	2006	2005	2006	2005

$12,714,583	$14,207,448	$17,081,164	$7,230,814	$219,659	$227,556	$6,974,000	$6,147,572
121,201,434	198,008,357	46,799,723	18,502,636	1,311,817	575,228	59,290,929	36,514,279
88,761,818	(21,698,614)	104,477,385	16,825,342	212,682	167,286	3,500,164	(16,002,600)
—	57,789	—	—	—	—	—	—

222,677,835	190,574,980	168,358,272	42,558,792	1,744,158	970,070	69,765,093	26,659,251

253,500,000	248,123,723	367,800,000	361,200,000	599,999	—	168,822,134	133,489,564
1,267,329	5,541,067	—	—	—	—	—	—
(168,977,213)	(490,426,978)	(66,264,969)	(52,113,456)	(2,719,291)	(75,514)	(182,838,448)	(23,103,855)

85,790,116	(236,762,188)	301,535,031	309,086,544	(2,119,292)	(75,514)	(14,016,314)	110,385,709

308,467,951	(46,187,208)	469,893,303	351,645,336	(375,134)	894,556	55,748,779	137,044,960
607,413,545	653,600,753	448,172,047	96,526,711	13,308,286	12,413,730	486,944,735	349,899,775

$915,881,496	$607,413,545	$918,065,350	$448,172,047	$12,933,152	$13,308,286	$542,693,514	$486,944,735

11,260,963	14,750,129	22,353,087	25,519,024	51,784	—	3,962,604	3,528,928
(6,783,205)	(28,083,278)	(3,578,138)	(3,448,200)	(235,672)	(7,106)	(4,264,360)	(572,638)

4,477,758	(13,333,149)	18,774,949	22,070,824	(183,888)	(7,106)	(301,756)	2,956,290

143

UBS Relationship Funds—Financial statements

	UBS		UBS
Statements of changes in net assets	U.S. Equity Alpha		U.S. Large Cap Equity
	Relationship Fund		Relationship Fund

	Year ended	Period ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005*	2006	2005

Operations:
Net investment income	$7,415,973	$612,407	$11,084,497	$7,677,928
Net realized gain (loss)	27,147,951	349,831	39,209,104	28,714,894
Change in net unrealized appreciation (depreciation)	63,691,753	7,372,104	4,538,212	19,865,965

Net increase in net assets from operations	98,255,677	8,334,342	54,831,813	56,258,787

Capital share transactions:
Proceeds from shares sold	441,109,136	189,700,000	387,131,083	629,014,704
Cost of shares redeemed	(340,625)	(12,631)	(614,793,216)	(170,417,264)

Net increase (decrease) in net assets resulting from
capital share transactions	440,768,511	189,687,369	(227,662,133)	458,597,440

Increase (decrease) in net assets	539,024,188	198,021,711	(172,830,320)	514,856,227
Net assets, beginning of year	198,021,711	—	626,253,312	111,397,085

Net assets, end of year	$737,045,899	$198,021,711	$453,422,992	$626,253,312

Share transactions:
Shares sold	40,389,185	18,793,636	21,006,362	37,849,158
Shares redeemed	(30,061)	(1,206)	(33,994,804)	(9,788,659)

Net increase (decrease) in shares outstanding	40,359,124	18,792,430	(12,988,442)	28,060,499

*	For the period September 20, 2005 (commencement of operations) to December 31, 2005.
**	For the period November 7, 2005 (commencement of operations) to December 31, 2005.
***	For the period December 6, 2005 (commencement of operations) to December 31, 2005.

144	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS		UBS		UBS
U.S. Large Cap Growth Equity		U.S. Large-Cap Value Equity		Absolute Return Investment
Relationship Fund		Relationship Fund		Grade Bond Relationship Fund

Year ended	Period ended	Year ended	Year ended	Year ended	Period ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2006	2005**	2006	2005	2006	2005***

$1,611,085	$82,396	$2,495,966	$2,365,420	$2,915,255	$120,504
(4,995,155)	(115,651)	8,936,318	6,842,381	30,672	183
14,433,649	2,301,259	9,554,777	2,119,053	322,379	(17,758)

11,049,579	2,268,004	20,987,061	11,326,854	3,268,306	102,929

108,000,000	74,627,277	—	3,840,000	60,000,000	40,000,010
—	—	(13,294,050)	(10,711,590)	—	—

108,000,000	74,627,277	(13,294,050)	(6,871,590)	60,000,000	40,000,010

119,049,579	76,895,281	7,693,011	4,455,264	63,268,306	40,102,939
76,895,281	—	114,545,658	110,090,394	40,102,939	—

$195,944,860	$76,895,281	$122,238,669	$114,545,658	$103,371,245	$40,102,939

10,491,768	7,425,997	—	223,433	5,696,706	4,000,001
—	—	(676,488)	(638,368)	—	—

10,491,768	7,425,997	(676,488)	(414,935)	5,696,706	4,000,001

145

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS		UBS
	Corporate Bond		High Yield
	Relationship Fund		Relationship Fund

	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Operations:
Net investment income	$23,763,579	$15,415,361	$10,071,938	$13,218,015
Net realized gain (loss)	(2,953,380)	(918,845)	(2,461,591)	1,100,265
Change in net unrealized appreciation (depreciation)	3,369,180	(9,371,425)	4,403,290	(8,526,136)

Net increase in net assets from operations	24,179,379	5,125,091	12,013,637	5,792,144

Capital share transactions:
Proceeds from shares sold	162,952,000	140,554,330	16,075,000	127,479,354
Cost of shares redeemed	(40,545,000)	(69,787,000)	(4,394,703)	(171,104,404)
Cost of shares redeemed-in-kind	(64,400,000)	—	—	—

Net increase (decrease) in net assets resulting from
capital share transactions	58,007,000	70,767,330	11,680,297	(43,625,050)

Increase (decrease) in net assets	82,186,379	75,892,421	23,693,934	(37,832,906)
Net assets, beginning of year	365,674,673	289,782,252	103,624,774	141,457,680

Net assets, end of year	$447,861,052	$365,674,673	$127,318,708	$103,624,774

Share transactions:
Shares sold	14,518,762	12,797,301	798,598	6,927,337
Shares redeemed	(9,358,392)	(6,334,454)	(213,197)	(9,028,278)

Net increase (decrease) in shares outstanding	5,160,370	6,462,847	585,401	(2,100,941)

*	For the period May 31, 2006 (commencement of operations) to December 31, 2006.

146	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Opportunistic
Emerging Markets	UBS Opportunistic
Debt Relationship	High Yield
Fund	Relationship Fund

Period ended	Year ended	Year ended
December 31,	December 31,	December 31,
2006*	2006	2005

$1,618,764	$12,494,395	$8,411,586
59,076	(1,961,489)	(1,544,807)
2,847,548	5,500,938	(4,160,432)

4,525,388	16,033,844	2,706,347

60,255,616	106,302,570	77,051,988
(5,269)	(44,750,273)	(2,109,564)
—	(20,322,714)	—

60,250,347	41,229,583	74,942,424

64,775,735	57,263,427	77,648,771
—	144,832,418	67,183,647

$64,775,735	$202,095,845	$144,832,418

5,894,535	8,315,267	6,522,303
(521)	(5,224,932)	(184,170)

5,894,014	3,090,335	6,338,133

147

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS		UBS
	Short Duration		U.S. Bond
	Relationship Fund		Relationship Fund

	Year ended	Period ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005*	2006	2005

Operations:
Net investment income	$7,627,772	$2,145,699	$3,949,369	$3,988,409
Net realized gain (loss)	(392,633)	(41,434)	(588,653)	(257,332)
Change in net unrealized appreciation (depreciation)	288,083	(799,115)	258,683	(1,472,513)

Net increase in net assets from operations	7,523,222	1,305,150	3,619,399	2,258,564

Distributions to shareholders:
Distributions from net investment income	—	—	—	—

Capital share transactions:
Proceeds from shares sold	46,720,462	142,296,490	7,000,000	—
Shares issued on reinvestment of distributions	—	—	—	—
Cost of shares redeemed	(35,383,927)	—	(8,765,000)	(15,795,456)

Net increase (decrease) in net assets resulting from capital
share transactions	11,336,535	142,296,490	(1,765,000)	(15,795,456)

Increase (decrease) in net assets	18,859,757	143,601,640	1,854,399	(13,536,892)
Net assets, beginning of year	143,601,640	—	83,074,129	96,611,021

Net assets, end of year	$162,461,397	$143,601,640	$84,928,528	$83,074,129

Share transactions:
Shares sold	4,489,953	14,231,286	456,499	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	(3,386,130)	—	(593,440)	(1,095,717)

Net increase (decrease) in shares outstanding	1,103,823	14,231,286	(136,941)	(1,095,717)

*	For the period May 25, 2006 (commencement of operations) to December 31, 2006.

148	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS		UBS
U.S. Cash Management Prime		U.S. Securitized Mortgage
Relationship Fund		Relationship Fund

Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,
2006	2005	2006	2005

$40,024,223	$25,678,336	$81,902,186	$52,248,313
—	—	(12,060,766)	(1,646,478)
—	—	9,861,711	(28,373,868)

40,024,223	25,678,336	79,703,131	22,227,967

(40,024,223)	(25,678,336)	—	—

3,974,573,410	4,525,196,177	598,713,000	372,188,256
1,787,538	1,354,262	—	—
(4,331,776,962)	(4,103,730,143)	(281,891,888)	(89,223,135)

(355,416,014)	422,820,296	316,821,112	282,965,121

(355,416,014)	422,820,296	396,524,243	305,193,088
962,998,727	540,178,431	1,281,784,989	976,591,901

$607,582,713	$962,998,727	$1,678,309,232	$1,281,784,989

3,974,573,410	4,525,196,177	49,176,023	31,437,359
1,787,538	1,354,262	—	—
(4,331,776,962)	(4,103,730,143)	(23,180,116)	(7,513,094)

(355,416,014)	422,820,296	25,995,907	23,924,265

149

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

	Year ended December 31,

UBS Global Securities Relationship Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$29.3766	$27.3346	$23.7133	$18.2484	$18.6799

Income (loss) from investment operations:
Net investment income*	0.7303	0.6670	0.5572	0.4388	0.3954
Net realized and unrealized gain (loss)	3.6626	1.3750	3.0641	5.0261	(0.8269)

Total income (loss) from investment operations	4.3929	2.0420	3.6213	5.4649	(0.4315)

Net asset value, end of year	$33.7695	$29.3766	$27.3346	$23.7133	$18.2484

Total investment return@	14.96%	7.47%	15.27%	29.95%	(2.31)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$2,923,555	$1,866,277	$1,259,899	$952,538	$660,951
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.1172%	0.0875%	0.0875%	0.0880%	0.0800%
After expense reimbursement and earnings credit	0.1172%	0.0875%	0.0875%	0.0875%	0.0700%
Ratio of net investment income to average net assets	2.34%	2.39%	2.26%	2.16%	2.15%
Portfolio turnover rate	69%	92%	71%	67%	100%

	Period ended
UBS Emerging Markets Equity Completion	December 31,
Relationship Fund	2006**

Net asset value, beginning of period	$10.0000

Income from investment operations:
Net investment income*	0.0794
Net realized and unrealized gain	1.3807

Total income from investment operations	1.4601

Net asset value, end of period	$11.4601

Total investment return@	14.60%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$62,017
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.5592	%†
After expense reimbursement and earnings credit	0.5188	%†
Ratio of net investment income to average net assets	1.28	%†
Portfolio turnover rate	14%

*	The net investment income per share data was determined by using average shares outstanding throughout the year.
**	For the period May 25, 2006 (commencement of operations) to December 31, 2006.
@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
†	Annualized.

150	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

	Year ended December 31,

UBS Emerging Markets Equity Relationship Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$21.788l7	$15.8600	$12.3568	$7.9516	$8.2645

Income (loss) from investment operations:
Net investment income*	0.4260	0.4202	0.2802	0.2196	0.1275
Net realized and unrealized gain (loss)	6.0924	5.5068	3.1578	4.1119	(0.4404)

Total income (loss) from investment operations	6.5184	5.9270	3.4380	4.3315	(0.3129)

Redemption fees	—	—	0.0652	0.0737	—

Net increase from payments by affiliates	—	0.0017	—	—	—

Net asset value, end of year	$28.3071	$21.7887	$15.8600	$12.3568	$7.9516

Total investment return@	29.91%	37.38%#	28.35%	55.40%	(3.79)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$915,881	$607,414	$653,601	$372,034	$208,990
Ratio of expenses to average net assets	0.3205%	0.3558%	0.3263%	0.4500%	0.4200%
Ratio of net investment income to average net assets	1.73%	2.39%	2.11%	2.28%	1.51%
Portfolio turnover rate	56%	79%	45%	62%	61%

	Year ended December 31,

UBS International Equity Relationship Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.5025	$14.1144	$11.9125	$8.9083	$10.0597

Income (loss) from investment operations:
Net investment income*	0.3822	0.3261	0.2902	0.2351	0.1993
Net realized and unrealized gain (loss)	3.3681	1.0620	1.9117	2.7691	(1.3507)

Total income (loss) from investment operations	3.7503	1.3881	2.2019	3.0042	(1.1514)

Net asset value, end of year	$19.2528	$15.5025	$14.1144	$11.9125	$8.9083

Total investment return@	24.19%	9.84%	18.48%	33.72%	(11.45)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$918,065	$448,172	$96,527	$95,947	$80,544
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.1393%	0.1428%	0.1925%	0.1754%	0.1300%
After expense reimbursement and earnings credit	0.1388%	0.0900%	0.0900%	0.0900%	0.0800%
Ratio of net investment income to average net assets	2.22%	2.27%	2.34%	2.44%	2.14%
Portfolio turnover rate	50%	97%	44%	46%	51%

*	The net investment income per share data was determined by using average shares outstanding throughout the year.
@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges;results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
#	During the fiscal year ended December 31,2005, the Fund’s total return included a reimbursement by the investment manager for amounts relating to a trading error. The impact on total return was less than 0.01%.

See accompanying notes to financial statements.	151

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

	Year ended December 31,

UBS Large-Cap Select Equity Relationship Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.3839	$10.5546	$9.1924	$7.1106	$8.4750

Income (loss) from investment operations:
Net investment income*	0.2193	0.1942	0.1989	0.1560	0.1443
Net realized and unrealized gain (loss)	1.5249	0.6351	1.1633	1.9258	(1.5087)

Total income (loss) from investment operations	1.7442	0.8293	1.3622	2.0818	(1.3644)

Net asset value, end of year	$13.1281	$11.3839	$10.5546	$9.1924	$7.1106

Total investment return@	15.32%	7.86%	14.82%	29.28%	(16.10)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$12,933	$13,308	$12,414	$14,646	$11,381
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.6563%	0.5409%	0.6834%	0.3177%	0.1600%
After expense reimbursement and earnings credit	0.1018%	0.0475%	0.0475%	0.0475%	0.0200%
Ratio of net investment income to average net assets	1.83%	1.81%	2.09%	1.98%	1.81%
Portfolio turnover rate	35%	30%	35%	26%	41%

	Year ended December 31,

UBS Small-Cap Equity Relationship Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$41.0610	$39.3024	$32.9924	$23.9103	$24.9640

Income from investment operations:
Net investment income*	0.5946	0.5270	0.4745	0.4642	1.9606
Net realized and unrealized gain (loss)	5.3012	1.2316	5.8355	8.6179	(3.0143)

Total income (loss) from investment operations	5.8958	1.7586	6.3100	9.0821	(1.0537)

Net asset value, end of year	$46.9568	$41.0610	$39.3024	$32.9924	$23.9103

Total investment return@	14.36%	4.48%	19.13%	37.98%	(4.22)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$542,694	$486,945	$349,900	$287,971	$136,446
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.1037%	0.0547%	0.0705%	0.0682%	0.0500%
After expense reimbursement and earnings credit	0.0995%	0.0375%	0.0375%	0.0375%	0.0200%
Ratio of net investment income to average net assets	1.37%	1.35%	1.36%	1.68%	1.63%
Portfolio turnover rate	95%	63%	58%	62%	82%

*	The net investment income per share data was determined by using average shares outstanding throughout the year.
@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

152	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

	Year ended	Period ended
	December 31,	December 31,
UBS U.S. Equity Alpha Relationship Fund	2006	2005**

Net asset value, beginning of period	$10.5373	$10.0000

Income from investment operations:
Net investment income*	0.1839	0.0391
Net realized and unrealized gain	1.7391	0.4982

Total income from investment operations	1.9230	0.5373

Net asset value, end of period	$12.4603	$10.5373

Total investment return@	18.26%	5.37%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$737,046	$198,022
Ratio of expenses to average net assets
Before interest and dividend expense for securities sold short	0.1365%	0.2230	%†
After interest and dividend expense for securities sold short	0.5639%	1.6836	%†
Ratio of net investment income to average net assets	1.63%	1.36	%†
Portfolio turnover rate	63%	36%

	Year ended December 31,

UBS U.S. Large Cap Equity Relationship Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$17.9505	$16.3164	$14.2420	$10.8884	$12.8484

Income (loss) from investment operations:
Net investment income*	0.3192	0.2885	0.2845	0.2126	0.2085
Net realized and unrealized gain (loss)	2.4351	1.3456	1.7899	3.1410	(2.1685)

Total income (loss) from investment operations	2.7543	1.6341	2.0744	3.3536	(1.9600)

Net asset value, end of year	$20.7048	$17.9505	$16.3164	$14.2420	$10.8884

Total investment return@	15.35%	10.02%	14.57%	30.80%	(15.26)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$453,423	$626,253	$111,397	$65,756	$49,905
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.0997%	0.0752%	0.1236%	0.1231%	0.0900%
After expense reimbursement and earnings credit	0.0987%	0.0475%	0.0475%	0.0475%	0.0300%
Ratio of net investment income to average net assets	1.71%	1.71%	1.94%	1.84%	1.76%
Portfolio turnover rate	88%	85%	52%	46%	45%

*	The net investment income per share data was determined by using average shares outstanding throughout the year.
**	For the period September 20, 2005 (commencement of operations) to December 31, 2005.
@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
†	Annualized.

See accompanying notes to financial statements.	153

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

	Year ended	Period ended
	December 31,	December 31,
UBS U.S. Large Cap Growth Equity Relationship Fund	2006	2005**

Net asset value, beginning of period	$10.3549	$10.0000

Income from investment operations:
Net investment income*	0.1053	0.0120
Net realized and unrealized gain	0.4756	0.3429

Total income from investment operations	0.5809	0.3549

Net asset value, end of period	$10.9358	$10.3549

Total investment return@	5.61%	3.55%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$195,945	$76,895
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.1207%	0.3462	%†
After expense reimbursement and earnings credit	0.1200%	0.1200	%†
Ratio of net investment income to average net assets	1.02%	0.78	%†
Portfolio turnover rate	81%	10%

	Year ended December 31,

UBS U.S. Large-Cap Value Equity Relationship Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$18.0696	$16.2998	$14.1723	$10.7950	$12.6885

Income (loss) from investment operations:
Net investment income*	0.4144	0.3644	0.3054	0.2736	0.3804
Net realized and unrealized gain (loss)	3.1028	1.4054	1.8221	3.1037	(2.2739)

Total income (loss) from investment operations	3.5172	1.7698	2.1275	3.3773	(1.8935)

Net asset value, end of year	$21.5868	$18.0696	$16.2998	$14.1723	$10.7950

Total investment return@	19.47%	10.86%	15.01%	31.29%	(14.92)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$122,239	$114,546	$110,090	$108,536	$91,019
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.1214%	0.0961%	0.1222%	0.0847%	0.0600%
After expense reimbursement and earnings credit	0.1021%	0.0475%	0.0475%	0.0475%	0.0300%
Ratio of net investment income to average net assets	2.13%	2.17%	2.07%	2.30%	2.19%
Portfolio turnover rate	23%	35%	42%	26%	33%

*	The net investment income per share data was determined by using average shares outstanding throughout the year.
**	For the period November 7, 2005 (commencement of operations) to December 31, 2005.
@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges;results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
†	Annualized.

154	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

	Year ended	Period ended
UBS Absolute Return Investment	December 31,	December 31,
Grade Bond Relationship Fund	2006	2005**

Net asset value, beginning of period	$10.0257	$10.0000

Income (loss) from investment operations:
Net investment income*	0.5731	0.0301
Net realized and unrealized gain (loss)	0.0616	(0.0044)

Total income from investment operations	0.6347	0.0257

Net asset value, end of period	$10.6604	$10.0257

Total investment return@	6.34%	0.26%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$103,371	$40,103
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.2095%	1.3698	%†
After expense reimbursement and earnings credit	0.1000%	0.1000	%†
Ratio of net investment income to average net assets	5.51%	4.39	%†
Portfolio turnover rate	34%	0.29%

	Year ended December 31,			Period ended
				December 31,
UBS Corporate Bond Relationship Fund	2006	2005	2004	2003***

Net asset value, beginning of period	$11.1079	$10.9528	$10.3252	$10.0000

Income (loss) from investment operations:
Net investment income*	0.6463	0.5503	0.5067	0.1397
Net realized and unrealized gain (loss)	0.0067	(0.3952)	0.1209	0.1855

Total income from investment operations	0.6530	0.1551	0.6276	0.3252

Net asset value, end of period	$11.7609	$11.1079	$10.9528	$10.3252

Total investment return@	5.88%	1.42%	6.08%	3.25%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$447,861	$365,675	$289,782	$250,099
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.1000%	0.1000%	0.1000%	0.0798	%†
After expense reimbursement and earnings credit	0.1000%	0.1000%	0.1000%	0.0798	%†
Ratio of net investment income to average net assets	5.71%	4.99%	4.80%	4.64	%†
Portfolio turnover rate	39%	39%	45%	4%

*	The net investment income per share data was determined by using average shares outstanding throughout the year.
**	For the period December 6, 2005 (commencement of operations) to December 31, 2005.
***	For the period September 15, 2003 (commencement of operations) to December 31, 2003.
@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
†	Annualized.

See accompanying notes to financial statements.	155

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

	Year ended December 31,

UBS High Yield Relationship Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$19.0710	$18.7745	$16.6064	$13.4775	$13.6963

Income (loss) from investment operations:
Net investment income*	1.7459	1.6062	1.5397	1.4440	1.3443
Net realized and unrealized gain (loss)	0.3358	(1.3097)	0.6284	1.6849	(1.5631)

Total income (loss) from investment operations	2.0817	0.2965	2.1681	3.1289	(0.2188)

Net asset value, end of year	$21.1527	$19.0710	$18.7745	$16.6064	$13.4775

Total investment return@	10.92%	1.58%	13.06%	23.22%	(1.60)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$127,319	$103,625	$141,458	$177,359	$141,314
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.1361%	0.0924%	0.1117%	0.0729%	0.0400%
After expense reimbursement and earnings credit	0.1162%	0.0375%	0.0375%	0.0375%	0.0100%
Ratio of net investment income to average net assets	8.68%	8.55%	8.88%	9.61%	10.01%
Portfolio turnover rate	43%	122%	109%	94%	72%

Period ended
UBS Opportunistic Emerging	December 31,
Markets Debt Relationship Fund	2006**

Net asset value, beginning of period	$10.0000

Income from investment operations:
Net investment income*	0.4086
Net realized and unrealized gain	0.5815

Total income from investment operations	0.9901

Net asset value, end of period	$10.9901

Total investment return@	9.90%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$64,776
Ratio of expenses to average net assets	0.4999%†
Ratio of net investment income to average net assets	6.72%†
Portfolio turnover rate	68%

*	The net investment income per share data was determined by using average shares outstanding throughout the year.
**	For the period May 31, 2006 (commencement of operations) to December 31, 2006.
@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
†	Annualized.

156	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

	Year ended December 31,						Period ended
							December 31,
UBS Opportunistic High Yield Relationship Fund	2006	2005	2004#		2003#		2002**

Net asset value, beginning of period	$11.9862	$11.6940	$10.9244		$10.1256		$10.0000

Income (loss) from investment operations:
Net investment income*	1.0670	1.0052	0.9596		0.3429		0.2721
Net realized and unrealized gain (loss)	0.2657	(0.7130)	(0.1900)		0.4559		(0.1465)

Total income from investment operations	1.3327	0.2922	0.7696		0.7988		0.1256

Net asset value, end of period	$13.3189	$11.9862	$11.6940		$10.9244		$10.1256

Total investment return@	11.12%	2.50%	7.04%		7.89%		1.26%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$202,096	$144,832	$67,184		$—	^	$47,398
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.1378%	0.1375%	0.1370	%†	0.1520	%†	1.2800	%†
After expense reimbursement and earnings credit	0.1376%	0.1375%	0.1370	%†	0.1375	%†	0.1400	%†
Ratio of net investment income to average net assets	8.44%	8.52%	8.59	%†	9.42	%†	8.24	%†
Portfolio turnover rate	79%	32%	22%		84%		20%

	Year ended	Period ended
	December 31,	December 31,
UBS Short Duration Relationship Fund	2006	2005***

Net asset value, beginning of period	$10.0906	$10.0000

Income (loss) from investment operations:
Net investment income*	0.5155	0.1516
Net realized and unrealized loss	(0.0120)	(0.0610)

Total income from investment operations	0.5035	0.0906

Net asset value, end of period	$10.5941	$10.0906

Total investment return@	4.99%	0.91%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$162,461	$143,602
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.0999%	0.1295	%†
After expense reimbursement and earnings credit	0.0494%	0.0475	%†
Ratio of net investment income to average net assets	5.00%	4.24	%†
Portfolio turnover rate	80%	83%

*	The net investment income per share data was determined by using average shares outstanding throughout the period.
**	For the period September 4, 2002 (commencement of operations) to December 31, 2002.
***	For the period August 23, 2005 (commencement of operations) to December 31, 2005.
@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
^	Net assets are less than $1,000.
†	Annualized.
#	Inception date of UBS Opportunistic High Yield Relationship Fund is September 4, 2002. The Fund was inactive from May 21, 2003 to April 4, 2004. The inception return of the Fund is calculated as of April 5, 2004, the date the Fund re-commenced investment operations.

See accompanying notes to financial statements.	157

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

	Year ended December 31,

UBS U.S. Bond Relationship Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.6942	$14.3144	$13.6737	$13.0522	$11.8512

Income (loss) from investment operations:
Net investment income*	0.7446	0.6503	0.6141	0.6022	0.6547
Net realized and unrealized gain (loss)	(0.0436)	(0.2705)	0.0266	0.0193	0.5463

Total income from investment operations	0.7010	0.3798	0.6407	0.6215	1.2010

Net asset value, end of year	$15.3952	$14.6942	$14.3144	$13.6737	$13.0522

Total investment return@	4.77%	2.65%	4.69%	4.76%	10.13%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$84,929	$83,074	$96,611	$86,070	$78,599
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.1401%	0.1132%	0.1535%	0.1119%	0.0900%
After expense reimbursement and earnings credit	0.0865%	0.0475%	0.0475%	0.0475%	0.0300%
Ratio of net investment income to average net assets	4.99%	4.49%	4.40%	4.50%	5.24%
Portfolio turnover rate	179%	205%	182%	144%	173%

	Year ended December 31,

UBS U.S. Cash Management Prime Relationship Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Income from investment operations:
Net investment income	0.0501	0.0324	0.0140	0.0126	0.0185

Total income from investment operations	0.0501	0.0324	0.0140	0.0126	0.0185

Distributions:
Net investment income	(0.0501)	(0.0324)	(0.0140)	(0.0126)	(0.0185)

Total Distributions	(0.0501)	(0.0324)	(0.0140)	(0.0126)	(0.0185)

Net asset value, end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total investment return@	5.13%	3.29%	1.41%	1.23%	1.87%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$607,583	$962,999	$540,178	$247,719	$572,043
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credit	0.0256%	0.0124%	0.0334%	0.0200%	0.0200%
After expense reimbursement and earnings credit	0.0100%	0.0100%	0.0100%	0.0100%	0.0100%
Ratio of net investment income to average net assets	4.96%	3.38%	1.52%	1.26%	1.86%

*	The net investment income per share data was determined by using average shares outstanding throughout the period.
@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares or distributions paid.

158	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

	Year ended December 31,

UBS U.S. Securitized Mortgage Relationship Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.9618	$11.7333	$11.3193	$10.9469	$10.0625

Income (loss) from investment operations:
Net investment income*	0.6590	0.5421	0.4750	0.4435	0.5202
Net realized and unrealized gain (loss)	(0.0164)	(0.3136)	(0.0610)	(0.0711)	0.3642

Total income from investment operations	0.6426	0.2285	0.4140	0.3724	0.8844

Net asset value, end of period	$12.6044	$11.9618	$11.7333	$11.3193	$10.9469

Total investment return@	5.38%	1.95%	3.66%	3.40%	8.79%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$1,678,309	$1,281,785	$976,592	$701,361	$662,830
Ratio of expenses to average net assets	0.1295%	0.1244%	0.1277%	0.0600%	0.0300%
Ratio of net investment income to average net assets	5.39%	4.57%	4.13%	3.99%	5.39%
Portfolio turnover rate	54%	64%	69%	72%	67%

*	The net investment income per share data was determined by using average shares outstanding throughout the period.
@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.	159

UBS Relationship Funds—Notes to financial statements

1. Organization and significant accounting policies
UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments, each of which is non-diversified except for UBS U.S. Cash Management Prime Relationship Fund, which is diversified. The nineteen series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Large-Cap Select Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Growth Equity Relationship Fund, UBS U.S. Large-Cap Value Equity Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Short Duration Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund (each a “Fund,” and collectively, the “Funds”). The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Investment valuation: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations if market prices are not readily available, or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ official closing price. Other OTC securities are valued at the last available bid price prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price, except for open short positions, where the ask price is used for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an international diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective investment company. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”).

UBS Relationship Funds—Notes to financial statements

Factors that are considered in making this determination include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund’s NAV. However, such developments may be determined to be so significant that they will materially affect the value of the Fund’s securities. Some funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value”, that value is likely to be different from the last quoted market price for the security. Previous closing prices may be adjusted to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern time.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Swap transactions are valued daily based upon future cash flows and other factors, such as interest rates and underlying securities.

In September 2006, The Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statements of operations for a fiscal period.

Restricted securities
The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Schedule of Investments.”

B. Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments and foreign currency contracts in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

C. Investment transactions: Investment transactions are recorded on a trade date basis. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost basis.

D. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large-Cap Select Equity Relationship Fund, UBS U.S. Large-Cap Value Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS International Equity Relationship Fund and UBS U.S. Equity Alpha Relationship Fund.

UBS Relationship Funds—Notes to financial statements

These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the fiscal year ended December 31, 2006, the following Funds recorded recaptured commissions which are reflected on the Statements of Operations within the net realized gains (losses) on investment activities:

Fund	Amount

UBS Global Securities Relationship Fund	$168,908
UBS International Equity Relationship Fund	37,618
UBS Small-Cap Equity Relationship Fund	226,003
UBS U.S. Equity Alpha Relationship Fund	22,223
UBS U.S. Large Cap Equity Relationship Fund	152,376
UBS U.S. Large-Cap Value Equity Relationship Fund	7,836

E. Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. During the year ended December 31, 2006, UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund engaged in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies.

Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses on forward foreign currency contracts. The Funds realize a gain or loss upon settlement of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the year ended December 31, 2006, was the Funds’ custodian.

Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the ability of the counterparty to perform on the forward foreign currency contract. The unrealized gain, if any, represents the credit risk to the Funds on a forward foreign currency contract as of December 31, 2006.

F. Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such futures contracts to hedge a portion of their portfolio or to equitize cash.

Upon entering into a futures contract, the Funds are required to deliver to a broker either cash or securities (“initial margin”). Subsequent payments (“variation margin”) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the futures contract value and are recorded as unrealized gains or losses on futures contracts. The Funds recognize a realized gain or loss on futures contracts when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of underlying securities.

G. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the

UBS Relationship Funds—Notes to financial statements

counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Effective July1, 2006, the Fund is charged a securities loan fee equal to 0.40% of short market value in connection with short sale transactions. Prior to that date, the Fund was charged a spread over the Federal Funds rate.

H. Swap agreements: Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security. As a buyer, the Fund makes periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. Credit default swaps are marked to market daily, and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statements of Operations. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the Fund typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As of December 31, 2006, there were no open credit default swaps for any of the Funds.

Interest rate swaps
The Funds may enter into interest rate swap contracts to protect them from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of the counterparty is generally limited to the net interest payment to be received by the fund. Therefore, the Funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Funds accrue for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At December 31, 2006, the following Funds had outstanding interest rate swap contracts with the following terms:

	UBS Absolute Return Investment Grade Bond Relationship Fund
			Rate type
						Unrealized
		Termination	Payments made	Payments received		appreciation/
	Notional amount	dates	by the Fund	by the Fund		(depreciation)

USD	$30,600,000	12/08/08	4.9210%	5.3500	%*	$155,726
USD	22,000,000	06/13/09	5.2982 *	5.3965		113,463
USD	4,700,000	12/08/11	4.8530	5.3500	*	48,784
USD	5,600,000	12/08/16	4.9510	5.3500	*	94,692
USD	5,000,000	06/13/17	5.5575	5.2982	*	(150,402)

						$262,263

* Rate based on 3 month LIBOR

Currency type abbreviation:
USD United States Dollar

UBS Relationship Funds—Notes to financial statements

	UBS Short Duration Relationship Fund
			Rate type
					Unrealized
		Termination	Payments made	Payments received	appreciation/
	Notional amount	dates	by the Fund	by the Fund	(depreciation)

USD	$33,000,000	06/13/09	5.2982%*	5.3965%	$202,446
USD	8,000,000	06/13/17	5.5575	5.2982 *	(240,644)

					$(38,198)

* Rate based on 3 month LIBOR

Currency type abbreviation:
USD United States Dollar

	UBS U.S. Bond Relationship Fund
			Rate type
						Unrealized
		Termination	Payments made		Payments received	appreciation/
	Notional amount	dates	by the Fund		by the Fund	(depreciation)

USD	$17,000,000	06/13/09	5.2982	%*	5.3965%	$104,290
USD	25,000,000	12/07/09	5.3500	*	4.5810	(184,417)
USD	4,000,000	06/13/17	5.5575		5.2982 *	(120,322)
USD	6,000,000	12/07/17	4.8910		5.3500 *	120,197

						$(80,252)

* Rate based on 3 month LIBOR

Currency type abbreviation:
USD United States Dollar

I. Investment income: Interest income, which includes amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date for each respective Fund, using reasonable due diligence, as the Fund becomes aware of such dividend. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

J. Distributions: With the exception of UBS U.S. Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS U.S. Cash Management Prime Relationship Fund, dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS U.S. Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

K. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition,

UBS Relationship Funds—Notes to financial statements

small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

L. Federal income taxes: The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.

M. Partnership allocations: For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

N. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the year ended December 31, 2006 for UBS Absolute Return Investment Grade Bond Relationship Fund was as follows:

	Number of	Amount of
	contracts	premiums
	(000)	received

Options outstanding at December 31, 2005	—	$—
Options written	739	52,944
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	—	—
Options exercised	—	—

Options outstanding at December 31, 2006	739	$52,944

UBS Relationship Funds—Notes to financial statements

Written option activity for the year ended December 31, 2006 for UBS Short Duration Relationship Fund was as follows:

	Number of	Amount of
	contracts	premiums
	(000)	received

Options outstanding at December 31, 2005	—	$—
Options written	1,159	83,034
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	—	—
Options exercised	—	—

Options outstanding at December 31, 2006	1,159	$83,034

Written option activity for the year ended December 31, 2006 for UBS U.S. Bond Relationship Fund was as follows:

	Number of	Amount of
	contracts	premiums
	(000)	received

Options outstanding at December 31, 2005	—	$—
Options written	898	110,376
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	(164)	(51,896)
Options exercised	—	—

Options outstanding at December 31, 2006	734	$58,480

O. Transfers in-kind: Certain shareholders of a Fund may redeem shares and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. For the year ended December 31, 2006, cash and portfolio securities (including accrued interest) were transferred on the dates, at the values listed, and losses for book purposes which resulted from the redemptions in-kind are listed below:

Fund	Date	Value	Realized (loss)

UBS Corporate Bond Relationship Fund	03/30/06	$64,400,000	$(2,928,694)
UBS Opportunistic High Yield Relationship Fund	03/30/06	20,322,714	(66,834)

2. Investment advisory and administration fees and other transactions with affiliates
UBS Global Asset Management (Americas) Inc. (the “Advisor”), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the following Funds to the extent that total operating expenses exceed the following percentage of average daily net assets:

UBS Emerging Markets Equity Completion Relationship Fund	0.5000%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS U.S. Equity Alpha Relationship Fund	0.4000
UBS U.S. Large Cap Growth Equity Relationship Fund	0.1200
UBS Absolute Return Investment Grade Bond Relationship Fund	0.1000
UBS Corporate Bond Relationship Fund	0.1000
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS U.S. Cash Management Prime Relationship Fund	0.0100

UBS Relationship Funds—Notes to financial statements

The Funds have voluntary expense caps in place to ensure that the total fund operating expenses are reasonable. At a Board Meeting in March 2006, the Board approved changing the expense caps for certain Funds. This change became effective on April 1, 2006. The new expense caps, as approved, are as follows:

UBS Global Securities Relationship Fund	0.1500%
UBS International Equity Relationship Fund	0.1500
UBS Large-Cap Select Equity Relationship Fund	0.1200
UBS Small-Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS U.S. Large-Cap Value Equity Relationship Fund	0.1200
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic High Yield Relationship Fund	0.1400
UBS Short Duration Relationship Fund	0.0500
UBS U.S. Bond Relationship Fund	0.1000
UBS U.S. Securitized Mortgage Relationship Fund	0.1400

Prior to April 1, 2006, the Funds had the following expense caps:

UBS Global Securities Relationship Fund	0.0875%
UBS International Equity Relationship Fund	0.0900
UBS Large-Cap Select Equity Relationship Fund	0.0475
UBS Small-Cap Equity Relationship Fund	0.0375
UBS U.S. Large Cap Equity Relationship Fund	0.0475
UBS U.S. Large-Cap Value Equity Relationship Fund	0.0475
UBS High Yield Relationship Fund	0.0375
UBS Opportunistic High Yield Relationship Fund	0.0175
UBS Short Duration Relationship Fund	0.0475
UBS U.S. Bond Relationship Fund	0.0475
UBS U.S. Securitized Mortgage Relationship Fund	0.1375

At December 31, 2006, the Advisor owed certain Funds for expense reimbursements as follows:

UBS Large-Cap Select Equity Relationship Fund	$19,684
UBS Small-Cap Equity Relationship Fund	92
UBS U.S. Large Cap Growth Equity Relationship Fund	1,057
UBS U.S. Large-Cap Value Equity Relationship Fund	7,339
UBS Absolute Return Investment Grade Bond Relationship Fund	12,130
UBS Short Duration Relationship Fund	26,918
UBS U.S. Bond Relationship Fund	5,722
UBS U.S. Cash Management Prime Relationship Fund	92,877

During the year ended December 31, 2006, the Advisor paid certain Funds for expense reimbursements as follows:

UBS Emerging Markets Equity Completion Relationship Fund	$11,883
UBS International Equity Relationship Fund	4,150
UBS Large-Cap Select Equity Relationship Fund	66,629
UBS Small-Cap Equity Relationship Fund	21,601
UBS U.S. Large Cap Equity Relationship Fund	6,375
UBS U.S. Large Cap Growth Equity Relationship Fund	1,057
UBS U.S. Large-Cap Value Equity Relationship Fund	22,602
UBS Absolute Return Investment Grade Bond Relationship Fund	57,883
UBS High Yield Relationship Fund	23,096
UBS Opportunistic High Yield Relationship Fund	331
UBS Short Duration Relationship Fund	77,034
UBS U.S. Bond Relationship Fund	42,430
UBS U.S. Cash Management Prime Relationship Fund	125,715

UBS Relationship Funds—Notes to financial statements

Each Fund will pay an administration fee to J.P. Morgan Investor Services Co., that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund, to the extent the Fund’s expenses do not exceed the expense cap.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments, including investments of cash collateral for securities loaned, represented 18.64% of UBS Global Securities Relationship Fund’s total net assets at December 31, 2006. Amounts relating to those investments for the year ended December 31, 2006 are summarized as follows:

					Change in net
					unrealized
Affiliates	Value 12/31/05	Purchases	Sales proceeds	Net realized gain	appreciation/ (depreciation)	Value 12/31/06

UBS Emerging Markets Equity Relationship Fund	$59,085,368	$41,000,000	$—	$—	$29,071,175	$129,156,543
UBS Small-Cap Equity Relationship Fund	39,708,597	34,946,522	—	—	9,306,624	83,961,743
UBS Corporate Bond Relationship Fund	7,622,921	43,700,000	—	—	2,535,450	53,858,371
UBS High Yield Relationship Fund	17,849,890	6,000,000	—	—	2,487,482	26,337,372
UBS U.S. Securitized Mortgage Relationship Fund	—	99,600,000	—	—	4,692,392	104,292,392

		$225,246,522	—	—	$48,093,123	$397,606,421

The following Funds invest in shares of UBS Supplementary Trust — U.S. Cash Management Prime Fund (“Supplementary Trust”). The Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions from Supplementary Trust are reflected as affiliated interest income on the Statements of Operations. Amounts relating to those investments at December 31, 2006 and for the period then ended are summarized as follows:

	Value		Sales	Interest	Value	% of net
Fund	12/31/05	Purchases	proceeds	income	12/31/06	assets

UBS Global Securities Relationship Fund	$236,281,507	$981,099,100	$1,070,393,369	$7,545,476	$146,987,238	5.03%
UBS Emerging Markets Equity Relationship Fund	7,966,703	266,857,992	264,078,119	549,351	10,746,576	1.17
UBS International Equity Relationship Fund	419,498	174,726,855	167,777,439	269,550	7,368,914	0.80
UBS Large-Cap Select Equity Relationship Fund	170,457	1,934,350	1,597,666	14,028	507,141	3.92
UBS Small-Cap Equity Relationship Fund	12,066,516	159,639,160	143,245,216	937,644	28,460,460	5.24
UBS U.S. Large Cap Equity Relationship Fund	4,844,344	101,921,978	92,228,024	582,779	14,538,298	3.21
UBS U.S. Large-Cap Value Equity Relationship Fund	5,066,400	15,820,336	17,917,808	126,561	2,968,928	2.43
UBS Corporate Bond Relationship Fund	4,923,022	115,298,713	117,397,187	239,196	2,824,548	0.63
UBS High Yield Relationship Fund	897,265	48,056,957	44,093,944	189,960	4,860,278	3.82
UBS Opportunistic High Yield Relationship Fund	6,629,764	138,308,867	135,908,953	222,310	9,029,678	4.47
UBS U.S. Bond Relationship Fund	9,077,939	31,767,304	39,944,614	199,029	900,629	1.06
UBS U.S. Cash Management Prime Relationship Fund	963,071,494	2,374,519,239	2,729,995,804	40,104,873	607,594,929	100.00
UBS U.S. Securitized Mortgage Relationship Fund	37,823,509	1,121,848,706	1,129,216,693	2,595,984	30,455,522	1.81

The Funds may invest in shares of the UBS U.S. Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of Operations. Amounts relating to those investments at December 31, 2006 and for the period then ended were as follows:

	Value		Sales	Interest	Value	% of net
Fund	12/31/05	Purchases	proceeds	income	12/31/06	assets

UBS Emerging Markets Equity Completion Relationship Fund	—	$15,414,544	$14,782,978	$17,203	$631,566	1.02%
UBS U.S. Equity Alpha Relationship Fund	$1,959,074	145,088,626	136,890,222	125,772	10,157,478	1.38
UBS U.S. Large Cap Growth Equity Relationship Fund	361,828	45,263,575	44,673,149	124,246	952,254	0.48
UBS Absolute Return Investment Grade Bond Relationship Fund	9,000,000	63,749,293	70,109,063	221,017	2,640,230	2.55
UBS Opportunistic Emerging Markets Debt Relationship Fund	—	60,953,646	49,945,438	230,315	11,008,208	17.00
UBS Short Duration Relationship Fund	342,945	90,433,600	86,276,319	180,684	4,500,226	2.77

UBS Relationship Funds—Notes to financial statements

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2006, were as follows:

Fund	UBS AG

UBS Global Securities Relationship Fund	$31,677
UBS Large-Cap Select Equity Relationship Fund	378
UBS Small-Cap Equity Relationship Fund	5,062
UBS U.S. Equity Alpha Relationship Fund	6,859
UBS U.S. Large Cap Equity Relationship Fund	8,028
UBS U.S. Large Cap Growth Equity Relationship Fund	777
UBS U.S. Large-Cap Value Equity Relationship Fund	363

3. Investment transactions
Investment transactions for the year ended December 31, 2006, excluding short-term investments and long-term US government securities, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$1,698,916,857	$928,735,768
UBS Emerging Markets Equity Completion Relationship Fund	58,756,085	6,853,891
UBS Emerging Markets Equity Relationship Fund	502,188,863	405,749,622
UBS International Equity Relationship Fund	685,379,653	379,041,441
UBS Large-Cap Select Equity Relationship Fund	4,080,398	6,319,068
UBS Small-Cap Equity Relationship Fund	467,671,894	494,709,082
UBS U.S. Equity Alpha Relationship Fund	837,696,601	406,517,317
UBS U.S. Large Cap Equity Relationship Fund	553,932,328	778,689,952
UBS U.S. Large Cap Growth Equity Relationship Fund	233,640,365	123,897,572
UBS U.S. Large-Cap Value Equity Relationship Fund	25,958,089	34,528,356
UBS Absolute Return Investment Grade Bond Relationship Fund	91,209,027	17,325,287
UBS Corporate Bond Relationship Fund	242,485,569	158,508,998
UBS High Yield Relationship Fund	65,014,883	47,384,424
UBS Opportunistic Emerging Markets Debt Relationship Fund	52,328,244	16,557,639
UBS Opportunistic High Yield Relationship Fund	160,220,026	110,494,345
UBS Short Duration Relationship Fund	110,065,802	89,986,446
UBS U.S. Bond Relationship Fund	56,915,892	56,593,388
UBS U.S. Securitized Mortgage Relationship Fund	1,207,878,393	803,549,712

For the year ended December 31, 2006, purchases and sales of long-term U.S. government securities were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$764,652,297	$724,062,550
UBS Opportunistic Emerging Markets Debt Relationship Fund	5,805,133	—
UBS Short Duration Relationship Fund	24,429,590	29,684,641
UBS U.S. Bond Relationship Fund	84,088,845	82,176,550

4. Security lending
The Funds may lend portfolio securities up to 33 1/3% of its net assets to qualified broker-dealers or financial institutions. UBS Global Securities Relationship Fund loaned securities to certain brokers, with the Fund’s custodian acting as the Fund’s lending agent. The Fund earned negotiated lenders’ fees, which are included in securities lending revenue in the Statements of Operations. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in UBS Supplementary Trust — U.S. Cash Management Prime Fund, an affiliate, as shown in the Schedules of Investments. In addition, the UBS Global Securities Relationship Fund received US Government Agency securities as collateral amounting to $90,283,625, which cannot be resold. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of

UBS Relationship Funds—Notes to financial statements

domestic securities loaned and 105% of the value of foreign securities loaned. The value of loaned securities and related collateral outstanding at December 31, 2006, were as follows:

Market value of
		collateral	Market value of
	Market value of	received for	investments of cash
Fund	securities loaned	securities loaned	collateral received

UBS Global Securities Relationship Fund	$122,671,468	$125,909,600	$35,625,975

5. Transaction charges
Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $1,267,329 and $5,541,067 for the years ended December 31, 2006 and December 31, 2005, respectively, and are included in proceeds from shares sold on the Statements of Changes in Net Assets.

6. New accounting pronouncements
In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of the Interpretation must be incorporated no later than the last day on which a NAV is calculated preceding the Funds’ 2007 semi-annual report. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

UBS Relationship Funds—Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities of UBS Relationship Funds (comprising, respectively, UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Large-Cap Select Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Growth Equity Relationship Fund, UBS U.S. Large-Cap Value Equity Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Short Duration Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund) (collectively the “Funds”), including the schedules of investments, as of December 31, 2006, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the UBS Relationship Funds at December 31, 2006, and the results of their operations, changes in their net assets, and financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York February 26, 2007

UBS Relationship Funds—General information (unaudited)

Proxy voting policies, procedures & record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule
Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

UBS Relationship Funds—Supplemental information (unaudited)

Board of Trustees & Officers
The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee, and other directorships held by such Trustee.

The Fund’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-Interested Trustees
Term of
	Position(s)	office and
	held with	length of	Principal occupation(s)	Number of portfolios in fund complex	Other directorships held
Name, address, and age	Fund	time served	during past 5 years	overseen by trustee	by trustee

Walter E. Auch; 85 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 2002	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee of Advisors Series Trust (16 portfolios); Smith Barney Fund Complex (12 portfolios); Nicholas Applegate Institutional Funds (15 portfolios) and Chairman of the Board of Sound Surgical Technologies.

Frank K. Reilly; 71 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is a Professor at the University of Notre Dame since 1982.	Mr. Reilly is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank; Morgan Stanley Trust and FSB.

Edward M. Roob; 72 841 Woodbine Lane Northbrook, IL 60002	Trustee	Since 2002	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

Adela Cepeda; 48 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (8 portfolios) (since 2005). She is also a director of Amalgamated Bank of Chicago (since 2003).

J. Mikesell Thomas, 56 Federal Home Loan Bank of Chicago 111 East Wacker Drive Chicago, Illinois 60601	Trustee	Since 2004	Mr. Thomas is President and CEO of Federal Home Loan Bank of Chicago (since 2004). Mr. Thomas was an independent financial advisor (2001–2004). He was a managing director of Lazard Freres & Co. (1995 to 2001).	Mr. Thomas is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Evanston Northwestern Healthcare.

173

UBS Relationship Funds—Supplemental information (unaudited)

Officers
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s) during past 5 years; number of
Name, address, and age	the Fund	time served	portfolios in fund complex for which person serves as officer

Joseph Allessie*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is a director and deputy general counsel at UBS Global Asset Management (US) Inc and UBS Global AM (collectively, “UBS Global AM—Americas region”) (since 2005). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 38	Vice President and Assistant Treasurer	Since 2004	Ms. Bubloski is an associate director (since 2003) and a senior manager (since 2004) of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 41	Vice President and Treasurer	Since 2006	Mr. Disbrow is a director (since 2001), and head of the US Mutual Fund Treasury Administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**, 49	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

174

UBS Relationship Funds—Supplemental information (unaudited)

Officers (continued)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s) during past 5 years; number of
Name, address, and age	the Fund	time served	portfolios in fund complex for which person serves as officer

Joanne M. Kilkeary*; 38	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 35	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 44	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*, 50	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the Global Treasury Administration Department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was Chief Administrative Officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a Vice President of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

175

UBS Relationship Funds—Supplemental information (unaudited)

Officers (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s) during past 5 years; number of
Name, address, and age	the Fund	time served	portfolios in fund complex for which person serves as officer

Kai R. Sotorp**, 47	President	Since 2006	Mr. Sotorp is the Head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was Head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global Asset Management (Japan) Ltd. (2001–2004); Representative Director and President of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp. - UBS Realty Inc. (2000–2004). Mr. Sotorp is President of 20 investment companies (consisting of 92 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 45	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, NY 10019-6114
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606

176

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PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $619,650 and $518,700, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $43,500 and $16,500 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2006 and 2005 semiannual financial statements, and 2006 agreed upon procedures review.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $140,892 and $98,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2006 and December 31, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant’s operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee’s consideration of non-audit services by the registrant’s auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant’s auditors to the registrant’s investment adviser or any entity that it controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2006, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by E&Y of $2,213,034 and $2,953,587 respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2006	2005

Covered Services	$184,392	$114,500
Non-Covered Services	$2,028,642	$2,839,087

(h)	The registrant’s audit committee was not required to consider whether the provision of non- audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the SMA Relationship Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007233) (SEC File No. 811-09036).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	March 9, 2007